                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number      811-04847

                                 ECLIPSE FUNDS.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

     Robert Anselmi; John K. Forst, 169 Lackawanna Av. Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code:   (973) 394-4448

Date of fiscal year end:           10/31/03

Date of reporting period:          11/01/02-04/30/03

                                   FORM N-CSR

ITEM 1.   REPORTS TO STOCKHOLDERS.

                  [INSERT REPORT HERE]

                               SEMIANNUAL REPORT
--------------------------------------------------------------------------

                                                         Eclipse Funds
                                                  April 30, 2003 Unaudited

                                        Eclipse Growth Equity Fund
                                        ----------------------------------
                                        Eclipse Indexed Equity Fund
                                        ----------------------------------
                                        Eclipse Mid Cap Core Fund
                                        ----------------------------------
                                        Eclipse Mid Cap Value Fund
                                        ----------------------------------
                                        Eclipse Small Cap Value Fund
                                        ----------------------------------
                                        Eclipse Tax-Managed Equity Fund
                                        ----------------------------------
                                        Eclipse Value Equity Fund
                                        ----------------------------------
                                        Eclipse Bond Fund
                                        ----------------------------------
                                        Eclipse Core Bond Plus Fund
                                        ----------------------------------
                                        Eclipse Indexed Bond Fund
                                        ----------------------------------
                                        Eclipse Money Market Fund
                                        ----------------------------------
                                        Eclipse Short Term Bond Fund
                                        ----------------------------------
                                        Eclipse Tax Free Bond Fund
                                        ----------------------------------
                                        Eclipse Ultra Short Duration Fund
                                        ----------------------------------
                                        Eclipse Asset Manager Fund
                                        ----------------------------------
                                        Eclipse Balanced Fund
                                        ----------------------------------
                                        Eclipse International Broad Market Fund
                                        ----------------------------------
                                        Eclipse International Equity Fun
--------------------------------------------------------------------------

                                        ECLIPSE
                                        [NEW YORK LIFE INVESTMENT LOGO]
                                        ECLIPSE INVESTMENT MANAGEMENT LLC

                              Table of Contents
                              CHAIRMAN'S LETTER                                2

                              PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
                              AND FUND FINANCIAL STATEMENTS

                              EQUITY FUNDS
                              Eclipse Growth Equity Fund                       3
                              Eclipse Indexed Equity Fund                     14
                              Eclipse Mid Cap Core Fund                       30
                              Eclipse Mid Cap Value Fund                      42
                              Eclipse Small Cap Value Fund                    54
                              Eclipse Tax-Managed Equity Fund                 68
                              Eclipse Value Equity Fund                       75

                              FIXED-INCOME FUNDS
                              Eclipse Bond Fund                               86
                              Eclipse Core Bond Plus Fund                     98
                              Eclipse Indexed Bond Fund                      113
                              Eclipse Money Market Fund                      126
                              Eclipse Short Term Bond Fund                   137
                              Eclipse Tax Free Bond Fund                     148
                              Eclipse Ultra Short Duration Fund              158

                              BLENDED FUNDS
                              Eclipse Asset Manager Fund                     168
                              Eclipse Balanced Fund                          196

                              INTERNATIONAL FUNDS
                              Eclipse International Broad Market Fund        212
                              Eclipse International Equity Fund              230

                              NOTES TO FINANCIAL STATEMENTS
                              Note 1 Organization and Business               240
                              Note 2 Significant Accounting Policies         242
                              Note 3 Fees and Related Party Transactions     248
                              Note 4 Federal Income Tax                      252
                              Note 5 Financial Investments                   254
                              Note 6 Line of Credit                          254
                              Note 7 Purchases and Sales of Securities       256
                              Note 8 Capital Share Transactions              256

CHAIRMAN'S LETTER
--------------------------------------------------------------------------------

Report to shareholders for the period
November 1, 2002, through April 30, 2003

During the six months ended April 30, 2003, U.S. stock and bond markets generally provided positive returns. That was particularly good news for domestic equity investors who had experienced progressive declines since the third quarter of 2000.

The Federal Reserve lowered the targeted federal funds rate by 50 basis points in early November 2002. Since bond prices tend to rise when yields decline, the move was positive for fixed-income investors.

The stock market faced substantial volatility as geopolitical tensions steadily increased, ultimately bringing coalition forces into Iraq. Amid widespread uncertainty over oil prices and geopolitical risks, many businesses held back on spending and hiring. Even so, the U.S. economy continued to advance, with real gross domestic product growing at a modest pace in the fourth quarter of 2002 and, according to preliminary estimates by the Bureau of Economic Analysis, picking up slightly in the first quarter of 2003.

International stocks had mixed results. Most developed markets recorded positive returns in U.S. dollar terms, but many had negative results in local currency terms. Asian markets were particularly hard hit when the SARS epidemic hurt travel and retail sales.

At Eclipse, we believe that consistent application of time-tested investment principles may be a sound way to pursue long-range financial goals. The objective, principal investment strategies, and investment process as applicable for each Eclipse Fund is well established and typically does not change with shifting markets or economic trends.

The reports that follow describe the market conditions and portfolio management decisions that affected the performance of individual Eclipse Funds during the six months ended April 30, 2003. As you review these short-term results, we hope that you will continue to bear in mind the potential merits of a diversified portfolio and a long-term investment perspective.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
May 2003

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Eclipse Growth Equity Fund
--------------------------------------------------------------------------------

The six-month period ended April 30, 2003, was marked by volatility and market uncertainty, but ended on a relatively positive note. Although large-cap stocks rose in November 2002, they gave up the gains in December. Any early advances in 2003 quickly gave way to substantial market declines as geopolitical uncertainty increased. The market reached its low point for the six-month period on March 11, 2003, and then rallied through the end of April 2003.

Early in November 2002, the Federal Reserve lowered the targeted federal funds rate by 50 basis points to 1.25%. In light of mixed economic indicators and various uncertainties, the Fed then left interest rates unchanged for the remainder of the six-month period.

By the end of the reporting period, easing geopolitical tensions had helped reduce oil prices, improve consumer confidence, and strengthen the debt and equity markets. Although the latest figures suggest that gross domestic product growth has remained somewhat sluggish, a series of positive earnings reports across several major industry groups helped fuel the stock market's strong performance in April.

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse Growth Equity Fund returned 0.37% for No-Load Class shares and 0.26% for Service Class shares. Both share classes underperformed the 2.77% return of the average Lipper(1) large-cap growth fund. Both share classes also underperformed the 4.48% return of the S&P 500 Index(2) for the six months ended April 30, 2003.

Weakness among certain of the Fund's health care and technology holdings contributed to the Fund's underperformance. Certain industrial and consumer staples holdings were also weak during the reporting period.

FINANCIALS

The Fund saw mixed performance from its financial holdings, but overall, the results were positive. All of the Fund's diversified financial holdings made a positive contribution to the Fund's performance, with Morgan Stanley showing particular strength, followed by Fannie Mae, Citigroup, and American Express. Near the end of April, a $1.4 billion settlement was announced that hopefully would resolve conflict-of-interest concerns regarding companies with research, brokerage, and investment banking interests.

Among banks, BB&T and Fifth Third Bancorp both saw double-digit price declines, and the Fund sold its position in BB&T in April to utilize the proceeds in more productive ways. Bank of America, on the other hand, did well during the reporting period and contributed positively to the Fund's performance. Among insurance companies, Marsh & McLennan detracted from performance, while Prudential Financial provided strong positive results.

INFORMATION TECHNOLOGY

The Fund's holdings in the information technology sector were subject to a variety of pressures during the reporting period, but generally managed to benefit from the strong rally in March and April of 2003. Communications equipment manufacturer, Cisco Systems was a stellar performer, with the stock price gaining more than 30% over the reporting period.(3)

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
1 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3 Unless otherwise indicated, percentages reflect price performance of designated stocks for the period from November 1, 2002, through April 30, 2003. Due to purchases and sales during the reporting period, the performance of Fund shares may differ.

Other computer-related holdings included new positions in Hewlett-Packard and Dell Computer. Although Hewlett-Packard stock gained for the six-month reporting period, most of the Fund's purchases were in November and December of 2002, when the price was considerably higher than at the end of April. Fortunately, the Fund purchased shares of Dell Computer in April and May as the stock price was rising. As a result, the stock contributed positively to performance for the period it was held in the Fund.

Among software companies, Electronic Arts and Microsoft saw their share price decline for the reporting period, while Oracle saw a substantial gain. The Fund added a position in Symantec in late January and continued to buy shares in the following three months. Although Symantec's stock price rose almost 10% during the six-month reporting period, the Fund's results reflected a wide mix of purchase prices, some of which were above and others below the share price at the end of the reporting period.

Among semiconductor equipment & products companies, Applied Materials saw its share price decline, but Analog Devices, Texas Instruments, and KLA-Tencor all recorded double-digit share price increases, and Intel shares rose more than 6% for the reporting period. SunGard Data Systems, another of the Fund's information technology holdings, detracted from the Fund's performance for the six months ended April 30, 2003.

CONSUMER DISCRETIONARY AND CONSUMER STAPLES

The Fund benefited from its multiline retail holdings in Target and Wal-Mart Stores. We sold the Fund's Costco shares in November at a loss for the short portion of the reporting period they were held in the Fund. Specialty retailer TJX also detracted from the Fund's performance, but Lowe's shares gained more than 5% over the reporting period and the price of Bed Bath & Beyond shares rose substantially.

Media stocks were generally strong, with Walt Disney, Omnicom Group, and Clear Channel Communications all providing share price gains. Despite wide swings over the reporting period, by the end of April, Gannett was all but flat and Viacom showed a modest decline. Harley-Davidson was particularly weak during the reporting period, dropping more than 14%.

In the consumer staples sector, beverage companies Coca-Cola and PepsiCo, were unable to generate positive results. Coca-Cola shares provided double-digit losses for the Fund, despite several sales as the stock price declined. Food & drug retailing companies Walgreen and SYSCO both detracted from the Fund's performance during the reporting period, and shares of Kraft Foods declined more than 20% over the six-month period. One consumer staples stock that provided positive results was Colgate-Palmolive, which rose slightly during the reporting period.

HEALTH CARE

Biotechnology company Amgen was one of the Fund's largest positions and strongest performers, gaining more than 30% over the reporting period. Among health care equipment & supplies companies, Medtronic performed well, but Baxter International plummeted in March as the company continued to grapple with weakness in its bioscience segment. Fortunately, the stock gained more than 20% in April, which helped to partially offset the earlier decline. The Fund's pharmaceutical stocks were not strong, with both Pfizer and Johnson & Johnson shares declining for the reporting period. We trimmed the Fund's positions to reduce exposure and utilized the proceeds elsewhere.

Among the Fund's worst performers were health care providers & services companies. The price of Tenet Healthcare shares dropped by more than half in early November, when questions arose regarding the company's Medicare billing practices. The stock continued to languish near that level and closed the reporting period only slightly higher. The Fund reduced its position in HCA in November and December but was hurt when the stock dropped by more than 25% over the course of the reporting period. Cardinal Health also declined substantially. UnitedHealth Group and WellPoint Health Networks both provided slightly positive results over the reporting period, but well below the large-cap market as a whole.

OTHER SECTORS

Other strong contributors to performance included commercial services & supplies companies Cendant and First Data, both of which showed substantial gains over the six-month reporting period. FedEx also provided strong performance over the same time frame.

The Fund purchased shares of Danaher, a tool company, in November 2002 through February 2003, and the stock provided a strong positive contribution to performance for the period it was held in the Fund. Another new position was General Electric, which gained ground after the Fund purchased shares throughout the second half of March 2003. The Fund's aerospace & defense holdings, on the other hand, generally detracted from performance. Although the price of United Technologies' shares rose slightly, Lockheed Martin and General Dynamics both saw their share price decline substantially.

LOOKING AHEAD

Going forward, we expect investors to maintain their focus on the long term, which in our view, points to a recovery. In keeping with this view, the current portfolio structure should benefit if the economy recovers in the second half of 2003. Many of the Fund's consumer, industrial, and technology holdings may benefit from the increased consumer and business spending that is typical in an economic recovery.

Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital, with dividend income, if any, as a consideration incidental to the Fund's objective of capital growth.

RUDOLPH C. CARRYL
EDMUND C. SPELMAN
Portfolio Managers
MacKay Shields LLC

                              $10,000 INVESTED IN
                           ECLIPSE GROWTH EQUITY FUND
                              VERSUS S&P 500 INDEX

                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES GRAPH]

                                                                 ECLIPSE GROWTH EQUITY FUND               S&P 500 INDEX
                                                                 --------------------------               -------------
4/30/93                                                                   10000.00                           10000.00
94                                                                        11351.00                           10532.00
95                                                                        15652.00                           12371.00
96                                                                        19035.00                           16109.00
97                                                                        23743.00                           20158.00
98                                                                        33360.00                           28436.00
99                                                                        41811.00                           34642.00
00                                                                        36973.00                           38150.00
01                                                                        28332.00                           33201.00
02                                                                        19563.00                           29009.00
4/30/03                                                                   20494.00                           25149.00

                              $10,000 INVESTED IN
                           ECLIPSE GROWTH EQUITY FUND
                              VERSUS S&P 500 INDEX

                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES GRAPH]

                                                                       S&P 500 INDEX                ECLIPSE GROWTH EQUITY FUND
                                                                       -------------                --------------------------
4/30/93                                                                   10000.00                           10000.00
94                                                                        10532.00                           11330.00
95                                                                        12371.00                           15580.00
96                                                                        16109.00                           18897.00
97                                                                        20158.00                           23525.00
98                                                                        28436.00                           32977.00
99                                                                        34642.00                           41231.00
00                                                                        38150.00                           36370.00
01                                                                        33201.00                           27792.00
02                                                                        29009.00                           19138.00
4/3/03                                                                    25149.00                           20033.00

Source: Lipper Inc., 4/30/03

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/93.

                                              TOTAL RETURNS(1)     AVERAGE ANNUAL TOTAL RETURNS(1)
               PERFORMANCE                  AS OF APRIL 30, 2003         AS OF APRIL 30, 2003
---------------------------------------------------------------------------------------------------
                                              SIX-MONTH PERIOD     ONE YEAR   FIVE YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund No-Load Class            0.37%           -20.08%     -5.58%       7.44%
Eclipse Growth Equity Fund Service
 Class(2)                                           0.26            -20.30      -5.82        7.19
Average Lipper large-cap growth fund(3)             2.77            -16.03      -5.13        6.74
S&P 500 Index(4)                                    4.48            -13.31      -2.43        9.66

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1993                                                                              9.59
1994                                                                             -2.23
Year ended December 31 1995                                                      37.88
1996                                                                             21.62
1997                                                                             24.73
1998                                                                              40.5
10 months ended October 31 1999                                                   9.96
Year ended October 31 2000                                                       12.24
Year ended October 31 2001                                                      -38.34
Year ended October 31 2002                                                      -19.58
Six months ended April 30 2003                                                    0.37

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

   1 Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

   2 Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

  3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

  4 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

COMMON STOCKS (97.5%)+
                                    SHARES        VALUE
                                   -----------------------
AEROSPACE & DEFENSE (3.2%)
General Dynamics Corp. ..........    16,700    $  1,036,569
Lockheed Martin Corp. ...........    79,200       3,963,960
United Technologies Corp. .......    82,500       5,099,325
                                               ------------
                                                 10,099,854
                                               ------------
AIR FREIGHT & LOGISTICS (2.0%)
FedEx Corp. .....................   106,700       6,389,196
                                               ------------
AUTOMOBILES (2.2%)
Harley-Davidson, Inc. ...........   159,400       7,083,736
                                               ------------
BANKS (3.1%)
Bank of America Corp. ...........    73,400       5,435,270
Fifth Third Bancorp..............    89,500       4,411,455
                                               ------------
                                                  9,846,725
                                               ------------
BEVERAGES (2.4%)
Coca-Cola Co. (The)..............    88,900       3,591,560
PepsiCo, Inc. ...................    93,900       4,063,992
                                               ------------
                                                  7,655,552
                                               ------------
BIOTECHNOLOGY (2.3%)
Amgen, Inc. (a)..................    89,600       5,493,376
Genentech, Inc. (a)..............    44,100       1,675,359
                                               ------------
                                                  7,168,735
                                               ------------
CHEMICALS (2.7%)
Air Products & Chemicals,
 Inc. ...........................    90,800       3,910,756
Praxair, Inc. ...................    78,700       4,570,896
                                               ------------
                                                  8,481,652
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (3.2%)
Cendant Corp. (a)................   333,200       4,758,096
First Data Corp. ................   137,700       5,401,971
                                               ------------
                                                 10,160,067
                                               ------------
COMMUNICATIONS EQUIPMENT (2.1%)
Cisco Systems, Inc. (a)..........   438,000       6,587,520
                                               ------------
COMPUTERS & PERIPHERALS (4.0%)
Dell Computer Corp. (a)..........   119,600       3,457,636
Hewlett-Packard Co. .............   291,800       4,756,340
International Business Machines
 Corp. ..........................    53,500       4,542,150
                                               ------------
                                                 12,756,126
                                               ------------
DIVERSIFIED FINANCIALS (7.5%)
American Express Co. ............   181,700       6,879,162
Citigroup, Inc. .................   140,093       5,498,651
Fannie Mae.......................    82,100       5,943,219
Morgan Stanley...................   115,700       5,177,575
                                               ------------
                                                 23,498,607
                                               ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Agilent Technologies, Inc. (a)...   116,300       1,863,126
                                               ------------



                                    SHARES        VALUE
                                   -----------------------
ENERGY EQUIPMENT & SERVICES (2.8%)
Baker Hughes, Inc. ..............    96,200    $  2,693,600
BJ Services Co. (a)..............    95,100       3,472,101
Weatherford International Ltd.
 (a).............................    62,400       2,510,352
                                               ------------
                                                  8,676,053
                                               ------------
FOOD & DRUG RETAILING (3.1%)
SYSCO Corp. .....................   170,600       4,901,338
Walgreen Co. ....................   158,300       4,885,138
                                               ------------
                                                  9,786,476
                                               ------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Baxter International, Inc. ......    77,500       1,782,500
Medtronic, Inc. .................   103,400       4,936,316
                                               ------------
                                                  6,718,816
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (7.6%)
Cardinal Health, Inc. ...........    84,700       4,682,216
HCA, Inc. .......................   129,300       4,150,530
Tenet Healthcare Corp. (a).......   149,800       2,223,032
UnitedHealth Group, Inc. ........    81,300       7,490,169
WellPoint Health Networks, Inc.
 (a).............................    72,400       5,498,056
                                               ------------
                                                 24,044,003
                                               ------------
HOUSEHOLD PRODUCTS (1.7%)
Colgate-Palmolive Co. ...........    93,600       5,351,112
                                               ------------
INDUSTRIAL CONGLOMERATES (1.7%)
General Electric Co. ............   178,500       5,256,825
                                               ------------
INSURANCE (1.7%)
Marsh & McLennan Cos., Inc. .....   109,300       5,211,424
                                               ------------
IT CONSULTING & SERVICES (0.6%)
SunGard Data Systems, Inc. (a)...    92,000       1,978,000
                                               ------------
MACHINERY (3.4%)
Danaher Corp. ...................    74,700       5,152,806
Illinois Tool Works, Inc. .......    86,700       5,547,066
                                               ------------
                                                 10,699,872
                                               ------------
MEDIA (6.2%)
Clear Channel Communications,
 Inc. (a)........................   129,920       5,081,171
Gannett Co., Inc. ...............    54,300       4,111,596
Omnicom Group, Inc...............    80,000       4,952,000
Viacom, Inc. Class B (a).........   122,561       5,320,373
                                               ------------
                                                 19,465,140
                                               ------------
MULTILINE RETAIL (5.4%)
Kohl's Corp. (a).................    98,100       5,572,080
Target Corp. ....................   163,500       5,467,440
Wal-Mart Stores, Inc. ...........   104,000       5,857,280
                                               ------------
                                                 16,896,800
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)

                                    SHARES        VALUE
                                   -----------------------
PHARMACEUTICALS (4.6%)
Forest Laboratories, Inc. (a)....    20,200    $  1,044,744
Johnson & Johnson................   122,500       6,904,100
Pfizer, Inc. ....................   213,900       6,577,425
                                               ------------
                                                 14,526,269
                                               ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (7.2%)
Analog Devices, Inc. (a).........   154,100       5,103,792
Applied Materials, Inc. (a)......   213,200       3,112,720
Intel Corp. .....................   353,100       6,497,040
KLA-Tencor Corp. (a).............    81,600       3,345,600
Texas Instruments, Inc. .........   249,200       4,607,708
                                               ------------
                                                 22,666,860
                                               ------------
SOFTWARE (9.2%)
Electronic Arts, Inc. (a)........    74,700       4,427,469
Microsoft Corp. .................   326,700       8,353,719
Oracle Corp. (a).................   473,848       5,629,314
Symantec Corp. (a)...............   111,900       4,918,005
VERITAS Software Corp. (a).......   250,400       5,511,304
                                               ------------
                                                 28,839,811
                                               ------------
SPECIALTY RETAIL (4.9%)
Bed Bath & Beyond, Inc. (a)......   154,300       6,096,393
Lowe's Cos., Inc. ...............   106,300       4,665,507
TJX Cos., Inc. (The).............   246,900       4,752,825
                                               ------------
                                                 15,514,725
                                               ------------
Total Common Stocks
 (Cost $337,990,966).............               307,223,082
                                               ------------

SHORT-TERM INVESTMENTS (2.7%)
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                  ------------------------
COMMERCIAL PAPER (0.8%)
UBS Finance Delaware LLC
 1.36%, due 5/1/03..............  $2,545,000   $  2,545,000
                                               ------------
Total Commercial Paper
 (Cost $2,545,000)..............                  2,545,000
                                               ------------

                                    SHARES
                                  ----------
INVESTMENT COMPANY (1.9%)
Merrill Lynch Premier
 Institutional Fund.............   5,925,210      5,925,210
                                               ------------
Total Investment Company
 (Cost $5,925,210)..............                  5,925,210
                                               ------------
Total Short-Term Investments
 (Cost $8,470,210)..............                  8,470,210
                                               ------------
Total Investments
 (Cost $346,461,176) (b)........       100.2%   315,693,292(c)
Liabilities in Excess of Cash
 and Other Assets...............        (0.2)      (522,703)
                                  ----------     ----------
Net Assets......................       100.0%  $315,170,589
                                   =========     ==========

------------
(a) Non-income producing security.
(b) The cost for federal income tax purposes is $346,623,519.
(c) At April 30, 2003 net unrealized depreciation was $30,930,227, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $23,723,262 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $54,653,489.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

GROWTH EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)

ASSETS:
 Investment in securities, at value (identified
   cost $346,461,176).............................  $315,693,292
 Cash.............................................         4,800
 Receivables:
   Investment securities sold.....................     2,775,000
   Dividends......................................       177,478
   Fund shares sold...............................        79,928
 Other assets.....................................        12,399
                                                    ------------
       Total assets...............................   318,742,897
                                                    ------------
LIABILITIES:
 Payables:
   Investment securities purchased................     2,685,937
   Fund shares redeemed...........................       550,732
   Manager........................................       186,160
   Transfer agent.................................        61,495
   Professional...................................        52,241
   Custodian......................................         5,417
 Accrued expenses.................................        30,326
                                                    ------------
       Total liabilities..........................     3,572,308
                                                    ------------
 Net assets.......................................  $315,170,589
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $     18,979
   Service Class..................................           640
 Additional paid-in capital.......................   385,871,298
 Accumulated undistributed net investment
   income.........................................        65,442
 Accumulated net realized loss on investments and
   written option transactions....................   (40,017,886)
 Net unrealized depreciation on investments.......   (30,767,884)
                                                    ------------
 Net assets.......................................  $315,170,589
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $305,150,713
                                                    ============
 Shares of capital stock outstanding..............    18,979,428
                                                    ============
 Net asset value per share outstanding............  $      16.08
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $ 10,019,876
                                                    ============
 Shares of capital stock outstanding..............       639,549
                                                    ============
 Net asset value per share outstanding............  $      15.67
                                                    ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:
 Income:
   Dividends........................................  $ 1,480,694
   Interest.........................................       13,049
                                                      -----------
       Total income.................................    1,493,743
                                                      -----------
 Expenses:
   Manager..........................................    1,294,311
   Transfer agent...................................      167,530
   Professional.....................................       66,847
   Custodian........................................       17,043
   Shareholder communication........................       15,550
   Directors........................................       14,424
   Registration.....................................       14,044
   Service..........................................       12,172
   Miscellaneous....................................       12,324
                                                      -----------
       Total expenses before reimbursement..........    1,614,245
   Expense reimbursement from Manager...............     (185,944)
                                                      -----------
       Net expenses.................................    1,428,301
                                                      -----------
 Net investment income..............................       65,442
                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) from:
   Security transactions............................    1,784,885
   Written option transactions......................       (8,914)
                                                      -----------
 Net realized gain on investments and written option
   transactions.....................................    1,775,971
                                                      -----------
 Net change in unrealized depreciation on:
   Security transactions............................   (1,549,817)
   Written option transactions......................      145,834
                                                      -----------
 Net unrealized loss on investments and written
   option transactions..............................   (1,403,983)
                                                      -----------
 Net realized and unrealized gain on investments and
   written option transactions......................      371,988
                                                      -----------
 Net increase in net assets resulting from
   operations.......................................  $   437,430
                                                      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the year ended October 31, 2002

                                                                  2003            2002
                                                              -------------   -------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income (loss)............................  $      65,442   $    (968,440)
    Net realized gain (loss) on investments and written
     option transactions....................................      1,775,971     (17,650,104)
    Net change in unrealized appreciation (depreciation) on
     investments and written option transactions............     (1,403,983)    (64,573,184)
                                                              -------------   -------------
    Net increase (decrease) in net assets resulting from
     operations.............................................        437,430     (83,191,728)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     21,181,301      57,430,902
      Service Class.........................................      2,019,881       6,150,156
                                                              -------------   -------------
                                                                 23,201,182      63,581,058
    Cost of shares redeemed:
      No-Load Class.........................................    (36,518,397)    (93,764,533)
      Service Class.........................................     (2,309,579)     (7,895,123)
                                                              -------------   -------------
      Decrease in net assets derived from capital share
       transactions.........................................    (15,626,794)    (38,078,598)
                                                              -------------   -------------
      Net decrease in net assets............................    (15,189,364)   (121,270,326)
NET ASSETS:
  Beginning of period.......................................    330,359,953     451,630,279
                                                              -------------   -------------
  End of period.............................................  $ 315,170,589   $ 330,359,953
                                                              =============   =============
  Accumulated undistributed net investment income at end of
    period..................................................  $      65,442   $         --
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                NO-LOAD CLASS
                             ------------------------------------------------------------------------------------
                             SIX MONTHS                                                          JANUARY 1
                               ENDED                         YEAR ENDED OCTOBER 31                THROUGH
                             APRIL 30,             ------------------------------------------   OCTOBER 31,
                               2003**                 2002            2001            2000         1999*
                             ----------            ----------      ----------      ----------   -----------
Net asset value at
 beginning of period.......  $   16.02             $    19.92      $    37.50      $    36.45   $    33.48
                             ----------            ----------      ----------      ----------   ----------
Net investment income
 (loss) (a)................       0.00(b)               (0.04)          (0.09)          (0.20)       (0.14)
Net realized and unrealized
 gain (loss) on
 investments...............       0.06                  (3.86)         (12.79)           4.66         3.45
                             ----------            ----------      ----------      ----------   ----------
Total from investment
 operations................       0.06                  (3.90)         (12.88)           4.46         3.31
                             ----------            ----------      ----------      ----------   ----------
Less distributions:
From net realized gain on
 investments...............        --                     --            (4.70)          (3.41)       (0.34)
                             ----------            ----------      ----------      ----------   ----------
Net asset value at end of
 period....................  $   16.08             $    16.02      $    19.92      $    37.50   $    36.45
                             ==========            ==========      ==========      ==========   ==========
Total investment return....       0.37%(c)             (19.58%)        (38.34%)         12.24%        9.96%(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income
   (loss)..................       0.05%+                (0.22%)         (0.32%)         (0.52%)      (0.49%)+
 Net expenses..............       0.93%+                 0.93%           0.93%           0.93%        0.93%+
 Expenses (before
   reimbursement)..........       1.05%+                 1.02%           0.98%           0.93%        0.93%+
Portfolio turnover rate....         24%                    63%             35%             48%          27%
Net assets at end of period
 (in 000's)................  $ 305,151             $  320,059      $  436,898      $1,197,216   $1,049,756

                                  NO-LOAD CLASS
                             -----------------------
                                   YEAR ENDED
                                   DECEMBER 31
                             -----------------------
                                1998         1997
                             ----------   ----------
Net asset value at
 beginning of period.......  $    25.43   $    21.99
                             ----------   ----------
Net investment income
 (loss) (a)................       (0.09)       (0.08)
Net realized and unrealized
 gain (loss) on
 investments...............       10.35         5.45
                             ----------   ----------
Total from investment
 operations................       10.26         5.37
                             ----------   ----------
Less distributions:
From net realized gain on
 investments...............       (2.21)       (1.93)
                             ----------   ----------
Net asset value at end of
 period....................  $    33.48   $    25.43
                             ==========   ==========
Total investment return....       40.50%       24.73%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income
   (loss)..................       (0.31%)      (0.31%)
 Net expenses..............        0.94%        0.93%
 Expenses (before
   reimbursement)..........        0.94%        0.93%
Portfolio turnover rate....          29%          36%
Net assets at end of period
 (in 000's)................  $  975,010   $  700,070

------------
 * The Fund changed its fiscal year end from December 31 to October 31. ** Unaudited.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Less than one cent per share.
(c) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                                SERVICE CLASS
       -----------------------------------------------------------------------------------------------
       SIX MONTHS                                                 JANUARY 1          YEAR ENDED
         ENDED                   YEAR ENDED OCTOBER 31             THROUGH           DECEMBER 31
       APRIL 30,          ------------------------------------   OCTOBER 31,   -----------------------
         2003**              2002         2001         2000         1999*         1998         1997
       ----------         ----------   ----------   ----------   -----------   ----------   ----------
       $   15.63          $    19.49   $    36.88   $    35.99   $    33.13    $    25.24   $    21.88
       ----------         ----------   ----------   ----------   ----------    ----------   ----------
           (0.02)              (0.09)       (0.14)       (0.29)       (0.21)        (0.16)       (0.14)
            0.06               (3.77)      (12.55)        4.59         3.41         10.26         5.43
       ----------         ----------   ----------   ----------   ----------    ----------   ----------
            0.04               (3.86)      (12.69)        4.30         3.20         10.10         5.29
       ----------         ----------   ----------   ----------   ----------    ----------   ----------
             --                  --         (4.70)       (3.41)       (0.34)        (2.21)       (1.93)
       ----------         ----------   ----------   ----------   ----------    ----------   ----------
       $   15.67          $    15.63   $    19.49   $    36.88   $    35.99    $    33.13   $    25.24
       ==========         ==========   ==========   ==========   ==========    ==========   ==========
            0.26%(c)          (19.81%)     (38.49%)      11.93%        9.74%(c)      40.18%      24.50%
           (0.20%)+            (0.47%)      (0.57%)      (0.77%)      (0.74%)+      (0.56%)      (0.56%)
            1.18%+              1.18%        1.18%        1.18%        1.18%+        1.19%        1.18%
            1.30%+              1.27%        1.23%        1.18%        1.18%+        1.19%        1.18%
              24%                 63%          35%          48%          27%           29%          36%
       $  10,020          $   10,301   $   14,732   $   24,732   $   25,987    $   15,814   $   10,668

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Indexed Equity Fund
--------------------------------------------------------------------------------

During the six months ended April 30, 2003, the domestic large-cap stock market started off on a strong note, but was unable to sustain its early gains. As concern over geopolitical tensions increased in January, the market entered a steep decline that continued into early March. By then, the market was closely tracking news from coalition forces assembling in Kuwait. After the war got underway and the prospects of a coalition victory improved, oil prices rolled back and consumer confidence strengthened. From mid-March through the end of April, the stock market staged an impressive rally, and stocks ended the six-month reporting period in positive territory.

In November 2002, the Federal Reserve lowered the targeted federal funds rate by 50 basis points to 1.25%. This accommodative stance continued through the remainder of the reporting period. At the end of January, the Fed noted that high oil premiums and geopolitical risks appeared to be fostering continued restraint in business spending and hiring. By mid-March, the Fed deemed recent labor market indicators "disappointing," but suggested that as uncertainties lifted, the situation might improve. Inflation remained modest throughout the six-month period.

Gross domestic product grew at a seasonally adjusted annual rate of 1.4% in the fourth quarter of 2002. According to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at 1.9% for the first quarter of 2003. Although the rate was modest, the continued growth of GDP accompanied improvements in corporate earnings in the first quarter of 2003. A weakening dollar supported export activity, and growth in productivity was accompanied by corporate spending restraint. Consumer confidence also made a sharp turnaround, rising from 61.4 in March 2003 to a reading of 81 in April.

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse Indexed Equity Fund No-Load Class shares returned 4.35% and Service Class shares returned 4.22%. Both share classes outperformed the 4.12% return of the average Lipper(1) S&P 500 Index objective fund for the same period. Both share classes underperformed the 4.48% return of the S&P 500 Index(2) for the six months ended April 30, 2003. Since the Fund includes real-world expenses that a hypothetical index does not, there may be times when the Fund underperforms the Index.

As of April 30, 2003, the Fund's No-Load Class shares were rated four stars overall out of 1,055 large blend funds by Morningstar.(3) The Fund's No-Load Class shares were rated three stars out of 1,055 large blend funds for the three-year period then ended, three stars out of 711 large blend funds for the five-year period then ended, and four stars out of 214 large blend funds for the 10-year period ended April 30, 2003.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark.
1 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2 "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote, the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

--------------------------------------------------------------------------------

STRONG AND WEAK SUBINDUSTRIES

Based on total returns alone, the best-performing subindustries(4) in the S&P 500 Index for the six-month period were Internet software & services (+66.11%), computer storage & peripherals (+55.66%), office electronics (+48.48%), Internet retail (+46.69%), and construction & engineering (+40.36%). Because of their higher weightings in the Index, however, subindustries with lower total returns were among the five-top contributors to the overall performance of the S&P 500 Index. Taking both weightings and total returns into consideration, the leading subindustry was industrial conglomerates (+12.45%), followed by biotechnology (+28.78%), semiconductors (+11.16%), general merchandise stores (+5.46%), and pharmaceuticals (+1.90%).

Based solely on total returns, the worst-performing subindustries in the Index for the reporting period were health care facilities (-33.38%), tobacco (-23.25%), agricultural products (-18.65%), motorcycle manufacturers (-15.03%), and food retail (-14.23%). Due to a higher Index weighting, tobacco (-23.25%) had the greatest negative impact on the total return of the Index for the reporting period when weightings and total returns were taken into account. This subindustry was followed by soft drinks (-9.66%), integrated telecommunication services (-5.41%), health care facilities (-33.38%), and multiline insurance (-6.67%).

CORPORATE LEADERS AND LAGGARDS

For the six months ended April 30, 2003, the best-performing company in the S&P 500 Index based on total returns alone was Dynegy (+547.06%), followed by Williams (+269.68%) and AES (+239.55%). All three of these multi-utilities had seen depressed valuations in 2002 in the wake of the Enron scandal. Other top performers based on total returns alone included Corning (+189.84%) and Sealed Air (+197.70%). As impressive as these returns may be, the five stocks with the greatest positive impact on the performance of the S&P 500 Index all had higher weightings and lower total returns. Taking both weightings and total returns into account, the best performing company in the Index for the six-month period was General Electric (+16.63%), followed by Cisco Systems (+34.53%), Amgen (+31.68%), JP Morgan Chase (+41.45%), and Wyeth (+29.94%).

Not surprisingly, based on total return, the worst-performing security in the S&P 500 Index for the reporting period was also in the worst-performing subindustry. That company was Tenet Healthcare (-48.38%), which suffered from allegations of Medicare accounting irregularities. The second worst-performing stock in the Index was Micron Technology (-46.88%), followed by UNUMProvident (-43.96%), Circuit City Stores-Circuit City Group (-42.18%), and Allegheny Technologies (-39.42%). Taking both weightings and total returns into account, Altria Group (-24.52%) made the greatest negative contribution to the performance of the Index, followed by AT&T (-36.23%), Coca-Cola (-13.08%), Microsoft (-4.36%), and American International Group (-7.35%).

INDEX CHANGES

The Fund seeks to track the performance and weightings of stocks in the S&P 500 Index. The Index itself, however, may change from time to time as companies merge, divest units, face financial difficulties, or add to their market capitalization. Standard & Poor's may also occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of our economy. During the six months ended April 30, 2003, there were seven companies deleted from the Index and seven companies were added to it.

Among the additions were Comcast, Quest Diagnostics, AutoNation, Apartment Investment & Management, McCormick, Symantec, and Federated Investors. Deletions included Comcast Class A Special, TRW, Rational Software, AMR, HEALTHSOUTH, Household International, and Pharmacia.

--------------------------------------------------------------------------------
4 The Global Industry Classification Standard categorizes companies by sector, industry group, industry, and subindustry. Results in this section of the semiannual report reflect subindustry and company performance. In the Portfolio of Investments that follows, companies are listed by industry.

--------------------------------------------------------------------------------

HEALTHSOUTH was deleted from the Index on the heels of an investigation into a massive accounting scandal and allegations of fraud. The government has accused HEALTHSOUTH and a group of its former officers of deliberately overstating earnings by $2.5 billion over several years. AMR, the parent company of American Airlines, was deleted from the Index when it faced the threat of bankruptcy as a sluggish economy, the war in Iraq, and the threat of SARS took a toll on air travel. Recent labor concessions have helped AMR avoid bankruptcy.

LOOKING AHEAD

Although the market has shown particular strength since mid-March, it remains to be seen whether the economy can continue to build momentum or whether it will falter when investors turn their attention away from the victory in Iraq and back to domestic economic concerns, including high unemployment and a growing budget deficit.

Whatever the markets or the economy may bring, the Fund will continue to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Index.

STEPHEN B. KILLIAN
FRANCIS J. OK
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                          ECLIPSE INDEXED EQUITY FUND
                              VERSUS S&P 500 INDEX

                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES GRAPH]

                                                                ECLIPSE INDEXED EQUITY FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
4/30/93                                                                   10000.00                           10000.00
94                                                                        10868.00                           10532.00
95                                                                        14876.00                           12371.00
96                                                                        18233.00                           16109.00
97                                                                        24228.00                           20158.00
98                                                                        31162.00                           28436.00
99                                                                        37654.00                           34642.00
00                                                                        34222.00                           38150.00
01                                                                        30101.00                           33201.00
02                                                                        23426.00                           29009.00
4/30/03                                                                   24529.00                           25149.00

                              $10,000 INVESTED IN
                          ECLIPSE INDEXED EQUITY FUND
                              VERSUS S&P 500 INDEX

                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES GRAPH]

                                                                ECLIPSE INDEXED EQUITY FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
4/30/93                                                                   10000.00                           10000.00
94                                                                        10831.00                           10532.00
95                                                                        14806.00                           12371.00
96                                                                        18095.00                           16109.00
97                                                                        23994.00                           20158.00
98                                                                        30770.00                           28436.00
99                                                                        37102.00                           34642.00
00                                                                        33638.00                           38150.00
01                                                                        29500.00                           33201.00
02                                                                        22900.00                           29009.00
4/30/03                                                                   23972.00                           25149.00

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/93.

                                                TOTAL RETURNS(1)     AVERAGE ANNUAL TOTAL RETURNS(1)
                PERFORMANCE                   AS OF APRIL 30, 2003         AS OF APRIL 30, 2003
-----------------------------------------------------------------------------------------------------
                                                SIX-MONTH PERIOD     ONE YEAR   FIVE YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund No-Load Class             4.35%           -13.42%     -2.51%       9.39%
Eclipse Indexed Equity Fund Service Class(2)          4.22            -13.63      -2.75        9.14
Average Lipper S&P 500 Index objective
 fund(3)                                              4.12            -13.85      -2.92        9.25
S&P 500 Index(4)                                      4.48            -13.31      -2.43        9.66

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1993                                                                              9.41
1994                                                                               0.9
Year ended December 31 1995                                                      36.88
1996                                                                             22.57
1997                                                                             32.88
1998                                                                             28.62
10 months ended October 31 1999                                                   11.8
Year ended October 31 2000                                                        5.98
Year ended October 31 2001                                                       -24.9
Year ended October 31 2002                                                      -15.23
Six months ended April 30 2003                                                    4.35

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

  1 Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

  2 Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

 3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

 4 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

COMMON STOCKS (87.6%)+
                                      SHARES          VALUE
                                 -------------------------
AEROSPACE & DEFENSE (1.5%)
Boeing Co. (The)...............       63,668   $  1,736,863
General Dynamics Corp. ........       15,210        944,085
Goodrich Corp. ................        8,734        122,887
Honeywell International,
 Inc. .........................       64,834      1,530,082
Lockheed Martin Corp. .........       34,528      1,728,127
Northrop Grumman Corp. ........       13,802      1,213,886
Raytheon Co. ..................       30,725        919,599
Rockwell Collins, Inc. ........       13,599        290,747
United Technologies Corp. .....       35,642      2,203,032
                                               ------------
                                                 10,689,308
                                               ------------
AIR FREIGHT & LOGISTICS (0.9%)
FedEx Corp. ...................       22,645      1,355,983
Ryder System, Inc. ............        4,665        115,879
United Parcel Service, Inc.
 Class B.......................       85,000      5,280,200
                                               ------------
                                                  6,752,062
                                               ------------
AIRLINES (0.2%)
Delta Air Lines, Inc. .........        9,536        121,965
Southwest Airlines Co. ........       58,551        934,474
                                               ------------
                                                  1,056,439
                                               ------------
AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co. ......        5,745         80,890
Dana Corp. ....................       11,768        109,325
Delphi Corp. ..................       42,763        359,209
Goodyear Tire & Rubber Co.
 (The) (a).....................       12,238         70,000
Johnson Controls, Inc. ........        6,720        552,653
Visteon Corp. .................       10,174         71,320
                                               ------------
                                                  1,243,397
                                               ------------
AUTOMOBILES (0.5%)
Ford Motor Co. ................      138,982      1,431,515
General Motors Corp. ..........       42,414      1,529,025
Harley-Davidson, Inc. .........       22,960      1,020,342
                                               ------------
                                                  3,980,882
                                               ------------
BANKS (6.5%)
AmSouth Bancorp................       26,953        567,361
Bank of America Corp. .........      113,705      8,419,855
Bank of New York Co., Inc.
 (The).........................       58,012      1,534,417
Bank One Corp. ................       88,055      3,174,383
BB&T Corp. ....................       35,686      1,163,364
Charter One Financial, Inc. ...       17,126        497,510
Comerica, Inc. ................       13,272        577,465
Fifth Third Bancorp............       43,750      2,156,437
First Tennessee National
 Corp. ........................        9,490        415,662
FleetBoston Financial Corp. ...       79,481      2,107,836
Golden West Financial Corp. ...       11,668        880,000
Huntington Bancshares, Inc. ...       17,832        347,011
KeyCorp........................       32,268        777,981
Marshall & Ilsley Corp. .......       16,958        498,904
Mellon Financial Corp. ........       32,688        864,598
National City Corp. ...........       46,320      1,387,747
North Fork Bancorp, Inc. ......       12,400        401,264
Northern Trust Corp. ..........       16,836        590,944



                                      SHARES          VALUE
                                 -------------------------
BANKS (CONTINUED)
PNC Financial Services Group,
 Inc. (The)....................       21,492   $    943,499
Regions Financial Corp. .......       16,846        567,879
SouthTrust Corp. ..............       26,347        707,707
SunTrust Banks, Inc. ..........       21,402      1,224,622
Synovus Financial Corp. .......       22,712        442,203
U.S. Bancorp...................      144,971      3,211,108
Union Planters Corp. ..........       15,002        428,157
Wachovia Corp. ................      102,972      3,934,560
Washington Mutual, Inc. .......       71,651      2,830,215
Wells Fargo Co. ...............      128,009      6,177,714
Zions Bancorp..................        6,945        342,180
                                               ------------
                                                 47,172,583
                                               ------------
BEVERAGES (2.5%)
Anheuser-Busch Cos., Inc. .....       64,752      3,229,830
Brown-Forman Corp. Class B.....        4,540        347,492
Coca-Cola Co. (The) (c)........      187,545      7,576,818
Coca-Cola Enterprises, Inc. ...       34,064        663,907
Coors (Adolph) Co. Class B.....        2,841        152,079
Pepsi Bottling Group, Inc.
 (The).........................       21,236        436,187
PepsiCo, Inc. .................      130,608      5,652,714
                                               ------------
                                                 18,059,027
                                               ------------
BIOTECHNOLOGY (1.1%)
Amgen, Inc. (a)................       97,353      5,968,712
Biogen, Inc. (a)...............       11,341        430,845
Chiron Corp. (a)...............       14,199        579,745
Genzyme Corp. (a)..............       16,275        655,557
MedImmune, Inc. (a)............       18,933        667,767
                                               ------------
                                                  8,302,626
                                               ------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.
 (a)...........................        5,438        387,131
Crane Co. .....................        4,725         92,279
Masco Corp. ...................       37,297        785,848
                                               ------------
                                                  1,265,258
                                               ------------
CHEMICALS (1.4%)
Air Products & Chemicals,
 Inc. .........................       17,254        743,130
Dow Chemical Co. (The).........       69,020      2,252,813
E.I. du Pont de Nemours &
 Co. ..........................       75,306      3,202,764
Eastman Chemical Co. ..........        5,974        182,386
Ecolab, Inc. ..................        9,813        501,346
Englehard Corp. ...............        9,805        240,713
Great Lakes Chemical Corp. ....        3,791         93,107
Hercules, Inc. (a).............        7,877         79,951
International Flavors &
 Fragrances, Inc. .............        7,160        227,545
Monsanto Co. ..................       19,757        343,772
PPG Industries, Inc. ..........       12,859        623,790
Praxair, Inc. .................       12,249        711,422
Rohm & Haas Co. ...............       16,776        555,453
Sigma-Aldrich Corp. ...........        5,390        268,530
                                               ------------
                                                 10,026,722
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (1.6%)
Allied Waste Industries, Inc.
 (a)...........................       14,685        121,886
Apollo Group, Inc. Class A
 (a)...........................       13,156        713,042
Automatic Data Processing,
 Inc. .........................       45,411      1,527,172

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                      SHARES          VALUE
                                 -------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Avery Dennison Corp. ..........        8,431   $    446,927
Block (H&R), Inc. .............       13,500        521,370
Cendant Corp. (a)..............       78,004      1,113,897
Cintas Corp. ..................       12,881        462,428
Concord EFS, Inc. (a)..........       38,590        533,700
Convergys Corp. (a)............       13,161        213,471
Deluxe Corp. ..................        4,353        191,576
Donnelley (R.R.) & Sons Co. ...        8,715        175,694
Equifax, Inc. .................       10,997        255,020
First Data Corp. ..............       56,999      2,236,071
Fiserv, Inc. (a)...............       14,302        421,051
Paychex, Inc. .................       28,507        887,708
Pitney Bowes, Inc. ............       17,942        629,944
Robert Half International, Inc.
 (a)...........................       13,629        221,880
Sabre Holdings Corp. ..........       10,915        228,233
Waste Management, Inc. ........       45,056        978,616
                                               ------------
                                                 11,879,686
                                               ------------
COMMUNICATIONS EQUIPMENT (1.9%)
ADC Telecommunications, Inc.
 (a)...........................       59,693        142,547
Andrew Corp. (a)...............        6,536         50,131
Avaya, Inc. (a)................       27,496        107,235
CIENA Corp. (a)................       32,528        158,411
Cisco Systems, Inc. (a)........      538,498      8,099,010
Comverse Technology, Inc. (a)..       14,229        185,973
Corning, Inc. (a)..............       91,300        494,846
JDS Uniphase Corp. (a).........      107,309        346,608
Lucent Technologies, Inc.
 (a)...........................      296,203        533,165
Motorola, Inc. ................      174,192      1,377,859
QUALCOMM, Inc. ................       59,645      1,902,079
Scientific-Atlanta, Inc. ......       11,680        189,800
Tellabs, Inc. (a)..............       31,522        194,806
                                               ------------
                                                 13,782,470
                                               ------------
COMPUTERS & PERIPHERALS (3.3%)
Apple Computer, Inc. (a).......       26,702        379,169
Dell Computer Corp. (a)........      195,129      5,641,179
EMC Corp. (a)..................      166,526      1,513,721
Gateway, Inc. (a)..............       24,793         71,404
Hewlett-Packard Co. ...........      231,118      3,767,224
International Business Machines
 Corp. ........................      127,867     10,855,908
Lexmark International, Inc.
 (a)...........................        9,541        710,900
NCR Corp. (a)..................        7,432        162,910
Network Appliance, Inc. (a)....       25,315        336,183
Sun Microsystems, Inc. (a).....      242,038        798,725
                                               ------------
                                                 24,237,323
                                               ------------
CONSTRUCTION & ENGINEERING (0.0%) (B)
Fluor Corp. ...................        5,994        207,213
McDermott International, Inc.
 (a)...........................        4,598         14,943
                                               ------------
                                                    222,156
                                               ------------
CONSTRUCTION MATERIALS (0.0%) (B)
Vulcan Materials Co. ..........        7,840        274,165
                                               ------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp. ....................        4,322        242,724
Bemis Co., Inc. ...............        4,058        185,288



                                      SHARES          VALUE
                                 -------------------------
CONTAINERS & PACKAGING (CONTINUED)
Pactiv Corp. (a)...............       12,192   $    250,180
Sealed Air Corp. (a)...........        6,606        283,067
Temple-Inland, Inc. ...........        3,977        180,158
                                               ------------
                                                  1,141,417
                                               ------------
DIVERSIFIED FINANCIALS (7.1%)
American Express Co. ..........       99,516      3,767,676
Bear Stearns Cos., Inc.
 (The).........................        7,506        501,701
Capital One Financial Corp. ...       16,856        705,761
Charles Schwab Corp. (The).....      101,780        878,360
Citigroup, Inc. ...............      389,066     15,270,841
Countrywide Financial Corp. ...        9,536        644,634
Fannie Mae.....................       52,724      3,052,720
Federated Investors, Inc. Class
 B.............................        8,300        226,507
Franklin Resources, Inc. ......       19,508        680,439
Freddie Mac....................       75,304      5,451,257
Goldman Sachs Group, Inc.
 (The).........................       35,700      2,709,630
Janus Capital Group, Inc. .....       16,893        234,813
JP Morgan Chase & Co. .........      150,971      4,430,999
Lehman Brothers Holdings,
 Inc. .........................       18,354      1,155,751
MBNA Corp. ....................       96,717      1,827,951
Merrill Lynch & Co., Inc. .....       65,502      2,688,857
Moody's Corp. .................       11,415        551,230
Morgan Stanley.................       82,024      3,670,574
Principal Financial Group (The)
 (a)...........................       24,300        707,130
Providian Financial Corp.
 (a)...........................       22,034        162,391
SLM Corp. .....................       11,585      1,297,520
State Street Corp. ............       25,113        879,708
T. Rowe Price Group, Inc. .....        9,332        284,813
                                               ------------
                                                 51,781,263
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
ALLTEL Corp. ..................       23,578      1,104,865
AT&T Corp. ....................       58,340        994,697
BellSouth Corp. ...............      140,826      3,589,655
CenturyTel, Inc. ..............       10,922        321,653
Citizens Communications Co.
 (a)...........................       20,381        222,764
Qwest Communications
 International, Inc. (a).......      127,076        479,077
SBC Communications, Inc. ......      251,169      5,867,308
Sprint Corp. (FON Group).......       67,801        780,389
Verizon Communications, Inc. ..      206,881      7,733,212
                                               ------------
                                                 21,093,620
                                               ------------
ELECTRIC UTILITIES (1.9%)
Allegheny Energy, Inc. (a).....        9,372         77,788
Ameren Corp. ..................       12,075        494,834
American Electric Power Co.,
 Inc. .........................       29,504        778,316
CenterPoint Energy, Inc. ......       22,581        178,390
Cinergy Corp. .................       13,140        448,600
CMS Energy Corp. (a)...........       10,077         62,780
Consolidated Edison, Inc. .....       16,152        627,828
Constellation Energy Group,
 Inc. .........................       12,441        364,272
Dominion Resources, Inc. ......       23,282      1,377,829
DTE Energy Co. ................       12,583        507,347
Edison International, Inc.
 (a)...........................       24,722        360,694
Entergy Corp. .................       16,804        783,234

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)

                                      SHARES          VALUE
                                 -------------------------
ELECTRIC UTILITIES (CONTINUED)
Exelon Corp. ..................       24,429   $  1,295,714
FirstEnergy Corp. .............       22,632        763,377
FPL Group, Inc. ...............       13,865        843,963
PG&E Corp. (a).................       31,124        466,237
Pinnacle West Capital Corp. ...        6,671        221,611
PPL Corp. .....................       12,764        462,057
Progress Energy, Inc. .........       17,938        749,450
Public Service Enterprise
 Group, Inc. ..................       16,783        645,642
Southern Co. (The).............       53,982      1,570,336
TECO Energy, Inc. .............       13,165        142,050
TXU Corp. .....................       24,406        486,168
Xcel Energy, Inc. .............       29,903        404,289
                                               ------------
                                                 14,112,806
                                               ------------
ELECTRICAL EQUIPMENT (0.3%)
American Power Conversion Corp.
 (a)...........................       14,965        233,155
Cooper Industries, Ltd. Class
 A.............................        6,963        258,327
Emerson Electric Co. ..........       31,857      1,615,150
Power-One, Inc. (a)............        5,707         33,386
Rockwell Automation, Inc. .....       14,325        326,610
Thomas & Betts Corp. (a).......        4,500         71,145
                                               ------------
                                                  2,537,773
                                               ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc.
 (a)...........................       35,229        564,369
Jabil Circuit, Inc. (a)........       14,699        274,871
Millipore Corp. (a)............        3,455        117,988
Molex, Inc. ...................       14,550        339,597
PerkinElmer, Inc. .............        9,329         92,544
Sanmina-SCI Corp. (a)..........       39,710        190,608
Solectron Corp. (a)............       61,539        196,310
Symbol Technologies, Inc.
 (a)...........................       16,845        184,116
Tektronix, Inc. (a)............        6,586        123,619
Thermo Electron Corp. (a)......       12,449        226,198
Waters Corp. (a)...............       10,036        240,964
                                               ------------
                                                  2,551,184
                                               ------------
ENERGY EQUIPMENT & SERVICES (0.7%)
Baker Hughes, Inc. ............       25,464        712,992
BJ Services Co. (a)............       11,893        434,213
Halliburton Co. ...............       33,073        708,093
Nabors Industries, Ltd. (a)....       10,812        423,830
Noble Corp. (a)................       10,166        314,638
Rowan Co., Inc. (a)............        7,223        148,072
Schlumberger Ltd. .............       44,111      1,849,574
Transocean, Inc. (a)...........       24,165        460,343
                                               ------------
                                                  5,051,755
                                               ------------
FOOD & DRUG RETAILING (0.9%)
Albertson's, Inc. .............       28,758        571,134
CVS Corp. .....................       29,769        720,707
Kroger Co. (The) (a)...........       57,763        826,011
Safeway, Inc. (a)..............       33,389        554,925
SUPERVALU, Inc. ...............       10,133        166,891
SYSCO Corp. ...................       49,486      1,421,733
Walgreen Co. ..................       77,619      2,395,322
Winn-Dixie Stores, Inc. .......       11,257        141,050
                                               ------------
                                                  6,797,773
                                               ------------



                                      SHARES          VALUE
                                 -------------------------
FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland Co. ....       48,992   $    542,831
Campbell Soup Co. .............       31,048        683,988
ConAgra Foods, Inc. ...........       40,648        853,608
General Mills, Inc. ...........       27,964      1,261,456
Heinz (H.J.) Co. ..............       26,656        796,481
Hershey Foods Corp. ...........       10,281        670,835
Kellogg Co. ...................       30,942      1,013,041
McCormick & Co., Inc. .........       10,600        262,774
Sara Lee Corp. ................       59,296        994,987
Wm. Wrigley Jr. Co. ...........       17,079        968,550
                                               ------------
                                                  8,048,551
                                               ------------
GAS UTILITIES (0.2%)
KeySpan Corp. .................       11,828        400,614
Kinder Morgan, Inc. ...........        9,254        435,123
Nicor, Inc. ...................        3,593        108,006
NiSource, Inc. ................       18,477        349,214
Peoples Energy Corp. ..........        2,763        107,342
Sempra Energy..................       15,596        418,597
                                               ------------
                                                  1,818,896
                                               ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
Applera Corp. Applied
 Biosystems Group..............       15,847        277,798
Bard (C.R.), Inc. .............        3,928        248,957
Bausch & Lomb, Inc. ...........        4,109        144,472
Baxter International, Inc. ....       44,919      1,033,137
Becton, Dickinson & Co. .......       19,278        682,441
Biomet, Inc. (a)...............       19,705        600,214
Boston Scientific Corp. (a)....       30,835      1,327,447
Guidant Corp. (a)..............       23,248        906,440
Medtronic, Inc. ...............       92,261      4,404,540
St. Jude Medical, Inc. (a).....       13,432        704,643
Stryker Corp. .................       14,981      1,003,877
Zimmer Holdings, Inc. (a)......       14,746        691,587
                                               ------------
                                                 12,025,553
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (1.5%)
Aetna, Inc. (a)................       11,391        567,272
AmerisourceBergen Corp. .......        8,368        484,089
Anthem, Inc. (a)...............       10,602        727,721
Cardinal Health, Inc. .........       34,201      1,890,631
CIGNA Corp. ...................       10,643        556,629
HCA, Inc. .....................       38,852      1,247,149
Health Management Associates,
 Inc. .........................       18,054        308,001
Humana, Inc. (a)...............       13,059        144,302
IMS Health, Inc. ..............       18,502        284,931
Manor Care, Inc. (a)...........        7,326        142,491
McKesson Corp. ................       21,944        608,726
Quest Diagnostics, Inc. (a)....        8,000        478,000
Quintiles Transnational Corp.
 (a)...........................        9,026        126,815
Tenet Healthcare Corp. (a).....       36,501        541,675
UnitedHealth Group, Inc. ......       23,031      2,121,846
WellPoint Health Networks, Inc.
 (a)...........................       11,323        859,869
                                               ------------
                                                 11,090,147
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                      SHARES          VALUE
                                 -------------------------
HOTELS, RESTAURANTS & LEISURE (1.0%)
Carnival Corp. ................       47,550   $  1,311,905
Darden Restaurants, Inc. ......       13,034        228,225
Harrah's Entertainment, Inc.
 (a)...........................        8,386        330,326
Hilton Hotels Corp. ...........       28,464        379,146
International Game Technology..        6,401        552,406
Marriott International, Inc.
 Class A.......................       17,741        637,079
McDonald's Corp. ..............       96,111      1,643,498
Starbucks Corp. (a)............       29,333        689,032
Starwood Hotels & Resorts
 Worldwide, Inc. ..............       14,944        401,097
Wendy's International, Inc. ...        8,750        254,100
Yum! Brands, Inc. (a)..........       22,399        553,255
                                               ------------
                                                  6,980,069
                                               ------------
HOUSEHOLD DURABLES (0.5%)
American Greetings Corp. Class
 A.............................        5,058         73,644
Black & Decker Corp. (The).....        6,010        247,914
Centex Corp. ..................        4,644        306,597
Fortune Brands, Inc. ..........       11,373        550,453
KB Home........................        3,583        176,534
Leggett & Platt, Inc. .........       14,777        305,145
Maytag Corp. ..................        6,069        126,478
Newell Rubbermaid, Inc. .......       20,208        615,940
Pulte Homes, Inc. .............        4,531        262,753
Snap-on, Inc. .................        4,587        134,628
Stanley Works (The)............        6,820        163,885
Tupperware Corp. ..............        4,547         63,021
Whirlpool Corp. ...............        5,109        273,280
                                               ------------
                                                  3,300,272
                                               ------------
HOUSEHOLD PRODUCTS (1.9%)
Clorox Co. (The)...............       16,644        752,642
Colgate-Palmolive Co. .........       40,752      2,329,792
Kimberly-Clark Corp. ..........       38,987      1,940,383
Procter & Gamble Co. (The).....       97,885      8,794,967
                                               ------------
                                                 13,817,784
                                               ------------
INDUSTRIAL CONGLOMERATES (3.9%)
3M Co. ........................       29,506      3,718,936
General Electric Co. (c).......      753,058     22,177,558
Textron, Inc. .................       10,430        307,581
Tyco International Ltd. .......      151,193      2,358,611
                                               ------------
                                                 28,562,686
                                               ------------
INSURANCE (4.2%)
ACE, Ltd. .....................       19,867        657,200
AFLAC, Inc. ...................       39,090      1,278,634
Allstate Corp. (The)...........       53,214      2,010,957
Ambac Financial Group, Inc. ...        8,087        471,876
American International Group,
 Inc. .........................      197,388     11,438,635
Aon Corp. .....................       23,062        511,054
Chubb Corp. (The)..............       12,996        687,359
Cincinnati Financial Corp. ....       12,338        454,655
Hartford Financial Services
 Group, Inc. (The).............       19,403        790,866
Jefferson-Pilot Corp. .........       10,841        434,616
John Hancock Financial
 Services, Inc. ...............       21,799        632,607



                                      SHARES          VALUE
                                 -------------------------
INSURANCE (CONTINUED)
Lincoln National Corp. ........       13,440   $    429,543
Loews Corp. ...................       14,049        579,802
Marsh & McLennan Cos., Inc. ...       40,686      1,939,908
MBIA, Inc. ....................       11,027        492,907
MetLife, Inc. .................       52,996      1,522,575
MGIC Investment Corp. .........        7,843        356,543
Progressive Corp. (The)........       16,467      1,119,756
Prudential Financial, Inc.
 (a)...........................       42,833      1,369,371
SAFECO Corp. ..................       10,455        402,622
St. Paul Cos., Inc. (The)......       17,148        588,862
Torchmark Corp. ...............        9,007        349,021
Travelers Property Casualty
 Corp. Class B.................       76,115      1,236,869
UNUMProvident Corp. ...........       18,368        211,232
XL Capital Ltd. Class A........       10,312        848,678
                                               ------------
                                                 30,816,148
                                               ------------
INTERNET & CATALOG RETAIL (0.3%)
eBay, Inc. (a).................       23,400      2,170,818
                                               ------------
INTERNET SOFTWARE & SERVICES (0.2%)
Yahoo!, Inc. (a)...............       44,730      1,108,409
                                               ------------
IT CONSULTING & SERVICES (0.3%)
Computer Sciences Corp. (a)....       14,139        465,880
Electronic Data Systems
 Corp. ........................       36,084        654,925
SunGard Data Systems, Inc.
 (a)...........................       21,400        460,100
Unisys Corp. (a)...............       23,960        249,184
                                               ------------
                                                  1,830,089
                                               ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp. ...............        6,880        150,190
Eastman Kodak Co. .............       22,171        663,135
Hasbro, Inc. ..................       13,270        212,320
Mattel, Inc. ..................       32,752        712,028
                                               ------------
                                                  1,737,673
                                               ------------
MACHINERY (1.0%)
Caterpillar, Inc. .............       26,062      1,370,861
Cummins, Inc. .................        3,297         89,382
Danaher Corp. .................       11,522        794,788
Deere & Co. ...................       18,153        799,277
Dover Corp. ...................       15,315        440,153
Eaton Corp. ...................        5,370        440,716
Illinois Tool Works, Inc. .....       23,228      1,486,127
Ingersoll-Rand Co. Class A.....       12,894        568,368
ITT Industries, Inc. ..........        6,945        404,894
Navistar International Corp.
 (a)...........................        4,820        134,478
PACCAR, Inc. ..................        8,745        510,795
Pall Corp. ....................        9,328        197,007
Parker-Hannifin Corp. .........        8,983        365,428
                                               ------------
                                                  7,602,274
                                               ------------
MEDIA (3.7%)
AOL Time Warner, Inc. (a)......      338,509      4,630,803
Clear Channel Communications,
 Inc. (a)......................       46,425      1,815,682
Comcast Corp. (a)..............      174,537      5,569,476
Dow Jones & Co., Inc. .........        6,281        248,728
Gannett Co., Inc. .............       20,266      1,534,541

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)

                                      SHARES          VALUE
                                 -------------------------
MEDIA (CONTINUED)
Interpublic Group of Cos., Inc.
 (The) (a).....................       28,712   $    327,317
Knight-Ridder, Inc. ...........        6,231        402,211
McGraw-Hill Cos., Inc. (The)...       14,625        853,954
Meredith Corp. ................        3,737        161,513
New York Times Co. (The) Class
 A.............................       11,489        532,860
Omnicom Group, Inc. ...........       14,186        878,113
TMP Worldwide, Inc. (a)........        8,223        137,900
Tribune Co. ...................       23,090      1,130,948
Univision Communications, Inc.
 Class A (a)...................       17,422        527,538
Viacom, Inc. Class B (a).......      133,196      5,782,038
Walt Disney Co. (The)..........      154,684      2,886,403
                                               ------------
                                                 27,420,025
                                               ------------
METALS & MINING (0.4%)
Alcoa, Inc. ...................       63,950      1,466,373
Allegheny Technologies,
 Inc. .........................        6,466         26,834
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a)..............       10,974        189,960
Newmont Mining Corp. ..........       30,374        820,705
Nucor Corp. ...................        5,893        240,729
Phelps Dodge Corp. (a).........        6,747        210,439
United States Steel Corp. .....        7,021        100,541
Worthington Industries,
 Inc. .........................        6,713         90,156
                                               ------------
                                                  3,145,737
                                               ------------
MULTILINE RETAIL (3.7%)
Big Lots, Inc. (a).............        8,618        107,897
Costco Wholesale Corp. (a).....       34,561      1,196,847
Dillard's, Inc. Class A........        6,433         89,933
Dollar General Corp. ..........       25,650        372,951
Family Dollar Stores, Inc. ....       13,160        449,941
Federated Department Stores,
 Inc. (a)......................       14,370        440,010
J.C. Penney Co., Inc. Holding
 Co. ..........................       20,275        345,892
Kohl's Corp. (a)...............       25,583      1,453,114
May Department Stores Co.
 (The).........................       21,747        470,170
Nordstrom, Inc. ...............       10,497        181,913
Sears, Roebuck & Co. ..........       23,984        679,707
Target Corp. ..................       68,827      2,301,575
Wal-Mart Stores, Inc. .........      334,029     18,812,513
                                               ------------
                                                 26,902,463
                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
AES Corp. (The) (a)............       40,557        243,748
Calpine Corp. (a)..............       28,383        152,417
Duke Energy Corp. .............       67,500      1,187,325
Dynegy, Inc. Class A (a).......       26,977        118,699
El Paso Corp. .................       44,087        330,652
Mirant Corp. (a)...............       30,652        101,458
Williams Cos., Inc. (The)......       39,257        272,836
                                               ------------
                                                  2,407,135
                                               ------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)................       55,647        548,678
                                               ------------



                                      SHARES          VALUE
                                 -------------------------
OIL & GAS (4.4%)
Amerada Hess Corp. ............        6,783   $    306,252
Anadarko Petroleum Corp. ......       18,851        836,984
Apache Corp. ..................       12,051        689,926
Ashland, Inc. .................        5,504        163,194
Burlington Resources, Inc. ....       15,295        708,311
ChevronTexaco Corp. ...........       80,750      5,071,908
ConocoPhillips.................       51,273      2,579,032
Devon Energy Corp. ............       17,382        821,300
EOG Resources, Inc. ...........        8,760        327,449
ExxonMobil Corp. ..............      509,220     17,924,544
Kerr-McGee Corp. ..............        7,557        318,225
Marathon Oil Corp. ............       23,560        536,461
Occidental Petroleum Corp. ....       28,573        852,904
Sunoco, Inc. ..................        5,797        215,706
Unocal Corp. ..................       19,547        541,452
                                               ------------
                                                 31,893,648
                                               ------------
PAPER & FOREST PRODUCTS (0.4%)
Boise Cascade Corp. ...........        4,441        102,010
Georgia-Pacific Corp. .........       19,018        293,638
International Paper Co. .......       36,242      1,295,652
Louisiana-Pacific Corp. (a)....        8,087         65,343
MeadWestvaco Corp. ............       15,170        357,860
Weyerhaeuser Co. ..............       16,619        824,136
                                               ------------
                                                  2,938,639
                                               ------------
PERSONAL PRODUCTS (0.5%)
Alberto-Culver Co. Class B.....        4,344        214,072
Avon Products, Inc. ...........       17,838      1,037,637
Gillette Co. (The).............       79,052      2,407,133
                                               ------------
                                                  3,658,842
                                               ------------
PHARMACEUTICALS (8.8%)
Abbott Laboratories............      118,281      4,805,757
Allergan, Inc. ................        9,817        689,644
Bristol-Myers Squibb Co. ......      146,635      3,745,058
Forest Laboratories, Inc.
 (a)...........................       27,458      1,420,128
Johnson & Johnson..............      224,843     12,672,151
King Pharmaceuticals, Inc.
 (a)...........................       18,718        236,034
Lilly (Eli) & Co. .............       85,018      5,425,849
Merck & Co., Inc. .............      170,013      9,891,356
Pfizer, Inc. ..................      603,308     18,551,721
Schering-Plough Corp. .........      111,099      2,010,892
Watson Pharmaceuticals, Inc.
 (a)...........................        7,924        230,351
Wyeth..........................      100,270      4,364,753
                                               ------------
                                                 64,043,694
                                               ------------
REAL ESTATE (0.3%)
Apartment Investment &
 Management Co. Class A........        7,100        268,096
Equity Office Properties
 Trust.........................       31,139        808,680
Equity Residential.............       20,693        536,155
Plum Creek Timber Co., Inc. ...       13,978        325,128
Simon Property Group, Inc. ....       13,990        513,713
                                               ------------
                                                  2,451,772
                                               ------------
ROAD & RAIL (0.4%)
Burlington Northern Santa Fe
 Corp. ........................       28,367        798,815
CSX Corp. .....................       16,098        514,814

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                      SHARES          VALUE
                                 -------------------------
ROAD & RAIL (CONTINUED)
Norfolk Southern Corp. ........       29,569   $    627,158
Union Pacific Corp. ...........       19,187      1,142,010
                                               ------------
                                                  3,082,797
                                               ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.8%)
Advanced Micro Devices, Inc.
 (a)...........................       26,253        195,322
Altera Corp. (a)...............       28,993        458,379
Analog Devices, Inc. (a).......       27,708        917,689
Applied Materials, Inc. (a)....      124,960      1,824,416
Applied Micro Circuits Corp.
 (a)...........................       22,691        101,656
Broadcom Corp. Class A (a).....       20,930        374,438
Intel Corp. ...................      501,593      9,229,311
KLA-Tencor Corp. (a)...........       14,331        587,571
Linear Technology Corp. .......       23,735        818,146
LSI Logic Corp. (a)............       27,682        148,376
Maxim Integrated Products,
 Inc. .........................       24,494        962,369
Micron Technology, Inc. (a)....       45,338        385,373
National Semiconductor Corp.
 (a)...........................       13,221        247,629
Novellus Systems, Inc. (a).....       11,322        317,469
NVIDIA Corp. (a)...............       11,121        158,697
PMC-Sierra, Inc. (a)...........       12,613        104,057
QLogic Corp. (a)...............        7,021        308,854
Teradyne, Inc. (a).............       13,847        160,625
Texas Instruments, Inc. .......      131,029      2,422,726
Xilinx, Inc. (a)...............       25,434        688,498
                                               ------------
                                                 20,411,601
                                               ------------
SOFTWARE (4.2%)
Adobe Systems, Inc. ...........       17,661        610,364
Autodesk, Inc. ................        8,337        129,724
BMC Software, Inc. (a).........       17,898        267,038
Citrix Systems, Inc. (a).......       13,023        246,916
Computer Associates
 International, Inc. ..........       43,421        705,157
Compuware Corp. (a)............       28,184        123,728
Electronic Arts, Inc. (a)......       10,800        640,116
Intuit, Inc. (a)...............       15,554        603,184
Mercury Interactive Corp.
 (a)...........................        6,151        208,765
Microsoft Corp. (c)............      810,288     20,719,064
Novell, Inc. (a)...............       25,875         71,156
Oracle Corp. (a)...............      398,536      4,734,608
Parametric Technology Corp.
 (a)...........................       21,407         70,643
PeopleSoft, Inc. (a)...........       23,261        349,613
Siebel Systems, Inc. (a).......       36,704        318,224
Symantec Corp. (a).............       11,200        492,240
VERITAS Software Corp. (a).....       31,194        686,580
                                               ------------
                                                 30,977,120
                                               ------------
SPECIALTY RETAIL (2.0%)
AutoNation, Inc. (a)...........       21,984        304,478
AutoZone, Inc. (a).............        7,422        599,772
Bed Bath & Beyond, Inc. (a)....       22,254        879,256
Best Buy Co., Inc. (a).........       24,364        842,507
Circuit City Stores-Circuit
 City Group....................       15,775         90,391
Gap, Inc. (The)................       66,904      1,112,614



                                      SHARES          VALUE
                                 -------------------------
SPECIALTY RETAIL (CONTINUED)
Home Depot, Inc. (The).........      175,961   $  4,949,783
Limited Brands, Inc. ..........       39,485        574,112
Lowe's Cos., Inc. .............       59,087      2,593,327
Office Depot, Inc. (a).........       22,850        289,281
RadioShack Corp. ..............       13,173        312,332
Sherwin-Williams Co. (The).....       11,349        316,410
Staples, Inc. (a)..............       35,762        680,908
Tiffany & Co. .................       11,331        314,322
TJX Cos., Inc. (The)...........       40,000        770,000
Toys "R" Us, Inc. (a)..........       15,154        155,329
                                               ------------
                                                 14,784,822
                                               ------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Jones Apparel Group, Inc.
 (a)...........................        9,810        279,781
Liz Claiborne, Inc. ...........        8,075        262,680
NIKE, Inc. Class B.............       19,990      1,070,065
Reebok International Ltd.
 (a)...........................        4,437        137,813
V.F. Corp. ....................        8,248        324,476
                                               ------------
                                                  2,074,815
                                               ------------
TOBACCO (0.7%)
Altria Group, Inc. ............      156,489      4,813,602
R.J. Reynolds Tobacco Holdings,
 Inc. .........................        6,600        185,922
UST, Inc. .....................       12,722        398,580
                                               ------------
                                                  5,398,104
                                               ------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Genuine Parts Co. .............       13,168        420,981
Grainger (W.W.), Inc. .........        6,917        319,219
                                               ------------
                                                    740,200
                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
AT&T Wireless Services, Inc.
 (a)...........................      205,119      1,325,069
Nextel Communications, Inc.
 Class A (a)...................       77,769      1,150,203
Sprint Corp. (PCS Group) (a)...       75,422        263,977
                                               ------------
                                                  2,739,249
                                               ------------
Total Common Stocks
 (Cost $752,292,532)...........                 640,540,405(d)
                                               ------------
SHORT-TERM INVESTMENTS (12.3%)
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
COMMERCIAL PAPER (9.1%)
7-Eleven, Inc.
 1.24%, due 5/29/03............  $ 4,800,000      4,795,365
 1.25%, due 6/19/03............    1,000,000        998,299
American Honda Finance
 1.19%, due 5/12/03............    3,600,000      3,598,689
 1.20%, due 5/12/03............    1,200,000      1,199,559
 1.22%, due 5/12/03............      500,000        499,813
Coca-Cola Co. (The)
 1.17%, due 5/5/03.............    1,100,000      1,099,857
Dealers Capital Access Trust
 1.26%, due 5/19/03............   13,000,000     12,991,802
 1.28%, due 6/24/03............    2,300,000      2,295,584

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

            SHORT-TERM INVESTMENTS (CONTINUED)

                                   PRINCIPAL
                                      AMOUNT          VALUE
                                 -------------------------
COMMERCIAL PAPER (CONTINUED)
Florida Power & Light Co.
 1.23%, due 5/2/03.............  $ 3,100,000   $  3,099,894
 1.25%, due 5/12/03............    1,000,000        999,618
General Motors Acceptance Corp.
 1.49%, due 5/22/03............   14,400,000     14,387,479
HBOS Treasury Services
 1.24%, due 5/19/03............    8,500,000      8,494,725
Macquarie Bank Ltd.
 1.26%, due 5/16/03............    4,700,000      4,697,532
Standard Life Funding B.V.
 1.24%, due 6/3/03.............    5,700,000      5,693,515
 1.26%, due 6/3/03.............    1,400,000      1,398,389
                                               ------------
Total Commercial Paper (Cost
 $66,250,120)..................                  66,250,120
                                               ------------
U.S. GOVERNMENT (3.2%)
United States Treasury Bills
 1.10%, due 7/10/03 (c)........    6,400,000      6,386,176
 1.15%, due 7/17/03 (c)........   17,100,000     17,059,182
                                               ------------
Total U.S. Government
 (Cost $23,445,397)............                  23,445,358
                                               ------------
Total Short Term Investments
 (Cost $89,695,517)............                  89,695,478
                                               ------------
Total Investments
 (Cost $841,988,049) (e).......         99.9%   730,235,883(f)
Cash and Other Assets,
 Less Liabilities..............          0.1      1,093,470
                                 -----------    -----------
Net Assets.....................        100.0%  $731,329,353
                                 -----------    -----------
                                 -----------    -----------

FUTURES CONTRACTS (1.1%)
                              CONTRACTS    UNREALIZED
                               LONG       APPRECIATION(g)
                              ----------------------------
Standard & Poor's 500 Index
 June 2003..................     392         $8,270,673
 Mini June 2003.............      14              2,261
                                             ----------
Total Futures Contracts
 (Settlement Value
 $90,419,070) (d)...........                 $8,272,934
                                             ==========

------------
(a)  Non-income producing security.
(b) Less than one tenth of a percent.
(c)  Segregated as collateral for futures contracts.
(d) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 99.9% of net assets.
(e)  The cost for federal income tax purposes is $846,433,094.
(f) At April 30, 2003 net unrealized depreciation was $116,197,211, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $72,457,518 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $188,654,729.
(g) Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INDEXED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)

ASSETS:
 Investment in securities, at value (identified
   cost $841,988,049)............................  $ 730,235,883
 Cash............................................         73,088
 Receivables:
   Investment securities sold....................      3,094,862
   Fund shares sold..............................        882,132
   Dividends and interest........................        780,026
   Variation margin on futures contracts.........        247,610
 Other assets....................................         15,568
                                                   -------------
       Total assets..............................    735,329,169
                                                   -------------
LIABILITIES:
 Payables:
   Investment securities purchased...............      2,558,123
   Fund shares redeemed..........................      1,110,943
   Manager.......................................        118,074
   Professional..................................         93,810
   Shareholder communication.....................         42,142
   Transfer agent................................         24,113
   Custodian.....................................         14,689
   Portfolio pricing.............................          3,135
 Accrued expenses................................         34,787
                                                   -------------
       Total liabilities.........................      3,999,816
                                                   -------------
 Net assets......................................  $ 731,329,353
                                                   =============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class.................................  $      27,757
   Service Class.................................          6,875
 Additional paid-in capital......................    888,183,805
 Accumulated undistributed net investment
   income........................................      3,119,861
 Accumulated net realized loss on investments and
   futures contracts.............................    (56,529,713)
 Net unrealized depreciation on investments
   and futures contracts.........................   (103,479,232)
                                                   -------------
 Net assets......................................  $ 731,329,353
                                                   =============
No-Load Class
 Net assets applicable to outstanding shares.....  $ 586,916,271
                                                   =============
 Shares of capital stock outstanding.............     27,756,860
                                                   =============
 Net asset value per share outstanding...........  $       21.14
                                                   =============
Service Class
 Net assets applicable to outstanding shares.....  $ 144,413,082
                                                   =============
 Shares of capital stock outstanding.............      6,874,819
                                                   =============
 Net asset value per share outstanding...........  $       21.01
                                                   =============


STATEMENT OF OPERATIONS
For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:
 Income:
   Dividends......................................  $  5,648,142
   Interest.......................................       401,829
                                                    ------------
       Total income...............................     6,049,971
                                                    ------------
 Expenses:
   Manager........................................     1,682,089
   Service........................................       177,812
   Professional...................................       124,751
   Transfer agent.................................        62,722
   Custodian......................................        44,957
   Shareholder communication......................        35,380
   Directors......................................        27,105
   Registration...................................        15,562
   Miscellaneous..................................        23,018
                                                    ------------
       Total expenses before reimbursement........     2,193,396
   Expense reimbursement from Manager.............    (1,006,331)
                                                    ------------
       Net expenses...............................     1,187,065
                                                    ------------
 Net investment income............................     4,862,906
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss from:
   Security transactions..........................    (7,620,669)
   Futures transactions...........................    (4,368,463)
                                                    ------------
 Net realized loss on investments.................   (11,989,132)
                                                    ------------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions..........................    29,510,674
   Futures transactions...........................     7,953,247
                                                    ------------
 Net unrealized gain on investments...............    37,463,921
                                                    ------------
 Net realized and unrealized gain on investments..    25,474,789
                                                    ------------
 Net increase in net assets resulting from
   operations.....................................  $ 30,337,695
                                                    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the year ended October 31, 2002

                                                                  2003            2002
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $   4,862,906   $   9,358,836
    Net realized loss on investments and futures
     contracts..............................................    (11,989,132)    (43,302,130)
    Net change in unrealized appreciation (depreciation) on
     investments and
      futures contracts.....................................     37,463,921     (87,864,525)
                                                              -------------   -------------
    Net increase (decrease) in net assets resulting from
     operations.............................................     30,337,695    (121,807,819)
                                                              -------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................     (7,726,948)     (7,772,460)
      Service Class.........................................     (1,659,777)     (1,276,935)
    From net realized gain on investments:
      No-Load Class.........................................             --     (33,639,804)
      Service Class.........................................             --      (6,256,408)
                                                              -------------   -------------
        Total dividends and distributions to shareholders...     (9,386,725)    (48,945,607)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    104,605,746     126,157,800
      Service Class.........................................     51,981,517     100,714,167
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................      7,719,755      40,192,374
      Service Class.........................................      1,659,777       7,531,327
                                                              -------------   -------------
                                                                165,966,795     274,595,668
    Cost of shares redeemed:
      No-Load Class.........................................    (69,929,450)   (112,191,421)
      Service Class.........................................    (41,472,523)    (38,901,217)
                                                              -------------   -------------
      Increase in net assets derived from capital share
       transactions.........................................     54,564,822     123,503,030
                                                              -------------   -------------
      Net increase (decrease) in net assets.................     75,515,792     (47,250,396)
NET ASSETS:
  Beginning of period.......................................    655,813,561     703,063,957
                                                              -------------   -------------
  End of period.............................................  $ 731,329,353   $ 655,813,561
                                                              =============   =============
  Accumulated undistributed net investment income at end of
    period..................................................  $   3,119,861   $   7,675,229
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INDEXED EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                       NO-LOAD CLASS
                              -----------------------------------------------------------------------------------------------
                              SIX MONTHS                                                 JANUARY 1          YEAR ENDED
                                ENDED                YEAR ENDED OCTOBER 31                THROUGH           DECEMBER 31
                              APRIL 30,    ------------------------------------------   OCTOBER 31,   -----------------------
                                2003**        2002            2001            2000         1999*         1998         1997
                              ----------   ----------      ----------      ----------   -----------   ----------   ----------
Net asset value at beginning
 of period..................  $   20.57    $    25.84      $    37.38      $    36.99   $    33.39    $    27.05   $    21.05
                              ----------   ----------      ----------      ----------   ----------    ----------   ----------
Net investment income.......       0.15(a)       0.31            0.30(a)         0.37         0.31          0.38         0.37
Net realized and unrealized
 gain (loss) on
 investments................       0.73         (3.86)          (9.06)           1.86         3.60          7.36         6.54
                              ----------   ----------      ----------      ----------   ----------    ----------   ----------
Total from investment
 operations.................       0.88         (3.55)          (8.76)           2.23         3.91          7.74         6.91
                              ----------   ----------      ----------      ----------   ----------    ----------   ----------
Less dividends and
 distributions:
From net investment income..      (0.31)        (0.32)          (0.36)          (0.38)         --          (0.38)       (0.37)
From net realized gain on
 investments................         --         (1.40)          (2.42)          (1.46)       (0.31)        (1.02)       (0.54)
                              ----------   ----------      ----------      ----------   ----------    ----------   ----------
Total dividends and
 distributions..............      (0.31)        (1.72)          (2.78)          (1.84)       (0.31)        (1.40)       (0.91)
                              ----------   ----------      ----------      ----------   ----------    ----------   ----------
Net asset value at end of
 period.....................  $   21.14    $    20.57      $    25.84      $    37.38   $    36.99    $    33.39   $    27.05
                              ==========   ==========      ==========      ==========   ==========    ==========   ==========
Total investment return.....       4.35%(b)     (15.23%)       (24.90%)          5.98%       11.80%(b)      28.62%      32.88%
Ratios (to average net
 assets)/
 Supplemental Data:
 Net investment income......       1.50%+        1.31%           1.03%           0.95%        1.06%+        1.29%        1.56%
 Net expenses...............       0.30%+        0.30%           0.30%           0.30%        0.30%+        0.30%        0.30%
 Expenses (before
   reimbursement)...........       0.60%+        0.59%           0.57%           0.54%        0.55%+        0.56%        0.56%
Portfolio turnover rate.....          1%            4%              5%             11%           7%            8%           3%
Net assets at end of period
 (in 000's).................  $ 586,916    $  527,277      $  612,937      $1,503,224   $1,641,591    $1,472,263   $  966,217

------------
 * The Fund changed its fiscal year end from December 31 to October 31. ** Unaudited.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                          SERVICE CLASS
    ------------------------------------------------------------------------------------------
    SIX MONTHS                                            JANUARY 1          YEAR ENDED
      ENDED              YEAR ENDED OCTOBER 31             THROUGH           DECEMBER 31
    APRIL 30,    -------------------------------------   OCTOBER 31,   -----------------------
      2003**        2002         2001          2000         1999*         1998         1997
    ----------   ----------   ----------    ----------   -----------   ----------   ----------
    $   20.42    $    25.68   $    37.16    $    36.80   $    33.28    $    26.99   $    21.01
    ----------   ----------   ----------    ----------   ----------    ----------   ----------
         0.13(a)       0.27         0.24(a)       0.27         0.21          0.31         0.32
         0.72         (3.84)       (9.04)         1.85         3.62          7.31         6.52
    ----------   ----------   ----------    ----------   ----------    ----------   ----------
         0.85         (3.57)       (8.80)         2.12         3.83          7.62         6.84
    ----------   ----------   ----------    ----------   ----------    ----------   ----------
        (0.26)        (0.29)       (0.26)        (0.30)         --          (0.31)       (0.32)
           --         (1.40)       (2.42)        (1.46)       (0.31)        (1.02)       (0.54)
    ----------   ----------   ----------    ----------   ----------    ----------   ----------
        (0.26)        (1.69)       (2.68)        (1.76)       (0.31)        (1.33)       (0.86)
    ----------   ----------   ----------    ----------   ----------    ----------   ----------
    $   21.01    $    20.42   $    25.68    $    37.16   $    36.80    $    33.28   $    26.99
    ==========   ==========   ==========    ==========   ==========    ==========   ==========
         4.22%(b)     (15.41%)     (25.10%)       5.72%       11.60%(b)      28.24%      32.60%
         1.25%+        1.06%        0.78%         0.70%        0.81%+        1.04%        1.31%
         0.55%+        0.55%        0.55%         0.55%        0.55%+        0.55%        0.55%
         0.85%+        0.84%        0.82%         0.79%        0.80%+        0.81%        0.81%
            1%            4%           5%           11%           7%            8%           3%
    $ 144,413    $  128,537   $   90,127    $   64,254   $   61,647    $   36,442   $   13,828

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Mid Cap Core Fund
--------------------------------------------------------------------------------

The domestic equity market was highly volatile during the six months ended April 30, 2003. Stocks generally declined following the Federal Reserve's decision in early November 2002 to lower the targeted federal funds rate by 50 basis points. Later in the month, stocks rallied, but the market lost its momentum in December, then rallied again at the beginning of 2003.

From mid-January through early March 2003, the stock market tumbled as geopolitical concerns drove consumer confidence and consumer expectations lower. As coalition troops amassed in Kuwait and the "shock and awe" campaign got underway, the stock market rose sharply, with the Dow Jones Industrial Average(1) rising almost 1,000 points between March 11 and March 21, 2003. The market dropped briefly as coalition setbacks captured the headlines, but from the end of March through the end of April, stocks continued to advance as news from the war front became increasingly encouraging.

Stock market performance generally tracked the level of consumer confidence during the reporting period. As measured by Russell indices,(2) mid-cap stocks outperformed both large-cap and small-cap equities over the six-month period. Although real U.S. gross domestic product advanced in both the fourth quarter of 2002 and the first quarter of 2003, businesses appeared reticent to spend or hire as long as oil prices and the geopolitical situation remained uncertain.

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse Mid Cap Core Fund No-Load Class shares returned 4.87%. The average Lipper(3) mid-cap core fund provided the same return over the six-month period. The Fund underperformed the 7.58% return of the Russell Midcap(R) Index for the six months ended April 30, 2003.

The Fund's underperformance of the Russell Midcap Index was primarily due to the Fund's conservative positioning, which favored issues with an established history of real revenues and earnings. This positioning detracted from the Fund's performance relative to its benchmark when more speculative issues within the information technology sector and biotechnology industry rallied during the reporting period.

Among the sectors that contributed positively to the Fund's performance during the six months ended April 30, 2002, were financials, telecommunication services, and materials. Within the financials sector, the Fund benefited from a significantly overweighted position in Countrywide Financial, a major consumer finance firm. The stock advanced in robust housing and mortgage markets that were fueled by low interest rates. In the telecommunication services sector, the Fund's overweighted positions in Nextel Communications and Citizens Communications proved to be sound investments, since these companies posted solid performance during the reporting period.

Holdings in other sectors detracted from performance, with the greatest negative impact coming from the consumer discretionary, information technology, utilities, and health care sectors.

Within the consumer discretionary sector, the Fund was overweighted in weak performers, including J.C. Penney, Michaels Stores, Eastman Kodak, Harrah's Entertainment, and Jones Apparel Group. All of these holdings suffered double-digit declines during the reporting period and detracted from the Fund's performance. Among information technology companies, the Fund's conserva-
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
1 The Dow Jones Industrial Average is an unmanaged, price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms. An investment cannot be made directly into an index or average.
2 The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization.
 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

--------------------------------------------------------------------------------

tive posture hurt performance when more-speculative issues emerged from bargain-basement valuations. Specifically, the Fund's underweighted position in Corning proved to have the greatest negative impact of any single security in the portfolio during the semiannual period. Other issues, such as Veritas Software, Adobe Systems, Yahoo!, and Juniper Networks, also rallied but were underweighted in the Fund, which negatively impacted performance.

Within the utilities sector, the Fund's underweighted position in such companies as Williams, Public Service Enterprises, and AES proved to be costly as these issues showed substantial advances from the low levels they had reached following the Enron debacle.

Within the health care sector, the Fund's underweighted position in biotechnology stocks hurt the portfolio when issues such as Genzyme, Gilead Sciences, and MedImmune made a strong showing for the semiannual period.

LOOKING AHEAD

The economic outlook for the U.S. and the world is still open to wide interpretation. Although major combat operations in Iraq have ended, there remains much work to be done to restore peaceful conditions in Iraq and elsewhere. The United States still faces a major budget deficit and disappointing readings on production and employment.

The easing of geopolitical tensions appears to have helped strengthen the equity markets. If investors become more fundamentally oriented, we believe that the Fund's model-driven performance will be more likely to produce results in line with our expectations relative to the market as a whole. Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital.

HARVEY FRAM, CFA
STEPHEN B. KILLIAN
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                           ECLIPSE MID CAP CORE FUND
                          VERSUS RUSSELL MIDCAP INDEX

                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES GRAPH ]

                                                                 ECLIPSE MID CAP CORE FUND             RUSSELL MIDCAP INDEX
                                                                 -------------------------             --------------------
1/2/01                                                                    10000.00                           10000.00
12/01                                                                      9226.00                            9438.00
02                                                                         7951.00                            7910.00
4/3003                                                                     8233.00                            8284.00


Source: Lipper Inc., 4/30/93

                     THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 1/2/01.

                                             TOTAL RETURNS(1)     AVERAGE ANNUAL TOTAL RETURNS(1)
               PERFORMANCE                 AS OF APRIL 30, 2003         AS OF APRIL 30, 2003
--------------------------------------------------------------------------------------------------
                                                                                        SINCE
                                             SIX-MONTH PERIOD        ONE YEAR       INCEPTION(2)
--------------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund No-Load Class            4.87%              -14.22%           -8.01%
Average Lipper mid-cap core fund(3)                4.87               -17.43            -8.90
Russell Midcap Index(4)                            7.58               -14.13            -7.75

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

10 months ended October 31 2001                                                 -15.90
Year ended October 31 2002                                                       -6.66
Six months ended April 30 2003                                                    4.87

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

   1 Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   2 The Fund's inception date was 1/2/01.

  3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

COMMON STOCKS (99.8%)+
                                    SHARES         VALUE
                                    ----------------------
AEROSPACE & DEFENSE (0.4%)
Precision Castparts Corp. ........      567     $    15,700
Rockwell Collins, Inc. ...........    4,004          85,606
                                                -----------
                                                    101,306
                                                -----------
AIR FREIGHT & LOGISTICS (0.4%)
CNF Transportation, Inc. .........      396          12,015
Expeditors International of
 Washington, Inc. ................    1,046          38,031
Ryder System, Inc. ...............    1,869          46,426
                                                -----------
                                                     96,472
                                                -----------
AIRLINES (0.0%) (B)
JetBlue Airways Corp. (a).........       99           3,112
                                                -----------
AUTO COMPONENTS (1.3%)
American Axle & Manufacturing
 Holdings, Inc. (a)...............      861          21,456
ArvinMeritor, Inc. ...............      743          11,754
Autoliv, Inc. ....................    2,131          51,783
BorgWarner, Inc. .................      580          34,029
Dana Corp. .......................    1,539          14,297
Johnson Controls, Inc. ...........    1,310         107,735
Lear Corp. (a)....................    1,417          56,312
                                                -----------
                                                    297,366
                                                -----------
BANKS (7.1%)
AmSouth Bancorp...................    3,751          78,959
Bank of Hawaii Corp. .............    2,195          72,347
BOK Financial Corp. (a)...........      154           5,553
Capitol Federal Financial.........      248           7,725
Commerce Bancorp, Inc. ...........      657          26,720
Compass Bancshares, Inc. .........    1,321          44,544
Cullen/Frost Bankers, Inc. .......    1,137          37,282
Downey Financial Corp. ...........      238          10,448
First BanCorp.....................      368          11,360
First Tennessee National Corp. ...    1,407          61,627
First Virginia Banks, Inc. .......      777          31,741
Fulton Financial Corp. ...........    2,368          47,234
GreenPoint Financial Corp. .......    2,725         130,146
Hibernia Corp. Class A............    1,751          31,728
Hudson United Bancorp.............    1,004          33,473
Huntington Bancshares, Inc. ......    4,390          85,429
Independence Community Bank
 Corp. ...........................      565          14,775
International Bancshares Corp. ...      252          11,040
M&T Bank Corp. ...................    2,429         205,178
New York Community Bancorp,
 Inc. ............................    1,173          40,727
Pacific Capital Bancorp...........      389          12,686
People's Bank.....................      272           7,167
Popular, Inc. ....................    4,354         159,095
Provident Financial Group,
 Inc. ............................      931          22,018
Roslyn Bancorp, Inc. .............    1,606          30,643
SouthTrust Corp. .................    3,134          84,182
Sovereign Bancorp, Inc. ..........    8,445         130,475
TCF Financial Corp. ..............    1,640          64,944
Union Planters Corp. .............    2,250          64,215
UnionBanCal Corp. ................      550          22,220



                                     SHARES           VALUE
                                    ----------------------
BANKS (CONTINUED)
Washington Federal, Inc. .........      765     $    16,677
Webster Financial Corp. ..........      510          19,145
Westamerica Bankcorp..............      371          15,990
Whitney Holding Corp. ............    1,320          44,590
                                                -----------
                                                  1,682,083
                                                -----------
BEVERAGES (1.3%)
Coca-Cola Enterprises, Inc. ......    7,604         148,202
Constellation Brands, Inc. Class A
 (a)..............................      815          21,850
Coors (Adolph) Co. Class B........      606          32,439
Pepsi Bottling Group, Inc.
 (The)............................    3,635          74,663
PepsiAmericas, Inc. ..............    1,852          23,132
                                                -----------
                                                    300,286
                                                -----------
BIOTECHNOLOGY (0.5%)
Celgene Corp. (a).................      290           7,717
Charles River Laboratories
 International, Inc. (a)..........    1,479          40,155
Human Genome Sciences, Inc. (a)...      663           7,750
ICOS Corp. (a)....................      243           6,500
IDEXX Laboratories, Inc. (a)......      353          13,767
MedImmune, Inc. (a)...............      525          18,517
Millennium Pharmaceuticals, Inc.
 (a)..............................    1,565          17,215
                                                -----------
                                                    111,621
                                                -----------
BUILDING PRODUCTS (0.4%)
American Standard Cos., Inc.
 (a)..............................    1,437         102,300
                                                -----------
CHEMICALS (1.2%)
Airgas, Inc. (a)..................      640          12,947
Albemarle Corp. ..................      598          16,146
Cytec Industries, Inc. (a)........      441          14,116
Eastman Chemical Co. .............      500          15,265
Ecolab, Inc. .....................    1,348          68,869
International Flavors &
 Fragrances, Inc. ................      784          24,916
Lubrizol Corp. ...................      556          17,575
Lyondell Chemical Co. ............    2,566          37,335
Monsanto Co. .....................    1,180          20,532
PPG Industries, Inc. .............      653          31,677
Rohm & Haas Co. ..................      341          11,291
Scotts Co. (The) Class A (a)......      431          24,546
                                                -----------
                                                    295,215
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (4.5%)
Alliance Data Systems Corp. (a)...      664          13,944
Allied Waste Industries, Inc.
 (a)..............................    2,921          24,244
Apollo Group, Inc. Class A (a)....    2,507         135,877
ARAMARK Corp. Class B (a).........      996          22,868
Block (H&R), Inc. ................    3,920         151,390
Career Education Corp. (a)........      879          52,854
CheckFree Corp. (a)...............    1,378          37,992
Corinthian Colleges, Inc. (a).....      419          19,186
Deluxe Corp. .....................    1,370          60,294
DeVry, Inc. (a)...................      636          14,717
DST Systems, Inc. (a).............    3,714         114,020

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)

                                     SHARES           VALUE
                                    ----------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Equifax, Inc. ....................    1,502     $    34,831
Global Payments, Inc. ............    1,220          37,832
Hon Industries, Inc. .............      654          19,345
Iron Mountain, Inc. (a)...........      686          27,337
ITT Educational Services, Inc.
 (a)..............................      470          13,865
Pittston Brink's Group (a)........      593           7,561
Republic Services, Inc. (a).......    5,131         110,111
ServiceMaster Co. (The)...........    3,299          29,856
Stericycle, Inc. (a)..............      373          14,655
University of Phoenix Online
 (a)..............................      489          21,584
Viad Corp. .......................    2,868          57,676
Wallace Computer Services,
 Inc. ............................      412          10,766
Waste Connections, Inc. (a).......      308          10,361
Weight Watchers International,
 Inc. (a).........................      271          12,732
                                                -----------
                                                  1,055,898
                                                -----------
COMMUNICATIONS EQUIPMENT (0.9%)
ADC Telecommunications, Inc.
 (a)..............................    2,534           6,051
Avocent Corp. (a).................      462          13,685
CIENA Corp. (a)...................    4,705          22,913
Corning, Inc. (a).................   12,750          69,105
Harris Corp. .....................    1,369          39,099
Scientific-Atlanta, Inc. .........      403           6,549
Tellabs, Inc. (a).................    6,413          39,632
UTStarcom, Inc. (a)...............      694          15,109
                                                -----------
                                                    212,143
                                                -----------
COMPUTERS & PERIPHERALS (1.7%)
Imation Corp. (a).................      390          13,377
Lexmark International, Inc. (a)...    3,539         263,691
SanDisk Corp. (a).................      670          16,214
Storage Technology Corp. (a)......    3,471          85,803
Western Digital Corp. (a).........    2,127          19,845
                                                -----------
                                                    398,930
                                                -----------
CONSTRUCTION & ENGINEERING (0.1%)
Jacobs Engineering Group, Inc.
 (a)..............................      519          21,357
                                                -----------
CONTAINERS & PACKAGING (1.5%)
Aptargroup, Inc. .................      400          13,768
Ball Corp. .......................    1,792         100,639
Bemis Co., Inc. ..................      544          24,839
Owens-Illinois, Inc. (a)..........    2,428          21,585
Pactiv Corp. (a)..................    4,974         102,066
Sealed Air Corp. (a)..............      914          39,165
Smurfit-Stone Container Corp.
 (a)..............................    3,770          53,044
                                                -----------
                                                    355,106
                                                -----------
DIVERSIFIED FINANCIALS (6.2%)
Bear Stearns Cos., Inc. (The).....    1,962         131,140
BlackRock, Inc. (a)...............      564          25,651
Countrywide Financial Corp. ......    3,314         224,026
E*TRADE Group, Inc. (a)...........    6,162          33,891
Edwards (A.G.), Inc. .............      836          24,938
Legg Mason, Inc. .................      714          38,770
Leucadia National Corp. (a).......      786          29,947
Moody's Corp. ....................      609          29,409
Nuveen Investments Class A........      711          17,420
Providian Financial Corp. (a).....    5,789          42,665



                                     SHARES           VALUE
                                    ----------------------
DIVERSIFIED FINANCIALS (CONTINUED)
S&P 500 Index-SPDR Trust, Series
 1................................    4,693     $   431,334
S&P MidCap 400 Index-MidCap SPDR
 Trust, Series 1..................    4,758         381,639
Student Loan Corp. (The)..........       88           9,434
T.Rowe Price Group, Inc. .........    1,170          35,708
                                                -----------
                                                  1,455,972
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.5%)
BroadWing, Inc. (a)...............    2,125           9,839
CenturyTel, Inc. .................    4,527         133,320
Citizens Communications Co. (a)...    9,313         101,791
IDT Corp. (a).....................      500           7,140
Level 3 Communications, Inc.
 (a)..............................      483           2,763
Qwest Communications
 International, Inc. (a)..........   26,136          98,532
                                                -----------
                                                    353,385
                                                -----------
ELECTRIC UTILITIES (3.4%)
Cinergy Corp. ....................      171           5,838
Consolidated Edison, Inc. ........    1,741          67,673
Constellation Energy Group,
 Inc. ............................      904          26,469
DTE Energy Co. ...................    4,966         200,229
Entergy Corp. ....................    5,430         253,092
Great Plains Energy, Inc. ........    2,192          57,365
NSTAR.............................      581          25,099
OGE Energy Corp. .................      867          15,563
Pepco Holdings, Inc. .............    1,062          18,245
Pinnacle West Capital Corp. ......      693          23,021
PPL Corp. ........................    1,784          64,581
Puget Energy, Inc. ...............    1,918          40,508
Texas Genco Holdings, Inc. .......      147           2,558
                                                -----------
                                                    800,241
                                                -----------
ELECTRICAL EQUIPMENT (0.7%)
American Power Conversion Corp.
 (a)..............................    4,456          69,425
Energizer Holdings, Inc. (a)......      576          16,600
Rockwell Automation, Inc. ........    3,593          81,920
                                                -----------
                                                    167,945
                                                -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
Amphenol Corp. Class A (a)........      213           9,434
Arrow Electronics, Inc. (a).......    2,196          37,068
Fisher Scientific International,
 Inc. (a).........................    1,793          51,656
Ingram Micro, Inc. Class A (a)....    2,691          26,910
Jabil Circuit, Inc. (a)...........    5,001          93,519
Molex, Inc. ......................    2,824          65,912
PerkinElmer, Inc. ................    1,246          12,360
Symbol Technologies, Inc. ........    2,655          29,019
Tech Data Corp. (a)...............      520          12,480
Vishay Intertechnology, Inc.
 (a)..............................    1,681          21,013
                                                -----------
                                                    359,371
                                                -----------
ENERGY EQUIPMENT & SERVICES (2.1%)
Cooper Cameron Corp. (a)..........      504          24,121
Ensco International, Inc. ........    3,013          76,530
FMC Technologies, Inc. (a)........      636          11,970
Halliburton Co. ..................   12,578         269,295
Helmerich & Payne, Inc. ..........    1,083          27,866
Patterson-UTI Energy, Inc. (a)....      770          25,479

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                     SHARES           VALUE
                                    ----------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Rowan Co., Inc. (a)...............    2,054     $    42,107
Unit Corp. (a)....................      483           9,467
                                                -----------
                                                    486,835
                                                -----------
FOOD & DRUG RETAILING (0.6%)
Performance Food Group Co. (a)....      957          33,571
Whole Foods Market, Inc. (a)......    1,642          97,469
Winn-Dixie Stores, Inc. ..........    1,405          17,605
                                                -----------
                                                    148,645
                                                -----------
FOOD PRODUCTS (1.2%)
Dean Foods Co. (a)................    2,705         117,749
Hershey Foods Corp. ..............    1,054          68,773
Hormel Foods Corp. ...............    1,655          38,082
Lancaster Colony Corp. ...........      935          39,952
Tyson Foods, Inc. Class A.........    2,330          22,438
                                                -----------
                                                    286,994
                                                -----------
GAS UTILITIES (1.7%)
KeySpan Corp. ....................    3,000         101,610
Kinder Morgan, Inc. ..............    2,023          95,121
New Jersey Resources Corp. .......      299          10,241
NiSource, Inc. ...................    2,695          50,936
Peoples Energy Corp. .............      388          15,074
Sempra Energy.....................    4,017         107,816
UGI Corp. ........................      459          14,504
WGL Holdings, Inc. ...............      538          14,515
                                                -----------
                                                    409,817
                                                -----------
HEALTH CARE EQUIPMENT & SUPPLIES (2.8%)
Advanced Medical Optics, Inc.
 (a)..............................      330           4,630
Applera Corp. Applied Biosystems
 Group............................    2,158          37,830
Bard (C.R.), Inc. ................    1,674         106,098
Bausch & Lomb, Inc. ..............      546          19,197
Edwards Lifesciences Corp. (a)....      660          19,054
Hillenbrand Industries, Inc. .....      574          28,643
St. Jude Medical, Inc. (a)........    1,743          91,438
Steris Corp. (a)..................    2,292          52,028
Stryker Corp. ....................    2,849         190,912
Varian Medical Systems, Inc.
 (a)..............................    2,249         121,131
                                                -----------
                                                    670,961
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (4.5%)
AdvancePCS (a)....................      816          24,529
Anthem, Inc. (a)..................    1,071          73,513
Apria Healthcare Group, Inc.
 (a)..............................      451          10,576
Covance, Inc. (a).................      691          12,251
Coventry Health Care, Inc. (a)....    1,245          50,821
DaVita, Inc. (a)..................    1,875          38,662
Express Scripts, Inc. (a).........      702          41,390
Health Net, Inc. (a)..............    2,397          62,538
Henry Schein, Inc. (a)............      437          18,857
LifePoint Hospitals, Inc. (a).....      437           8,530
Lincare Holdings, Inc. (a)........    3,554         107,935
Manor Care, Inc. (a)..............      310           6,030
Mid Atlantic Medical Services,
 Inc. (a).........................    1,548          67,415
Oxford Health Plans, Inc. (a).....    1,874          54,852
Pharmaceutical Product
 Development, Inc. (a)............    1,551          40,590



                                     SHARES           VALUE
                                    ----------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Quest Diagnostics, Inc. (a).......      397     $    23,721
Quintiles Transnational Corp.
 (a)..............................    3,629          50,987
Renal Care Group, Inc. (a)........    1,287          41,699
Triad Hospitals, Inc. (a).........      765          16,838
Universal Health Services, Inc.
 Class B (a)......................    1,050          40,603
WellPoint Health Networks, Inc.
 (a)..............................    3,457         262,525
                                                -----------
                                                  1,054,862
                                                -----------
HOTELS, RESTAURANTS & LEISURE (4.6%)
Applebee's International, Inc. ...      618          16,933
Brinker International, Inc. (a)...    3,186         101,155
CBRL Group, Inc. .................    1,158          36,917
Darden Restaurants, Inc. .........    3,693          64,664
GTECH Holdings Corp. (a)..........    1,875          63,131
Harrah's Entertainment, Inc.
 (a)..............................    2,431          95,757
Hilton Hotels Corp. ..............   10,581         140,939
International Game Technology
 (a)..............................    2,869         247,595
International Speedway Corp. Class
 A................................      906          35,615
Mandalay Resort Group (a).........    1,224          32,338
MGM Mirage, Inc. (a)..............      742          21,088
Outback Steakhouse, Inc. .........      655          23,410
Ruby Tuesday, Inc. ...............      715          14,085
Starwood Hotels & Resorts
 Worldwide, Inc. .................    2,213          59,397
Yum! Brands, Inc. (a).............    5,568         137,530
                                                -----------
                                                  1,090,554
                                                -----------
HOUSEHOLD DURABLES (3.9%)
American Greetings Corp. Class A
 (a)..............................    1,484          21,607
Black & Decker Corp. (The)........    2,554         105,352
Fortune Brands, Inc. .............    4,582         221,769
Harman International Industries,
 Inc. ............................      849          56,535
KB Home...........................    1,101          54,246
La-Z-Boy, Inc. ...................      560          10,937
Maytag Corp. .....................    1,652          34,428
Mohawk Industries, Inc. (a).......    1,631          90,472
Newell Rubbermaid, Inc. ..........    7,108         216,652
NVR, Inc. (a).....................      186          66,541
Whirlpool Corp. ..................      713          38,138
                                                -----------
                                                    916,677
                                                -----------
HOUSEHOLD PRODUCTS (0.6%)
Church & Dwight Co., Inc. ........      390          12,273
Clorox Co. (The)..................    1,802          81,487
Dial Corp. (The)..................    2,016          41,993
                                                -----------
                                                    135,753
                                                -----------
INDUSTRIAL CONGLOMERATES (0.4%)
Carlisle Cos., Inc. ..............      336          15,241
Teleflex, Inc. ...................      379          14,550
Textron, Inc. ....................    2,169          63,964
                                                -----------
                                                     93,755
                                                -----------
INSURANCE (3.2%)
American Financial Group, Inc. ...      662          14,683
AmerUs Group Co. .................      453          11,864
Fidelity National Financial,
 Inc. ............................    3,121         107,363

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)

                                     SHARES           VALUE
                                    ----------------------
INSURANCE (CONTINUED)
First American Corp. .............    2,346     $    62,169
Markel Corp. (a)..................       93          22,539
Old Republic International
 Corp. ...........................    3,902         119,401
Protective Life Corp. ............    1,492          42,865
Radian Group, Inc. ...............    1,839          73,008
Reinsurance Group of America,
 Inc. ............................      189           5,415
SAFECO Corp. .....................    4,359         167,865
St. Paul Cos., Inc. (The).........    1,147          39,388
StanCorp Financial Group, Inc. ...      158           8,485
UNUMProvident Corp. ..............    2,384          27,416
W.R. Berkley Corp. ...............      903          41,935
                                                -----------
                                                    744,396
                                                -----------
INTERNET & CATALOG RETAIL (0.3%)
Amazon.com, Inc. (a)..............    2,598          74,485
                                                -----------
INTERNET SOFTWARE & SERVICES (0.9%)
Expedia, Inc. Class A (a).........      432          24,965
Hotels.com Class A (a)............      306          21,910
WebMD Corp. (a)...................    3,170          30,559
Yahoo!, Inc. (a)..................    5,252         130,144
                                                -----------
                                                    207,578
                                                -----------
IT CONSULTING & SERVICES (1.2%)
Acxiom Corp. (a)..................    2,568          35,849
Affiliated Computer Services, Inc.
 Class A (a)......................    1,057          50,419
Cognizant Technology Solutions
 Corp. (a)........................      648          11,638
Computer Sciences Corp. (a).......    3,364         110,844
FTI Consulting, Inc. (a)..........      242          10,951
SunGard Data Systems, Inc. (a)....    1,534          32,981
Unisys Corp. (a)..................    3,510          36,504
                                                -----------
                                                    289,186
                                                -----------
LEISURE EQUIPMENT & PRODUCTS (1.5%)
Brunswick Corp. ..................      933          20,367
Eastman Kodak Co. ................    7,269         217,416
Mattel, Inc. .....................    4,026          87,525
Polaris Industries, Inc. .........      508          26,858
                                                -----------
                                                    352,166
                                                -----------
MACHINERY (2.5%)
AGCO Corp. (a)....................      815          14,841
Cummins, Inc. ....................      385          10,437
Donaldson Co., Inc. ..............      328          13,094
Dover Corp. ......................    1,318          37,879
Eaton Corp. ......................    1,110          91,098
Graco, Inc. ......................    1,056          32,419
Harsco Corp. .....................      438          15,098
ITT Industries, Inc. .............    1,139          66,404
Oshkosh Truck Corp. ..............      167           9,352
PACCAR, Inc. .....................    3,542         206,888
Parker-Hannifin Corp. ............    1,307          53,169
Pentair, Inc. ....................      545          21,004
Timken Co. (The)..................    1,608          28,462
                                                -----------
                                                    600,145
                                                -----------



                                     SHARES           VALUE
                                    ----------------------
MEDIA (1.6%)
Belo Corp. Class A................    2,881     $    64,851
Cablevision Systems New York Group
 Class A (a)......................    1,506          33,764
Getty Images, Inc. (a)............      648          21,935
Hearst-Argyle Television, Inc.
 (a)..............................      595          14,334
McClatchy Co. (The) Class A.......      600          35,160
Media General, Inc. Class A.......      141           7,749
Meredith Corp. ...................    1,345          58,131
Regal Entertainment Group Class
 A................................      593          11,623
Washington Post Co. Class B.......      120          87,480
Westwood One, Inc. (a)............    1,549          54,060
                                                -----------
                                                    389,087
                                                -----------
METALS & MINING (0.5%)
Arch Coal, Inc. ..................      446           8,064
CONSOL Energy, Inc. ..............      228           3,922
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a).................    1,600          27,696
Nucor Corp. ......................       90           3,676
Peabody Energy Corp. .............      253           7,109
Phelps Dodge Corp. (a)............    1,849          57,670
United States Steel Corp. ........    1,078          15,437
                                                -----------
                                                    123,574
                                                -----------
MULTILINE RETAIL (1.4%)
Big Lots, Inc. (a)................    1,270          15,900
Dillard's, Inc. Class A...........      764          10,681
Federated Department Stores, Inc.
 (a)..............................    1,731          53,003
J.C. Penney Co., Inc. Holding
 Co. .............................    8,832         150,674
Neiman Marcus Group, Inc.
 Class A (a)......................    1,006          32,242
 Class B (a)......................       90           2,709
Nordstrom, Inc. ..................    2,074          35,943
Saks, Inc. (a)....................    2,642          23,646
                                                -----------
                                                    324,798
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (1.1%)
Energen Corp. ....................      383          12,562
Equitable Resources, Inc. ........    1,387          53,289
MDU Resources Group, Inc. ........      788          23,451
Questar Corp. ....................    1,697          51,249
SCANA Corp. ......................    3,411         108,265
                                                -----------
                                                    248,816
                                                -----------
OFFICE ELECTRONICS (1.1%)
IKON Office Solutions, Inc. ......    2,057          15,962
Xerox Corp. (a)...................   23,509         231,799
Zebra Technologies Corp. Class A
 (a)..............................      268          17,868
                                                -----------
                                                    265,629
                                                -----------
OIL & GAS (6.8%)
Amerada Hess Corp. ...............      149           6,727
Apache Corp. .....................    3,708         212,283
Burlington Resources, Inc. .......    4,802         222,381
Chesapeake Energy Corp. ..........    1,571          12,662
Cimarex Energy Co. (a)............      452           8,904
Devon Energy Corp. ...............    5,647         266,825
EOG Resources, Inc. ..............    2,554          95,469
Evergreen Resources, Inc. (a).....      211          10,033

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                     SHARES           VALUE
                                    ----------------------
OIL & GAS (CONTINUED)
Forest Oil Corp. (a)..............    1,014     $    21,071
Kerr-McGee Corp. .................    1,112          46,826
Marathon Oil Corp. ...............    5,504         125,326
Murphy Oil Corp. .................    2,326          96,878
Newfield Exploration Co. (a)......    1,542          53,029
Noble Energy, Inc. ...............    1,871          62,117
Pioneer Natural Resources Co.
 (a)..............................    3,729          89,198
Pogo Producing Co. ...............    1,905          75,438
Unocal Corp. .....................    2,402          66,535
Valero Energy Corp. ..............    1,105          40,609
XTO Energy, Inc. .................    4,642          90,519
                                                -----------
                                                  1,602,830
                                                -----------
PAPER & FOREST PRODUCTS (0.2%)
Boise Cascade Corp. ..............    1,106          25,405
Louisiana-Pacific Corp. (a).......    1,163           9,397
Rayonier, Inc. ...................       92           4,633
                                                -----------
                                                     39,435
                                                -----------
PERSONAL PRODUCTS (0.4%)
Estee Lauder Cos., Inc. (The).....    2,559          83,168
                                                -----------
PHARMACEUTICALS (1.1%)
Mylan Laboratories, Inc. .........    5,996         169,507
Watson Pharmaceuticals, Inc.
 (a)..............................    3,362          97,733
                                                -----------
                                                    267,240
                                                -----------
REAL ESTATE (5.3%)
AMB Property Corp. ...............    2,784          76,003
Annaly Mortgage Management,
 Inc. ............................    2,718          51,642
Apartment Investment & Management
 Co. Class A......................      884          33,380
Camden Property Trust.............      398          13,910
Carr America Realty Corp. ........      595          15,518
Catellus Development Corp. (a)....    1,814          38,420
Chelsea Property Group, Inc. .....      338          13,405
Cousins Properties, Inc. .........      402          10,557
Developers Diversified Realty
 Corp. ...........................    1,803          45,436
Duke Realty Corp. ................    2,060          56,444
Federal Realty Investment Trust...      428          13,191
First Industrial Realty Trust,
 Inc. ............................      438          12,246
Forest City Enterprises, Inc.
 Class A..........................      246           8,991
General Growth Properties,
 Inc. ............................    2,051         114,077
Health Care Property Investors,
 Inc. ............................    1,264          47,046
Highwoods Properties, Inc. .......      594          12,028
Hospitality Properties Trust......    1,383          39,844
Host Marriot Corp. (a)............    2,573          19,864
Kimco Realty Corp. ...............    1,018          36,852
Liberty Property Trust............      817          25,564
Macerich Co. (The)................      361          11,913
New Plan Excel Realty Trust.......    2,113          42,218
Pan Pacific Retail Properties,
 Inc. ............................      395          15,452
ProLogis..........................    3,519          90,579
Public Storage, Inc. .............    1,113          35,783
Realty Income Corp. ..............      371          13,950
Regency Centers Corp. ............      797          26,301
Rouse Co. (The)...................    1,651          57,372
Simon Property Group, Inc. .......    4,395         161,384



                                     SHARES           VALUE
                                    ----------------------
REAL ESTATE (CONTINUED)
Thornburg Mortgage, Inc. .........      584     $    13,082
United Dominion Realty Trust,
 Inc. ............................    2,419          40,373
Weingarten Realty Investors.......    1,521          60,079
                                                -----------
                                                  1,252,904
                                                -----------
ROAD & RAIL (0.2%)
GATX Corp. .......................      645          12,152
Swift Transportation Co., Inc.
 (a)..............................    1,346          24,389
                                                -----------
                                                     36,541
                                                -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.7%)
Cree, Inc. (a)....................      809          16,140
Integrated Circuit Systems, Inc.
 (a)..............................    1,057          22,958
Microchip Technology, Inc. (a)....    3,965          82,433
QLogic Corp. (a)..................      765          33,652
Rambus, Inc. (a)..................      924          13,213
RF Micro Devices, Inc. (a)........      739           3,510
                                                -----------
                                                    171,906
                                                -----------
SOFTWARE (4.4%)
Autodesk, Inc. ...................      683          10,627
BEA Systems, Inc. (a).............    1,179          12,627
BMC Software, Inc. (a)............    7,964         118,823
Citrix Systems, Inc. (a)..........    3,754          71,176
Computer Associates International,
 Inc. ............................   13,140         213,394
Fair Isaac Corp. .................    1,109          57,757
Hyperion Solutions Corp. (a)......      368          10,407
Intuit, Inc. (a)..................    3,263         126,539
J.D. Edwards & Co. (a)............    3,300          39,534
Mercury Interactive Corp. (a).....    1,709          58,003
Network Associates, Inc. (a)......    1,585          18,117
PeopleSoft, Inc. (a)..............      941          14,143
Reynolds & Reynolds Co. (The)
 Class A..........................    2,180          62,806
Sybase, Inc. (a)..................    2,076          26,573
Symantec Corp. (a)................    4,550         199,972
                                                -----------
                                                  1,040,498
                                                -----------
SPECIALTY RETAIL (5.1%)
Abercrombie & Fitch Co. Class A
 (a)..............................    1,911          62,834
Advanced Auto Parts, Inc. (a).....      153           7,610
American Eagle Outfitters, Inc.
 (a)..............................      599          10,482
AutoNation, Inc. (a)..............    2,235          30,955
AutoZone, Inc. (a)................    2,255         182,227
Barnes & Noble, Inc. (a)..........      480           9,456
Blockbuster, Inc. Class A.........      333           5,954
Borders Group, Inc. (a)...........    1,792          28,672
Chico's FAS, Inc. (a).............    2,388          58,124
Claire's Stores, Inc. ............      470          12,215
Michaels Stores, Inc. (a).........    1,412          44,111
Office Depot, Inc. (a)............    3,253          41,183
Payless ShoeSource, Inc. (a)......      750          11,895
PETsMART, Inc. (a)................    2,842          42,999
Pier 1 Imports, Inc. .............      916          17,001
RadioShack Corp. .................    3,732          88,486
Rent-A-Center, Inc. (a)...........    1,163          74,665
Ross Stores, Inc. ................    2,517          95,394
Sherwin-Williams Co. (The)........    4,176         116,427

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)

                                     SHARES           VALUE
                                    ----------------------
SPECIALTY RETAIL (CONTINUED)
Staples, Inc. (a).................    9,920     $   188,877
Williams-Sonoma, Inc. (a).........    2,916          75,466
                                                -----------
                                                  1,205,033
                                                -----------
TEXTILES, APPAREL & LUXURY GOODS (1.9%)
Coach, Inc. (a)...................    2,910         126,614
Columbia Sportwear Co. (a)........      144           6,913
Foot Locker, Inc. ................    1,558          17,138
Jones Apparel Group, Inc. (a).....    2,399          68,419
Liz Claiborne, Inc. ..............    1,166          37,930
Polo Ralph Lauren Corp. (a).......      334           7,832
Reebok International Ltd. (a).....    1,645          51,094
Timberland Co. (The) Class A
 (a)..............................      617          30,844
V.F. Corp. .......................    2,625         103,268
                                                -----------
                                                    450,052
                                                -----------
TOBACCO (0.0%) (B)
Universal Corp. ..................      291          11,364
                                                -----------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
MSC Industrial Direct Co., Inc.
 (a)..............................      868          16,058
                                                -----------
WATER UTILITIES (0.1%)
Philadelphia Suburban Corp. ......      634          14,360
                                                -----------



                                     SHARES           VALUE
                                    ----------------------
WIRELESS TELECOMMUNICATION SERVICES (1.2%)
Nextel Communications, Inc. Class
 A (a)............................   18,659     $   275,967
PanAmSat Corp. (a)................      632          10,934
United States Cellular Corp.
 (a)..............................       50           1,202
                                                -----------
                                                    288,103
                                                -----------
Total Investments
 (Cost $22,247,293) (c)...........     99.8%     23,564,314(d)
Cash and Other Assets,
 Less Liabilities.................      0.2          50,476
                                    -------      ----------
Net Assets........................    100.0%    $23,614,790
                                    -------      ----------
                                    -------      ----------

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) The cost for federal income tax purposes is $22,334,154.
(d) At April 30, 2003 net unrealized appreciation was $1,230,160, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,334,061 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,103,901.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MID CAP CORE FUND
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)

ASSETS:
 Investment in securities, at value (identified
   cost $22,247,293)...............................  $23,564,314
 Cash..............................................       45,356
 Receivables:
   Investment securities sold......................       17,353
 Other assets......................................        8,395
                                                     -----------
       Total assets................................   23,635,418
                                                     -----------
LIABILITIES:
 Payables:
   Manager.........................................        7,707
   Transfer agent..................................        2,372
 Accrued expenses..................................       10,549
                                                     -----------
       Total liabilities...........................       20,628
                                                     -----------
 Net assets........................................  $23,614,790
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     2,892
 Additional paid-in capital........................   28,507,663
 Accumulated undistributed net investment
   income..........................................       17,478
 Accumulated net realized loss on investments......   (6,230,264)
 Net unrealized appreciation on investments........    1,317,021
                                                     -----------
 Net assets........................................  $23,614,790
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $23,614,790
                                                     ===========
 Shares of capital stock outstanding...............    2,892,038
                                                     ===========
 Net asset value per share outstanding.............  $      8.17
                                                     ===========

STATEMENT OF OPERATIONS
For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:
 Income:
   Dividends (a)....................................  $   164,717
   Interest.........................................           35
                                                      -----------
       Total income.................................      164,752
                                                      -----------
 Expenses:
   Manager..........................................       93,395
   Professional.....................................       16,155
   Registration.....................................        9,017
   Custodian........................................        8,945
   Transfer agent...................................        7,416
   Portfolio pricing................................        6,055
   Directors........................................        2,758
   Shareholder communication........................        1,105
   Miscellaneous....................................        6,490
                                                      -----------
       Total expenses before reimbursement..........      151,336
   Expense reimbursement from Manager...............      (41,461)
                                                      -----------
       Net expenses.................................      109,875
                                                      -----------
 Net investment income..............................       54,877
                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss on investments...................   (1,118,564)
 Net change in unrealized depreciation on
   investments......................................    2,148,233
                                                      -----------
 Net realized and unrealized gain on investments....    1,029,669
                                                      -----------
 Net increase in net assets resulting from
   operations.......................................  $ 1,084,546
                                                      ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $149.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the year ended October 31, 2002

                                                                 2003          2002
                                                              -----------   -----------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    54,877   $    84,395
    Net realized loss on investments........................   (1,118,564)   (1,976,949)
    Net change in unrealized depreciation on investments....    2,148,233        74,759
                                                              -----------   -----------
    Net increase (decrease) in net assets resulting from
     operations.............................................    1,084,546    (1,817,795)
                                                              -----------   -----------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................      (82,305)      (97,301)
                                                              -----------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................      952,587     4,485,135
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................        8,055         8,051
                                                              -----------   -----------
                                                                  960,642     4,493,186
    Cost of shares redeemed:
      No-Load Class.........................................     (300,157)   (1,781,952)
                                                              -----------   -----------
      Increase in net assets derived from capital share
       transactions.........................................      660,485     2,711,234
                                                              -----------   -----------
      Net increase in net assets............................    1,662,726       796,138
NET ASSETS:
  Beginning of period.......................................   21,952,064    21,155,926
                                                              -----------   -----------
  End of period.............................................  $23,614,790   $21,952,064
                                                              ===========   ===========
  Accumulated undistributed net investment income at end of
    period..................................................  $    17,478   $    52,464
                                                              ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MID CAP CORE FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                                  NO-LOAD CLASS
                                                       --------------------------------------------------------------------
                                                          SIX MONTHS                                       JANUARY 2, 2001*
                                                            ENDED                   YEAR ENDED                 THROUGH
                                                       APRIL 30, 2003**          OCTOBER 31, 2002          OCTOBER 31, 2001
                                                       ----------------         ------------------         ----------------
Net asset value at beginning of period...............      $  7.82                   $  8.41                   $ 10.00
                                                           -------                   -------                   -------
Net investment income................................         0.02                      0.03                      0.03
Net realized and unrealized gain (loss) on
  investments........................................         0.36                     (0.58)                    (1.62)
                                                           -------                   -------                   -------
Total from investment operations.....................         0.38                     (0.55)                    (1.59)
                                                           -------                   -------                   -------
Less dividends:
From net investment income...........................        (0.03)                    (0.04)                      --
                                                           -------                   -------                   -------
Net asset value at end of period.....................      $  8.17                   $  7.82                   $  8.41
                                                           =======                   =======                   =======
Total investment return..............................         4.87%(a)                 (6.66%)                  (15.90%)(a)
Ratios (to average net assets)/Supplemental Data:
  Net investment income..............................         0.50%+                    0.34%                     0.35%+
  Net expenses.......................................         1.00%+                    1.00%                     1.00%+
  Expenses (before reimbursement)....................         1.38%+                    1.27%                     1.27%+
Portfolio turnover rate..............................           58%                      151%                      106%
Net assets at end of period (in 000's)...............      $23,615                   $21,952                   $21,156

------------
 *  Commencement of Operations.
** Unaudited.
 +  Annualized.
(a)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Mid Cap Value Fund
--------------------------------------------------------------------------------

As of April 30, 2003, all widely followed U.S. equity indices showed positive six-month performance. Based on Russell data, mid- and small-capitalization stocks performed relatively better than large-capitalization stocks.(1) Russell indices show that the market favored the value style over growth investing in the large-capitalization sector, and growth over value in the mid- and small-capitalization sectors.(2)

During the six-month period, investors and economic forecasters had to contend with uncertainty stemming from the possibility--and later, the eventuality--of a coalition offensive in Iraq. The market remained volatile throughout the reporting period, dropping sharply between mid-January and early March. As it became increasingly clear that the mission of coalition forces was poised for success, the stock market generally strengthened. Although recent data on production and employment have been somewhat disappointing, other developments have been more positive. On balance, the Federal Reserve has suggested that an accommodative monetary policy and ongoing growth in productivity may foster an improving economic climate over time.

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse Mid Cap Value Fund returned 3.43% for No-Load Class shares and 3.23% for Service Class shares. Both share classes underperformed the 4.87% return of the average Lipper(3) mid cap core fund for the same period. Both share classes underperformed the 7.58% return of the Russell Midcap Index and the 7.13% return of the Russell Midcap Value Index for the six-month period.

The Fund's underperformance relative to the Russell Midcap Index resulted primarily from security selection and sector weightings in the retailing, technology hardware & equipment, and utilities industry groups.

Although the Fund was overweighted in retail stocks relative to the Russell Midcap Index, the retailing industry group showed relatively weak performance in a period when consumer demand generally declined. The Fund reduced its weighting among retailers by selling poor performers, such as Saks and Michaels Stores, but as of April 30, 2003, the Fund remained overweighted in retailing stocks relative to the Russell Midcap Index.

While technology hardware & equipment stocks and utilities had relatively strong performance for the six months ended April 30, 2003, the Fund was underweighted relative to the Russell Midcap Index in both industry groups. The Fund's stock selection in these industry groups contributed positively to performance, but the contribution was not as strong as that of related stocks in the Russell Midcap Index.

STRONG AND WEAK PERFORMERS

The Fund selects stocks based on a quantitative approach that focuses on relative valuation and strong current operating results. The portfolio managers do not attempt to time the market, project earnings, or use earnings-forecast data of either the companies or Wall Street analysts. Instead, the Fund's analysis relies only on historical, publicly available annual and quarterly financial statistical data. As a result, aside from a

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
1 The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization.
 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S.
   companies based on total market capitalization. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2 For each Russell index mentioned in the previous footnote, the corresponding Growth Index measures the performance of those companies in the index with higher price-to-book ratios and higher forecasted growth values and the corresponding Value Index measures the performance of those companies in the index with lower price-to-book ratios and lower forecasted growth values.
   Results for all indices assume reinvestment of all income and capital gains.
   An
 investment cannot be made directly into an index.
3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

company's quantitative history, the story behind a stock is essentially irrelevant to the Fund's investment process.

Among the strongest performing stocks in the Fund's portfolio were Rent-A-Center (+43%),(4) the largest operator of rent-to-own stores in the United States, AutoNation (+31%), the largest retailer of new and used cars, GTECH Holdings (+30%), a leading global information and technology company, and Catellus Development (+21%), the developer of San Francisco's Mission Bay office and housing project. The positive performance of these stocks was primarily a result of better-than-expected financial reports.

Additionally, J.B. Hunt Transport Services (+25%), one of the largest U.S. truckload carriers, benefited from President Bush's decision to ease restrictions on Mexican trucking companies operating in the United States. The decision allowed the company to operate in Mexico without using a Mexican subsidiary or an independent company, which, in turn, provided significant cost savings and substantial profit improvements.

Although the Fund selects stocks for their attractive valuation and operating characteristics, several issues were sold during the reporting period due to poor operating performance.

AutoZone, the largest U.S. auto parts retailer, saw a 20% decline in its share price between October 31, 2002, and the time the Fund sold out of its position in January 2003. Black & Decker, the biggest U.S. maker of power tools, and Saks, the owner of Saks Fifth Avenue and regional department store chains, saw their stock prices decline 26% and 30%, respectively, from the end of October 2002 until March 2003, when the Fund sold the positions. The declines came primarily as a result of slumping demand and inventory build-ups in a sluggish economy.

Arts and crafts retailer Michaels Stores saw its shares plummet 46% between October 31, 2002, and February 2003, when the Fund sold its position in the company. As consumer demand declined, company sales were also affected by some nine sniper shootings within three miles of Michaels Stores locations. Adolph Coors, the third largest U.S. brewer, lost 25% of its share price between October 31, 2002, and April 2003, when the Fund sold its position. The company had seen a severe decline in earnings that reflected increased marketing costs and a loss incurred in the company's U.K. business.

PURCHASES AND SALES

The Fund seeks stocks that have strong operating results and attractive relative valuations. Among the securities that fit the Fund's purchase criteria during the reporting period were Doral Financial, Citrix Systems, and ADTRAN.

Doral Financial is a diversified financial holding company and the largest residential mortgage lender in Puerto Rico. The company's stock was purchased by the Fund in November 2002 and gained 54% through the end of April 2003. The positive performance appears to have resulted from the company's strong financial results, which reflected an increase in mortgage loan production while demand for new housing in Puerto Rico was high.

Shares of Citrix Systems, a maker of connectivity software, gained 48% from the time the Fund established its position in January 2003. The gain was partly due to the company's introduction of new online security software designed to "deepen" the company's service to its current accounts.

Shares of ADTRAN, whose equipment is used to deliver high-speed Internet connections, rose 26% from the time the Fund bought them in February 2003. The company reported strong financial performance in a difficult economic environment.

--------------------------------------------------------------------------------
4 Percentages reflect the performance of Fund holdings from November 1, 2002, through April 30, 2003, or for the portion of the reporting period securities were held in the Fund, if shorter. Percentages include change in share price and the impact of any purchases and/or sales during the reporting period, but results do not include dividend income, if any.

Fund holdings that were sold because they increased in relative valuation levels as calculated by our proprietary valuation model included Ball, Symantec, and Mack-Cali Realty. Each of these holdings had a positive impact on performance for the portion of the reporting period it was held by the Fund.

Shares of Ball, a beverage can maker and aerospace company, gained 14% between October 31, 2002, and the sale of the Fund's position in April 2003. Symantec, a leading maker of software used to guard against computer viruses, rose 12% on average as the Fund sold shares on multiple dates throughout the reporting period. Mack-Cali Realty, a real estate developer, gained 10% during the reporting period, and the Fund sold its position in the company's stock in April 2003. The positive performance of all three companies was due to solid financial results.

WEIGHTINGS AND WEIGHTING CHANGES

The Fund is managed by selecting individual mid-capitalization stocks on the basis of relative value measures. The Fund may have concentrations in various economic sectors as a result of overall sector performance and our approach to stock selection.

Companies within an industry may be attractive investments as a result of business cycles. When an industry is experiencing a difficult business environment, many companies in that sector may have weak results. This may lead to temporarily depressed valuations for many of these companies and may present an opportunity to invest in several stocks within an industry. When an industry is doing well, on the other hand, some companies may become overvalued based on our valuation model, in which case, we will trim or sell the positions.

A few notable shifts in the Fund's industry group weightings were an increase in insurance, pharmaceuticals & biotechnology, and capital goods and a decrease in banks. The industry group changes occurred as a result of security performance, industry performance, and the Fund's bottom-up stock selection process.

Several companies in the insurance, pharmaceuticals & biotechnology, and capital goods industry groups became attractive to us based on their relative valuation levels, and we added positions in these sectors. In the banks industry group, some securities reached higher relative valuation levels, and we reduced the number of bank positions held by the Fund.

As of April 30, 2003, the Fund was overweighted relative to the Russell Midcap Index in retailing. As mentioned earlier, this positioning, paired with the Fund's stock selection within the retailing industry group, contributed to the Fund's underperformance relative to the Russell Midcap Index. The Fund was underweighted relative to the Russell Midcap Index in the technology hardware & equipment and utilities industry groups, which detracted from the Fund's performance.

LOOKING AHEAD

We continue to invest in mid-capitalization stocks of companies that are relatively undervalued and have strong operating characteristics. We select stocks on the basis of investment merit of lower valuations and strong operating characteristics as we seek to generate solid risk-adjusted returns over long periods of time. Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

WESLEY G. MCCAIN
KATHY A. O'CONNOR
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                           ECLIPSE MID CAP VALUE FUND
                          VERSUS RUSSELL MIDCAP INDEX
                         AND RUSSELL MIDCAP VALUE INDEX

                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES GRAPH]

                                               ECLIPSE MID CAP VALUE FUND     RUSSELL MIDCAP INDEX        RUSSELL MIDCAP VALUE
                                               --------------------------     --------------------        --------------------
12/27/94                                                10000.00                    10000.00                    10000.00
12/95                                                   12682.00                    13445.00                    13493.00
12/96                                                   15523.00                    16000.00                    16227.00
12/97                                                   20562.00                    20641.00                    21804.00
12/98                                                   22690.00                    22725.00                    22913.00
12/99                                                   22697.00                    26868.00                    22888.00
12/00                                                   24021.00                    29084.00                    27277.00
12/01                                                   25378.00                    27449.00                    27912.00
12/02                                                   22770.00                    23006.00                    25219.00
4/30/03                                                 23830.00                    24093.00                    26037.00

                              $10,000 INVESTED IN
                           ECLIPSE MID CAP VALUE FUND
                          VERSUS RUSSELL MIDCAP INDEX
                         AND RUSSELL MIDCAP VALUE INDEX

                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                               ECLIPSE MID CAP VALUE FUND     RUSSELL MIDCAP INDEX        RUSSELL MIDCAP VALUE
                                               --------------------------     --------------------        --------------------
12/27/94                                                10000.00                    10000.00                    10000.00
12/95                                                   12649.00                    13445.00                    13493.00
12/96                                                   15443.00                    16000.00                    16227.00
12/97                                                   20412.00                    20641.00                    21804.00
12/98                                                   22478.00                    22725.00                    22913.00
12/99                                                   22428.00                    26868.00                    22888.00
12/00                                                   23680.00                    29084.00                    27277.00
12/01                                                   24957.00                    27449.00                    27912.00
12/02                                                   22326.00                    23006.00                    25219.00
4/30/03                                                 23351.00                    24093.00                    26037.00

                              $10,000 INVESTED IN
                           ECLIPSE MID CAP VALUE FUND
                          VERSUS RUSSELL MIDCAP INDEX
                         AND RUSSELL MIDCAP VALUE INDEX

                                 CLASS L SHARES


[L CLASS SHARES GRAPH]

                                                        L SHARES              RUSSELL MIDCAP INDEX        RUSSELL MIDCAP VALUE
                                                        --------              --------------------        --------------------
12/27/94                                                10000.00                    10000.00                    10000.00
12/95                                                   12542.00                    13445.00                    13493.00
12/96                                                   15165.00                    16000.00                    16227.00
12/97                                                   19888.00                    20641.00                    21804.00
12/98                                                   21696.00                    22725.00                    22913.00
12/99                                                   21486.00                    26868.00                    22888.00
12/00                                                   22496.00                    29084.00                    27277.00
12/01                                                   23535.00                    27449.00                    27912.00
12/02                                                   20917.00                    23006.00                    25219.00
4/30/03                                                 21620.00                    24093.00                    26037.00

[LEGEND]
Source: Lipper Inc. and Bloomberg, 4/30/03


THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 12/27/94 AND, FOR CLASS L SHARES, REFLECT THE DEDUCTION OF ALL SALES CHARGES THAT WOULD HAVE APPLIED FOR THE PERIOD OF INVESTMENT.
Source: Lipper Inc., 4/30/03


                                                                TOTAL RETURNS(1)       AVERAGE ANNUAL TOTAL RETURNS(1)
                        PERFORMANCE                           AS OF APRIL 30, 2003           AS OF APRIL 30, 2003
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                SINCE
                                                                SIX-MONTH PERIOD     ONE YEAR   FIVE YEARS   INCEPTION(2)
-------------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund No-Load Class                              3.43%           -11.94%      0.14%        10.96%
Eclipse Mid Cap Value Fund Service Class(2)                           3.23            -12.15      -0.10         10.69
Eclipse Mid Cap Value Fund Class L (without sales
 charges)(3)                                                          3.04            -12.72      -0.88          9.81
Eclipse Mid Cap Value Fund Class L (with sales charges)(3)            1.02            -14.46      -1.08          9.68
Average Lipper mid-cap core fund(4)                                   4.87            -17.43       1.60         10.24
Russell Midcap Index(5)                                               7.58            -14.13       1.00         11.13
Russell Midcap Value Index(6)                                         7.13            -13.49       1.77         12.17

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1995                                                                             26.82
1996                                                                             22.40
Year ended December 31 1997                                                      32.46
1998                                                                             10.35
1999                                                                              0.04
2000                                                                              5.83
10 months ended October 31 2001                                                  -3.72
Year ended October 31 2002                                                       -0.38
Year ended October 31 2003                                                        3.43

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

   1 Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares. Class L shares are subject to a 1% sales charge and a contingent deferred sales charge (CDSC) of 1% if redeemed within one year of purchase.

   2 Performance figures for the Service Class, first offered to the public on 7/1/02, include the historical performance of the No-Load Class from the Fund's inception on 12/27/94 through 6/30/02. Performance figures for these classes will vary after 6/30/02, based on differences in their expense structures.

   3 Performance figures for Class L shares, first offered to the public on 12/30/02, include the historical performance of the No-Load Class shares from the Fund's inception on 12/27/94 up to 12/30/02, including the applicable .75% distribution fee and .25% service fee.

  4 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

5 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

6 The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

COMMON STOCKS (98.4%)+
                                     SHARES        VALUE
                                   ------------------------
AIR FREIGHT & LOGISTICS (1.4%)
J.B. Hunt Transport Services,
 Inc. (a)........................      21,100   $   729,005
                                                -----------
AUTO COMPONENTS (1.8%)
American Axle & Manufacturing
 Holdings, Inc. (a)..............      13,900       346,388
Bandag, Inc. ....................      16,100       561,085
                                                -----------
                                                    907,473
                                                -----------
BANKS (3.6%)
Bank of America Corp. ...........       4,900       362,845
Compass Bancshares, Inc. ........      12,500       421,500
Hudson United Bancorp............       9,700       323,398
IndyMac Bancorp, Inc. ...........      21,400       476,792
Popular, Inc. ...................       6,600       241,164
                                                -----------
                                                  1,825,699
                                                -----------
CHEMICALS (2.3%)
Albemarle Corp. .................      20,400       550,800
Scotts Co. (The) Class A (a).....      10,800       615,060
                                                -----------
                                                  1,165,860
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (3.4%)
Choice Hotels International, Inc.
 (a).............................       8,700       212,280
D&B Corp. (a)....................      22,900       865,620
Deluxe Corp. ....................       2,800       123,228
Republic Services, Inc. (a)......      23,200       497,872
                                                -----------
                                                  1,699,000
                                                -----------
COMMUNICATIONS EQUIPMENT (1.1%)
ADTRAN, Inc. (a).................      14,300       578,864
                                                -----------
COMPUTERS & PERIPHERALS (2.6%)
Dell Computer Corp. (a)..........      22,100       638,911
Imation Corp. (a) ...............       8,700       298,410
Sun Microsystems, Inc. (a).......     106,900       352,770
                                                -----------
                                                  1,290,091
                                                -----------
CONSTRUCTION & ENGINEERING (1.1%)
Jacobs Engineering Group, Inc.
 (a).............................      14,000       576,100
                                                -----------
DIVERSIFIED FINANCIALS (9.6%)
Bear Stearns Cos., Inc. (The)....       9,897       661,515
Countrywide Financial Corp. .....       6,400       432,640
Doral Financial Corp. ...........      14,600       584,146
Federated Investors, Inc.
 Class B.........................      13,650       372,509
Freddie Mac......................       7,600       440,040
Lehman Brothers Holdings,
 Inc. ...........................       7,700       484,869
Moody's Corp. ...................      15,200       734,008
SLM Corp. .......................       7,100       795,200
Student Loan Corp. (The).........       3,200       343,072
                                                -----------
                                                  4,847,999
                                                -----------


                                     SHARES        VALUE
                                   ------------------------
ELECTRIC UTILITIES (1.5%)
Wisconsin Energy Corp. ..........      28,000   $   737,240
                                                -----------
ELECTRICAL EQUIPMENT (2.7%)
American Power Conversion Corp.
 (a).............................      37,000       576,460
Energizer Holdings, Inc. (a).....      27,700       798,314
                                                -----------
                                                  1,374,774
                                                -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
Tektronix, Inc. (a)..............      34,000       638,180
                                                -----------
ENERGY EQUIPMENT & SERVICES (2.2%)
FMC Technologies, Inc. (a).......      28,400       534,488
Helmerich & Payne, Inc. .........      22,900       589,217
                                                -----------
                                                  1,123,705
                                                -----------
FOOD & DRUG RETAILING (0.5%)
Winn-Dixie Stores, Inc. .........      19,300       241,829
                                                -----------
FOOD PRODUCTS (2.0%)
Dean Foods Co. (a) ..............      12,900       561,537
Tyson Foods, Inc. Class A........      48,900       470,907
                                                -----------
                                                  1,032,444
                                                -----------
GAS UTILITIES (2.5%)
Sempra Energy....................      22,900       614,636
UGI Corp. .......................      20,850       658,860
                                                -----------
                                                  1,273,496
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (9.0%)
AdvancePCS (a)...................      18,400       553,104
Coventry Health Care, Inc. (a)...      18,000       734,760
Health Net, Inc. (a).............      28,300       738,347
Manor Care, Inc. (a).............      29,200       567,940
Oxford Health Plans, Inc. (a)....      10,200       298,554
PacifiCare Health Systems, Inc.
 (a).............................      23,800       757,792
UnitedHealth Group, Inc. ........       9,500       875,235
                                                -----------
                                                  4,525,732
                                                -----------
HOTELS, RESTAURANTS & LEISURE (4.6%)
Brinker International, Inc.
 (a).............................      23,900       758,825
GTECH Holdings Corp. (a).........      13,200       444,444
Harrah's Entertainment, Inc.
 (a).............................      12,700       500,253
Mandalay Resort Group (a)........      23,000       607,660
                                                -----------
                                                  2,311,182
                                                -----------
HOUSEHOLD DURABLES (4.1%)
Fortune Brands, Inc. ............      10,400       503,360
Hovnanian Enterprises, Inc.
 (a).............................      10,200       405,960
KB HOME..........................       5,600       275,912
NVR, Inc. (a)....................       1,800       643,950
Toll Brothers, Inc. (a)..........      11,400       265,050
                                                -----------
                                                  2,094,232
                                                -----------


------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                     SHARES        VALUE
                                   ------------------------
HOUSEHOLD PRODUCTS (2.6%)
Clorox Co. (The).................      18,300   $   827,526
Dial Corp. (The).................      23,800       495,754
                                                -----------
                                                  1,323,280
                                                -----------
INSURANCE (7.3%)
Alleghany Corp. (a)..............       1,428       242,731
Ambac Financial Group, Inc. .....       6,600       385,110
Fidelity National Financial,
 Inc. ...........................      13,700       471,280
First American Corp. ............      21,300       564,450
Jefferson-Pilot Corp. ...........      13,400       537,206
MBIA, Inc. ......................      10,900       487,230
MGIC Investment Corp. ...........      10,500       477,330
Torchmark Corp. .................      13,400       519,250
                                                -----------
                                                  3,684,587
                                                -----------
LEISURE EQUIPMENT & PRODUCTS (1.1%)
Callaway Golf Co. ...............      40,400       562,772
                                                -----------
MACHINERY (1.8%)
AGCO Corp. (a)...................      21,900       398,799
Oshkosh Truck Corp. .............       9,300       520,800
                                                -----------
                                                    919,599
                                                -----------
MULTILINE RETAIL (0.6%)
Neiman Marcus Group, Inc. (The)
 (a).............................       9,800       314,090
                                                -----------
OIL & GAS (1.8%)
Apache Corp. ....................       6,060       346,935
Westport Resources Corp. (a).....      27,600       575,184
                                                -----------
                                                    922,119
                                                -----------
PERSONAL PRODUCTS (1.3%)
Estee Lauder Cos., Inc. (The)
 Class A.........................      19,800       643,500
                                                -----------
PHARMACEUTICALS (2.8%)
Medicis Pharmaceutical Corp.
 (a).............................      11,500       662,860
Perrigo Co. .....................      48,100       738,816
                                                -----------
                                                  1,401,676
                                                -----------
REAL ESTATE (7.0%)
AMB Property Corp. ..............      20,200       551,460
Annaly Mortgage Management,
 Inc. ...........................      13,600       258,400
CarrAmerica Realty Corp. ........      10,700       279,056
Catellus Development Corp. (a)...      13,400       283,812
Highwoods Properties, Inc. ......      19,300       390,825
Hospitality Properties Trust.....      10,900       314,029
HRPT Properties Trust............      61,200       552,636
LNR Property Corp. ..............      13,900       489,558
Reckson Associates Realty
 Corp. ..........................      21,600       407,160
                                                -----------
                                                  3,526,936
                                                -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.5%)
Advanced Micro Devices, Inc.
 (a).............................      82,500       613,800
Novellus Systems, Inc. (a).......      22,600       633,704
                                                -----------
                                                  1,247,504
                                                -----------


                                     SHARES        VALUE
                                   ------------------------
SOFTWARE (1.6%)
Citrix Systems, Inc. (a).........      42,700   $   809,592
                                                -----------
SPECIALTY RETAIL (9.3%)
American Eagle Outfitters, Inc.
 (a).............................      18,200       318,500
AutoNation, Inc. (a).............      35,500       491,675
CarMax, Inc. (a).................      22,287       471,370
CDW Computer Centers, Inc. (a)...      16,300       695,032
Pier 1 Imports, Inc. ............      15,000       278,400
Rent-A-Center, Inc. (a)..........       5,100       327,420
Ross Stores, Inc. ...............       9,900       375,210
Sherwin-Williams Co. (The).......      25,300       705,364
Talbots, Inc. (The)..............      11,200       320,880
TJX Cos., Inc. (The).............      37,400       719,950
                                                -----------
                                                  4,703,801
                                                -----------
TEXTILES, APPAREL & LUXURY GOODS (1.4%)
Reebok International, Ltd. (a)...      22,400       695,744
                                                -----------
Total Common Stocks
 (Cost $45,750,358)..............                49,728,105
                                                -----------
SHORT-TERM INVESTMENT (2.1%)
                                   PRINCIPAL
                                     AMOUNT
                                   ----------
REPURCHASE AGREEMENT (2.1%)
Bank of New York (The)
 1.05%, dated 4/30/03, due 5/1/03
 Proceeds at maturity $1,054,031
 (Collateralized by
 $1,065,000 Federal National
 Mortgage Association, 3.875%,
 due 5/1/33, market value
 including accrued interest
 $1,076,909).....................  $1,054,000     1,054,000
                                                -----------
Total Short-Term Investment
 (Cost $1,054,000)...............                 1,054,000
                                                -----------
Total Investments
 (Cost $46,804,358) (b)..........       100.5%   50,782,105(c)
Liabilities in Excess of
 Cash and Other Assets...........        (0.5)     (255,027)
                                   ----------   -----------
Net Assets.......................       100.0%  $50,527,078
                                   ==========   ===========

------------
(a) Non-income producing security.
(b) The cost stated also represents the aggregate cost for federal income tax purposes.
(c) At April 30, 2003 net unrealized appreciation was $3,977,747, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,541,753 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,564,006.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MID CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)

ASSETS:
 Investment in securities, at value (identified
   cost $46,804,358)...............................  $50,782,105
 Cash..............................................        5,252
 Receivables:
   Investment securities sold......................    2,501,922
   Fund shares sold................................       51,146
   Dividends and interest..........................       39,180
 Other assets......................................       23,718
                                                     -----------
       Total assets................................   53,403,323
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................    2,799,057
   Manager.........................................       24,533
   Fund shares redeemed............................       18,146
   Transfer agent..................................        4,630
   Custodian.......................................        2,096
 Accrued expenses..................................       27,783
                                                     -----------
       Total liabilities...........................    2,876,245
                                                     -----------
 Net assets........................................  $50,527,078
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class...................................  $    30,364
   Service Class...................................            1
   L Class.........................................            1
 Additional paid-in capital........................   47,379,943
 Accumulated undistributed net investment
   income..........................................       33,053
 Accumulated net realized loss on investments......     (894,031)
 Net unrealized appreciation on investments........    3,977,747
                                                     -----------
 Net assets........................................  $50,527,078
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $50,524,628
                                                     ===========
 Shares of capital stock outstanding...............    3,036,379
                                                     ===========
 Net asset value per share outstanding.............  $     16.64
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $     1,242
                                                     ===========
 Shares of capital stock outstanding...............           75
                                                     ===========
 Net asset value per share outstanding.............  $     16.63
                                                     ===========
L Class
 Net assets applicable to outstanding shares.......  $     1,208
                                                     ===========
 Shares of capital stock outstanding...............           73
                                                     ===========
 Net asset value per share outstanding.............  $     16.60
 Maximum sales charge (1.00% of offering price)....         0.17
                                                     -----------
 Maximum offering price per share outstanding......  $     16.77
                                                     ===========


STATEMENT OF OPERATIONS
For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:
 Income:
   Dividends (a)....................................  $  352,202
   Interest.........................................       5,873
                                                      ----------
       Total income.................................     358,075
                                                      ----------
 Expenses:
   Manager..........................................     216,290
   Transfer agent...................................      34,064
   Professional.....................................      30,863
   Registration.....................................      22,259
   Custodian........................................       5,357
   Directors........................................       5,298
   Shareholder communication........................       3,654
   Miscellaneous....................................      13,420
                                                      ----------
       Total expenses before reimbursement..........     331,205
   Expense reimbursement from Manager...............     (58,775)
   Fees paid indirectly (See Note 2(E)).............     (22,491)
                                                      ----------
       Net expenses.................................     249,939
                                                      ----------
 Net investment income..............................     108,136
                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments...................    (501,320)
 Net change in unrealized appreciation on
   investments......................................   1,915,924
                                                      ----------
 Net realized and unrealized gain on investments....   1,414,604
                                                      ----------
 Net increase in net assets resulting from
   operations.......................................  $1,522,740
                                                      ==========

------------
 (a)  Dividends recorded net of foreign withholding taxes in the amount of $692.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the year ended October 31, 2002

                                                                  2003              2002
                                                              ------------      ------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    108,136      $    269,991
    Net realized loss on investments........................      (501,320)          (84,013)
    Net change in unrealized appreciation on investments....     1,915,924          (481,540)
                                                              ------------      ------------
    Net increase (decrease) in net assets resulting from
     operations.............................................     1,522,740          (295,562)
                                                              ------------      ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................      (220,660)         (291,613)
      Service Class.........................................            (0)(a)            --
                                                              ------------      ------------
        Total dividends to shareholders.....................      (220,660)         (291,613)
                                                              ------------      ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     2,921,852        26,415,345
      Service Class.........................................         1,000               175
      L Class...............................................         1,149                --
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................       219,240           289,672
      Service Class.........................................             0(a)             --
                                                              ------------      ------------
                                                                 3,143,241        26,705,192
    Cost of shares redeemed:
      No-Load Class.........................................    (5,149,736)      (31,793,864)
                                                              ------------      ------------
      Decrease in net assets derived from capital share
       transactions.........................................    (2,006,495)       (5,088,672)
                                                              ------------      ------------
      Net decrease in net assets............................      (704,415)       (5,675,847)
NET ASSETS:
  Beginning of period.......................................    51,231,493        56,907,340
                                                              ------------      ------------
  End of period.............................................  $ 50,527,078      $ 51,231,493
                                                              ============      ============
  Accumulated undistributed net investment income at end of
    period..................................................  $     33,053      $    163,474
                                                              ============      ============

------------
 (a)  Less than one dollar.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                       NO-LOAD CLASS
                              ----------------------------------------------------------------
                                 SIX MONTHS                           JANUARY 1, 2001
                                    ENDED            YEAR ENDED           THROUGH
                              APRIL 30, 2003***   OCTOBER 31, 2002   OCTOBER 31, 2001*
                              -----------------   ----------------   -----------------
Net asset value at beginning
 of period..................      $  16.16            $  16.30           $  16.93
                                  --------            --------           --------
Net investment income
 (loss).....................          0.04(a)             0.09               0.06
Net realized and unrealized
 gain (loss) on
 investments................          0.51               (0.14)             (0.69)
                                  --------            --------           --------
Total from investment
 operations.................          0.55               (0.05)             (0.63)
                                  --------            --------           --------
Less dividends and
 distributions:
From net investment income..         (0.07)              (0.09)               --
From net realized gain on
 investments................           --                  --                 --
                                  --------            --------           --------
Total dividends and
 distributions..............         (0.07)              (0.09)               --
                                  --------            --------           --------
Net asset value at end of
 period.....................      $  16.64            $  16.16           $  16.30
                                  ========            ========           ========
Total investment return.....          3.43%(b)           (0.38%)            (3.72%)(b)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income
   (loss)...................          0.45%+              0.46%              0.41%+
 Net expenses...............          1.09%+#             1.17%#             1.19%+#(d)
 Expenses (before
   reimbursement)...........          1.34%+#             1.29%#             1.22%+#(d)
Portfolio turnover rate.....            47%                 75%                69%
Net assets at end of period
 (in 000's).................      $ 50,525            $ 51,231           $ 56,907

                                            NO-LOAD CLASS
                              -----------------------------------------
                                       YEAR ENDED DECEMBER 31
                              -----------------------------------------
                                2000       1999       1998       1997
                              --------   --------   --------   --------
Net asset value at beginning
 of period..................  $  16.06   $  17.73   $  17.76   $  13.49
                              --------   --------   --------   --------
Net investment income
 (loss).....................      0.06       0.11       0.06       0.03
Net realized and unrealized
 gain (loss) on
 investments................      0.88      (0.13)      1.76       4.34
                              --------   --------   --------   --------
Total from investment
 operations.................      0.94      (0.02)      1.82       4.37
                              --------   --------   --------   --------
Less dividends and
 distributions:
From net investment income..     (0.06)     (0.11)     (0.06)     (0.03)
From net realized gain on
 investments................     (0.01)     (1.54)     (1.79)     (0.07)
                              --------   --------   --------   --------
Total dividends and
 distributions..............     (0.07)     (1.65)     (1.85)     (0.10)
                              --------   --------   --------   --------
Net asset value at end of
 period.....................  $  16.93   $  16.06   $  17.73   $  17.76
                              ========   ========   ========   ========
Total investment return.....      5.83%      0.04%     10.35%     32.46%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income
   (loss)...................      0.35%      0.51%      0.33%      0.36%
 Net expenses...............      1.06%#     1.05%      0.98%      0.94%
 Expenses (before
   reimbursement)...........      1.06%#     1.05%      1.08%      1.14%
Portfolio turnover rate.....       114%        51%        81%        52%
Net assets at end of period
 (in 000's).................  $ 67,401   $ 83,064   $124,525   $109,452

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
***  Unaudited.
 +   Annualized.
 #   Includes fees paid indirectly which amounted to 0.05%, 0.13%
     and 0.15% of average net assets for the six months ended
     April 30, 2003, the year ended October 31, 2002 and the ten months ended October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to
     0.02% of average net assets for the year ended December 31,
     2000.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Less than one thousand dollars.
(d)  Restated.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                  SERVICE CLASS                     L CLASS
       ------------------------------------   -------------------
          SIX MONTHS        JULY 1, 2002**    DECEMBER 30, 2002**
             ENDED             THROUGH              THROUGH
       APRIL 30, 2003***   OCTOBER 31, 2002    APRIL 30, 2003***
       -----------------   ----------------   -------------------
           $  16.16            $  17.77            $  15.87
           --------            --------            --------
               0.04(a)             0.06               (0.02)(a)
               0.48               (1.67)               0.75
           --------            --------            --------
               0.52               (1.61)               0.73
           --------            --------            --------
              (0.05)                --                  --
                --                  --                  --
           --------            --------            --------
              (0.05)                --                  --
           --------            --------            --------
           $  16.63            $  16.16            $  16.60
           ========            ========            ========
               3.23%(b)           (9.06%)(b)           4.60%(b)
               0.20%+              0.21%+             (0.55%)+
               1.34%+#             1.42%+#             2.09%+#
               1.59%+#             1.54%+#             2.34%+#
                 47%                 75%                 47%
           $      1            $      0(c)         $      1

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Small Cap Value Fund
--------------------------------------------------------------------------------

As of April 30, 2003, all widely followed U.S. equity indices showed positive six-month performance. Based on Russell data, mid- and small-capitalization stocks performed relatively better than large-capitalization stocks.(1) Russell indices indicate that the market favored the value style over growth investing in the large-capitalization sector, and growth over value in the mid- and small-capitalization sectors.(2)

During the six-month period, investors and economic forecasters had to contend with uncertainty stemming from the possibility--and later, the eventuality--of a coalition offensive in Iraq. The market remained volatile throughout the reporting period, dropping sharply between mid-January and early March. As it became increasingly clear that the mission of coalition forces was poised for success, the stock market generally strengthened. Although recent data on production and employment have been somewhat disappointing, other developments have been more positive. On balance, the Federal Reserve has suggested that an accommodative monetary policy and ongoing growth in productivity may foster an improving economic climate over time.

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse Small Cap Value Fund returned 6.84% for No-Load Class shares and 6.70% for Service Class shares. Both share classes outperformed the 6.07% return of the average Lipper(3) small-cap value fund for the same period. Both shares classes underperformed the 7.44% return of the Russell 2000 Value Index and the 7.55% return of the Russell 2000 Index, but outperformed the 3.54% return of the S&P SmallCap 600 Index.(4) No-Load Class and Service Class shares outperformed the 6.52% return of the Lipper Small Cap Value Funds Index(5) over the six-month reporting period.

The Fund's underperformance relative to the Russell 2000 Index was the result of security selection and weightings in the information technology and materials sectors. For the six months ended April 30, 2003, technology hardware & equipment and software & services were relatively strong performers in the small-cap segment of the market, yet the Fund was underweighted relative to the Russell 2000 Index in both industry groups. This, combined with relatively weaker stock performance, held back the overall performance of the Fund. An overweighted position in the materials sector, where small-cap companies tended to underperform, also detracted from the Fund's results during the reporting period.

STRONG AND WEAK PERFORMERS

The Fund selects stocks based on a quantitative approach that focuses on relative valuation and strong current operating results. The portfolio managers do not attempt to time the market, project earnings, or use earnings-forecast data of either the compa-

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.
(1)The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization.
  The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Russell
  2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S.
   companies based on total market capitalization. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(2) For each Russell index mentioned in the previous footnote, the corresponding Growth Index measures the performance of those companies in the index with higher price-to-book ratios and higher forecasted growth values and the corresponding Value Index measures the performance of those companies in the index with lower price-to-book ratios and lower forecasted growth values.
    Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(3) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(4) The S&P SmallCap 600 Index is an unmanaged market-value weighted index of 600 small-capitalization stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(5) The Lipper Small Cap Value Funds Index is an unmanaged index that tracks the performance of the 30 largest small company value funds, after expenses, adjusted for the reinvestment of capital gain distributions and income dividends. An investment cannot be made directly into an index.

nies or Wall Street analysts. Instead, the Fund's analysis relies only on historical, publicly available annual and quarterly financial statistical data. As a result, aside from a company's quantitative history, the story behind a stock is essentially irrelevant to the Fund's investment process.

For the six months ended April 30, 2003, several of the Fund's holdings showed strong performance. Heritage Financial (+39%)(6) is a bank holding company that has $600 million in assets and operates two community banks, Heritage Bank and Central Valley Bank. The stock advanced partly as a result of a recently initiated stock repurchase program and partly due to a noticeable increase in business real estate applications.

American Medical Security Group (+39%) is a group health insurance provider that gained ground when the company reported strong financial results. The company benefited from a newly implemented marketing tool that allowed agents to calculate employer and employee contribution rates for multiple plan designs.

ALARIS Medical (+69%) makes intravenous delivery systems for drugs. The company beat analysts' profit and sales forecasts, primarily as a result of new product introductions.

CB Bancshares (+57%) is the parent company of Hawaii's City Bank, and its shares advanced on strong financial reports and news of a tender offer from Central Pacific Bank.

Seabulk International (+59%) is a provider of marine support and transportation services to the energy and chemical industries. We initiated the Fund's position in the company in December 2002, and the stock benefited from better-than-expected financial reports.

Although the Fund initially purchases stocks for their attractive valuation and operating characteristics, the Fund sold certain positions during the reporting period--or is still in the process of selling them--as a result of poor operating performance.

Aviall (-16%) is a leading provider of aftermarket supply-chain management services for the aviation and marine industries. The company's shares suffered from the well publicized downturn in the commercial airline industry, and we sold the Fund's position in the stock on April 30, 2003.

Jones Lang LaSalle (-21%) is a commercial real estate broker and management firm that saw slackening demand for property leasing and acquisitions. We sold the Fund's position in the stock in February 2003.

Material Sciences (-23%) is a leading provider of material-based solutions for electronic, acoustical/thermal, and coated metal applications. We reduced the Fund's position in the stock and are in the process of selling the Fund's remaining shares.

OMEGA Healthcare Investors (-44%) is a REIT company that invests in and provides financing to the long-term care industry. The decline in share price was primarily a result of the company's weak financial reports during the six-month period. We have reduced the Fund's position and are in the process of selling the Fund's remaining shares of the stock.

Graphic Packaging International (-37%) is a leading manufacturer of folding cartons in North America, supplying packaging for the food, beverage and other consumable product markets. The company reported weak financial and operating results due to soft consumer demand, lower prices, and customer inventory adjustments. We sold the Fund's holdings in the company in March 2003.

PURCHASES AND SALES

The Fund seeks stocks that have strong operating results and attractive relative valuations. In addition to Seabulk International, which was already discussed among the Fund's top performers, other securities that fit the Fund's purchase criteria during the reporting period included Schnitzer Steel Industries and TALK America Holdings.

--------------------------------------------------------------------------------
(6) Percentages reflect the performance of Fund holdings from November 1, 2002, through April 30, 2003, or for the portion of the reporting period securities were held in the Fund, if shorter. Percentages include change in share price and the impact of any purchases and/or sales during the reporting period, but results do not include dividend income, if any.

TALK America Holdings is an integrated communications provider. The Fund initially purchased the company's shares in November 2002, and following the purchase, the share price rose through April 30, 2003. The company reported strong earnings that were attributed to continued operational improvements and the introduction of new bundled products. Schnitzer Steel Industries is a diversified metal manufacturer that saw a gain in its share price since November 2002, when the Fund initially purchased shares of the company. The company's metal recycling business has experienced improved market conditions brought by a combination of increased Asian demand and reduced worldwide supplies of ferrous recycled metal.

Stocks that significantly impacted the performance of the Fund included ShopKo Stores, which was sold during the six-month reporting period, and Center Trust and ANFI, both of which were eliminated from the portfolio as a result of corporate actions. All of these holdings had a positive impact on performance for the portion of the reporting period they were held in the Fund.

ShopKo Stores (+27%) is a specialty discount retailer that operates primarily in the upper Midwest, Western mountain, and Pacific Northwest regions of the United States. The Fund sold the stock in November 2002. The strong performance was the result of the company's solid financial and operating results despite a challenging economic and retail environment.

Center Trust is a fully integrated, self-managed investment trust that develops, owns, and manages shopping centers. The company was acquired by Pan Pacific Retail Properties. ANFI, a provider of title insurance services and other real estate related information services, was acquired by Fidelity National Financial, a property and casualty insurance company.

WEIGHTINGS AND WEIGHTING CHANGES

The Fund is managed by selecting individual small-capitalization stocks on the basis of relative value measures. The Fund may have concentrations in various economic sectors as a result of overall sector performance and our approach to stock selection.

Companies within an industry may be attractive investments as a result of business cycles. When an industry is experiencing a difficult business environment, many companies in that sector may have weak results. This may lead to temporarily depressed valuations for many of these companies and may present an opportunity to invest in several stocks within an industry. When an industry is doing well, on the other hand, some companies may become overvalued based on our valuation model, in which case, we will trim or sell the positions.

A few notable shifts in the Fund's weightings were increases in the insurance, telecommunication services, and technology hardware & equipment industry groups, and a decrease in the materials industry group.

Insurance companies generally performed well during the reporting period. The increase in the Fund's weighting in this industry group was a result of appreciation among insurers. Materials were poor performers within the Fund. The depreciation of the sector as a whole, along with the Fund's trimming or selling underperforming positions among materials stocks, resulted in a significant weight reduction.

Several companies in the insurance, telecommunication services, and technology hardware & equipment industry groups became attractive to us based on their relative valuation levels. As a result, we added positions in these areas. In the materials sector some securities reached higher relative-valuation levels, which led us to reduce the number of positions held by the Fund.

Industry weightings within the Fund may vary due to security performance, industry performance, and the Fund's bottom-up selection process. As of April 30, 2003, the Fund was underweighted relative to the Russell 2000 Index in technology hardware & equipment and software & services, and overweighted in materials.

LOOKING AHEAD

We continue to invest in small-capitalization stocks of companies that are relatively undervalued and have strong operating characteristics. We select stocks on the basis of investment merit of lower valuations and strong operating characteristics as we seek to generate solid risk adjusted returns over long periods of time.

Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

WESLEY G. MCCAIN
KATHY A. O'CONNOR
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                          ECLIPSE SMALL CAP VALUE FUND
                           VERSUS RUSSELL 2000 INDEX
                          AND RUSSELL 2000 VALUE INDEX
                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES GRAPH]

                                                 ECLIPSE SMALL CAP VALUE
                                                          FUND                 RUSSELL 2000 INDEX          RUSSELL VALUE INDEX
                                                 -----------------------       ------------------          -------------------
4/30/93                                                 10000.00                    10000.00                    10000.00
94                                                      10852.00                    11478.00                    11511.00
95                                                      12989.00                    12308.00                    12150.00
96                                                      16868.00                    16368.00                    15343.00
97                                                      22485.00                    16376.00                    17577.00
98                                                      23250.00                    23320.00                    24918.00
99                                                      23959.00                    21163.00                    21098.00
00                                                      21698.00                    25061.00                    22025.00
01                                                      24711.00                    24344.00                    27366.00
02                                                      23895.00                    25970.00                    33505.00
4/30/03                                                 25434.00                    20578.00                    27191.00

                              $10,000 INVESTED IN
                          ECLIPSE SMALL CAP VALUE FUND
                           VERSUS RUSSELL 2000 INDEX
                          AND RUSSELL 2000 VALUE INDEX
                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                 ECLIPSE SMALL CAP VALUE
                                                          FUND                 RUSSELL 2000 INDEX       RUSSELL 2000 VALUE INDEX
                                                 -----------------------       ------------------       ------------------------
4/30/93                                                 10000.00                    10000.00                    10000.00
94                                                      10789.00                    11478.00                    11511.00
95                                                      12887.00                    12308.00                    12150.00
96                                                      16672.00                    16368.00                    15343.00
97                                                      22137.00                    16376.00                    17577.00
98                                                      22807.00                    23320.00                    24918.00
99                                                      23490.00                    21163.00                    21098.00
00                                                      21221.00                    25061.00                    22025.00
01                                                      24128.00                    24344.00                    27366.00
02                                                      23282.00                    25970.00                    33505.00
4/30/03                                                 24761.00                    20578.00                    27191.00

                              $10,000 INVESTED IN
                          ECLIPSE SMALL CAP VALUE FUND
                           VERSUS RUSSELL 2000 INDEX
                          AND RUSSELL 2000 VALUE INDEX
                                 CLASS L SHARES
[L CLASS SHARES GRAPH]

                                                        L SHARES               RUSSELL 2000 INDEX       RUSSELL 2000 VALUE INDEX
                                                        --------               ------------------       ------------------------
4/30/93                                                 10000.00                    10000.00                    10000.00
94                                                      10575.00                    11478.00                    11511.00
95                                                      12519.00                    12308.00                    12150.00
96                                                      15992.00                    16368.00                    15343.00
97                                                      20988.00                    16376.00                    17577.00
98                                                      21395.00                    23320.00                    24918.00
99                                                      21815.00                    21163.00                    21098.00
00                                                      19554.00                    25061.00                    22025.00
01                                                      22072.00                    24344.00                    27366.00
02                                                      21145.00                    25970.00                    33505.00
4/30/03                                                 22227.00                    20578.00                    27191.00

[NO-LOAD CLASS SHARES GRAPH]
Source: Lipper Inc., 4/30/03


THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/93 AND, FOR CLASS L SHARES, REFLECT THE DEDUCTION OF ALL SALES CHARGES THAT WOULD HAVE APPLIED FOR THE PERIOD OF INVESTMENT.

                                                                TOTAL RETURNS(1)     AVERAGE ANNUAL TOTAL RETURNS(1)
                        PERFORMANCE                           AS OF APRIL 30, 2003         AS OF APRIL 30, 2003
---------------------------------------------------------------------------------------------------------------------
                                                                SIX-MONTH PERIOD     ONE YEAR   FIVE YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund No-Load Class                           6.84%            -11.06%     -0.06%       9.78%
Eclipse Small Cap Value Fund Service Class(2)                         6.70            -11.17      -0.27        9.49
Eclipse Small Cap Value Fund Class L (without sales
 charges)(3)                                                          6.42            -11.79      -1.09        8.42
Eclipse Small Cap Value Fund Class L (with sales charges)(3)          4.36            -13.55      -1.29        8.32
Average Lipper small-cap value fund(4)                                6.07            -18.20       1.59        8.82
Russell 2000 Index(5)                                                 7.55            -20.76      -2.47        7.48
Russell 2000 Value Index(6)                                           7.44            -18.84       1.76       10.52

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1993                                                                             17.02
1994                                                                             -4.74
1995                                                                             19.69
Year ended December 31 1996                                                      29.87
1997                                                                              33.3
1998                                                                               3.4
1999                                                                              3.05
2000                                                                             -9.44
10 months ended October 31 2001                                                   3.66
Year ended October 31 2002                                                        5.84
Six months ended April 30 2003                                                    6.84

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

(1) Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares. Class L shares are subject to a 1% sales charge and a contingent deferred sales charge (CDSC) of 1% if redeemed within one year of purchase.

(2) Performance figures for the Service Class, first offered to the public on 7/1/02, include the historical performance of the No-Load Class from the Fund's inception on 1/12/87 through 6/30/02. Performance figures for these classes will vary after 6/30/02, based on differences in their expense structures.

(3) Performance figures for Class L shares, first offered to the public on 12/30/02, include the historical performance of the No-Load Class shares from the Fund's inception on 1/12/87 up to 12/30/02, including the applicable .75% distribution fee and .25% service fee.

(4) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

(5) The Russell 2000()(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

(6) The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

COMMON STOCKS (85.1%)+
                                   SHARES         VALUE
                                 --------------------------
AEROSPACE & DEFENSE (1.4%)
Fairchild Corp. (The) Class A
 (a)...........................      358,300   $  1,784,334
                                               ------------
AIR FREIGHT & LOGISTICS (0.4%)
Ryder System, Inc. ............       22,500        558,900
                                               ------------
AUTO COMPONENTS (2.2%)
Dura Automotive Systems, Inc.
 (a)...........................       85,100        684,970
Intermet Corp. ................      334,300      1,243,596
Standard Motor Products,
 Inc. .........................       23,000        265,650
Tenneco Automotive, Inc. (a)...      167,300        654,143
                                               ------------
                                                  2,848,359
                                               ------------
BANKS (17.8%)
ABC Bancorp....................       35,800        504,780
AmericanWest Bancorp (a).......        8,610        146,542
Arrow Financial Corp. .........        8,545        246,865
BancFirst Corp. ...............        2,800        139,524
Bank Mutual Corp. .............       21,600        643,032
Banknorth Group, Inc. .........       10,988        262,393
Berkshire Hills Bancorp,
 Inc. .........................        8,400        221,760
BOK Financial Corp. (a)........       10,609        382,561
Camco Financial Corp. .........       10,900        163,500
Capital City Bank Group,
 Inc. .........................        8,300        319,799
Capital Crossing Bank (a)......       23,600        673,544
CB Bancshares, Inc. ...........        6,900        469,062
Century Bancorp, Inc. Class
 A.............................       12,000        309,840
Chittenden Corp. ..............        1,326         35,868
Citizens First Bancorp,
 Inc. .........................       32,600        676,450
Citizens South Banking
 Corp. ........................       16,000        207,200
City Holding Co. ..............        5,900        168,799
Columbia Bancorp...............       14,740        240,704
EverTrust Financial Group,
 Inc. .........................       23,400        577,980
Exchange National Bancshares,
 Inc. .........................        4,600        226,826
First BanCorp..................        1,450         44,762
First Bell Bancorp, Inc. ......       14,900        389,039
First Defiance Financial
 Corp. ........................       11,500        225,745
First Federal Financial Corp.
 of Kentucky...................        6,600        212,652
First Financial Corp. .........        8,900        453,900
First M&F Corp. ...............        2,300         86,664
First SecurityFed Financial,
 Inc. .........................        5,000        149,300
First State Bancorp............       18,000        441,180
FIRSTFED AMERICA BANCORP,
 Inc. .........................          400         12,320
FLAG Financial Corp. ..........       12,300        164,820
Flagstar Bancorp, Inc. ........       38,250      1,266,075
FloridaFirst Bancorp, Inc. ....        8,400        191,100
FNB Corp. .....................          600         16,637
GA Financial, Inc. ............       29,400        779,394
German American Bancorp........       21,030        367,184
Great Southern Bancorp,
 Inc. .........................        4,600        174,570
Hawthorne Financial Corp. (a)..        8,500        261,800
Heritage Financial Corp. ......       11,200        238,784



                                   SHARES             VALUE
                                 --------------------------
BANKS (CONTINUED)
Home Federal Bancorp...........        5,200   $    132,761
Horizon Financial Corp. .......       25,700        404,004
Hudson River Bancorp., Inc. ...        5,800        142,564
Independent Bank Corp. ........       31,342        746,880
Interchange Financial Services
 Corp. ........................       18,000        321,300
ITLA Capital Corp. (a).........       38,200      1,365,650
Klamath First Bancorp, Inc. ...       37,800        643,356
Lincoln Bancorp................        7,900        144,412
MASSBANK Corp. ................       19,100        588,834
NASB Financial, Inc. ..........       19,000        465,785
Oak Hill Financial, Inc. ......       11,000        265,100
Oriental Financial Group,
 Inc. .........................        5,025        123,615
Port Financial Corp. ..........        8,700        467,190
Provident Financial Holdings,
 Inc. .........................        3,200         92,800
Quaker City Bancorp, Inc.
 (a)...........................       18,150        670,842
Southside Bancshares, Inc. ....        6,900        115,851
Southwest Bancorp, Inc. .......       12,600        303,408
State Bancorp, Inc. ...........        9,200        172,776
State Financial Services Corp.
 Class A.......................       24,000        494,160
Troy Financial Corp. ..........       10,000        270,300
Trust Company of New Jersey
 (The).........................       18,100        507,162
United Community Financial
 Corp. ........................       58,100        531,034
W Holding Co., Inc. ...........       25,350        499,142
Warwick Community Bancorp,
 Inc. .........................        6,200        187,860
Waypoint Financial Corp. ......        6,800        124,100
Willow Grove Bancorp, Inc. ....       27,700        416,608
WSFS Financial Corp. ..........       28,900        994,160
                                               ------------
                                                 23,284,609
                                               ------------
BUILDING PRODUCTS (0.2%)
Drew Industries, Inc. (a)......       14,400        217,440
Lennox International, Inc. ....        5,600         83,216
                                               ------------
                                                    300,656
                                               ------------
CHEMICALS (0.8%)
LESCO, Inc. (a)................       66,400        697,864
Material Sciences Corp. .......       14,400        115,920
Octel Corp. ...................        8,600        127,280
W.R. Grace & Co. (a)...........       50,000        131,000
                                               ------------
                                                  1,072,064
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (1.7%)
Angelica Corp. ................        8,300        139,357
CDI Corp. (a)..................        9,200        256,956
Duratek, Inc. (a)..............       74,800        742,764
Gundle/SLT Environmental, Inc.
 (a)...........................       67,600        823,368
Memberworks, Inc. (a)..........       10,100        221,493
                                               ------------
                                                  2,183,938
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                   SHARES             VALUE
                                 --------------------------
COMMUNICATIONS EQUIPMENT (2.2%)
Audiovox Corp. Class A (a).....      154,700   $  1,113,840
Crown Castle International
 Corp. (a).....................       36,700        233,779
Enterasys Networks, Inc. (a)...      110,100        264,240
New Focus, Inc. (a)............      399,900      1,319,670
                                               ------------
                                                  2,931,529
                                               ------------
COMPUTERS & PERIPHERALS (0.3%)
Intergraph Corp. (a)...........       19,700        401,880
                                               ------------
CONTAINERS & PACKAGING (0.4%)
Silgan Holdings, Inc. (a)......       21,000        559,020
                                               ------------
DISTRIBUTORS (1.1%)
Andersons, Inc., (The).........       61,100        707,538
Brightpoint, Inc. (a)..........       15,800        240,792
CellStar Corp. (a).............       32,800        189,584
Noland Co. ....................        7,100        292,165
                                               ------------
                                                  1,430,079
                                               ------------
DIVERSIFIED FINANCIALS (6.9%)
Friedman, Billings, Ramsey
 Group, Inc. Class A...........       64,340        706,453
iShares Russell 2000 Index
 Fund..........................       20,400      1,619,760
iShares Russell 2000 Value
 Index Fund....................       14,000      1,621,760
iShares S&P SmallCap 600 Index
 Fund..........................       16,300      1,618,916
iShares S&P SmallCap 600/BARRA
 Value Index Fund..............       22,200      1,611,720
New Century Financial Corp. ...       11,300        416,179
R&G Financial Corp. Class B....       26,600        720,328
Student Loan Corp. (The).......          700         75,047
United PanAm Financial Corp.
 (a)...........................       46,000        437,460
World Acceptance Corp. (a).....       21,400        231,976
                                               ------------
                                                  9,059,599
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.0%)
TALK America Holdings, Inc.
 (a)...........................      278,000      2,443,620
Time Warner Telecom, Inc. (a)..       65,700        236,520
                                               ------------
                                                  2,680,140
                                               ------------
ELECTRIC UTILITIES (0.9%)
BayCorp Holdings, Ltd. (a).....       45,400        653,760
Green Mountain Power Corp. ....       22,900        478,610
Hawaiian Electric Industries,
 Inc. .........................          800         33,080
                                               ------------
                                                  1,165,450
                                               ------------
ELECTRICAL EQUIPMENT (0.2%)
Signal Technology Corp. (a)....       16,800        221,592
                                               ------------
FOOD & DRUG RETAILING (0.0%) (B)
Penn Traffic Co. (The) (a).....       48,000         56,640
                                               ------------



                                   SHARES             VALUE
                                 --------------------------
FOOD PRODUCTS (6.0%)
Central Garden & Pet Co. (a)...       91,900   $  2,226,737
John B. Sanfilippo & Son, Inc.
 (a)...........................      123,200      2,316,037
M & F Worldwide Corp. (a)......      237,200      1,840,672
Omega Protein Corp. (a)........      133,100        678,810
Riviana Foods, Inc. ...........       15,600        406,536
Sanderson Farms, Inc. .........        2,700         51,192
Seminis, Inc. (a)..............      110,000        359,700
                                               ------------
                                                  7,879,684
                                               ------------
GAS UTILITIES (1.6%)
Northwest Natural Gas Co. .....       13,100        338,373
UGI Corp. .....................       54,650      1,726,940
                                               ------------
                                                  2,065,313
                                               ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
ALARIS Medical, Inc. (a).......      226,700      2,164,985
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (2.0%)
Centene Corp. (a)..............       32,000      1,025,120
Gentiva Health Services, Inc.
 (a)...........................        8,400         76,776
Hanger Orthopedic Group, Inc.
 (a)...........................        8,600         88,666
Health Net, Inc. (a)...........        6,900        180,021
PacifiCare Health Systems, Inc.
 (a)...........................       36,200      1,152,608
Prime Medical Services, Inc.
 (a)...........................        1,300          6,695
Stewart Enterprises, Inc. Class
 A (a).........................        7,500         21,975
                                               ------------
                                                  2,551,861
                                               ------------
HOTELS, RESTAURANTS & LEISURE (1.2%)
Dave & Buster's, Inc. (a)......       86,900        789,052
Isle of Capri Casinos, Inc.
 (a)...........................       55,800        720,378
Lone Star Steakhouse & Saloon,
 Inc. .........................        1,900         39,843
                                               ------------
                                                  1,549,273
                                               ------------
HOUSEHOLD DURABLES (5.0%)
Enesco Group, Inc. (a).........       75,900        601,128
Hooker Furniture Corp. ........       45,600      1,259,472
Hovnanian Enterprises, Inc.
 Class A (a)...................       43,300      1,723,340
KB HOME........................       24,600      1,212,042
M/I Schottenstein Homes,
 Inc. .........................        1,600         54,656
Meritage Corp. (a).............       14,400        549,360
William Lyon Homes, Inc. (a)...       42,200      1,183,288
                                               ------------
                                                  6,583,286
                                               ------------
HOUSEHOLD PRODUCTS (0.2%)
Dial Corp. (The)...............       14,000        291,620
                                               ------------
INDUSTRIAL CONGLOMERATES (0.3%)
United Capital Corp. (a).......        7,400        326,118
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)

                                   SHARES             VALUE
                                 --------------------------
INSURANCE (3.8%)
American Medical Security
 Group, Inc. (a)...............       16,300   $    277,100
American Physicians Capital,
 Inc. (a)......................          800         18,168
Arch Capital Group Ltd. (a)....        8,300        288,923
Donegal Group, Inc. Class B....       15,300        172,890
Fidelity National Financial,
 Inc. .........................       13,347        459,137
Independence Holding Co. ......       20,600        401,700
LandAmerica Financial Group,
 Inc. .........................       44,100      1,811,187
NYMAGIC, Inc. .................        9,400        206,800
Stewart Information Services
 Corp. (a).....................       51,900      1,384,692
                                               ------------
                                                  5,020,597
                                               ------------
INTERNET & CATALOG RETAIL (1.4%)
Blair Corp. ...................       69,500      1,518,575
Stamps.com, Inc. (a)...........       67,200        296,352
                                               ------------
                                                  1,814,927
                                               ------------
INTERNET SOFTWARE & SERVICES (0.4%)
InfoSpace, Inc. (a)............       36,600        456,036
                                               ------------
IT CONSULTING & SERVICES (0.4%)
Computer Horizons Corp. (a)....      121,600        509,504
                                               ------------
LEISURE EQUIPMENT & PRODUCTS (1.2%)
Johnson Outdoors, Inc. Class A
 (a)...........................       33,100        338,282
K2, Inc. (a)...................      125,900      1,199,827
                                               ------------
                                                  1,538,109
                                               ------------
MACHINERY (0.2%)
Ampco-Pittsburgh Corp. ........       15,700        209,124
                                               ------------
MEDIA (0.8%)
Pegasus Communications Corp.
 (a)...........................       32,700        881,592
PRIMEDIA, Inc. (a).............       78,100        203,060
                                               ------------
                                                  1,084,652
                                               ------------
METALS & MINING (2.5%)
Commonwealth Industries,
 Inc. .........................       37,900        183,815
Oregon Steel Mills, Inc. (a)...       49,400        123,500
Quanex Corp. ..................       35,100      1,009,476
Schnitzer Steel Industries,
 Inc. Class A..................       43,800      1,256,622
Steel Technologies, Inc. ......       64,200        704,916
                                               ------------
                                                  3,278,329
                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (1.1%)
ONEOK, Inc. ...................       73,700      1,398,089
                                               ------------
OFFICE ELECTRONICS (0.2%)
Gerber Scientific, Inc. (a)....       31,200        257,400
                                               ------------



                                   SHARES             VALUE
                                 --------------------------
OIL & GAS (0.8%)
Harvest Natural Resources, Inc.
 (a)...........................      198,000   $  1,009,800
                                               ------------
REAL ESTATE (9.2%)
American Land Lease, Inc. .....        9,600        152,928
Annaly Mortgage Management,
 Inc. .........................       15,900        302,100
Anworth Mortgage Asset
 Corp. ........................       73,300      1,024,734
Corporate Office Properties
 Trust.........................       40,600        619,150
Corrections Corp. of America
 (a)...........................       10,600        225,250
Criimi Mae, Inc. (a)...........       47,600        491,708
Entertainment Properties
 Trust.........................       50,800      1,369,060
Glenborough Realty Trust,
 Inc. .........................       40,100        664,858
Healthcare Realty Trust,
 Inc. .........................        7,100        195,463
Impac Mortgage Holdings,
 Inc. .........................      168,300      2,241,756
Koger Equity, Inc. ............       34,600        553,600
LTC Properties, Inc. ..........       34,100        262,570
National Health Investors,
 Inc. .........................       46,900        762,125
NovaStar Financial, Inc. ......       19,900        854,705
OMEGA Healthcare Investors,
 Inc. (a)......................       86,000        235,640
Pan Pacific Retail Properties,
 Inc. .........................        1,650         64,548
Redwood Trust, Inc. ...........       27,700        920,748
Regency Centers Corp. .........       26,600        877,800
Thornburg Mortgage, Inc. ......        9,500        212,800
                                               ------------
                                                 12,031,543
                                               ------------
ROAD & RAIL (0.4%)
Celadon Group, Inc. (a)........       55,400        428,242
Werner Enterprises, Inc. ......        2,300         51,957
                                               ------------
                                                    480,199
                                               ------------
SPECIALTY RETAIL (3.3%)
Building Materials Holdings
 Corp. ........................       14,900        184,909
CompuCom Systems, Inc. (a).....      208,000        790,400
Finlay Enterprises (a).........       48,000        635,520
Friedman's, Inc. Class A.......       14,100        162,150
Hollywood Entertainment Corp.
 (a)...........................       12,900        228,975
Hughes Supply, Inc. ...........       13,900        390,173
Loehmann's Holdings, Inc.
 (a)...........................       44,300        671,145
Syms Corp. (a).................       59,300        420,437
TBC Corp. (a)..................       52,700        843,200
                                               ------------
                                                  4,326,909
                                               ------------
TEXTILES, APPAREL & LUXURY GOODS (1.7%)
Cherokee, Inc. (a).............       71,300      1,175,024
CSS Industries, Inc. ..........        7,500        271,425
Hampshire Group, Ltd. (a)......       17,300        524,190
Perry Ellis International, Inc.
 (a)...........................       13,800        261,634
                                               ------------
                                                  2,232,273
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                   SHARES             VALUE
                                 --------------------------
TOBACCO (0.4%)
Standard Commercial Tobacco
 Co., Inc. ....................       33,900   $    542,739
                                               ------------
TRANSPORTATION INFRASTRUCTURE (0.1%)
Seabulk International, Inc.
 (a)...........................       17,300        148,434
                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (0.8%)
American Tower Corp. Class A
 (a)...........................      154,900      1,028,536
                                               ------------
Total Common Stocks (Cost
 $100,712,947).................                 111,318,129
                                               ------------
SHORT-TERM INVESTMENTS (14.1%)

                                  PRINCIPAL
                                   AMOUNT
                                 -----------
REPURCHASE AGREEMENT (8.1%)
Bank of New York (The)
 1.05%, dated 4/30/03, due
 5/1/03
 Proceeds at maturity
 $10,600,309
 (Collateralized by $10,695,000
 Federal National Mortgage
 Association, 3.875%, due
 5/1/33, market value including
 accrued interest
 $10,783,401)..................  $10,600,000     10,600,000
                                               ------------

                                  PRINCIPAL
                                   AMOUNT
                                 -----------      VALUE
TIME DEPOSIT (6.0%)
Bank of New York Cayman
 0.82%, due 5/1/03.............   $7,861,000   $  7,861,000
                                               ------------
Total Short-Term Investments
 (Cost $18,461,000)............                  18,461,000
                                               ------------
Total Investments (Cost
 $119,173,947) (c).............         99.2%   129,779,129(d)
Cash and Other Assets,
 Less Liabilities..............          0.8      1,083,851
                                 -----------   ------------
Net Assets.....................        100.0%  $130,862,980
                                 ===========   ============

------------
(a)  Non-income producing security.
(b) Less than one tenth of a percent.
(c)  The cost for federal income tax purposes is $119,175,880.
(d) At April 30, 2003 net unrealized appreciation was $10,603,249, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $15,258,313 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,655,064.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)

ASSETS:
 Investment in securities, at value (identified
   cost $119,173,947).............................  $129,779,129
 Cash.............................................       192,313
 Receivables:
   Investment securities sold.....................    30,119,981
   Fund shares sold...............................     1,187,109
   Dividends and interest.........................       193,611
 Other assets.....................................        30,762
                                                    ------------
       Total assets...............................   161,502,905
                                                    ------------
LIABILITIES:
 Payables:
   Investment securities purchased................    30,380,528
   Fund shares redeemed...........................       106,997
   Manager........................................        88,680
   Transfer agent.................................         9,271
   Shareholder communication......................         8,223
   Custodian......................................         4,876
 Accrued expenses.................................        41,350
                                                    ------------
       Total liabilities..........................    30,639,925
                                                    ------------
 Net assets.......................................  $130,862,980
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class..................................  $    106,875
   Service Class..................................           125
   L Class........................................             1
 Additional paid-in capital.......................   123,205,966
 Accumulated undistributed net investment
   income.........................................        73,657
 Accumulated net realized loss on investments.....    (3,128,826)
 Net unrealized appreciation on investments.......    10,605,182
                                                    ------------
 Net assets.......................................  $130,862,980
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $130,708,937
                                                    ============
 Shares of capital stock outstanding..............    10,687,512
                                                    ============
 Net asset value per share outstanding............  $      12.23
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $    152,811
                                                    ============
 Shares of capital stock outstanding..............        12,501
                                                    ============
 Net asset value per share outstanding............  $      12.22
                                                    ============
L Class
 Net assets applicable to outstanding shares......  $      1,232
                                                    ============
 Shares of capital stock outstanding..............           101
                                                    ============
 Net asset value per share outstanding............  $      12.20
 Maximum sales charge (1.00% of offering price)...          0.12
                                                    ------------
 Maximum offering price per share outstanding.....  $      12.32
                                                    ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:
 Income:
   Dividends (a)....................................  $1,076,554
   Interest.........................................      36,692
                                                      ----------
       Total income.................................   1,113,246
                                                      ----------
 Expenses:
   Manager..........................................     532,665
   Transfer agent...................................      82,106
   Professional.....................................      53,177
   Registration.....................................      31,152
   Shareholder communication........................      14,942
   Custodian........................................      12,792
   Directors........................................       9,855
   Miscellaneous....................................      15,577
                                                      ----------
       Total expenses before
        reimbursement...............................     752,266
   Expense reimbursement from Manager...............     (62,870)
   Fees paid indirectly (See Note 2(E)).............     (55,361)
                                                      ----------
       Net expenses.................................     634,035
                                                      ----------
 Net investment income..............................     479,211
                                                      ----------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments...................   3,044,640
 Net change in unrealized appreciation on
   investments......................................   4,182,711
                                                      ----------
 Net realized and unrealized gain on investments....   7,227,351
                                                      ----------
 Net increase in net assets resulting from
   operations.......................................  $7,706,562
                                                      ==========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $1,414.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SMALL CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the year ended October 31, 2002

                                                                  2003            2002
                                                              -------------   -------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $     479,211   $   1,388,869
    Net realized gain (loss) on investments.................      3,044,640      (1,037,211)
    Net change in unrealized appreciation (depreciation) on
     investments............................................      4,182,711       1,660,729
                                                              -------------   -------------
    Net increase in net assets resulting from operations....      7,706,562       2,012,387
                                                              -------------   -------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................     (1,275,511)     (1,037,656)
      Service Class.........................................         (1,460)             --
                                                              -------------   -------------
        Total dividends to shareholders.....................     (1,276,971)     (1,037,656)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     44,179,875     130,010,307
      Service Class.........................................         65,000          86,266
      L Class...............................................          1,149              --
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................      1,237,937         999,866
      Service Class.........................................          1,460              --
                                                              -------------   -------------
                                                                 45,485,421     131,096,439
    Cost of shares redeemed:
      No-Load Class.........................................    (32,312,246)   (128,906,405)
      Service Class.........................................         (9,325)             --
                                                              -------------   -------------
      Increase in net assets derived from capital share
       transactions.........................................     13,163,850       2,190,034
                                                              -------------   -------------
      Net increase in net assets............................     19,593,441       3,164,765
NET ASSETS:
  Beginning of period.......................................    111,269,539     108,104,774
                                                              -------------   -------------
  End of period.............................................  $ 130,862,980   $ 111,269,539
                                                              =============   =============
  Accumulated undistributed net investment income at end of
    period..................................................  $      73,657   $   1,011,260
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                   NO-LOAD CLASS
                              --------------------------------------------------------
                                 SIX MONTHS                           JANUARY 1, 2001
                                    ENDED            YEAR ENDED           THROUGH
                              APRIL 30, 2003***   OCTOBER 31, 2002   OCTOBER 31, 2001*
                              -----------------   ----------------   -----------------
Net asset value at beginning
 of period..................      $  11.58            $  11.04           $  10.65
                                  --------            --------           --------
Net investment income
 (loss).....................          0.05(b)             0.15               0.08
Net realized and unrealized
 gain (loss) on
 investments................          0.73                0.50               0.31
                                  --------            --------           --------
Total from investment
 operations.................          0.78                0.65               0.39
                                  --------            --------           --------
Less dividends and
 distributions:
From net investment income..         (0.13)              (0.11)               --
From net realized gain on
 investments................           --                  --                 --
                                  --------            --------           --------
Total dividends and
 distributions..............         (0.13)              (0.11)               --
                                  --------            --------           --------
Net asset value at end of
 period.....................      $  12.23            $  11.58           $  11.04
                                  ========            ========           ========
Total investment return.....          6.84%(c)            5.84%              3.66%(c)
Ratios (to average net
 assets)/ Supplemental Data:
 Net investment income
   (loss)...................          0.90%++             1.08%              0.70%++
 Net expenses...............          1.29%++#            1.26%#             1.23%++#(d)
 Expenses (before
   reimbursement)...........          1.41%++#            1.27%#             1.23%++#(d)
Portfolio turnover rate.....            51%                103%                77%
Net assets at end of period
 (in 000's).................      $130,709            $111,181           $108,105

                                              NO-LOAD CLASS
                              ---------------------------------------------
                                         YEAR ENDED DECEMBER 31
                              ---------------------------------------------
                                2000         1999       1998         1997
                              --------     --------   --------     --------
Net asset value at beginning
 of period..................  $  11.76     $  11.93   $  14.19     $  13.47
                              --------     --------   --------     --------
Net investment income
 (loss).....................     (0.00)(a)     0.01      (0.00)(a)    (0.02)
Net realized and unrealized
 gain (loss) on
 investments................     (1.11)        0.35       0.42         4.40
                              --------     --------   --------     --------
Total from investment
 operations.................     (1.11)        0.36       0.42         4.38
                              --------     --------   --------     --------
Less dividends and
 distributions:
From net investment income..       --         (0.01)       --           --
From net realized gain on
 investments................       --         (0.52)     (2.68)       (3.66)
                              --------     --------   --------     --------
Total dividends and
 distributions..............       --         (0.53)     (2.68)       (3.66)
                              --------     --------   --------     --------
Net asset value at end of
 period.....................  $  10.65     $  11.76   $  11.93     $  14.19
                              ========     ========   ========     ========
Total investment return.....     (9.44%)       3.05%      3.40%       33.30%
Ratios (to average net
 assets)/ Supplemental Data:
 Net investment income
   (loss)...................     (0.00%)+      0.05%     (0.00%)+     (0.12%)
 Net expenses...............      1.21%#       1.18%#     1.14%#       1.14%#
 Expenses (before
   reimbursement)...........      1.21%#       1.18%#     1.14%#       1.14%#
Portfolio turnover rate.....       105%          56%        73%          55%
Net assets at end of period
 (in 000's).................  $157,630     $251,229   $201,492     $189,965

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
***  Unaudited.
 +   Less than 0.01% of average net assets.
++   Annualized.
 #   Includes fees paid indirectly which amounted to 0.10%, 0.07%
     and 0.08% of average net assets for the six months ended
     April 30, 2003, the year ended October 31, 2002 and the ten months ended October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to
     0.02% of average net assets for the year ended December 31,
     2000 and less than 0.01% of average net assets for the other years indicated.
(a)  Less than one cent per share.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Restated.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                SERVICE CLASS                     L CLASS
     ------------------------------------   -------------------
        SIX MONTHS        JULY 1, 2002**    DECEMBER 30, 2002**
           ENDED             THROUGH              THROUGH
     APRIL 30, 2003***   OCTOBER 31, 2002    APRIL 30, 2003***
     -----------------   ----------------   -------------------
         $  11.58            $  13.91            $  11.46
         --------            --------            --------
             0.04(b)             0.00(a)            (0.01)(b)
             0.73               (2.33)               0.75
         --------            --------            --------
             0.77               (2.33)               0.74
         --------            --------            --------
            (0.13)                --                  --
              --                  --                  --
         --------            --------            --------
            (0.13)                --                  --
         --------            --------            --------
         $  12.22            $  11.58            $  12.20
         ========            ========            ========
             6.70%(c)          (16.75%)(c)           6.46%(c)
             0.65%++             0.83%++            (0.10%)++
             1.54%++#            1.51%++#            2.29%++#
             1.66%++#            1.52%++#            2.41%++#
               51%                103%                 51%
         $    153            $     88            $      1

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Tax-Managed Equity Fund
--------------------------------------------------------------------------------

During the six months ended April 30, 2003, the S&P 500(R) Index(1) returned 4.48% with all income and capital gains reinvested. Although this was positive news for investors who had seen negative returns in recent years, the six-month period was not without its ups and downs.

In early November 2002, the Federal Reserve decided to support economic activity by lowering the targeted federal funds rate by 50 basis points to a low 1.25%. After the Fed's move, the stock market advanced through the end of November. As the year came to a close, however, the market gave up any gains it had made since the beginning of November. After spiking higher in early January, large-cap stock prices generally declined through early March as the threat of war in Iraq intensified. As coalition troops amassed in Kuwait, the market staged a general recovery that reached an initial peak with the "shock and awe" strikes on Baghdad. After faltering briefly, the rally continued through the end of April 2003.

Growth in real gross domestic product continued at a modest pace in the fourth quarter of 2002 and the first quarter of 2003. Productivity generally increased, but businesses appeared reticent to spend or invest in a period of high oil prices and widespread uncertainty over geopolitical developments. Fortunately, when geopolitical tensions eased toward the end of the six-month period, oil prices declined and consumer confidence strengthened.

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse Tax-Managed Equity Fund returned 0.17% for No-Load Class shares and -0.13% for Service Class shares. Both share classes underperformed the 2.96% return of the average Lipper(2) large-cap core fund over the same period. Both share classes also underperformed the 4.48% return of the S&P 500 Index for the six months ended April 30, 2003.

The Fund's underperformance relative to its peers resulted primarily from unfortunate sector weightings in a period marked by considerable economic uncertainty. The Fund consistently applied its proprietary quantitative mathematical model to select securities and sectors throughout the reporting period.

STRONG AND WEAK PERFORMERS

Among the Fund's strongest performing securities over the six-month reporting period were Amgen (+31.66%), a biotechnology company; Walt Disney (+11.74%), a media giant; General Electric (+16.63%), an industrial conglomerate; and Eli Lilly (+14.99%) and Wyeth (+29.94%), both of which produce pharmaceuticals. The Fund's positions in these strong performers resulted from superior stock selection within their respective sectors. For example, Eli Lilly and Wyeth were two of the best-performing stocks in the portfolio. Both are constituents of the health care sector, which was significantly overweighted in the portfolio.

Among the Fund's worst-performing stocks were Altria Group (-24.52%), a tobacco concern; American International Group (-7.35%), an insurer; Coca-Cola (-13.08%), a leading beverage company; Fifth Third Bancorp (-22.49%), a bank; and SBC Communications (-8.96%), a diversified telecommunication services company.

We sold the Fund's entire position in Altria Group on April 8, 2003, because the stock declined past the predetermined threshold set at the last rebalancing of the portfolio on December 27, 2002. Since the Fund seeks tax-efficient transactions, losses are actively harvested. Legal battles relating to tobacco lawsuits were among the reasons for the stock's decline. Consistent with the Fund's after-tax performance strategy, the loss improved the Fund's after-tax performance. We

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
1 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index. 2 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

--------------------------------------------------------------------------------

intend to repurchase the stock after the wash-sale period(3) has passed.

We sold the Fund's entire position in SBC Communications on March 5, 2003, since the stock had declined past the predetermined threshold set at the last rebalancing of the portfolio on December 27, 2002. Since the Fund actively harvests tax losses and the sale improved the Fund's after-tax performance, the sale had positive aspects for tax-conscious investors. The Fund repurchased the stock on April 8, 2003, and SBC Communications had a positive return from that date through the end of the reporting period.

WEIGHTINGS AND WEIGHTING CHANGES

The Fund was rebalanced on December 27, 2002, which resulted in several shifts in sector weightings. The largest sector changes in the portfolio were in four sectors--health care, information technology, telecommunication services, and consumer discretionary.

At that time, the Fund increased its overweighted position in the health care sector by 4.9% and decreased its overweighted position in the telecommunication services sector by 2.4%. Both of these moves had a positive impact on the Fund's performance over the reporting period. The portfolio rebalancing reduced the Fund's consumer discretionary holdings, increasing its underweighting in the sector by 2.4%, which was not enough to positively impact performance for the reporting period. The Fund also decreased its weighting in the information technology sector, which negatively impacted performance.

As of April 30, 2003, the Fund was significantly overweighted in the health care sector (+12.43%)(4) and significantly underweighted in the information technology (-8.22%), industrials (-8.19%), and consumer discretionary (-8.07%) sectors.

LOOKING AHEAD

In the near term, we believe that a tepid economy may present a challenging investment outlook. Companies in several sectors of the economy are finding it difficult to maintain or increase earnings. These sectors include telecommunication services, consumer discretionary, and information technology. The Fund continues to focus on the high-quality defensive issues that we believe show the greatest potential for appreciation over time.

Whatever the market or the economy may bring, the Fund will continue to seek to provide enhanced after-tax total return relative to the return of the S&P 500 Index.

DR. BERNARD TEW
Portfolio Manager
New York Life Investment Management LLC


--------------------------------------------------------------------------------
3 A tax rule prohibits the use of a stock sale for immediate tax losses (or to offset gains) if an equivalent stock is purchased within 30 days before or after the date of the sale. A stock that is sold and repurchased within 30 calendar days is called a "wash sale."
4 Percentages in this paragraph reflect differences between the Fund's weightings and those of the benchmark index. They do not represent investment returns.

                 $10,000 INVESTED IN
ECLIPSE TAX-MANAGED EQUITY FUND
VERSUS S&P 500 INDEX



                     NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES GRAPH]

                                                              ECLIPSE TAX-MANAGED EQUITY FUND             S&P 500 INDEX
                                                              -------------------------------             -------------
4/19/02                                                                   10000.00                           10000.00
6/30/02                                                                    8880.00                            8831.00
9/30/02                                                                    7650.00                            7305.00
12/31/02                                                                   8292.00                            7922.00
3/31/03                                                                    8009.00                            7672.00
4/30/03                                                                    8494.00                            8304.00

                 $10,000 INVESTED IN
ECLIPSE TAX-MANAGED EQUITY FUND
VERSUS S&P 500 INDEX



                     SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                              ECLIPSE TAX-MANAGED EQUITY FUND             S&P 500 INDEX
                                                              -------------------------------             -------------
4/19/02                                                                   10000.00                           10000.00
6/30/02                                                                    8880.00                            8831.00
9/30/02                                                                    7650.00                            7305.00
12/31/02                                                                   8288.00                            7922.00
3/31/03                                                                    7985.00                            7672.00
4/30/03                                                                    8469.00                            8304.00

                 $10,000 INVESTED IN
ECLIPSE TAX-MANAGED EQUITY FUND
VERSUS S&P 500 INDEX



                        CLASS L SHARES
[NO-LOAD CLASS SHARES GRAPH]

                                                              ECLIPSE TAX-MANAGED EQUITY FUND             S&P 500 INDEX
                                                              -------------------------------             -------------
4/19/02                                                                   10000.00                           10000.00
6/30/02                                                                    8860.00                            8831.00
9/30/02                                                                    7620.00                            7305.00
12/31/02                                                                   8232.00                            7922.00
3/31/03                                                                    7931.00                            7672.00
4/30/03                                                                    8318.00                            8304.00

[GRAPH LEGEND]
Source: Lipper Inc., 4/30/03

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/19/02 AND, FOR CLASS L SHARES, REFLECT THE DEDUCTION OF ALL SALES CHARGES THAT WOULD HAVE APPLIED FOR THE PERIOD OF INVESTMENT.

                                                                TOTAL RETURNS(1)     AVERAGE ANNUAL TOTAL RETURNS(1)
                        PERFORMANCE                           AS OF APRIL 30, 2003         AS OF APRIL 30, 2003
---------------------------------------------------------------------------------------------------------------------
                                                                SIX-MONTH PERIOD      ONE YEAR      SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund No-Load Class                         0.17%            -10.96%           -14.61%
Eclipse Tax-Managed Equity Fund Service Class                        -0.13             -11.23            -14.86
Eclipse Tax-Managed Equity Fund Class L (without sales
 charges)(2)                                                         -0.33             -11.92            -15.51
Eclipse Tax-Managed Equity Fund Class L (with sales
 charges)(2)                                                         -2.31             -13.67            -16.33
Average Lipper large-cap core fund(3)                                 2.96             -15.19            -18.05
S&P 500 Index(4)                                                      4.48             -13.31            -16.46

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

Six months ended October 31 2002                                                -15.20
Six months ended April 30 2003                                                    0.17

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1 Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares. Class L shares are subject to a 1% sales charge and a contingent deferred sales charge (CDSC) of 1% if redeemed within one year of purchase.

2 Performance figures for Class L shares, first offered to the public on 12/30/02, includes the historical performance of the No-Load Class shares from the Fund's inception on 4/19/02 up to 12/30/02, including the applicable .75% distribution fee and .25% service fee.

3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

TAX-MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

COMMON STOCKS (99.1%)+
                                      SHARES       VALUE
                                      ---------------------
BANKS (12.7%)
Bank of America Corp. ..............   21,450   $ 1,588,372
Fifth Third Bancorp.................   14,200       699,918
U.S. Bancorp........................   32,400       717,660
Wachovia Corp. .....................   26,750     1,022,118
Wells Fargo Co. ....................   26,850     1,295,781
                                                -----------
                                                  5,323,849
                                                -----------
BEVERAGES (8.5%)
Anheuser-Busch Cos., Inc. ..........   18,850       940,238
Coca-Cola Co. (The).................   34,700     1,401,880
PepsiCo, Inc. ......................   28,400     1,229,152
                                                -----------
                                                  3,571,270
                                                -----------
BIOTECHNOLOGY (0.6%)
Amgen, Inc. (a).....................    4,050       248,306
                                                -----------
CHEMICALS (2.2%)
E.I. du Pont de Nemours & Co. ......   21,500       914,395
                                                -----------
COMPUTERS & PERIPHERALS (5.5%)
Dell Computer Corp. (a).............   14,950       432,205
International Business Machines
 Corp. .............................   22,200     1,884,780
                                                -----------
                                                  2,316,985
                                                -----------
DIVERSIFIED FINANCIALS (8.6%)
Fannie Mae..........................   17,200     1,245,108
Freddie Mac.........................   15,200       880,080
Goldman Sachs Group, Inc. (The).....    4,650       352,935
S&P 500 Index -- SPDR Trust, Series
 1..................................   12,300     1,130,493
                                                -----------
                                                  3,608,616
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (8.0%)
BellSouth Corp. ....................   30,100       767,249
SBC Communications, Inc. ...........   48,600     1,135,296
Verizon Communications, Inc. .......   38,800     1,450,344
                                                -----------
                                                  3,352,889
                                                -----------
HEALTH CARE EQUIPMENT & SUPPLIES (2.5%)
Medtronic, Inc. ....................   22,450     1,071,763
                                                -----------
HOUSEHOLD PRODUCTS (3.9%)
Procter & Gamble Co. (The)..........   18,050     1,621,792
                                                -----------
INDUSTRIAL CONGLOMERATES (3.2%)
3M Co. .............................    7,900       995,716
General Electric Co. ...............   12,150       357,818
                                                -----------
                                                  1,353,534
                                                -----------



                                      SHARES          VALUE
                                      ---------------------
INSURANCE (2.1%)
American International Group,
 Inc. ..............................   15,200   $   880,840
                                                -----------
MEDIA (0.5%)
Walt Disney Co. (The)...............   10,900       203,394
                                                -----------
MULTILINE RETAIL (5.5%)
Wal-Mart Stores, Inc. ..............   41,300     2,326,016
                                                -----------
OIL & GAS (9.5%)
ChevronTexaco Corp. ................   17,750     1,114,877
ConocoPhillips......................   16,850       847,555
ExxonMobil Corp. ...................   58,350     2,053,920
                                                -----------
                                                  4,016,352
                                                -----------
PHARMACEUTICALS (25.1%)
Abbott Laboratories.................   27,000     1,097,010
Bristol-Myers Squibb Co. ...........   40,300     1,029,262
Johnson & Johnson...................   37,300     2,102,228
Lilly (Eli) & Co. ..................   18,400     1,174,288
Merck & Co., Inc. ..................   30,050     1,748,309
Pfizer, Inc. .......................   73,812     2,269,719
Wyeth...............................   26,200     1,140,486
                                                -----------
                                                 10,561,302
                                                -----------
SOFTWARE (0.7%)
Microsoft Corp. ....................   11,600       296,612
                                                -----------
Total Investments
 (Cost $44,354,206) (b).............     99.1%   41,667,915(c)
Cash and Other Assets,
 Less Liabilities...................      0.9       377,050
                                      -------   -----------
Net Assets..........................    100.0%  $42,044,965
                                      =======   ===========

------------
(a) Non-income producing security.
(b) The cost for federal income tax purposes is $44,561,549.
(c) At April 30, 2003 net unrealized depreciation was $2,893,634, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,053,960 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,947,594.

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX-MANAGED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)

ASSETS:
 Investment in securities, at value (identified
   cost $44,354,206)...............................  $41,667,915
 Cash..............................................      316,332
 Receivables:
   Dividends.......................................       64,923
 Other assets......................................       24,253
                                                     -----------
       Total assets................................   42,073,423
                                                     -----------
LIABILITIES:
 Payables:
   Manager.........................................       13,319
   Transfer agent..................................        3,070
 Accrued expenses..................................       12,069
                                                     -----------
       Total liabilities...........................       28,458
                                                     -----------
 Net assets........................................  $42,044,965
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     5,000
   Service Class...................................            0(a)
   L Class.........................................            0(a)
 Additional paid-in capital........................   49,926,741
 Accumulated undistributed net investment
   income..........................................      143,517
 Accumulated net realized loss on investments......   (5,344,002)
 Net unrealized depreciation on investments........   (2,686,291)
                                                     -----------
 Net assets........................................  $42,044,965
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $42,042,515
                                                     ===========
 Shares of capital stock outstanding...............    5,000,025
                                                     ===========
 Net asset value per share outstanding.............  $      8.41
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $     1,268
                                                     ===========
 Shares of capital stock outstanding...............          151
                                                     ===========
 Net asset value per share outstanding.............  $      8.40
                                                     ===========
L Class
 Net assets applicable to outstanding shares.......  $     1,182
                                                     ===========
 Shares of capital stock outstanding...............          141
                                                     ===========
 Net asset value per share outstanding.............  $      8.38
 Maximum sales charge (1.00% of offering price)....         0.08
                                                     -----------
 Maximum offering price per share outstanding......  $      8.46
                                                     ===========

------------
(a) Less than one dollar.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:
 Income:
   Dividends........................................  $   455,810
   Interest.........................................          540
                                                      -----------
       Total income.................................      456,350
                                                      -----------
 Expenses:
   Manager..........................................      142,545
   Amortization of offering costs/organizational
     costs..........................................       61,142
   Professional.....................................       22,148
   Registration.....................................       10,865
   Transfer agent...................................        7,420
   Portfolio pricing................................        3,537
   Directors........................................        3,172
   Shareholder communication........................        2,280
   Custodian........................................        1,756
   Miscellaneous....................................        6,796
                                                      -----------
       Total expenses before
        reimbursement...............................      261,661
   Expense reimbursement from Manager...............      (68,203)
                                                      -----------
       Net expenses.................................      193,458
                                                      -----------
 Net investment income..............................      262,892
                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss on investments...................   (2,252,266)
 Net change in unrealized appreciation on
   investments......................................    2,056,916
                                                      -----------
 Net realized and unrealized loss on investments....     (195,350)
                                                      -----------
 Net increase in net assets resulting from
   operations.......................................  $    67,542
                                                      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

TAX-MANAGED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the period April 19, 2002 through October 31, 2002

                                                                 2003          2002
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $   262,892   $   218,219
    Net realized loss on investments........................   (2,252,266)   (3,091,736)
    Net change in unrealized depreciation on investments....    2,056,916    (4,743,207)
                                                              -----------   -----------
    Net increase (decrease) in net assets resulting from
     operations.............................................       67,542    (7,616,724)
                                                              -----------   -----------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................     (408,504)          --
                                                              -----------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................            2    50,000,250
      Service Class.........................................        1,000           250
      L Class...............................................        1,149           --
                                                              -----------   -----------
      Increase in net assets derived from capital share
       transactions.........................................        2,151    50,000,500
                                                              -----------   -----------
      Net increase (decrease) in net assets.................     (338,811)   42,383,776
NET ASSETS:
  Beginning of period.......................................   42,383,776           --
                                                              -----------   -----------
  End of period.............................................  $42,044,965   $42,383,776
                                                              ===========   ===========
  Accumulated undistributed net investment income at end of
    period..................................................  $   143,517   $   289,129
                                                              ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX-MANAGED EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                       NO-LOAD CLASS                               SERVICE CLASS                    L CLASS
                            -----------------------------------         -----------------------------------   -------------------
                            SIX MONTHS         APRIL 19, 2002*          SIX MONTHS         APRIL 19, 2002*    DECEMBER 30, 2002*
                              ENDED                THROUGH                ENDED                THROUGH              THROUGH
                            APRIL 30,            OCTOBER 31,            APRIL 30,            OCTOBER 31,           APRIL 30,
                              2003**                 2002                 2003**                 2002               2003**
                            ----------         ----------------         ----------         ----------------   -------------------
Net asset value at
  beginning of period.....   $  8.48               $ 10.00               $  8.48               $ 10.00              $  8.21
                             -------               -------               -------               -------              -------
Net investment income.....      0.05(a)               0.04                  0.05(a)               0.03                 0.02(a)
Net realized and
  unrealized gain (loss)
  on investments..........     (0.04)                (1.56)                (0.06)                (1.55)                0.15
                             -------               -------               -------               -------              -------
Total from investment
  operations..............      0.01                 (1.52)                (0.01)                (1.52)                0.17
                             -------               -------               -------               -------              -------
Less dividends:
From net investment
  income..................     (0.08)                  --                  (0.07)                  --                   --
                             -------               -------               -------               -------              -------
Net asset value at end of
  period..................   $  8.41               $  8.48               $  8.40               $  8.48              $  8.38
                             =======               =======               =======               =======              =======
Total investment return
  (b).....................      0.17%               (15.20%)               (0.13%)              (15.20%)               2.07%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income...      1.29%+                0.94%+                1.04%+                0.69%+               0.29%+
  Net expenses............      0.95%+                0.95%+                1.20%+                1.20%+               1.95%+
  Expenses (before
    reimbursement)........      1.28%+                1.39%+                1.53%+                1.64%+               2.28%+
Portfolio turnover rate...        28%                   35%                   28%                   35%                  28%
Net assets at end of
  period (in 000's).......   $42,043               $42,384               $     1               $     0(c)           $     1

------------
 *  Commencement of Operations.
** Unaudited.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.
(c) Less than one thousand dollars.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Value Equity Fund
--------------------------------------------------------------------------------

During the six months ended April 30, 2003, the Federal Reserve eased interest rates, the economy grew at a modest pace, and major U.S. stock market indices advanced. As positive as that may sound, however, geopolitical tensions--specifically, those related to the military buildup in Kuwait and the hostilities in Iraq--left the markets and the economy shrouded in uncertainty for much of the six-month period.

In early November 2002, the Federal Reserve lowered the targeted federal funds rate 50 basis points to 1.25%. Lower interest rates tend to reduce the cost of capital for businesses and may sometimes encourage companies to increase their spending and investment. Yet despite advances in productivity, businesses appeared reticent to hire or spend while facing oil price premiums and other geopolitical concerns. Although real gross domestic product advanced in both the fourth quarter of 2002 and the first quarter of 2003, by the end of April, production and employment figures remained disappointing.

Among large-caps, value stocks generally outperformed growth equities for the six-month period, as measured by the Russell 1000(R) Growth and Value Indices(1) and by the S&P 500/BARRA Growth and Value Indices.(2)

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse Value Equity Fund returned 4.28% for No-Load Class shares and 4.11% for Service Class Shares. No-Load Class shares outperformed and Service Class shares underperformed the 4.12% return of the average Lipper(3) large cap value fund over the same period. Both share classes underperformed the 4.48% return of the S&P 500 Index and the 5.25% return of the Russell 1000 Value Index for the six months ended April 30, 2003.

The Fund's holdings in the consumer staples and telecommunication services sectors were generally weak and may help to explain any underperformance.

FINANCIALS

The Fund's bank holdings showed generally strong performance for the reporting period, with positive contributions from FleetBoston Financial, Washington Mutual, PNC Financial Services Group, and Bank of America. Diversified financials holdings, including Citigroup, Goldman Sachs Group, and Merrill Lynch also contributed positively to the Fund's performance.

The Fund benefited from its holdings in Travelers Property & Casualty. The company saw its price rise more than 20% during the reporting period.(4) Prudential Financial also performed well for the Fund during the same time frame. The price of Allstate shares declined during the reporting period, and the Fund sold its position in Chubb gradually from December through February. Hartford Financial Services Group saw its price rise modestly over the six months ended April 30, 2003.

MATERIALS AND INDUSTRIALS

Among stocks in the materials sector, Air Products & Chemicals was sold in late November. The sale was timely, however, since the stock price later declined. Alcoa and International Paper recorded modest advances, and MeadWestvaco, one of the Fund's largest holdings, saw its stock price rise more than 12% over the reporting period. Smurfit-Stone Container's stock price rose about 8% over the reporting period.


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
1 The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. The S&P 500/BARRA Growth and Value Indices divide the S&P 500 into two groups of roughly equal total market capitalization, based on book-to-price ratios. Stocks in the Growth Index have lower book-to-price ratios, stocks in the Value Index have higher book-to-price ratios. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
4 Unless otherwise indicated, percentages reflect price performance of designated stocks for the period from November 1, 2002, through April 30, 2003. Due to purchases and sales during the reporting period, the performance of Fund shares may differ.

--------------------------------------------------------------------------------

Some of the Fund's holdings in the industrials sector were particularly strong. Two of the Fund's larger holdings, Cooper Industries and Navistar International provided double-digit positive results for the reporting period. Burlington Northern Santa Fe saw its share price rise more than 9% over the reporting period, and American Standard's share price rose more than 6.5%, with the Fund benefiting from profit taking at even higher values along the way. Raytheon shares posted a slight gain, although purchases at much lower prices added value to the Fund's position. The Fund established a new position in Northrop Grumman in March and April, which contributed positively to the Fund's performance for the short time the shares were held in the Fund.

CONSUMER SECTORS

The Fund's consumer staples holdings generally provided negative results during the six months ended April 30, 2003. Kraft Foods suffered from a negative earnings announcement in late January and the company's share price dropped more than 20% during the six-month reporting period. Kimberly-Clark's share price dropped in early December and the Fund sold a portion of its position at a loss. CVS recorded a double-digit decline in the price of its shares, and although Kroger shares declined less, the stock also detracted from the Fund's performance. The Fund sold its Safeway shares at a loss after a negative earnings announcement in April 2003.

The Fund's holdings in the consumer discretionary sector had mixed performance during the reporting period. Delphi, the world's largest maker of auto parts, saw its share price rise more than 20% over the reporting period. The price of General Motors shares rose more than 8%. The Fund purchased shares of Target in March and April, starting near their low point for the reporting period, and the stock made a positive contribution for the short time it was held in the Fund. The Fund sold its position in Sears, Roebuck at a loss early in the reporting period and closed out its position in McDonald's gradually.

INFORMATION TECHNOLOGY AND TELECOMMUNICATION SERVICES

The Fund had mixed results from its holdings in the information technology sector. Advanced Micro Devices' share price rose more than 20%, Intel shares gained more than 6%, and International Business Machines saw its share price rise more than 7% during the reporting period. We sold the Fund's position in Apple Computer in April at a loss. Motorola's share price also declined more than 13% over the six-month period. The Fund sold portions of its position in the stock as it declined.

The Fund's telecommunication services holdings had mixed performance. The Fund benefited by selling shares of ALLTEL at various prices early in the reporting period. BellSouth and Verizon Communications both saw their share prices decline modestly for the reporting period.

OTHER SECTORS

The Fund had positive results from its health care positions, with holdings in Barr Laboratories sold in late February at a substantial gain since the beginning of the reporting period. Pharmaceutical companies Bristol-Myers Squibb and Merck both contributed positively to the Fund's performance. The Fund took profits in shares of Watson Pharmaceuticals at various prices.

The Fund purchased two stocks in the utilities sector that appeared to us to be undervalued. FirstEnergy's shares advanced and Southern's declined slightly over the portion of the reporting period they were held in the Fund. Staggered purchases, however, helped to reduce the negative impact of Southern's shares.

The Fund's energy stocks were mixed, with ChevronTexaco and a new position in Transocean down, and ConocoPhillips, ExxonMobil, and a new position in Sunoco all showing positive results. The Fund also sold its holdings in Unocal in late November 2002.

--------------------------------------------------------------------------------

LOOKING AHEAD

We will continue to seek stocks that we believe are undervalued based on such factors as cash flow, interest coverage, and future earnings potential. We find many economically sensitive stocks to be very attractive at current prices, given the considerable restructuring activity undertaken by companies such as International Paper, Navistar, and Cooper Industries. In addition, many of these companies are operating efficiently despite sluggish economic conditions, which bodes well for their earnings leverage should economic activity rebound. Conversely, we find little value in many segments of the information technology and consumer discretionary sectors. We believe that economic activity will begin to rebound going forward, in response to such stimulative measures as lower interest rates, tax cuts, and ultimately lower oil prices. Whatever the economic climate, we believe that disciplined value investing will continue to present attractive opportunities over the long term, and the Fund will continue to seek maximum long-term total return from a combination of capital growth and income.

RICHARD A. ROSEN
Portfolio Manager
MacKay Shields LLC

                 $10,000 INVESTED IN
ECLIPSE VALUE EQUITY FUND
VERSUS
RUSSELL 1000 VALUE INDEX AND
S&P 500 INDEX



                     NO-LOAD CLASS SHARES
[NO LOAD CLASS SHARES GRAPH]

                                                ECLIPSE VALUE EQUITY FUND   RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                -------------------------   ------------------------          -------------
4/30/93                                                 10000.00                    10000.00                    10000.00
93                                                      11199.00                    10728.00                    10532.00
94                                                      14494.00                    12082.00                    12371.00
95                                                      17741.00                    15693.00                    16109.00
96                                                      21756.00                    19234.00                    20158.00
97                                                      19994.00                    27347.00                    28436.00
98                                                      21837.00                    31200.00                    34642.00
99                                                      24412.00                    29990.00                    38150.00
00                                                      24152.00                    31917.00                    33201.00
01                                                      19075.00                    30670.00                    29009.00
4/30/03                                                 19396.00                    26679.00                    25149.00

                 $10,000 INVESTED IN
ECLIPSE VALUE EQUITY FUND
VERSUS
RUSSELL 1000 VALUE INDEX AND
S&P 500 INDEX



                     SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                ECLIPSE VALUE EQUITY FUND   RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                -------------------------   ------------------------          -------------
4/30/93                                                 10000.00                    10000.00                    10000.00
93                                                      11162.00                    10728.00                    10532.00
94                                                      14435.00                    12082.00                    12371.00
95                                                      17624.00                    15693.00                    16109.00
96                                                      21551.00                    19234.00                    20158.00
97                                                      19762.00                    27347.00                    28436.00
98                                                      21536.00                    31200.00                    34642.00
99                                                      23998.00                    29990.00                    38150.00
00                                                      23666.00                    31917.00                    33201.00
01                                                      18636.00                    30670.00                    29009.00
4/30/03                                                 18949.00                    26679.00                    25149.00

Source: Lipper Inc., 4/30/02

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/93.

                                            TOTAL RETURNS(1)     AVERAGE ANNUAL TOTAL RETURNS(1)
              PERFORMANCE                 AS OF APRIL 30, 2003         AS OF APRIL 30, 2003
-------------------------------------------------------------------------------------------------
                                            SIX-MONTH PERIOD     ONE YEAR   FIVE YEARS   10 YEARS
-------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund No-Load Class           4.28%           -19.29%     -4.09%       6.85%
Eclipse Value Equity Fund Service
 Class(2)                                         4.11            -19.53      -4.34        6.60
Average Lipper large-cap value fund(3)            4.12            -15.66      -2.65        8.16
S&P 500 Index(4)                                  4.48            -13.31      -2.43        9.66
Russell 1000(R) Value Index(5)                    5.25            -13.01      -0.49       10.31

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1993                                                                              14.9
1994                                                                              1.22
Year ended December 31 1995                                                      29.42
1996                                                                             22.41
1997                                                                             22.63
1998                                                                              -8.1
10 months ended October 31 1999                                                   7.91
Year ended October 31 2000                                                       11.31
Year ended October 31 2001                                                       -7.29
Year ended October 31 2002                                                      -16.46
Six months ended April 30 2003                                                    4.28

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1 Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

2 Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

5 The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

COMMON STOCKS (93.4%)+
                                    SHARES        VALUE
                                  ------------------------
AEROSPACE & DEFENSE (3.9%)
Boeing Co. (The)................      27,600   $    752,928
Northrop Grumman Corp. .........      16,400      1,442,380
Raytheon Co. ...................     125,300      3,750,229
                                               ------------
                                                  5,945,537
                                               ------------
AUTO COMPONENTS (1.3%)
Delphi Corp. ...................     238,800      2,005,920
                                               ------------
AUTOMOBILES (1.1%)
General Motors Corp. ...........      45,500      1,640,275
                                               ------------
BANKS (10.4%)
Bank of America Corp. ..........      81,200      6,012,860
FleetBoston Financial Corp. ....      81,316      2,156,500
PNC Financial Services Group,
 Inc. (The).....................      60,000      2,634,000
Washington Mutual, Inc. ........     126,200      4,984,900
                                               ------------
                                                 15,788,260
                                               ------------
BUILDING PRODUCTS (2.6%)
American Standard Cos., Inc.
 (a)............................      56,400      4,015,116
                                               ------------
COMMUNICATIONS EQUIPMENT (0.3%)
Motorola, Inc. .................      60,900        481,719
                                               ------------
COMPUTERS & PERIPHERALS (1.9%)
International Business Machines
 Corp. .........................      33,400      2,835,660
                                               ------------
CONTAINERS & PACKAGING (2.2%)
Smurfit-Stone Container Corp.
 (a)............................     234,400      3,298,008
                                               ------------
DIVERSIFIED FINANCIALS (12.1%)
Citigroup, Inc. ................      93,033      3,651,545
Goldman Sachs Group, Inc.
 (The)..........................      52,000      3,946,800
iShares Russell 1000 Value
 Index..........................     161,500      7,632,490
Merrill Lynch & Co., Inc. ......      78,700      3,230,635
                                               ------------
                                                 18,461,470
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.4%)
ALLTEL Corp. ...................      53,500      2,507,010
BellSouth Corp. ................      84,300      2,148,807
Verizon Communications, Inc. ...      97,600      3,648,288
                                               ------------
                                                  8,304,105
                                               ------------
ELECTRIC UTILITIES (2.0%)
FirstEnergy Corp. ..............      38,700      1,305,351
Southern Co. ...................      58,900      1,713,401
                                               ------------
                                                  3,018,752
                                               ------------
ELECTRICAL EQUIPMENT (3.4%)
Cooper Industries, Ltd.
 Class A........................     141,800      5,260,780
                                               ------------



                                    SHARES        VALUE
                                  ------------------------
ENERGY EQUIPMENT & SERVICES (0.8%)
Transocean, Inc. (a)............      63,100   $  1,202,055
                                               ------------
FOOD & DRUG RETAILING (4.6%)
CVS Corp. ......................     166,300      4,026,123
Kroger Co. (The) (a)............     209,700      2,998,710
                                               ------------
                                                  7,024,833
                                               ------------
FOOD PRODUCTS (1.3%)
Kraft Foods, Inc.
 Class A........................      63,400      1,959,060
                                               ------------
HOUSEHOLD PRODUCTS (0.6%)
Kimberly-Clark Corp. ...........      17,300        861,021
                                               ------------
INSURANCE (8.7%)
Allstate Corp. (The)............      93,200      3,522,028
Hartford Financial Services
 Group, Inc. (The)..............      73,500      2,995,860
Prudential Financial, Inc. .....     149,300      4,773,121
Travelers Property Casualty
 Corp. Class B..................     126,491      2,055,479
                                               ------------
                                                 13,346,488
                                               ------------
MACHINERY (3.7%)
Navistar International Corp.
 (a)............................     200,800      5,602,320
                                               ------------
METALS & MINING (2.8%)
Alcoa, Inc. ....................     184,372      4,227,650
                                               ------------
MULTILINE RETAIL (0.8%)
Target Corp. ...................      37,100      1,240,624
                                               ------------
OIL & GAS (9.7%)
ChevronTexaco Corp. ............      60,821      3,820,167
ConocoPhillips..................     102,100      5,135,630
ExxonMobil Corp. ...............     115,700      4,072,640
Sunoco, Inc. ...................      48,000      1,786,080
                                               ------------
                                                 14,814,517
                                               ------------
PAPER & FOREST PRODUCTS (5.7%)
International Paper Co. ........     132,700      4,744,025
MeadWestvaco Corp. .............     167,164      3,943,399
                                               ------------
                                                  8,687,424
                                               ------------
PHARMACEUTICALS (2.6%)
Bristol-Myers Squibb Co. .......      79,500      2,030,430
Merck & Co., Inc. ..............      34,400      2,001,392
                                               ------------
                                                  4,031,822
                                               ------------
ROAD & RAIL (2.8%)
Burlington Northern Santa Fe
 Corp. .........................     153,700      4,328,192
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)

                                    SHARES        VALUE
                                  ------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.7%)
Advanced Micro Devices, Inc.
 (a)............................     322,000   $  2,395,680
Intel Corp. ....................      91,600      1,685,440
                                               ------------
                                                  4,081,120
                                               ------------
Total Common Stocks
 (Cost $148,116,432)............                142,462,728
                                               ------------
CONVERTIBLE PREFERRED STOCKS (2.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.0%)
Goldman Sachs Group, Inc. (The)
 9.50%, Series SBC..............      58,000      1,418,042
 9.55%, Series SBC..............      30,100        718,367
 10.25%, Series MOT.............     107,400        990,550
                                               ------------
                                                  3,126,959
                                               ------------
Total Convertible Preferred
 Stocks
 (Cost $3,305,922)..............                  3,126,959
                                               ------------
PREFERRED STOCK (1.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
Goldman Sachs Group, Inc. (The)
 7.00%, Series MOT..............     174,400      1,485,714
                                               ------------
Total Preferred Stock
 (Cost $1,360,320)..............                  1,485,714
                                               ------------
               Purchased Call Option (0.1%)
                                    NUMBER
                                      OF
                                  CONTRACTS(d)
                                  ----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Computer Sciences Corp.
 Strike Price @ $35.00
 Expire 9/20/03 (a).............         485        117,612
                                               ------------
Total Purchased Call Option
 (Cost $123,735)................                    117,612
                                               ------------
SHORT-TERM INVESTMENTS (4.4%)

                                  PRINCIPAL
                                    AMOUNT
                                  ----------
COMMERCIAL PAPER (3.3%)
UBS Finance Delaware LLC
 1.36%, due 5/1/03..............  $4,965,000      4,965,000
                                               ------------
Total Commercial Paper
 (Cost $4,965,000)..............                  4,965,000
                                               ------------



                                  PRINCIPAL
                                    AMOUNT        VALUE
                                    -------------------
U.S. GOVERNMENT (1.1%)
United States Treasury Bill
 1.17%, due 8/21/03.............  $1,700,000   $  1,694,030
                                               ------------
Total U.S. Government
 (Cost $1,693,796)..............                  1,694,030
                                               ------------
Total Short-Term Investments
 (Cost $6,658,796)..............                  6,659,030
                                               ------------
Total Investments
 (Cost $159,565,205) (b)........       100.9%   153,852,043(c)
Liabilities in Excess of
 Cash and Other Assets..........        (0.9)    (1,418,046)
                                  ----------   ------------
Net Assets......................       100.0%  $152,433,997
                                  ==========   ============
                Written Call Option (-0.2%)
                                    NUMBER
                                      OF
                                  CONTRACTS(d)
                                  ----------
BUILDING PRODUCTS (-0.2%)
American Standard Cos., Inc.
 Strike Price @ $75.00
 Expire 7/19/03 (a).............        (193)  $    (27,503)
                                               ------------
Total Written Call Option
 (Premium ($41,880))............               $    (27,503)
                                               ============

------------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $161,918,274.
(c) At April 30, 2003 net unrealized depreciation was $8,066,231, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,153,674 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $13,219,905.
(d)  One contract relates to 100 shares.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

VALUE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)

ASSETS:
 Investment in securities, at value (identified
   cost $159,565,205).............................  $153,852,043
 Cash.............................................        22,558
 Receivables:
   Investment securities sold.....................     8,715,986
   Dividends......................................       258,404
   Fund shares sold...............................        20,044
 Other assets.....................................        12,560
                                                    ------------
       Total assets...............................   162,881,595
                                                    ------------
LIABILITIES:
 Written options, at value
   (premium received $41,880) (Note 2(J)).........        27,503
 Payables:
   Investment securities purchased................    10,098,925
   Fund shares redeemed...........................       154,230
   Manager........................................        81,927
   Transfer agent.................................        34,144
   Custodian......................................         3,505
 Accrued expenses.................................        47,364
                                                    ------------
       Total liabilities..........................    10,447,598
                                                    ------------
 Net assets.......................................  $152,433,997
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1
   billion shares authorized
   No-Load Class..................................  $     15,297
   Service Class..................................           466
 Additional paid-in capital.......................   193,792,933
 Accumulated undistributed net investment
   income.........................................       800,173
 Accumulated net realized loss on investments and
   option transactions............................   (36,476,087)
 Net unrealized depreciation on investments and
   written options................................    (5,698,785)
                                                    ------------
 Net assets.......................................  $152,433,997
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $147,934,758
                                                    ============
 Shares of capital stock outstanding..............    15,297,173
                                                    ============
 Net asset value per share outstanding............  $       9.67
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $  4,499,239
                                                    ============
 Shares of capital stock outstanding..............       465,800
                                                    ============
 Net asset value per share outstanding............  $       9.66
                                                    ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:
 Income:
   Dividends................................................  $ 1,635,126
   Interest.................................................       55,417
                                                              -----------
       Total income.........................................    1,690,543
                                                              -----------
 Expenses:
   Manager..................................................      614,158
   Transfer agent...........................................      103,478
   Professional.............................................       36,807
   Registration.............................................       14,369
   Custodian................................................       12,851
   Shareholder communication................................        7,468
   Directors................................................        7,465
   Service..................................................        5,531
   Miscellaneous............................................       10,148
                                                              -----------
       Total expenses before
        reimbursement.......................................      812,275
   Expense reimbursement from Manager.......................     (127,557)
                                                              -----------
       Net expenses.........................................      684,718
                                                              -----------
 Net investment income......................................    1,005,825
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) from:
   Security transactions....................................   (8,347,877)
   Option transactions......................................      231,119
                                                              -----------
 Net realized loss on investments and option transactions...   (8,116,758)
                                                              -----------
 Net change in unrealized appreciation (depreciation) on:
   Security transactions....................................   13,145,715
   Written option transactions..............................      (13,520)
                                                              -----------
 Net unrealized gain on investments and written option
   transactions.............................................   13,132,195
                                                              -----------
 Net realized and unrealized gain on investments and option
   transactions.............................................    5,015,437
                                                              -----------
 Net increase in net assets resulting from operations.......  $ 6,021,262
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the year ended October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  1,005,825   $  1,637,186
    Net realized loss on investments and option
     transactions...........................................    (8,116,758)   (25,128,233)
    Net change in unrealized appreciation (depreciation) on
     investments and written option transactions............    13,132,195     (1,259,304)
                                                              ------------   ------------
    Net increase (decrease) in net assets resulting from
     operations.............................................     6,021,262    (24,750,351)
                                                              ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................    (1,595,726)    (3,627,313)
      Service Class.........................................       (40,231)      (114,666)
    From net realized gain on investments:
      No-Load Class.........................................           --     (13,192,357)
      Service Class.........................................           --        (467,805)
                                                              ------------   ------------
        Total dividends and distributions to shareholders...    (1,635,957)   (17,402,141)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    18,545,927     63,199,165
      Service Class.........................................       705,378        797,968
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................     1,593,669     16,808,141
      Service Class.........................................        40,013        578,759
                                                              ------------   ------------
                                                                20,884,987     81,384,033
    Cost of shares redeemed:
      No-Load Class.........................................   (13,550,012)   (43,166,219)
      Service Class.........................................      (651,951)      (838,179)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................     6,683,024     37,379,635
                                                              ------------   ------------
      Net increase (decrease) in net assets.................    11,068,329     (4,772,857)
NET ASSETS:
  Beginning of period.......................................   141,365,668    146,138,525
                                                              ------------   ------------
  End of period.............................................  $152,433,997   $141,365,668
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $    800,173   $  1,430,305
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                           NO-LOAD CLASS
                                        -----------------------------------------------------------------------------------
                                        SIX MONTHS                                         JANUARY 1        YEAR ENDED
                                          ENDED            YEAR ENDED OCTOBER 31            THROUGH         DECEMBER 31
                                        APRIL 30,    ----------------------------------   OCTOBER 31,   -------------------
                                          2003**       2002         2001         2000        1999*        1998       1997
                                        ----------   --------     --------     --------   -----------   --------   --------
Net asset value at beginning of
 period...............................   $   9.38    $  12.55     $  14.00     $  12.69    $  11.76     $  16.36   $  15.87
                                         --------    --------     --------     --------    --------     --------   --------
Net investment income.................       0.07(c)     0.13(c)      0.16(c)      0.15        0.09         0.18       0.23
Net realized and unrealized gain
 (loss) on investments................       0.33       (1.86)       (1.15)        1.27        0.84        (1.58)      3.31
                                         --------    --------     --------     --------    --------     --------   --------
Total from investment operations......       0.40       (1.73)       (0.99)        1.42        0.93        (1.40)      3.54
                                         --------    --------     --------     --------    --------     --------   --------
Less dividends and distributions:
From net investment income............      (0.11)      (0.31)       (0.15)       (0.11)      (0.00)(a)    (0.18)     (0.23)
From net realized gain on
 investments..........................        --        (1.13)       (0.31)         --          --         (3.02)     (2.82)
                                         --------    --------     --------     --------    --------     --------   --------
Total dividends and distributions.....      (0.11)      (1.44)       (0.46)       (0.11)      (0.00)(a)    (3.20)     (3.05)
                                         --------    --------     --------     --------    --------     --------   --------
Net asset value at end of period......   $   9.67    $   9.38     $  12.55     $  14.00    $  12.69     $  11.76   $  16.36
                                         ========    ========     ========     ========    ========     ========   ========
Total investment return...............       4.28%(b)   (16.46%)     (7.29%)      11.31%       7.91%(b)    (8.10%)    22.63%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income................       1.40%+      1.12%        1.28%        1.12%       0.84%+       1.04%      1.30%
 Net expenses.........................       0.94%+      0.94%        0.94%        0.94%       0.96%+       0.98%      0.93%
 Expenses (before reimbursement)......       1.12%+      1.12%        1.00%        0.94%       0.96%+       0.98%      0.93%
Portfolio turnover rate...............         35%         65%          94%          96%         49%          76%        66%
Net assets at end of period (in
 000's)...............................   $147,935    $137,069     $140,919     $742,924    $741,300     $800,993   $984,220

------------
 * The Fund changed its fiscal year end from December 31 to October 31. ** Unaudited.
 +  Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
(c) Per share data based on average shares outstanding during the period.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                          SERVICE CLASS
       -----------------------------------------------------------------------------------
       SIX MONTHS                                         JANUARY 1        YEAR ENDED
         ENDED            YEAR ENDED OCTOBER 31            THROUGH         DECEMBER 31
       APRIL 30,    ----------------------------------   OCTOBER 31,   -------------------
         2003**       2002         2001         2000        1999*        1998       1997
       ----------   --------     --------     --------   -----------   --------   --------
        $   9.36    $  12.52     $  13.97     $  12.66    $  11.76     $  16.35   $  15.85
        --------    --------     --------     --------    --------     --------   --------
            0.05(c)     0.10(c)      0.14(c)      0.10        0.06         0.14       0.16
            0.33       (1.85)       (1.16)        1.28        0.84        (1.57)      3.32
        --------    --------     --------     --------    --------     --------   --------
            0.38       (1.75)       (1.02)        1.38        0.90        (1.43)      3.48
        --------    --------     --------     --------    --------     --------   --------
           (0.08)      (0.28)       (0.12)       (0.07)      (0.00)(a)    (0.14)     (0.16)
             --        (1.13)       (0.31)         --          --         (3.02)     (2.82)
        --------    --------     --------     --------    --------     --------   --------
           (0.08)      (1.41)       (0.43)       (0.07)      (0.00)(a)    (3.16)     (2.98)
        --------    --------     --------     --------    --------     --------   --------
        $   9.66    $   9.36     $  12.52     $  13.97    $  12.66     $  11.76   $  16.35
        ========    ========     ========     ========    ========     ========   ========
            4.11%(b)   (16.64%)     (7.54%)      11.00%       7.65%(b)    (8.30%)    22.28%
            1.15%+      0.87%        1.03%        0.87%       0.59%+       0.79%      1.05%
            1.19%+      1.19%        1.19%        1.19%       1.21%+       1.23%      1.18%
            1.37%+      1.37%        1.25%        1.19%       1.21%+       1.23%      1.18%
              35%         65%          94%          96%         49%          76%        66%
        $  4,499    $  4,296     $  5,219     $  5,776    $  7,418     $  9,740   $ 11,010

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Bond Fund
--------------------------------------------------------------------------------

During the six months ended April 30, 2003, a number of factors affected the performance of the bond markets. In November 2002, the Federal Reserve lowered the targeted federal funds rate by 50 basis points to a low 1.25%. At the time, the Fed cited uncertainty and heightened geopolitical risks as potential factors inhibiting spending, production, and employment.

A series of corporate scandals in early 2002 had resulted in a general flight to quality, causing high-grade corporate bonds and Treasury securities to outperform high-yield bonds for the first 10 months of 2002. In November 2002, however, high-yield bonds experienced a strong resurgence when yields on most high-grade bonds dropped following the Federal Reserve's easing move. In the first four months of 2003, high-yield bonds strongly outperformed lower-yielding government and high-grade corporate securities.

Amid fierce competition, corporations face limited pricing power and must rely on innovation, ingenuity, and productivity growth to cope with the realities of narrower margins. Although we have seen productivity growth, other side effects of this dynamic include slower hiring and an unwillingness to invest without the confidence that returns will exceed the cost of capital.

During the six months ended April 30, 2003, higher oil prices and heightened geopolitical uncertainty appeared to inhibit corporate spending. While three key economic drivers--business confidence, capital spending, and hiring--have been disappointing, balance sheets appear to be strengthening and the need for debt financing is falling. Stronger balance sheets may lead investors to greater confidence in issuers' ability to service their obligations, but any newfound appetite for credit risk is likely to meet head-on with a dwindling supply of long-term debt.

Treasury securities have continued to trade in a relatively narrow range, as the economy works through what the Federal Reserve has characterized as a "soft spot." In this environment, mortgage-backed securities provided a sizeable yield advantage that allowed them to outperform intermediate-term Treasuries for the six-month reporting period.

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse Bond Fund returned 5.22% for No-Load Class shares and 5.09% for Service Class shares. Both share classes outperformed the 4.82% return of the average Lipper(1) intermediate investment grade debt fund over the same period. Both share classes also outperformed the 4.31% return of the Lehman Brothers Aggregate Bond Index(2) for the six months ended April 30, 2003.

The Fund's outperformance of its benchmark can be attributed to overweighted positions in BBB-rated(3) corporate bonds.

STRATEGIC POSITIONING

After a series of corporate accounting scandals in the opening months of 2002, the market had generally backed away from credit risk. In November 2002, however, the Federal Reserve eased interest rates to exceedingly low levels, and the move gave investors an added incentive to cultivate an appetite for risk.

The Fund had previously emphasized lower-quality bonds, particularly within the utilities and telecommunication services sectors and the media industry group. These bonds had been among the hardest hit after the scan-

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
1 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2 The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers indices: the Government
 Index, the Corporate Index, the Mortgage-Backed Securities Index, and the
  Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3 Debt rated BBB by Standard & Poor's is deemed to exhibit adequate protection parameters. In the opinion of Standard & Poor's, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for bonds in higher rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

--------------------------------------------------------------------------------

dals at Enron, WorldCom, and Qwest. In the closing months of 2002, however, these bonds had reached extremely attractive prices, which led to increased buying interest and strong price performance.

For the first three months of 2003, the Fund continued to benefit from its overweighted position among moderate-quality corporate credits.
Telecommunications, utilities, and cable and media bonds were particularly strong in the first quarter of 2003.

In April, BBB-rated corporate bonds returned 235 basis points more than duration-matched Treasuries. These gains, however, were offset by two unfortunate sector tilts. The Fund underweighted corporate bonds issued by the big-three automobile manufacturers. In our opinion, their bonds had come too far, too fast. Investors appeared to be overlooking overcapacity and pension and health care liabilities, and we preferred to have the Fund assume exposure to the automotive industry through asset-backed securities. The Fund also underweighted agency debentures in April, since we believed they were fully valued and preferred to take credit risk elsewhere. These two sector tilts detracted from the Fund's relative performance in April.

During the six-month reporting period, the Fund also benefited from its position in emerging-market debt, including sovereign credits of Mexico and industrial credits such as CIA Brasileira de Bebida, a Brazilian beverage concern. These issuers are seeking to take advantage of the positive credit momentum that globalization has made available in developing economies.

The Fund continues to underweight Treasury securities, since they have failed to break out of their trading range. In light of this situation, we have increased the Fund's position among mortgage-backed securities to an overweighted position. On balance, we believe that mortgage-backed securities are well positioned to outperform comparable Treasuries, even if mortgage durations, which reflect sensitivity to interest rates, are not moving in an advantageous direction.

LOOKING AHEAD

In our opinion, the rhythm of the bond market is decidedly more upbeat than it was a year ago. Over the past six months, we have successfully used a combination of credit-risk exposure and interest-rate risk exposure to outperform the Fund's benchmark. Although economic signals have been mixed, as of April 30, 2003, we see no reason to abandon this strategy.

No matter what the markets or the economy may bring, the Fund will continue to seek to maximize total return, consistent with liquidity, low risk to principal, and investment in debt securities.

GARY GOODENOUGH
CHRISTOPHER HARMS
Portfolio Managers
MacKay Shields LLC

$10,000 INVESTED IN ECLIPSE BOND FUND VERSUS LEHMAN BROTHERS AGGREGATE BOND
INDEX


                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES GRAPH]

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                     ECLIPSE BOND FUND                        INDEX
                                                                     -----------------            ------------------------------
4/30/93                                                                   10000.00                           10000.00
93                                                                        10135.00                           10085.00
94                                                                        11946.00                           10823.00
95                                                                        12281.00                           11758.00
96                                                                        13333.00                           12591.00
97                                                                        14390.00                           13965.00
98                                                                        14034.00                           14841.00
99                                                                        15567.00                           15028.00
00                                                                        16803.00                           16890.00
01                                                                        17930.00                           18213.00
4/30/03                                                                   18356.00                           20119.00

Source: Lipper Inc., 10/31/02
 THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/93.

$10,000 INVESTED IN ECLIPSE BOND FUND VERSUS LEHMAN BROTHERS AGGREGATE BOND
INDEX

                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES GRAPH]

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                     ECLIPSE BOND FUND                        INDEX
                                                                     -----------------            ------------------------------
4/30/93                                                                   10000.00                           10000.00
93                                                                        10094.00                           10085.00
94                                                                        11866.00                           10823.00
95                                                                        12177.00                           11758.00
96                                                                        13176.00                           12591.00
97                                                                        14195.00                           13965.00
98                                                                        13810.00                           14841.00
99                                                                        15272.00                           15028.00
00                                                                        16468.00                           16890.00
01                                                                        17529.00                           18213.00
4/30/03                                                                   17931.00                           20119.00

                                                         TOTAL RETURNS(1)     AVERAGE ANNUAL TOTAL RETURNS(1)
                     PERFORMANCE                       AS OF APRIL 30, 2003         AS OF APRIL 30, 2003
--------------------------------------------------------------------------------------------------------------
                                                         SIX-MONTH PERIOD     ONE YEAR   FIVE YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund No-Load Class                                5.22%            9.60%       6.23%       6.26%
Eclipse Bond Fund Service Class(2)                             5.09             9.45        5.99        6.01
Average Lipper intermediate investment grade debt
 fund(3)                                                       4.82             9.26        6.49        6.46
Lehman Brothers Aggregate Bond Index(4)                        4.31            10.47        7.58        7.24

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1993                                                                              9.74
1994                                                                             -3.31
Year ended December 31 1995                                                      17.88
1996                                                                               2.8
1997                                                                              8.57
1998                                                                              7.93
10 months ended October 31 1999                                                  -1.61
Year ended October 31 2000                                                        6.21
Year ended October 31 2001                                                       14.06
Year ended October 31 2002                                                        1.73
Six months ended April 30 2003                                                    5.22

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1 Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

2 Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4 The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

LONG-TERM INVESTMENTS (97.2%)+
ASSET-BACKED SECURITIES (4.8%)
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                  -------------------------
AUTO LEASES (1.7%)
BMW Vehicle Owner Trust
 Series 2003-A Class A3
 1.94%, due 2/25/07.............  $  670,000   $    672,834
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05.............   1,625,000      1,644,705
                                               ------------
                                                  2,317,539
                                               ------------
CONSUMER LOANS (0.4%)
Atlantic City Electric
 Transition Funding LLC
 Series 2002-1 Class A4
 5.55%, due 10/20/23............     550,000        564,911
                                               ------------
CREDIT CARD RECEIVABLES (0.3%)
Sears Credit Account
 Master Trust
 Series 1999-3 Class A
 6.45%, due 11/15/05............     370,000        396,743
                                               ------------
DIVERSIFIED FINANCIALS (1.2%)
Consumers Funding LLC
 Series 2001-1 Class A6
 5.76%, due 10/20/16............   1,175,000      1,269,362
Vanderbilt Mortgage Finance
 Series 1999-B Class 1A4
 6.545%, due 4/7/18.............     350,000        369,132
                                               ------------
                                                  1,638,494
                                               ------------
FINANCIAL SERVICES (0.3%)
Capital One Master Trust
 Series 2001-5 Class A
 5.30%, due 6/15/09.............     370,000        395,815
                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (0.9%)
Public Service of New Hampshire
 Funding LLC
 Series 2002-1 Class A
 4.58%, due 2/1/08..............   1,158,583      1,217,706
                                               ------------
Total Asset-Backed Securities
 (Cost $6,268,970)..............                  6,531,208
                                               ------------
CORPORATE BONDS (24.8%)

AUTOMOBILES (0.2%)
Ford Motor Co.
 7.45%, due 7/16/31.............     250,000        222,508
                                               ------------
BANKS (3.0%)
Bank of America Corp.
 5.125%, due 11/15/14...........   1,355,000      1,399,352
BankBoston N.A.
 7.00%, due 9/15/07.............     385,000        441,912
First Tennessee Bank Memphis
 4.625%, due 5/15/13............     925,000        928,302
FleetBoston Financial Corp.
 3.85%, due 2/15/08.............     340,000        345,692
Synovus Financial Corp.
 4.875%, due 2/15/13 (a)........     415,000        418,281


ASSET-BACKED SECURITIES (4.8%)
                                   PRINCIPAL
                                      AMOUNT          VALUE
                                  ------------------------
BANKS (CONTINUED)
Wells Fargo Co.
 5.00%, due 11/15/14............  $  525,000   $    542,365
                                               ------------
                                                  4,075,904
                                               ------------
BUILDING PRODUCTS (0.7%)
Masco Corp.
 6.50%, due 8/15/32.............     550,000        583,699
 6.75%, due 3/15/06.............     355,000        394,291
                                               ------------
                                                    977,990
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (0.6%)
Waste Management, Inc.
 6.375%, due 11/15/12...........     720,000        797,756
                                               ------------
COMPUTERS & PERIPHERALS (1.5%)
International Business Machines
 Corp.
 4.75%, due 11/29/12............   1,070,000      1,101,482
 8.375%, due 11/1/19............     660,000        870,842
                                               ------------
                                                  1,972,324
                                               ------------
CONTAINERS & PACKAGING (0.6%)
Sealed Air Corp.
 8.75%, due 7/1/08 (a)..........     695,000        816,061
                                               ------------
DIVERSIFIED FINANCIALS (4.6%)
Bear Stearns Cos., Inc. (The)
 4.00%, due 1/31/08.............     450,000        462,353
Countrywide Home Loans, Inc.
 5.625%, due 5/15/07............     555,000        601,194
General Motors Acceptance Corp.
 6.875%, due 8/28/12............      95,000         96,609
Goldman Sachs Group, Inc. (The)
 5.25%, due 4/1/13..............     255,000        262,392
Household Finance Corp.
 5.875%, due 2/1/09.............     415,000        449,425
 7.00%, due 5/15/12.............     890,000      1,019,310
John Deere Capital Corp.
 3.90%, due 1/15/08.............   1,100,000      1,122,552
MBNA America Bank N.A.
 6.625%, due 6/15/12............     590,000        643,260
Morgan Stanley Dean Witter & Co.
 3.625%, due 4/1/08.............     520,000        524,207
 5.30%, due 3/1/13..............   1,060,000      1,100,173
                                               ------------
                                                  6,281,475
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.5%)
Citizens Communications Co.
 9.00%, due 8/15/31.............   1,075,000      1,433,065
 9.25%, due 5/15/11.............     520,000        657,242
                                               ------------
                                                  2,090,307
                                               ------------
ELECTRIC UTILITIES (1.3%)
Commonwealth Edison Co.
 5.875%, due 2/1/33.............     185,000        191,615
Consumers Energy Co.
 Series B
 6.20%, due 5/1/03..............     500,000        500,000

------------

+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                      AMOUNT          VALUE
                                  ------------------------
ELECTRIC UTILITIES (CONTINUED)
DTE Energy Co.
 6.375%, due 4/15/33............  $  430,000   $    450,552
 6.45%, due 6/1/06..............     540,000        591,478
                                               ------------
                                                  1,733,645
                                               ------------
ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric Co.
 6.00%, due 8/15/32.............     275,000        290,716
                                               ------------
FOOD & DRUG RETAILING (0.4%)
Fred Meyer, Inc.
 7.375%, due 3/1/05.............     530,000        572,880
                                               ------------
GAS UTILITIES (1.0%)
Kern River Funding Corp.
 4.893%, due 4/30/18 (a)........     680,000        684,950
Kinder Morgan Energy Partners,
 L.P.
 5.35%, due 8/15/07.............     610,000        654,690
                                               ------------
                                                  1,339,640
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (1.5%)
Anthem, Inc.
 6.80%, due 8/1/12..............     580,000        660,436
Columbia/HCA Healthcare Corp.
 8.70%, due 2/10/10.............     650,000        746,742
Quest Diagnostics, Inc.
 7.50%, due 7/12/11.............     560,000        659,229
                                               ------------
                                                  2,066,407
                                               ------------
HOUSEHOLD DURABLES (0.3%)
Mohawk Industries, Inc.
 Series C
 6.50%, due 4/15/07.............     370,000        408,944
                                               ------------
MEDIA (2.4%)
Tele-Communications, Inc.
 9.80%, due 2/1/12..............     850,000      1,096,662
Time Warner Entertainment Co.
 10.15%, due 5/1/12.............   1,629,000      2,166,316
                                               ------------
                                                  3,262,978
                                               ------------
METALS & MINING (0.6%)
BHP Finance USA Ltd.
 4.80%, due 4/15/13.............     740,000        755,338
                                               ------------
MULTILINE RETAIL (1.8%)
Target Corp.
 6.35%, due 11/1/32.............   1,805,000      1,963,371
Wal-Mart Stores, Inc.
 4.55%, due 5/1/13..............     560,000        566,724
                                               ------------
                                                  2,530,095
                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (1.2%)
Public Service Electric & Gas
 Power LLC
 6.875%, due 4/15/06............   1,525,000      1,669,204
                                               ------------
OIL & GAS (0.5%)
Conoco Funding Co.
 6.35%, due 10/15/11............     240,000        271,980
Tosco Corp.
 8.125%, due 2/15/30............     295,000        380,837
                                               ------------
                                                    652,817
                                               ------------


                                   PRINCIPAL
                                      AMOUNT          VALUE
                                  ------------------------
PAPER & FOREST PRODUCTS (0.5%)
Rock-Tenn Co.
 8.20%, due 8/15/11.............  $  525,000   $    617,796
                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31..............     480,000        597,713
                                               ------------
Total Corporate Bonds
 (Cost $31,871,736).............                 33,732,498
                                               ------------
MORTGAGE-BACKED SECURITIES (1.5%)

COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (1.5%)
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A1
 6.15%, due 5/15/35.............     490,518        523,420
Morgan Stanley Capital I
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30............     253,384        273,344
Mortgage Capital Funding, Inc.
 Series 1998-MC3 Class A2
 6.337%, due 11/18/31...........     600,000        674,476
Nationslink Funding Corp.
 Series 1998-2 Class A1
 6.001%, due 8/20/30............     508,445        547,254
                                               ------------
Total Mortgage-Backed Securities
 (Cost $1,977,394)..............                  2,018,494
                                               ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (63.4%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (2.5%)
 4.875%, due 3/15/07............   2,125,000      2,304,820
 5.00%, due 5/15/04.............   1,105,000      1,147,945
                                               ------------
                                                  3,452,765
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (2.3%)
 5.50%, due 2/1/33..............   2,984,832      3,072,532
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.0%)
 7.00%, due 7/15/05 (e).........   1,175,000      1,308,082
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (25.6%)
 4.50%, due 6/17/18 TBA (b).....   2,645,000      2,666,491
 5.00%, due 6/17/18-7/14/33 TBA
   (b)..........................   6,875,000      6,992,568
 5.50%, due 1/1/17-9/1/17 (e)...   7,267,119      7,564,870
 6.00%, due 10/1/29-8/1/32 (e)..   8,166,272      8,517,688
 6.50%, due 6/1/31-10/1/31......   3,059,669      3,196,820
 7.00%, due 2/1/32-4/1/32 (e)...   3,449,696      3,644,850
 7.50%, due 8/1/31..............   1,983,691      2,114,495
                                               ------------
                                                 34,697,782
                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (7.5%)
 6.00%, due 4/15/29-8/15/32.....   5,186,998      5,437,927
 6.50%, due 7/15/28.............     634,123        667,880
 7.00%, due 9/15/31.............   1,338,251      1,420,323
 7.50%, due 12/15/28-8/15/30....   2,521,073      2,696,225
                                               ------------
                                                 10,222,355
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
                                   PRINCIPAL
                                      AMOUNT          VALUE
                                  ------------------------
UNITED STATES TREASURY BONDS (4.2%)
 6.25%, due 8/15/23 (c).........  $2,025,000   $  2,398,359
 6.875%, due 8/15/25 (c)........   2,630,000      3,353,147
                                               ------------
                                                  5,751,506
                                               ------------
UNITED STATES TREASURY NOTES (20.3%)
 3.00%, due 2/15/08 (c).........   1,215,000      1,227,529
 4.375%, due 5/15/07 (c)........   9,665,000     10,370,622
 4.625%, due 5/15/06 (c)........   1,790,000      1,928,095
 5.75%, due 8/15/10 (c).........     865,000        991,709
 5.875%, due 2/15/04 (c)........   7,355,000      7,629,952
 6.00%, due 8/15/09 (c).........   2,150,000      2,488,793
 6.75%, due 5/15/05 (c).........   2,620,000      2,894,283
                                               ------------
                                                 27,530,983
                                               ------------
Total U.S. Government &
 Federal Agencies
 (Cost $83,310,241).............                 86,036,005
                                               ------------
YANKEE BONDS (2.7%)

BANKS (0.7%)
HSBC Holdings PLC
 5.25%, due 12/12/12............     965,000      1,004,000
                                               ------------
BEVERAGES (0.5%)
CIA Brasileira de Bebidas
 10.50%, due 12/15/11...........     580,000        620,600
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Telefonos de Mexico S.A.
 8.25%, due 1/26/06.............      80,000         89,100
                                               ------------
FOREIGN GOVERNMENTS (1.0%)
Province of Quebec
 5.00%, due 7/17/09.............     470,000        505,761
Republic of Chile
 5.50%, due 1/15/13.............     340,000        348,075
United Mexican States
 4.625%, due 10/8/08............      75,000         76,050
 6.625%, due 3/3/15.............     200,000        209,000
 7.50%, due 1/14/12.............     240,000        270,960
                                               ------------
                                                  1,409,846
                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Vodafone Group PLC
 3.95%, due 1/30/08.............     535,000        548,504
                                               ------------
Total Yankee Bonds
 (Cost $3,506,931)..............                  3,672,050
                                               ------------
Total Long-Term Investments
 (Cost $126,935,272)............                131,990,255
                                               ------------
SHORT-TERM INVESTMENTS (22.1%)
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                  ------------------------

COMMERCIAL PAPER (6.2%)
ANZ Delaware, Inc.
 1.25%, due 5/5/03..............  $  820,000   $    819,886
Bryant Park Funding LLC
 1.40%, due 5/5/03 (e)..........   1,249,807      1,249,807
Ing U.S. Funding LLC
 1.21%, due 5/2/03..............     380,000        379,987
National Australia Funding
 Delaware, Inc.
 1.22%, due 5/1/03..............   1,500,000      1,500,000
Rabobank Nederland N.V.
 1.23%, due 5/1/03..............   1,900,000      1,900,000
UBS Finance Delaware LLC
 1.36%, due 5/1/03..............   2,635,000      2,635,000
                                               ------------
Total Commercial Paper
 (Cost $8,484,680)..............                  8,484,680
                                               ------------
                                    SHARES
                                  ----------

INVESTMENT COMPANIES (4.6%)
AIM Institutional Funds
 Group (d)......................      87,279         87,279
Merrill Lynch Premier
 Institutional Fund.............   6,088,578      6,088,578
                                               ------------
Total Investment Companies
 (Cost $6,175,857)..............                  6,175,857
                                               ------------
                                   PRINCIPAL
                                      AMOUNT
                                  ----------

MASTER NOTE (3.6%)
Bank of America LLC
 1.50%, due 5/1/03 (d)..........  $4,900,000      4,900,000
                                               ------------
Total Master Note
 (Cost $4,900,000)..............                  4,900,000
                                               ------------
REPURCHASE AGREEMENTS (7.7%)
Countrywide Securities Corp.
 1.46%, due 5/1/03
 Proceeds at Maturity $5,000,203
 (d)
 (Collateralized by
 $6,776,900 Various Corporate
 Bonds, Commercial Mortgage
 Obligations, Asset-Backed
 Securities, Medium Term Notes
 Market Value $5,127,734).......   5,000,000      5,000,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

SHORT-TERM INVESTMENTS (CONTINUED)
                                   PRINCIPAL
                                      AMOUNT          VALUE
                                  ------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Lehman Brothers Inc.
 1.43%, due 5/1/03
 (Collateralized by
 $657,895 Saybrook Point CBO,
 Ltd.
 8.345%, due 2/25/36
 Market Value $636,842
 $15,411,179 Thornburg Mortgage
 Securities Trust
 4.67%, due 10/21/41
 Market Value $4,973,397).......  $5,500,000   $  5,500,000
                                               ------------
Total Repurchase Agreements
 (Cost $10,500,000).............                 10,500,000
                                               ------------
Total Short-Term Investments
 (Cost $30,060,537).............                 30,060,537
                                               ------------
Total Investments
 (Cost $156,995,809) (f)........      119.3%    162,050,792(g)
Liabilities in Excess of
 Cash and Other Assets..........      (19.3)    (26,236,665)
                                   ---------    -----------
Net Assets......................      100.0%   $135,814,127
                                  ==========   ============

------------
(a) May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) Represents securities out on loan or a portion which is out on loan. (See
    Note 2(N))
(d) Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(e) Segregated or partially segregated as collateral for TBAs.
(f) The cost for federal income tax purposes is $157,130,646.
(g) At April 30, 2003 net unrealized appreciation was $4,920,146, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,058,494 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $138,348.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)

ASSETS:
 Investment in securities, at value (identified
   cost $156,995,809) -- including $16,056,063 of
   securities loaned..............................  $162,050,792
 Cash.............................................           998
 Deposits with brokers for securities loaned......        15,772
 Receivables:
   Investment securities sold.....................     4,879,978
   Interest.......................................     1,470,913
   Fund shares sold...............................        63,061
 Other assets.....................................        12,027
                                                    ------------
       Total assets...............................   168,493,541
                                                    ------------
LIABILITIES:
 Securities lending collateral....................    16,752,858
 Payables:
   Investment securities purchased................    15,308,217
   Fund shares redeemed...........................        73,352
   Manager........................................        65,091
   Transfer agent.................................         5,577
   Custodian......................................         4,251
 Accrued expenses.................................        51,956
 Dividend payable.................................       418,112
                                                    ------------
       Total liabilities..........................    32,679,414
                                                    ------------
 Net assets.......................................  $135,814,127
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $     12,996
   Service Class..................................           635
 Additional paid-in capital.......................   142,871,756
 Accumulated net investment loss..................       (19,613)
 Accumulated net realized loss on investments.....   (12,106,630)
 Net unrealized appreciation on investments.......     5,054,983
                                                    ------------
 Net assets.......................................  $135,814,127
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $129,499,669
                                                    ============
 Shares of capital stock outstanding..............    12,995,531
                                                    ============
 Net asset value per share outstanding............  $       9.96
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $  6,314,458
                                                    ============
 Shares of capital stock outstanding..............       634,950
                                                    ============
 Net asset value per share outstanding............  $       9.94
                                                    ============


STATEMENT OF OPERATIONS
For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:
 Income:
   Interest.........................................  $3,180,257
                                                      ----------
 Expenses:
   Manager..........................................     504,484
   Professional.....................................      37,203
   Transfer agent...................................      17,520
   Registration.....................................      13,597
   Custodian........................................      13,461
   Portfolio pricing................................       7,834
   Service..........................................       7,704
   Directors........................................       7,393
   Shareholder communication........................       7,175
   Miscellaneous....................................       7,445
                                                      ----------
       Total expenses before reimbursement..........     623,816
   Expense reimbursement from Manager...............    (111,628)
                                                      ----------
       Net expenses.................................     512,188
                                                      ----------
 Net investment income..............................   2,668,069
                                                      ----------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments...................   1,103,842
 Net change in unrealized appreciation on
   investments......................................   3,197,433
                                                      ----------
 Net realized and unrealized gain on investments....   4,301,275
                                                      ----------
 Net increase in net assets resulting from
   operations.......................................  $6,969,344
                                                      ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the year ended October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  2,668,069   $  5,463,007
    Net realized gain (loss) on investments.................     1,103,842       (918,572)
    Net change in unrealized appreciation on investments....     3,197,433     (2,545,889)
                                                              ------------   ------------
    Net increase in net assets resulting from operations....     6,969,344      1,998,546
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (2,641,886)    (9,394,597)
      Service Class.........................................      (118,185)      (377,552)
                                                              ------------   ------------
        Total dividends to shareholders.....................    (2,760,071)    (9,772,149)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    10,436,316     34,022,775
      Service Class.........................................     1,473,060      4,117,871
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................     2,238,192      8,871,376
      Service Class.........................................        98,636        339,859
                                                              ------------   ------------
                                                                14,246,204     47,351,881
    Cost of shares redeemed:
      No-Load Class.........................................   (18,013,400)   (20,951,015)
      Service Class.........................................    (1,319,125)    (3,260,860)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (5,086,321)    23,140,006
                                                              ------------   ------------
      Net increase (decrease) in net assets.................      (877,048)    15,366,403
NET ASSETS:
  Beginning of period.......................................   136,691,175    121,324,772
                                                              ------------   ------------
  End of period.............................................  $135,814,127   $136,691,175
                                                              ============   ============
  Accumulated undistributed net investment income (loss) at
    end of period...........................................  $    (19,613)  $     72,389
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                           NO-LOAD CLASS
                                       --------------------------------------------------------------------------------------
                                       SIX MONTHS                                          JANUARY 1          YEAR ENDED
                                          ENDED            YEAR ENDED OCTOBER 31            THROUGH           DECEMBER 31
                                        APRIL 30,    ----------------------------------   OCTOBER 31,     -------------------
                                         2003**        2002       2001           2000        1999*          1998       1997
                                       -----------   --------   --------       --------   -----------     --------   --------
Net asset value at beginning of
 period..............................   $   9.66     $  10.32   $   9.75       $   9.75    $   9.91       $   9.71   $   9.51
                                        --------     --------   --------       --------    --------       --------   --------
Net investment income................       0.19         0.45(c)     0.55(c)(d)     0.57       0.47           0.57       0.61
Net realized and unrealized gain
 (loss) on investments...............       0.31        (0.30)      0.76(d)       (0.01)      (0.63)          0.20       0.20
                                        --------     --------   --------       --------    --------       --------   --------
Total from investment operations.....       0.50         0.15       1.31           0.56       (0.16)          0.77       0.81
                                        --------     --------   --------       --------    --------       --------   --------
Less dividends:
From net investment income...........      (0.20)       (0.81)     (0.74)         (0.56)      (0.00)(b)      (0.57)     (0.61)
                                        --------     --------   --------       --------    --------       --------   --------
Net asset value at end of period.....   $   9.96     $   9.66   $  10.32       $   9.75    $   9.75       $   9.91   $   9.71
                                        ========     ========   ========       ========    ========       ========   ========
Total investment return..............       5.22%(a)     1.73%     14.06%          6.21%      (1.61%)(a)      7.93%      8.57%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income...............       3.98%+       4.62%      5.53%(d)       6.05%       5.55%+         5.57%      6.21%
 Net expenses........................       0.75%+       0.75%      0.75%          0.75%       0.75%+         0.75%      0.75%
 Expenses (before reimbursement).....       0.92%+       0.91%      0.88%          0.83%       0.85%+         0.86%      0.85%
Portfolio turnover rate..............         66%         159%       257%           361%        245%           335%       338%
Net assets at end of period (in
 000's)..............................   $129,500     $130,813   $116,344       $193,466    $174,521       $182,402   $183,846

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
**  Unaudited.
 +  Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Per share data based on average shares outstanding during the period.
(d) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.02)      ($0.02)
Increase net realized and unrealized gains and losses.......    0.02         0.02
Decrease ratio of net investment income.....................   (0.21%)      (0.21%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                        SERVICE CLASS
    -------------------------------------------------------------------------------------
    SIX MONTHS                                          JANUARY 1         YEAR ENDED
      ENDED             YEAR ENDED OCTOBER 31            THROUGH          DECEMBER 31
    APRIL 30,    -----------------------------------   OCTOBER 31,    -------------------
      2003**       2002        2001           2000        1999*         1998       1997
    ----------   --------    --------       --------   -----------    --------   --------
     $   9.64    $  10.28    $   9.70       $   9.69    $   9.88      $   9.68   $   9.49
     --------    --------    --------       --------    --------      --------   --------
         0.18        0.42(c)     0.53(c)(d)     0.55        0.47          0.54       0.59
         0.31       (0.28)       0.76(d)       (0.01)      (0.66)         0.20       0.19
     --------    --------    --------       --------    --------      --------   --------
         0.49        0.14        1.29           0.54       (0.19)         0.74       0.78
     --------    --------    --------       --------    --------      --------   --------
        (0.19)      (0.78)      (0.71)         (0.53)      (0.00)(b)     (0.54)     (0.59)
     --------    --------    --------       --------    --------      --------   --------
     $   9.94    $   9.64    $  10.28       $   9.70    $   9.69      $   9.88   $   9.68
     ========    ========    ========       ========    ========      ========   ========
         5.09%(a)     1.57%     13.87%          5.96%      (1.92%)(a)     7.73%      8.21%
         3.73%+      4.37%       5.28%(d)       5.80%       5.30%+        5.32%      5.96%
         1.00%+      1.00%       1.00%          1.00%       1.00%+        1.00%      1.00%
         1.17%+      1.16%       1.13%          1.08%       1.10%+        1.11%      1.10%
           66%        159%        257%           361%        245%          335%       338%
     $  6,314    $  5,879    $  4,981       $  3,181    $  3,742      $  4,290   $  1,531

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Core Bond Plus Fund
--------------------------------------------------------------------------------

During the six months ended April 30, 2003, a number of factors affected the performance of the bond markets. In November 2002, the Federal Reserve lowered the targeted federal funds rate by 50 basis points to a low 1.25%. At the time, the Fed cited uncertainty and heightened geopolitical risks as potential factors inhibiting spending, production, and employment.

A series of corporate scandals in early 2002 had resulted in a general flight to quality, causing high-grade corporate bonds and Treasury securities to outperform high-yield bonds for the first 10 months of 2002. In November 2002, however, high-yield bonds experienced a strong resurgence when yields on most high-grade bonds dropped following the Federal Reserve's easing move. In the first four months of 2003, high-yield bonds strongly outperformed lower-yielding government and high-grade corporate securities.

Amid fierce competition, corporations face limited pricing power and must rely on innovation, ingenuity, and productivity growth to cope with the realities of narrower margins. Although we have seen productivity growth, other side effects of this dynamic include slower hiring and an unwillingness to invest without the confidence that returns will exceed the cost of capital.

During the six months ended April 30, 2003, higher oil prices and heightened geopolitical uncertainty appeared to inhibit corporate spending. While three key economic drivers--business confidence, capital spending, and hiring--have been disappointing, balance sheets appear to be strengthening and the need for debt financing is falling. Stronger balance sheets may lead investors to greater confidence in issuers' ability to service their obligations, but any newfound appetite for credit risk is likely to meet head-on with a dwindling supply of long-term debt.

Treasury securities have continued to trade in a relatively narrow range, as the economy works through what the Federal Reserve has characterized as a "soft spot." In this environment, mortgage-backed securities provided a sizeable yield advantage that allowed them to outperform intermediate-term Treasuries for the six-month reporting period.

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse Core Bond Plus Fund No-Load Class shares returned 8.21%. The Fund outperformed the 5.40% return of the average Lipper(1) general bond fund over the same period. The Fund also outperformed the 4.31% return of the Lehman Brothers Aggregate Bond Index(2) for the six months ended April 30, 2003.

The Fund's outperformance of its benchmark can be attributed to overweighted positions in moderate- and lower-quality corporate bonds.

STRATEGIC POSITIONING

After a series of corporate accounting scandals in the opening months of 2002, the market had generally backed away from credit risk. In November 2002, however, the Federal Reserve eased interest rates to exceedingly low levels, and the move gave investors an added incentive to cultivate an appetite for risk.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities; these securities may also be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available trading information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2 The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers indices: the Government
  Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

The Fund had previously emphasized lower-quality bonds, particularly within the utilities and telecommunication services sectors and the media industry group. These bonds had been among the hardest hit after the scandals at Enron, WorldCom, and Qwest. In the closing months of 2002, however, these bonds had reached extremely attractive prices, which led to increased buying interest and strong price performance.

In addition to corporates, the Fund also benefited from exposure to U.S. dollar denominated emerging-market sovereign and industrial issues and to non-U.S. dollar denominated G-7 and neighboring sovereign issues.(3) A weak dollar and extremely low U.S. Treasury yields helped increase investor interest in government-bond markets overseas. We also used a large cash position to keep the Fund's duration near that of its benchmark while we emphasized longer-term bonds in the Fund's portfolio.

By the end of 2002, the Fund was overweighted relative to the Lehman Brothers Aggregate Bond Index by 14% in high-yield corporate bonds, by 9% in cash, by 4% in nondollar sovereigns, and by 1% in asset-backed securities. The Fund closed 2002 underweighted relative to the Lehman Brothers Aggregate Bond Index by 4% in investment-grade credits, by 7% in Treasury securities, by 8% in agency debentures, and by 10% in mortgage-backed securities.

For the first four months of 2003, the Fund continued to benefit from its overweighted position among medium- and lower-quality corporate credits. Telecommunications, utilities, and cable and media bonds were particularly strong in the first quarter of 2003.

In April, BBB-rated(4) corporate bonds returned 235 basis points more than duration-matched Treasuries. The Fund's overweighted position in moderate- and lower-quality credits made a strong positive contribution to the Fund's absolute and relative performance for the month.

The Fund continues to underweight Treasury securities, since they have failed to break out of their trading range. In light of this situation, we have increased the Fund's position among mortgage-backed securities. On balance, we believe that mortgage-backed securities are well positioned to outperform comparable Treasuries, even if mortgage durations, which reflect sensitivity to interest rates, are not moving in an advantageous direction.

LOOKING AHEAD

In our opinion, the rhythm of the bond market is decidedly more upbeat than it was a year ago. Over the past six months, we have successfully used a combination of credit-risk exposure and interest-rate risk exposure to outperform the Fund's benchmark. Although economic signals have been mixed, as of April 30, 2003, we see no reason to abandon this strategy.

No matter what the markets or the economy may bring, the Fund will continue to seek to maximize total return, consistent with the preservation of capital.

GARY GOODENOUGH
CHRISTOPHER HARMS
Portfolio Managers
MacKay Shields LLC

--------------------------------------------------------------------------------
3 The Group of Seven (G7) is a forum of seven leading economic powers--Canada, France, Germany, Italy, Japan, the United Kingdom, and the United
  States--that meets to ensure the stability of the international financial system. Russia joined the group in 1998, creating the G8, but financial issues continue to be addressed by the G7.
4 Debt rated BBB by Standard & Poor's is deemed to exhibit adequate protection parameters. In the opinion of Standard & Poor's, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for bonds in higher rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

                                               $10,000 INVESTED IN
ECLIPSE CORE BOND PLUS FUND
VERSUS LEHMAN BROTHERS AGGREGATE BOND INDEX


                              NO-LOAD CLASS SHARES
[CORE BOND PLUS FUND GRAPH]

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                ECLIPSE CORE BOND PLUS FUND                   INDEX
                                                                ---------------------------       ------------------------------
1/2/01                                                                    10000.00                           10000.00
12/01                                                                     10692.00                           10844.00
10/31/02                                                                  11368.00                           11957.00
4/30/03                                                                   11874.00                           12223.00

Source: Lipper Inc., 4/30/03
            THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 1/2/01.

                                               TOTAL RETURNS(1)     AVERAGE ANNUAL TOTAL RETURNS(1)
                PERFORMANCE                  AS OF APRIL 30, 2003         AS OF APRIL 30, 2003
----------------------------------------------------------------------------------------------------
                                               SIX-MONTH PERIOD      ONE YEAR     SINCE INCEPTION(2)
----------------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund No-Load Class            8.21%             10.19%            7.65%
Average Lipper general bond fund(3)                  5.40               7.80             6.48
Lehman Brothers Aggregate Bond Index(4)              4.31              10.47             8.98

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

10 months ended October 31 2001                                                  7.95
Year ended October 31 2002                                                       1.65
Six months ended April 30 2003                                                   8.21

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1 Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

2 The Fund's inception date was 1/2/01.

3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4 The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

LONG-TERM BONDS (95.0%)+
ASSET-BACKED SECURITIES (3.6%)
                                  PRINCIPAL
                                    AMOUNT         VALUE

                                 -------------------------
AIRPLANE LEASES (0.1%)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 2001-1 Class C
 7.626%, due 4/1/10............  $     31,542   $    20,679
                                                -----------
AUTO LEASES (1.1%)
BMW Vehicle Owner Trust
 Class 2003-A Series A3
 1.94%, due 2/25/07............       155,000       155,656
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05............       300,000       303,638
                                                -----------
                                                    459,294
                                                -----------
CONSUMER LOANS (0.3%)
Atlantic City Electric
 Transition Funding LLC
 Series 2002-1 Class A4
 5.55%, due 10/20/23...........       125,000       128,389
                                                -----------
CREDIT CARD RECEIVABLES (0.2%)
Sears Credit Account
 Master Trust
 Series 1999-3 Class A
 6.45%, due 11/15/05...........        90,000        96,505
                                                -----------
DIVERSIFIED FINANCIALS (0.9%)
Consumers Funding LLC
 Series 2001-1 Class A6
 5.76%, due 10/20/15...........       235,000       253,872
Vanderbilt Mortgage Finance
 Series 1999-B Class 1A4
 6.545%, due 4/7/18............       100,000       105,466
                                                -----------
                                                    359,338
                                                -----------
ELECTRIC UTILITIES (0.2%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17.............        15,000        15,356
 Series 1999-B
 9.67%, due 1/2/29.............        55,000        55,158
                                                -----------
                                                     70,514
                                                -----------
FINANCIAL SERVICES (0.2%)
Capital One Master Trust
 Series 2001-5 Class A
 5.30%, due 8/15/06............        90,000        96,279
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
Public Service of New Hampshire
 Funding LLC
 Series 2002-1 Class A
 4.58%, due 2/1/08.............       207,373       217,955

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 -------------------------
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)........  $     60,000   $    47,700
                                                -----------
                                                    265,655
                                                -----------
Total Asset-Backed Securities
 (Cost $1,467,413).............                   1,496,653
                                                -----------
CONVERTIBLE BONDS (0.9%)
COMMUNICATIONS EQUIPMENT (0.4%)
Brocade Communications Systems,
 Inc.
 2.00%, due 1/1/07.............        40,000        32,200
CIENA Corp.
 3.75%, due 2/1/08.............        35,000        27,956
Juniper Networks, Inc.
 4.75%, due 3/15/07............        50,000        45,500
Nortel Networks Corp.
 4.25%, due 9/1/08.............        85,000        71,294
                                                -----------
                                                    176,950
                                                -----------
MEDIA (0.1%)
Cox Communications, Inc.
 0.4259%, due 4/19/20..........        65,000        32,175
                                                -----------
PHARMACEUTICALS (0.2%)
ICN Pharmaceuticals, Inc.
 6.50%, due 7/15/08............        70,000        59,412
                                                -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.2%)
LSI Logic Corp.
 4.00%, due 11/1/06............       105,000        92,531
                                                -----------
Total Convertible Bonds
 (Cost $324,459)...............                     361,068
                                                -----------
CORPORATE BONDS (37.7%)

AEROSPACE & DEFENSE (0.3%)
BE Aerospace, Inc., Series B
 8.00%, due 3/1/08.............        10,000         7,000
 8.875%, due 5/1/11............        30,000        20,850
K&F Industries, Inc.
 Series B
 9.625%, due 12/15/10..........        45,000        48,600
Sequa Corp.
 Series B
 8.875%, due 4/1/08............        40,000        41,800
 9.00%, due 8/1/09.............        25,000        25,812
                                                -----------
                                                    144,062
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE

                                 --------------------------
z
AIRLINES (0.4%)
Delta Air Lines, Inc.
 Series C
 6.65%, due 3/15/04............  $     70,000   $    64,400
 8.30%, due 12/15/29...........        70,000        42,000
Northwest Airlines, Inc.
 8.375%, due 3/15/04...........         5,000         4,100
 8.52%, due 4/7/04.............        35,000        28,700
 9.875%, due 3/15/07...........        35,000        20,650
                                                -----------
                                                    159,850
                                                -----------
wAUTO COMPONENTS (0.2%)
Dana Corp.
 7.00%, due 3/1/29.............        40,000        33,800
Mark IV Industries, Inc.
 7.50%, due 9/1/07.............        70,000        58,100
                                                -----------
                                                     91,900
                                                -----------
AUTOMOBILES (0.1%)
Ford Motor Co.
 7.45%, due 7/16/31............        55,000        48,952
                                                -----------
BANKS (3.0%)
Bank of America Corp.
 5.125%, due 11/15/14..........       320,000       330,474
BankBoston North America
 7.00%, due 9/15/07............       135,000       154,956
First Tennessee Bank
 4.625%, due 5/15/13...........       250,000       250,892
FleetBoston Financial Corp.
 3.85%, due 2/15/08............       160,000       162,679
PNC Funding Corp.
 6.875%, due 7/15/07...........       125,000       140,213
Synovus Financial Corp.
 4.875%, due 2/15/13 (c).......       100,000       100,791
Wells Fargo Co.
 5.00%, due 11/15/14...........       110,000       113,638
                                                -----------
                                                  1,253,643
                                                -----------
BUILDING PRODUCTS (0.9%)
Masco Corp.
 6.50%, due 8/15/32............       335,000       355,526
                                                -----------
CHEMICALS (0.7%)
Equistar Chemicals, L.P.
 7.55%, due 2/15/26............        40,000        32,000
 10.125%, due 9/1/08...........        10,000        10,500
 10.625%, due 5/1/11 (c).......        85,000        89,887
FMC Corp.
 10.25%, due 11/1/09...........        30,000        33,750
Lyondell Chemical Co.
 9.50%, due 12/15/08...........        35,000        35,700
Millennium America, Inc.
 7.625%, due 11/15/26..........        30,000        28,050
Sovereign Specialty
 Chemicals, Inc.
 11.875%, due 3/15/10..........        20,000        19,600

                                    PRINCIPAL
                                       AMOUNT         VALUE


                                 --------------------------
CHEMICALS (CONTINUED)
Terra Capital, Inc.
 12.875%, due 10/15/08.........  $     55,000   $    61,600
                                                -----------
                                                    311,087
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Alderwoods Group, Inc.
 11.00%, due 1/2/07............        42,800        43,228
 12.25%, due 1/2/09............        25,000        25,750
American Color Graphics, Inc.
 12.75%, due 8/1/05............        40,000        40,050
Moore North America
 Finance, Inc.
 7.875%, due 1/15/11 (c).......        35,000        37,275
Protection One Alarm
 Monitoring, Inc.
 7.375%, due 8/15/05...........        40,000        33,000
Waste Management, Inc.
 6.375%, due 11/15/12..........       215,000       238,219
                                                -----------
                                                    417,522
                                                -----------
COMMUNICATIONS EQUIPMENT (0.4%)
Avaya, Inc.
 11.125%, due 4/1/09...........        35,000        38,675
Lucent Technologies, Inc.
 5.50%, due 11/15/08...........        30,000        25,425
 6.45%, due 3/15/29............        95,000        69,825
 7.25%, due 7/15/06............        25,000        23,750
                                                -----------
                                                    157,675
                                                -----------
COMPUTERS & PERIPHERALS (0.4%)
International Business
 Machines Corp.
 4.75%, due 11/29/12...........       160,000       164,708
                                                -----------
CONSTRUCTION & ENGINEERING (0.1%)
URS Corp.
 11.50%, due 9/15/09 (c).......        50,000        50,000
                                                -----------
CONTAINERS & PACKAGING (0.8%)
Owens-Brockway Glass Container,
 Inc.
 7.75%, due 5/15/11 (c)........        45,000        46,575
 8.25%, due 5/15/13 (c)........        15,000        15,525
 8.875%, due 2/15/09...........        30,000        32,175
Owens-Illinois, Inc.
 7.80%, due 5/15/18............        85,000        77,350
Sealed Air Corp.
 8.75%, due 7/1/08 (c).........       130,000       152,645
                                                -----------
                                                    324,270
                                                -----------
DIVERSIFIED FINANCIALS (4.4%)
Bear Stearns Co., Inc.
 4.00%, due 1/31/08............        95,000        97,608
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09...........        64,970        67,569
Cedar Brakes II LLC
 9.875%, due 9/1/13............        71,813        64,631

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE

                                 --------------------------
DIVERSIFIED FINANCIALS (CONTINUED)
Countrywide Home Loans, Inc.
 Series K
 5.625%, due 5/15/07...........  $    130,000   $   140,820
ESI Tractebel Acquisition Corp.
 Series B
 7.99%, due 12/30/11...........        25,000        24,543
General Motors
 Acceptance Corp.
 6.875%, due 8/28/12...........        20,000        20,339
Goldman Sachs
 Group, Inc. (The)
 5.25%, due 4/1/13.............        50,000        51,449
Hollinger Participation Trust
 12.125%, due 11/15/10 (c)(d)..        35,000        37,056
Household Finance Corp.
 7.00%, due 5/15/12............       305,000       349,314
 8.00%, due 7/15/10............       125,000       150,446
IPC Acquisition Corp.
 11.50%, due 12/15/09..........        45,000        46,800
John Deere Capital Corp.
 3.90%, due 1/15/08............       260,000       265,331
MBNA America Bank
 6.625%, due 6/15/12...........       135,000       147,187
Morgan Stanley
 3.625%, due 4/1/08............       110,000       110,890
 5.30%, due 3/1/13.............       250,000       259,475
                                                -----------
                                                  1,833,458
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.6%)
AT&T Corp.
 6.00%, due 11/21/06...........   E    10,000        11,467
Citizens Communications Co.
 9.00%, due 8/15/31............  $    265,000       353,267
 9.25%, due 5/15/11............       110,000       139,032
Intermedia Communications,
 Inc., Series B
 8.875%, due 11/1/07 (e).......        65,000        48,750
 11.25%, due 7/15/07 (e).......        90,000        67,500
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04............       570,000       535,800
Qwest Corp.
 8.875%, due 3/15/12 (c).......       115,000       125,925
Qwest Services Corp.
 13.50%, due 12/15/10 (c)......        41,000        45,510
 14.00%, due 12/15/14 (c)......        55,000        62,700
U.S. West Communications, Inc.
 8.875%, due 6/1/31............         5,000         5,138
WorldCom, Inc.
 8.25%, due 5/15/31 (e)........       420,000       118,650
                                                -----------
                                                  1,513,739
                                                -----------
ELECTRIC UTILITIES (1.4%)
American Electric
 Power Co., Inc.
 Series C
 5.375%, due 3/15/10...........       215,000       224,170

                                    PRINCIPAL
                                       AMOUNT         VALUE


                                 --------------------------
ELECTRIC UTILITIES (CONTINUED)
Commonwealth Edison Co.
 Series 100
 5.875%, due 2/1/33............  $     45,000   $    46,609
Consumers Energy Co.
 6.25%, due 9/15/06............        35,000        38,325
DTE Energy Co.
 6.375%, due 4/15/33...........       100,000       104,779
 6.45%, due 6/1/06.............       100,000       109,533
TECO Energy, Inc.
 7.00%, due 5/1/12.............        50,000        48,500
                                                -----------
                                                    571,916
                                                -----------
ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric Co.
 6.00%, due 8/15/32............        65,000        68,715
                                                -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Fisher Scientific
 International, Inc.
 8.125%, due 5/1/12 (c)........        75,000        80,625
                                                -----------
ENERGY EQUIPMENT & SERVICES (0.3%)
Grant Prideco, Inc.
 Series B
 9.625%, due 12/1/07...........        25,000        27,625
Halliburton Co.
 8.75%, due 2/15/21............        50,000        54,250
Parker Drilling Co.
 Series D
 9.75%, due 11/15/06...........        40,000        41,200
                                                -----------
                                                    123,075
                                                -----------
FOOD & DRUG RETAILING (0.3%)
Fred Meyer, Inc.
 7.375%, due 3/1/05............       125,000       135,113
                                                -----------
FOOD PRODUCTS (0.4%)
Chiquita Brands
 International, Inc.
 10.56%, due 3/15/09...........        45,000        48,656
Dole Food Co., Inc.
 7.875%, due 7/15/13...........        20,000        21,700
Kraft Foods, Inc.
 6.50%, due 11/1/31............        40,000        42,657
Swift & Co.
 10.125%, due 10/1/09 (c)......        30,000        30,750
 12.50%, due 1/1/10 (c)........        15,000        15,150
                                                -----------
                                                    158,913
                                                -----------
GAS UTILITIES (0.9%)
El Paso Energy
 Partners L.P.
 Series B
 8.50%, due 6/1/11.............       100,000       107,750
Kinder Morgan Energy Partners,
 L.P.
 5.35%, due 8/15/07............       140,000       150,257

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE

                                 --------------------------
GAS UTILITIES (CONTINUED)
Southern Natural Gas Co.
 7.35%, due 2/15/31............  $     30,000   $    29,250
 8.875%, due 3/15/10 (c).......        30,000        33,150
Star Gas Partners L.P.
 10.25%, due 2/15/13 (c).......        40,000        40,700
                                                -----------
                                                    361,107
                                                -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
ALARIS Medical Systems, Inc.
 9.75%, due 12/1/06............        60,000        62,100
dj Orthopedics LLC
 12.625%, due 6/15/09..........        55,000        55,550
                                                -----------
                                                    117,650
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (2.9%)
AmeriPath, Inc.
 10.50%, due 4/1/13 (c)........        25,000        26,500
Anthem, Inc.
 6.80%, due 8/1/12.............       130,000       148,029
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95...........       135,000       128,981
 8.36%, due 4/15/24............       100,000       111,365
 8.70%, due 2/10/10............       145,000       166,581
Express Scripts, Inc.
 9.625%, due 6/15/09...........        85,000        93,712
HCA, Inc.
 8.75%, due 9/1/10.............       135,000       157,881
Manor Care, Inc.
 8.00%, due 3/1/08.............       100,000       108,500
Quest Diagnostics, Inc.
 7.50%, due 7/12/11............       130,000       153,035
Service Corp. International
 6.50%, due 3/15/08............        30,000        29,250
 6.875%, due 10/1/07...........        20,000        19,800
 7.70%, due 4/15/09............        35,000        35,700
Tenet Healthcare Corp.
 6.875%, due 11/15/31..........        40,000        36,400
                                                -----------
                                                  1,215,734
                                                -----------
HOTELS, RESTAURANTS & LEISURE (1.5%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07..........        25,000        22,625
Chumash Casino & Resort
 Enterprise
 9.00%, due 7/15/10 (c)........        20,000        21,400
Hilton Hotels Corp.
 7.625%, due 5/15/08...........        70,000        74,900
Jacobs Entertainment Co.
 11.875%, due 2/1/09...........        50,000        52,250
Park Place Entertainment Corp.
 7.00%, due 4/15/13 (c)........        40,000        41,000
 8.125%, due 5/15/11...........        20,000        21,150
 8.875%, due 9/15/08...........        70,000        75,600

                                    PRINCIPAL
                                       AMOUNT         VALUE


                                 --------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Prime Hospitality Corp.
 Series B
 8.375%, due 5/1/12............  $     45,000   $    42,300
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15..........        70,000        68,162
 7.75%, due 11/15/25...........        10,000         9,500
Station Casinos, Inc.
 8.375%, due 2/15/08...........        50,000        53,625
Turning Stone Casino Resort
 Enterprise
 9.125%, due 12/15/10 (c)......        25,000        26,312
Vail Resorts, Inc.
 8.75%, due 5/15/09............        40,000        41,800
Venetian Casino Resort LLC
 11.00%, due 6/15/10...........        35,000        38,412
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09.........        35,000        35,350
                                                -----------
                                                    624,386
                                                -----------
HOUSEHOLD DURABLES (0.7%)
Foamex L.P.
 10.75%, due 4/1/09............        30,000        21,000
Mohawk Industries, Inc.
 Series C
 6.50%, due 4/15/07............       245,000       270,787
                                                -----------
                                                    291,787
                                                -----------
INSURANCE (0.2%)
Americo Life, Inc.
 7.875%, due 5/1/13 (c)........        65,000        64,188
                                                -----------
IT CONSULTING & SERVICES (0.2%)
Unisys Corp.
 6.875%, due 3/15/10...........        25,000        26,375
 7.25%, due 1/15/05............        30,000        31,350
 8.125%, due 6/1/06............        25,000        26,750
                                                -----------
                                                     84,475
                                                -----------
MACHINERY (0.1%)
Cummins, Inc.
 6.45%, due 3/1/05.............        35,000        35,700
Dresser, Inc.
 9.375%, due 4/15/11...........        25,000        25,750
                                                -----------
                                                     61,450
                                                -----------
MEDIA (3.3%)
Adelphia Communications Corp.
 10.25%, due 11/1/06 (e).......        25,000        12,250
 10.25%, due 6/15/11 (e).......        10,000         5,050
Belo (A.H.) Corp.
 8.00%, due 11/1/08............        35,000        41,418
Comcast Cable
 Communications, Inc.
 6.75%, due 1/30/11............        50,000        55,187
 8.125%, due 5/1/04............        15,000        15,857
 8.875%, due 5/1/17............        15,000        18,997

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE

                                 --------------------------
MEDIA (CONTINUED)
Continental Cablevision, Inc.
 8.625%, due 8/15/03...........  $     25,000   $    25,405
 8.875%, due 9/15/05...........        65,000        73,130
Dex Media East LLC
 9.875%, due 11/15/09 (c)......        15,000        17,175
 12.125%, due 11/15/12 (c).....        30,000        35,700
FrontierVision Holdings, L.P.
 11.00%, due 10/15/06 (e)......        55,000        48,950
 11.875%, due 9/15/07 (e)......        10,000         7,200
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09............        60,000        62,100
Hollinger International
 Publishing
 9.00%, due 12/15/10 (c).......        55,000        58,850
Houghton Mifflin Co.
 7.20%, due 3/15/11............        35,000        37,275
 8.25%, due 2/1/11 (c).........        60,000        63,750
 9.875%, due 2/1/13 (c)........        25,000        27,000
Jones Intercable, Inc.
 8.875%, due 4/1/07............        40,000        42,931
Key3Media Group, Inc.
 11.25%, due 6/15/11 (e).......        25,000           125
Liberty Media Corp.
 8.25%, due 2/1/30.............        30,000        34,189
News America, Inc.
 7.25%, due 5/18/18............        40,000        45,437
Paxson Communications Corp.
 (zero coupon), due 1/15/09
 12.25%, beginning 1/15/06.....        75,000        63,000
Tele-Communications, Inc.
 9.80%, due 2/1/12.............        50,000        64,509
Time Warner
 Entertainment Co.
 8.375%, due 3/15/23...........         5,000         6,161
 8.375%, due 7/15/33...........        50,000        63,458
 10.15%, due 5/1/12............       330,000       438,849
UIH Australia/Pacific, Inc.
 Series B
 14.00%, due 5/15/06 (e).......        20,000         1,200
Young Broadcasting, Inc.
 8.50%, due 12/15/08...........        20,000        21,425
Ziff Davis Media, Inc.
 Series B
 13.00%, due 8/12/09...........        20,900        10,032
                                                -----------
                                                  1,396,610
                                                -----------
METALS & MINING (0.4%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06...........        25,000        25,375
Peabody Energy Corp.
 6.875%, due 3/15/13 (c).......        30,000        31,200
UCAR Finance, Inc.
 10.25%, due 2/15/12...........        55,000        51,425

                                    PRINCIPAL
                                       AMOUNT         VALUE


                                 --------------------------
METALS & MINING (CONTINUED)
United States Steel LLC
 10.75%, due 8/1/08............  $     60,000   $    65,100
                                                -----------
                                                    173,100
                                                -----------
MULTILINE RETAIL (1.3%)
Target Corp.
 6.35%, due 11/1/32............       375,000       407,902
Wal-Mart Stores, Inc.
 4.55%, due 5/1/13.............       130,000       131,561
                                                -----------
                                                    539,463
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (2.1%)
AES Corp. (The)
 8.875%, due 2/15/11...........        40,000        38,200
Calpine Corp.
 7.875%, due 4/1/08............        50,000        35,750
Mirant Americas
 Generation LLC
 7.20%, due 10/1/08............        25,000        18,000
 8.50%, due 10/1/21............        15,000         9,825
Northwest Pipeline Corp.
 7.125%, due 12/1/25...........        45,000        43,650
PG&E National Energy
 Group, Inc.
 10.375%, due 5/16/11 (e)......       155,000        82,150
PSE&G Power LLC
 6.875%, due 4/15/06...........       480,000       525,389
Salton Sea Funding Corp.
 Series B
 7.37%, due 5/30/05............         8,521         8,457
Western Resources, Inc.
 6.875%, due 8/1/04............        50,000        52,125
 7.125%, due 8/1/09............        50,000        50,438
                                                -----------
                                                    863,984
                                                -----------
OFFICE ELECTRONICS (0.0%) (B)
Xerox Corp.
 5.50%, due 11/15/03...........        20,000        20,200
                                                -----------
OIL & GAS (1.9%)
ANR Pipeline Co.
 7.00%, due 6/1/25.............        10,000        10,475
 8.875%, due 3/15/10 (c).......        30,000        33,150
 9.625%, due 11/1/21...........        20,000        22,500
Comstock Resources, Inc.
 11.25%, due 5/1/07............        25,000        26,875
Continental Resources, Inc.
 10.25%, due 8/1/08............        20,000        19,800
Encore Acquisition Co.
 8.375%, due 6/15/12...........        30,000        31,950
Ferrellgas Partners L.P.
 8.75%, due 6/15/12............        60,000        64,800
Plains Exploration & Production
 Co., Series B
 8.75%, due 7/1/12.............        30,000        32,100

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE

                                 --------------------------
OIL & GAS (CONTINUED)
Tennessee Gas Pipeline Co.
 7.00%, due 3/15/27............  $      5,000   $     4,975
 8.375%, due 6/15/32...........        65,000        66,950
Tesoro Petroleum Corp.
 8.00%, due 4/15/08 (c)........        40,000        41,400
Texas Gas Transmission Corp.
 7.25%, due 7/15/27............        30,000        29,400
Tosco Corp.
 8.125%, due 2/15/30...........       185,000       238,830
Transcontinental Gas
 Pipe Line Corp.
 Series B
 8.875%, due 7/15/12...........        55,000        60,500
Vintage Petroleum, Inc.
 7.875%, due 5/15/11...........        25,000        25,656
 8.25%, due 5/1/12.............        70,000        74,725
                                                -----------
                                                    784,086
                                                -----------
PAPER & FOREST PRODUCTS (1.0%)
Fort James Corp.
 6.625%, due 9/15/04...........        20,000        20,400
Georgia-Pacific Corp.
 8.25%, due 3/1/23.............        15,000        12,750
 8.875%, due 2/1/10 (c)........        35,000        37,712
 9.375%, due 2/1/13 (c)........        20,000        22,000
 9.625%, due 3/15/22...........        60,000        56,100
 9.875%, due 11/1/21...........        30,000        28,350
Pope & Talbot, Inc.
 8.375%, due 6/1/13............        35,000        32,200
Rock-Tenn Co.
 8.20%, due 8/15/11............       175,000       205,932
                                                -----------
                                                    415,444
                                                -----------
PHARMACEUTICALS (0.2%)
MedPartners, Inc.
 7.375%, due 10/1/06...........       100,000       103,500
                                                -----------
REAL ESTATE (0.6%)
CB Richard Ellis Services, Inc.
 11.25%, due 6/15/11...........        35,000        34,300
Crescent Real Estate
 Equities L.P.
 7.50%, due 9/15/07............        45,000        45,169
 9.25%, due 4/15/09............        25,000        26,531
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11............        45,000        48,887
LNR Property Corp.
 10.50%, due 1/15/09...........        50,000        53,500
Omega Healthcare
 Investors, Inc.
 6.95%, due 8/1/07.............        45,000        38,925
                                                -----------
                                                    247,312
                                                -----------
ROAD & RAIL (0.2%)
Norfolk Southern Corp.
 1.8488%, due 7/7/03 (f).......       100,000       100,046
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         VALUE


                                 --------------------------
SOFTWARE (0.1%)
QuadraMed Corp.
 10.00%, due 4/1/08 (c)(g).....  $         30   $    29,062
                                                -----------
SPECIALTY RETAIL (0.3%)
Gap, Inc. (The)
 5.625%, due 5/1/03............        65,000        65,000
 6.90%, due 9/15/07............        50,000        53,000
                                                -----------
                                                    118,000
                                                -----------
WATER UTILITIES (0.1%)
National Waterworks, Inc.
 10.50%, due 12/1/12 (c).......        35,000        38,150
                                                -----------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31 (c).........        85,000       105,845
TSI Telecommunication
 Services, Inc.
 Series B
 12.75%, due 2/1/09............        25,000        24,500
                                                -----------
                                                    130,345
                                                -----------
Total Corporate Bonds
 (Cost $15,210,686)............                  15,744,828
                                                -----------
FOREIGN BONDS (7.5%)
AUSTRALIA (0.5%)
BHP Finance USA Ltd.
 4.80%, due 4/15/13............       170,000       173,524
Burns Philp Capital Property
 Ltd.
 10.75%, due 2/15/11 (c).......        40,000        43,000
                                                -----------
                                                    216,524
                                                -----------
BRAZIL (0.3%)
CIA Brasileira de Bebidas
 10.50%, due 12/15/11..........       105,000       112,350
                                                -----------
BULGARIA (0.1%)
Republic of Bulgaria
 8.25%, due 1/15/15 (h)........        23,000        25,910
                                                -----------
CANADA (1.1%)
Canadian Government
 5.25%, due 6/1/12 (i).........   CD   55,000        39,324
 5.75%, due 6/1/33.............        50,000        36,806
Conoco Funding Co.
 6.35%, due 10/15/11...........  $    150,000       169,988
Nortel Networks Ltd.
 6.125%, due 2/15/06...........        15,000        14,531
Province of Quebec
 5.00%, due 7/17/09............       100,000       107,609
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 11/15/06....        45,000        36,225

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

FOREIGN BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                 --------------------------
CANADA (CONTINUED)
Sun Media Corp.
 7.625%, due 2/15/13 (c).......  $     40,000   $    42,600
                                                -----------
                                                    447,083
                                                -----------
CHILE (0.1%)
Empresa Nacional de Petroleo
 6.75%, due 11/15/12 (c).......        25,000        26,808
                                                -----------
FRANCE (1.9%)
Crown Euro Holdings S.A.
 9.50%, due 3/1/11 (c).........        60,000        63,900
 10.875%, due 3/1/13 (c).......        25,000        26,938
French Treasury Note
 4.75%, due 7/12/07 (i)........   E   590,000       698,473
                                                -----------
                                                    789,311
                                                -----------
GERMANY (0.6%)
Bundesobligation
 Series 140
 4.50%, due 8/17/07............       210,000       246,875
                                                -----------
MEXICO (0.3%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A. de
 CV
 12.50%, due 6/15/12...........  $     30,000        31,500
Telefonos de Mexico, S.A.
 8.25%, due 1/26/06............        20,000        22,275
United Mexican States
 4.625%, due 10/8/08...........        15,000        15,210
 6.625%, due 3/3/15............        45,000        47,025
                                                -----------
                                                    116,010
                                                -----------
RUSSIA (0.2%)
Russian Federation
 5.00%, due 3/31/30 (h)........        68,000        61,200
VimpelCom
 10.45%, due 4/26/05 (c).......        20,000        21,300
                                                -----------
                                                     82,500
                                                -----------
SINGAPORE (0.2%)
PSA Corp. Ltd.
 7.125%, due 8/1/05 (c)........        80,000        88,934
                                                -----------
SWEDEN (1.5%)
Stena AB
 9.625%, due 12/1/12...........        55,000        60,500
Swedish Government Series 1044
 3.50%, due 4/20/06 (i)........  SK 5,200,000       631,779
                                                -----------
                                                    692,279
                                                -----------
UNITED KINGDOM (0.7%)
HSBC Holdings PLC
 5.25%, due 12/12/12...........  $    145,000       150,860
Marconi Corp. PLC
 8.375%, due 9/15/30 (e).......        40,000        11,200

                                    PRINCIPAL
                                       AMOUNT         VALUE

                                 --------------------------
UNITED KINGDOM (CONTINUED)
Vodafone Group PLC
 3.95%, due 1/30/08............  $    115,000   $   117,903
Xerox Capital (Europe) PLC
 5.875%, due 5/15/04...........        25,000        25,188
                                                -----------
                                                    305,151
                                                -----------
Total Foreign Bonds
 (Cost $2,797,104).............                   3,149,735
                                                -----------
MORTGAGE-BACKED SECURITIES (1.0%)
COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (1.0%)
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A1
 6.15%, due 5/15/35............       100,284       107,010
Morgan Stanley Capital I
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30...........        45,552        49,140
Mortgage Capital Funding, Inc.
 Series 1998-MC3 Class A2
 6.337%, due 11/18/31..........       140,000       157,378
Nationslink Funding Corp.
 Series 1998-2 Class A1
 6.00%, due 8/20/30............       110,815       119,273
                                                -----------
Total Mortgage-Backed
 Securities (Cost $424,189)....                     432,801
                                                -----------
MUNICIPAL BONDS (0.1%)
NEW JERSEY (0.1%)
Tobacco Settlement
 Financing Corp.
 6.00%, due 6/1/37.............         5,000         4,089
 6.75%, due 6/1/39.............        50,000        44,313
                                                -----------
Total Municipal Bonds
 (Cost $46,869)................                      48,402
                                                -----------
U.S. GOVERNMENT & FEDERAL AGENCIES (43.3%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (2.6%)
 3.875%, due 2/15/05...........       800,000       832,193
 4.875%, due 3/15/07...........       195,000       211,501
 5.00%, due 5/15/04............        70,000        72,720
                                                -----------
                                                  1,116,414
                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (MORTGAGE
 PASS-THROUGH SECURITIES) (2.2%)
 5.50%, due 2/1/33.............       895,449       921,759
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE

                                 --------------------------
z
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.8%)
 5.25%, due 1/15/09............  $    555,000   $   610,451
 7.00%, due 7/15/05............        85,000        94,627
 7.125%, due 2/15/05...........        40,000        43,930
                                                -----------
                                                    749,008
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (19.1%)
 4.50%, due 6/17/18 TBA (j)....       585,000       589,753
 5.00%, due 6/17/18-7/14/33 TBA
   (j).........................     2,725,000     2,792,789
 5.50%, due 1/1/17-9/1/17......     1,008,661     1,049,986
 6.00%, due 8/1/17-8/1/32......     1,170,039     1,222,856
 6.50%, due 6/1/31-6/1/32......     1,181,543     1,234,509
 7.00%, due 2/1/32-4/1/32......       646,837       683,430
 7.50%, due 8/1/31.............       377,901       402,819
                                                -----------
                                                  7,976,142
                                                -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (5.2%)
 6.00%, due 2/15/29-8/15/32....     1,086,394     1,138,793
 6.50%, due 5/15/29............       324,573       341,781
 7.00%, due 9/15/31............       304,148       322,801
 7.50%, due 10/15/29...........       360,110       384,729
                                                -----------
                                                  2,188,104
                                                -----------
UNITED STATES TREASURY BONDS (3.3%)
 5.375%, due 2/15/31...........       265,000       289,161
 6.25%, due 8/15/23-5/15/30
   (k).........................       285,000       340,944
 6.875%, due 8/15/25...........       580,000       739,477
                                                -----------
                                                  1,369,582
                                                -----------
UNITED STATES TREASURY NOTES (9.1%)
 3.00%, due 2/15/08............       125,000       126,289
 3.25%, due 5/31/04............       770,000       787,175
 4.375%, due 5/15/07...........       520,000       557,964
 5.25%, due 8/15/03............       540,000       546,455
 5.75%, due 8/15/10............       100,000       114,648
 6.00%, due 8/15/09............       400,000       463,031
 6.75%, due 5/15/05............     1,092,000     1,206,319
                                                -----------
                                                  3,801,881
                                                -----------
Total U.S. Government & Federal
 Agencies
 (Cost $17,604,612)............                  18,122,890
                                                -----------
YANKEE BONDS (0.9%)
COMMUNICATIONS EQUIPMENT (0.0%) (b)
Nortel Networks Corp.
 6.00%, due 9/1/03.............        15,000        15,038
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
Call-Net Enterprises, Inc.
 10.625%, due 12/31/08.........         9,312         7,263
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         VALUE


                                 --------------------------
ENERGY EQUIPMENT & SERVICES (0.1%)
Petroleum Geo-Services ASA
 6.25%, due 11/19/03 (e).......  $     30,000   $    13,950
 7.125%, due 3/30/28 (e).......         5,000         2,225
                                                -----------
                                                     16,175
                                                -----------
INSURANCE (0.0%) (b)
Fairfax Financial Holdings Ltd.
 8.25%, due 10/1/15............        10,000         8,000
                                                -----------
MARINE (0.1%)
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08...........        35,000        24,194
                                                -----------
MEDIA (0.2%)
British Sky Broadcasting Group
 PLC
 7.30%, due 10/15/06...........        45,000        48,600
Rogers Cablesystems Ltd.
 11.00%, due 12/1/15...........        20,000        22,550
United Pan-Europe
 Communications N.V.
 11.25%, due 2/1/10 (e)........       170,000        22,525
                                                -----------
                                                     93,675
                                                -----------
OIL & GAS (0.2%)
YPF Sociedad Anonima
 9.125%, due 2/24/09...........        75,000        77,438
                                                -----------
ROAD & RAIL (0.0%) (b)
Grupo Transportacion
 Ferroviaria Mexicana, S.A. de
 C.V.
 11.75%, due 6/15/09...........        10,000        10,250
                                                -----------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Millicom International
 Cellular S.A.
 13.50%, due 6/1/06............        94,000        73,790
Rogers Cantel, Inc.
 9.75%, due 6/1/16.............        35,000        38,150
Telesystem International
 Wireless, Inc.
 14.00%, due 12/30/03 (l)......           588           576
                                                -----------
                                                    112,516
                                                -----------
Total Yankee Bonds
 (Cost $432,949)...............                     364,549
                                                -----------
Total Long-Term Bonds
 (Cost $38,308,281)............                  39,720,926
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

(B)
                                     SHARES        VALUE
                               -------------------------
z
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
Call-Net Enterprises, Inc.
 (a).........................           447  $       925
                                             -----------
Total Common Stock
 (Cost $134).................                        925
                                             -----------
CONVERTIBLE PREFERRED STOCK (0.0%) (b)
z
ENERGY EQUIPMENT & SERVICES (0.0%) (b)
El Paso Energy Capital Trust
 I
 4.75%.......................           235        6,016
                                             -----------
Total Convertible Preferred
 Stock
 (Cost $7,546)...............                      6,016
                                             -----------
PREFERRED STOCKS (0.2%)
MEDIA (0.0%) (b)
Mediaone Financing Trust III
 9.04%.......................           945       24,334
                                             -----------
REAL ESTATE (0.2%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Series A (c)........            55       77,000
                                             -----------
Total Preferred Stocks
 (Cost $72,163)..............                    101,334
                                             -----------
WARRANTS (0.0%) (b)
MEDIA (0.0%) (b)
Ono Finance PLC
 Expire 2/15/11 (a)(c)(m)....            60            1
                                             -----------
PUBLISHING (0.0%) (b)
Ziff Davis Media, Inc.
 Expire 7/15/10 (a)(c).......         1,210           12
                                             -----------
Total Warrants
 (Cost $2,393)...............                         13
                                             -----------
SHORT-TERM INVESTMENTS (12.8%)
                                PRINCIPAL
                                  AMOUNT
                               ------------
z
COMMERCIAL PAPER (9.0%)
ANZ (Delaware), Inc.
 1.25%, due 5/5/03...........  $    445,000      444,938
HBOS Treasury Services, Inc.
 1.25%, due 5/13/03..........       760,000      759,683
Ing U.S. Funding LLC
 1.21%, due 5/2/03...........     1,300,000    1,299,956
 1.28%, due 5/6/03...........       130,000      129,977
UBS Finance Delaware LLC
 1.36%, due 5/1/03...........     1,140,000    1,140,000
                                             -----------
Total Commercial Paper
 (Cost $3,774,554)...........                  3,774,554
                                             -----------
                                  SHARES        VALUE
                               -------------------------
z
INVESTMENT COMPANY (3.5%)
Merrill Lynch Premier
 Institutional Fund..........     1,441,999  $ 1,441,999
                                             -----------
Total Investment Company
 (Cost $1,441,999)...........                  1,441,999
                                             -----------
SHORT-TERM BONDS (0.3%)
                                PRINCIPAL
                                  AMOUNT
                               ------------
z
ELECTRIC UTILITIES (0.2%)
Consumers Energy Co.
 Series B
 6.20%, due 5/1/03...........  $     91,000       91,000
                                             -----------
INSURANCE (0.1%)
Fairfax Financial Holdings
 Ltd.
 7.75%, due 12/15/03 (n).....        20,000       19,900
                                             -----------
Total Short-Term Bonds
 (Cost $109,852).............                    110,900
                                             -----------
Total Short-Term Investments
 (Cost $5,326,405)...........                  5,327,453
                                             -----------
Total Investments
 (Cost $43,716,922) (o)......         108.0%  45,156,667(p)
Liabilities in Excess of Cash
 and Other Assets............          (8.0)  (3,347,326)
                               ------------   ----------
Net Assets...................         100.0% $41,809,341
                                  =========   ==========

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) May be sold to institutional investors only.
(d) CIK ("Cash in Kind")-interest payment is made with cash or additional securities.
(e) Issue in default.
(f) Floating rate. Rate shown is the rate in effect at April 30, 2003.
(g) 30 Units-Each unit reflects $1,000 principal amount of 10.00% Senior Notes plus 1 warrant to buy common stock.
(h) Eurobond-Bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(i) Partially segregated for foreign currency forward contracts.
(j) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(k) Partially segregated as collateral for TBAs.
(l) PIK ("Payment in Kind")-interest or dividend payment is made with additional securities.
(m) Illiquid security.
(n) Yankee bond.
(o) The cost for federal income tax purposes is $43,727,806.
(p) At April 30, 2003 net unrealized appreciation was $1,428,861, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,945,672 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $516,811.
(q) The following abbreviations are used in the above portfolio:
    CD - Canadian Dollar
    E  - Euro
    SK  - Swedish Krona

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $43,716,922)...............................  $45,156,667
 Cash..............................................        5,507
 Receivables:
   Investment securities sold......................    2,659,766
   Dividends and interest..........................      528,320
   Fund shares sold................................       31,377
 Unrealized appreciation on foreign currency
   forward contracts (Note 2(I))...................        1,840
 Other assets......................................        7,406
                                                     -----------
       Total assets................................   48,390,883
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................    6,329,355
   Manager.........................................        4,923
   Custodian.......................................        4,265
   Fund shares redeemed............................           61
 Accrued expenses..................................       22,794
 Unrealized depreciation on foreign currency
   forward contracts (Note 2(I))...................       62,466
 Dividend payable..................................      157,678
                                                     -----------
       Total liabilities...........................    6,581,542
                                                     -----------
 Net assets........................................  $41,809,341
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     4,022
 Additional paid-in capital........................   40,152,901
 Accumulated net investment loss...................      (85,774)
 Accumulated undistributed net realized gain on
   investments.....................................      479,739
 Accumulated net realized loss on foreign currency
   transactions....................................     (125,191)
 Net unrealized appreciation on investments........    1,439,745
 Net unrealized depreciation on translation of
   other assets and liabilities in foreign
   currencies and foreign currency forward
   contracts.......................................      (56,101)
                                                     -----------
 Net assets........................................  $41,809,341
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $41,809,341
                                                     ===========
 Shares of capital stock outstanding...............    4,022,393
                                                     ===========
 Net asset value per share outstanding.............  $     10.39
                                                     ===========

STATEMENT OF OPERATIONS
For the six months ended April 30, 2003
(Unaudited)


INVESTMENT INCOME:
 Income:
   Interest.........................................  $1,054,731
   Dividends........................................       8,485
                                                      ----------
       Total income.................................   1,063,216
                                                      ----------
 Expenses:
   Manager..........................................     117,418
   Transfer agent...................................      31,432
   Professional.....................................      20,793
   Portfolio pricing................................      19,281
   Custodian........................................      10,272
   Registration.....................................       7,817
   Directors........................................       3,374
   Shareholder communication........................       2,022
   Miscellaneous....................................       7,774
                                                      ----------
       Total expenses before reimbursement..........     220,183
   Expense reimbursement from Manager...............     (83,195)
                                                      ----------
       Net expenses.................................     136,988
                                                      ----------
 Net investment income..............................     926,228
                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions............................     442,271
   Foreign currency transactions....................    (125,191)
                                                      ----------
 Net realized gain on investments and foreign
   currency transactions............................     317,080
                                                      ----------
 Net change in unrealized depreciation on
   investments:
   Security transactions............................   1,940,574
   Translation of other assets and liabilities in
     foreign currencies and foreign currency forward
     contracts......................................     (47,124)
                                                      ----------
 Net unrealized gain on investments and foreign
   currency transactions............................   1,893,450
                                                      ----------
 Net realized and unrealized gain on investments and
   foreign currency transactions....................   2,210,530
                                                      ----------
 Net increase in net assets resulting from
   operations.......................................  $3,136,758
                                                      ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORE BOND PLUS FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the year ended October 31, 2002

                                                                 2003          2002
                                                              -----------   -----------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   926,228   $ 1,594,733
    Net realized gain (loss) on investments and foreign
     currency transactions..................................      317,080       (15,291)
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........    1,893,450      (998,109)
                                                              -----------   -----------
    Net increase in net assets resulting from operations....    3,136,758       581,333
                                                              -----------   -----------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................     (976,469)   (2,333,537)
    From net realized gain on investments and foreign
     currency transactions:
      No-Load Class.........................................           --      (259,464)
                                                              -----------   -----------
        Total dividends and distributions to shareholders...     (976,469)   (2,593,001)
                                                              -----------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    5,655,437    15,060,856
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................      338,349       255,649
                                                              -----------   -----------
                                                                5,993,786    15,316,505
    Cost of shares redeemed:
      No-Load Class.........................................   (2,659,124)   (3,765,737)
                                                              -----------   -----------
      Increase in net assets derived from capital share
       transactions.........................................    3,334,662    11,550,768
                                                              -----------   -----------
      Net increase in net assets............................    5,494,951     9,539,100
NET ASSETS:
  Beginning of period.......................................   36,314,390    26,775,290
                                                              -----------   -----------
  End of period.............................................  $41,809,341   $36,314,390
                                                              ===========   ===========
  Accumulated net investment loss at end of period..........  $   (85,774)  $   (35,533)
                                                              ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                              NO-LOAD CLASS
                                                          ------------------------------------------------------
                                                             SIX MONTHS                         JANUARY 2, 2001*
                                                               ENDED            YEAR ENDED          THROUGH
                                                          APRIL 30, 2003**   OCTOBER 31, 2002   OCTOBER 31, 2001
                                                          ----------------   ----------------   ----------------
Net asset value at beginning of period..................      $  9.84            $ 10.60            $ 10.00
                                                              -------            -------            -------
Net investment income...................................         0.24               0.52               0.49
Net realized and unrealized gain (loss) on
  investments...........................................         0.60              (0.34)              0.30
Net realized and unrealized gain (loss) on foreign
  currency transactions.................................        (0.04)             (0.03)              0.00(a)
                                                              -------            -------            -------
Total from investment operations........................         0.80               0.15               0.79
                                                              -------            -------            -------
Less dividends and distributions:
From net investment income..............................        (0.25)             (0.81)             (0.19)
From net realized gain on investments...................          --               (0.10)               --
                                                              -------            -------            -------
Total dividends and distributions.......................        (0.25)             (0.91)             (0.19)
                                                              -------            -------            -------
Net asset value at end of period........................      $ 10.39            $  9.84            $ 10.60
                                                              =======            =======            =======
Total investment return.................................         8.21%(b)           1.65%              7.95%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.................................         4.73%+             5.32%              5.84%+
  Net expenses..........................................         0.70%+             0.70%              0.70%+
  Expenses (before reimbursement).......................         1.13%+             0.96%              1.02%+
Portfolio turnover rate.................................           58%               148%               205%
Net assets at end of period (in 000's)..................      $41,809            $36,314            $26,775

------------
 *  Commencement of Operations.
** Unaudited.
 +  Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Indexed Bond Fund
--------------------------------------------------------------------------------

For the six months ended April 30, 2003, U.S. bond markets provided investors with positive returns. In early November, the Federal Reserve lowered the targeted federal funds rate by 50 basis points to a low 1.25%. After that, the Fed allowed interest rates to vary with natural market forces.

According to the Federal Reserve, higher oil prices and other aspects of geopolitical risks may have been a contributing factor in the lack of corporate spending and hiring during the six-month period. As geopolitical tensions eased, however, oil prices declined, consumer confidence increased, and debt and equity markets both strengthened.

During the period, the U.S. economy continued to progress, with gross domestic product increasing by a seasonally adjusted annual rate of 1.4% in the fourth quarter of 2002 and, according to preliminary estimates by the Bureau of Economic Analysis, growing 1.9% in the first quarter of 2003.

Corporate bonds returned 9.37% over the six-month period, with securities rated BBB(1) leading the way with a return of 12.98%. This strong performance was followed by a 7.61% return for A-rated bonds, 4.85% for AA-rated issues, and 4.66% for AAA-rated bonds(2) over the same period.(3) These figures represent a distinct reversal from the year ended October 31, 2002, when BBB-rated bonds underperformed higher-quality corporate bonds and other investment-grade asset classes.

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse Indexed Bond Fund returned 3.82% for No-Load Class shares and 3.69% for Service Class shares. Both share classes outperformed the 2.62% return of the average Lipper(4) general U.S. government fund over the same period. Both share classes underperformed the 4.41% return of the Citigroup Broad Investment Grade Bond Index.(5)

As of April 30, 2003, Morningstar(6) rated No-Load Class shares of Eclipse Indexed Bond Fund four stars overall out of 547 intermediate-term bond funds. The Fund's No-Load Class shares were rated four stars out of 547 intermediate-term bond funds for the three-year period then ended, four stars out of 439 intermediate-term bond funds for the five-year period then ended, and four stars out of 172 intermediate-term bond funds for the 10-year period ended April 30, 2003.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objective may, in some cases, involve seeking to outperform an index or other benchmark.
1 Debt rated BBB by Standard & Poor's is deemed to exhibit adequate protection parameters. In the opinion of Standard & Poor's, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for bonds in higher rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
2 Debt rated AAA has the highest rating assigned by Standard & Poor's. According to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor's differs from the highest-rated issues only in small degree. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard and Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. In Standard & Poor's opinion, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3 Source: Citigroup Total Rate-of-Return Indexes, April 2003 Performance Report. 4 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
5 The Citigroup Broad Investment Grade (BIG) Bond Index--the Citigroup BIG Bond
  Index--is an unmanaged index that is considered representative of the U.S. bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index. The Citigroup BIG
  Bond Index was formerly known as the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index.
6 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

STRATEGIC POSITIONING

The Fund invests in a selected group of securities that, in the aggregate, are expected to mirror the performance of the Citigroup BIG Bond Index. Since the Fund does not hold all of the securities in the Index, the Fund's security selections will directly affect how closely it tracks the performance of the Index.

One indexing strategy that the Fund utilizes is diversification among issuers in the corporate sector. Given the asymmetric return profile for investment-grade corporates, which typically carry more downside risk than upside potential, any significantly overweighted issuer positions versus the Citigroup BIG Bond Index might, in worst-case scenarios, translate into significant relative underperformance. For this reason, the Fund strives to minimize overweighted positions among riskier credits--notably BBB issues. This strategy contributed to a modestly underweighted BBB position during the reporting period, which detracted from the Fund's performance when BBB-rated securities outperformed.

During the reporting period, U.S. Treasury securities returned 3.06% spurred on by Federal Reserve easing and the high quality investors may seek in a period marred by international terrorism, a war in Iraq, and other geopolitical risks. Agency securities returned 3.39% and mortgage-backed securities rose 2.29% during the six-month period. Mortgage-backed securities were negatively impacted by their short duration relative to other asset classes while Treasury securities rallied.

LOOKING AHEAD

The Fund does not invest based on economic forecasts, but simply seeks to track the overall performance of the Citigroup BIG Bond Index. The recent strong performance of lower-quality bonds may indicate that the market anticipates improving economic conditions, or it may simply reflect the pursuit of higher yields in a period of low interest rates.

In any event, the Fund's investment strategy does not depend on market trends or investor psychology. Whatever the economy or the markets may bring, the Fund will continue to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Citigroup BIG Bond Index.

PAUL CUNNINGHAM
ERIC GREENMAN
Portfolio Managers
New York Life Investment Management LLC

                 $10,000 INVESTED IN
ECLIPSE INDEXED BOND FUND VERSUS
CITIGROUP BIG BOND INDEX


                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                 ECLIPSE INDEXED BOND FUND           CITIGROUP BIG BOND INDEX
                                                                 -------------------------           ------------------------
4/30/93                                                                   10000.00                           10000.00
94                                                                        10097.00                           10099.00
95                                                                        11921.00                           10831.00
96                                                                        12225.00                           11758.00
97                                                                        13327.00                           12604.00
98                                                                        14421.00                           13988.00
99                                                                        14107.00                           14870.00
00                                                                        15744.00                           15044.00
01                                                                        16927.00                           16905.00
02                                                                        18624.00                           18232.00
4/30/03                                                                   18996.00                           20137.00


Source: Bloomberg, 4/30/03

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/93.

                 $10,000 INVESTED IN
ECLIPSE INDEXED BOND FUND VERSUS
CITIGROUP BIG BOND INDEX



                     SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                                 ECLIPSE INDEXED BOND FUND           CITIGROUP BIG BOND INDEX
                                                                 -------------------------           ------------------------
4/30/93                                                                   10000.00                           10000.00
94                                                                        10056.00                           10099.00
95                                                                        11863.00                           10831.00
96                                                                        12140.00                           11758.00
97                                                                        13202.00                           12604.00
98                                                                        14240.00                           13988.00
99                                                                        13904.00                           14870.00
00                                                                        15469.00                           15044.00
01                                                                        16604.00                           16905.00
02                                                                        18223.00                           18232.00
4/30/03                                                                   18555.00                           20137.00

                                                TOTAL RETURNS(1)     AVERAGE ANNUAL TOTAL RETURNS(1)
                PERFORMANCE                   AS OF APRIL 30, 2003         AS OF APRIL 30, 2003
-----------------------------------------------------------------------------------------------------
                                              SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund No-Load Class               3.82%           10.41%       6.93%       6.63%
Eclipse Indexed Bond Fund Service Class(2)            3.69            10.04        6.65        6.38
Average Lipper general U.S. government
 fund(3)                                              2.62             9.03        6.45        6.16
Citigroup BIG Bond Index(4)                           4.41            10.45        7.56        7.25

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1993                                                                              9.64
1994                                                                             -3.44
Year ended December 31 1995                                                      18.07
1996                                                                              2.55
1997                                                                              9.01
1998                                                                              8.21
10 months ended October 31 1999                                                  -1.56
Year ended October 31 2000                                                        7.27
Year ended October 31 2001                                                       13.44
Year ended October 31 2002                                                        5.92
Six months ended April 30 2003                                                    3.82

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1 Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

2 Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4 The Citigroup Broad Investment Grade (BIG) Bond Index--the Citigroup BIG Bond
  Index--is an unmanaged index that is considered representative of the U.S. bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index. The Citigroup BIG Bond Index was formerly known as the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

LONG-TERM INVESTMENTS (91.5%)+
ASSET-BACKED SECURITY (0.7%)
                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     -----------------------
CREDIT CARD RECEIVABLES (0.7%)
MBNA Credit Card
 Master Note Trust
 Series 2002-A1 Class A1
 4.95%, due 1/15/07................  $1,000,000   $  1,079,851
                                                  ------------
Total Asset-Backed Security
 (Cost $1,007,587).................                  1,079,851
                                                  ------------
CORPORATE BONDS (20.6%)
AEROSPACE & DEFENSE (0.9%)
Boeing Capital Corp.
 6.50%, due 2/15/12................     250,000        268,893
Honeywell International, Inc.
 7.50%, due 3/1/10.................     100,000        120,780
Litton Industries, Inc.
 8.00%, due 10/15/09...............     100,000        121,364
Lockheed Martin Corp.
 7.25%, due 5/15/06................     250,000        283,056
Northrop Grumman Corp.
 7.125%, due 2/15/11...............     100,000        117,108
Raytheon Co.
 6.75%, due 8/15/07................     150,000        166,859
United Technologies Corp.
 6.35%, due 3/1/11.................     250,000        286,174
                                                  ------------
                                                     1,364,234
                                                  ------------
AUTOMOBILES (0.4%)
DaimlerChrysler NA
 >Holdings Corp.
 6.40%, due 5/15/06................     250,000        273,147
 7.20%, due 9/1/09.................     250,000        283,591
                                                  ------------
                                                       556,738
                                                  ------------
BANKS (2.7%)
ABN-Amro Bank N.V.
 Chicago Branch
 7.55%, due 6/28/06................     403,000        458,737
Bank of America Corp.
 7.40%, due 1/15/11................     500,000        600,244
Bank One Corp.
 5.90%, due 11/15/11...............     250,000        274,289
 6.875%, due 8/1/06................     250,000        282,938
Capital One Bank
 6.875%, due 2/1/06................     100,000        106,220
Fleet National Bank
 5.75%, due 1/15/09................     250,000        274,279
International Bank for
 Reconstruction & Development
 Series C
 (zero coupon), due 3/11/31........     504,000         96,032
JP Morgan Chase & Co.
 6.75%, due 2/1/11.................     500,000        569,366
Key Bank of North America
 5.00%, due 7/17/07................     100,000        106,988

                                      PRINCIPAL
                                         AMOUNT          VALUE
                                     -----------------------

BANKS (CONTINUED)
U.S. Bank of North America
 6.375%, due 8/1/11................  $  250,000   $    285,598
Union Bank of Switzerland
 New York
 7.25%, due 7/15/06................     250,000        284,441
Wachovia Bank N.A.
 4.85%, due 7/30/07................     250,000        267,129
Washington Mutual
 Financial Corp.
 6.875%, due 5/15/11...............     100,000        115,192
Wells Fargo Bank N.A.
 6.45%, due 2/1/11.................     500,000        573,703
                                                  ------------
                                                     4,295,156
                                                  ------------
BEVERAGES (0.4%)
Anheuser-Busch Cos., Inc.
 5.95%, due 1/15/33................     250,000        266,346
Coca-Cola Enterprises, Inc.
 8.50%, due 2/1/22.................     252,000        330,128
                                                  ------------
                                                       596,474
                                                  ------------
CHEMICALS (0.3%)
Dow Chemical Co. (The)
 6.00%, due 10/1/12................     100,000        106,192
E.I. du Pont de Nemours & Co.
 8.125%, due 3/15/04...............     403,000        426,195
                                                  ------------
                                                       532,387
                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
Cendant Corp.
 6.25%, due 1/15/08................     100,000        106,809
Hertz Corp. (The)
 7.00%, due 7/15/03................     353,000        355,784
WMX Technologies, Inc.
 7.00%, due 10/15/06...............     100,000        111,077
                                                  ------------
                                                       573,670
                                                  ------------
COMMUNICATIONS EQUIPMENT (0.1%)
Motorola, Inc.
 7.60%, due 1/1/07.................     100,000        109,500
                                                  ------------
COMPUTERS & PERIPHERALS (0.2%)
International Business
 Machines Corp.
 4.25%, due 9/15/09................     250,000        260,346
                                                  ------------
DIVERSIFIED FINANCIALS (5.5%)
Bear Stearns Cos., Inc. (The)
 5.70%, due 1/15/07................     250,000        273,067
CIT Group, Inc.
 7.75%, due 4/2/12.................     250,000        289,896
CitiFinancial Credit Co.
 8.70%, due 6/15/10................     227,000        287,429
Citigroup, Inc.
 5.00%, due 3/6/07.................     250,000        268,809

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                      PRINCIPAL
                                         AMOUNT          VALUE
                                     -----------------------
DIVERSIFIED FINANCIALS (CONTINUED)
Countrywide Home Loans, Inc.
 5.625%, due 5/15/07...............  $  100,000   $    108,323
Credit Suisse First Boston
 USA, Inc.
 6.50%, due 1/15/12................     250,000        277,754
EOP Operating LP
 7.75%, due 11/15/07...............     175,000        202,544
Ford Motor Credit Co.
 6.50%, due 1/25/07................     250,000        255,548
 7.25%, due 10/25/11...............     250,000        250,625
 7.875%, due 6/15/10...............     504,000        521,872
General Electric Capital Corp.
 5.00%, due 6/15/07................     250,000        269,193
 6.00%, due 6/15/12................     750,000        827,602
 6.125%, due 9/15/06...............     250,000        259,472
 6.875%, due 8/28/12...............     250,000        254,234
 8.00%, due 11/1/31................     250,000        260,384
Goldman Sachs Group, Inc. (The)
 5.70%, due 9/1/12.................     250,000        266,274
 6.875%, due 1/15/11...............     250,000        287,440
Household Finance Corp.
 5.75%, due 1/30/07................     250,000        271,658
 6.375%, due 10/15/11..............     250,000        273,813
John Deere Capital Corp.
 7.00%, due 3/15/12................     250,000        290,474
Lehman Brothers Holdings, Inc.
 6.625%, due 2/5/06................     250,000        277,571
 7.00%, due 2/1/08.................     250,000        287,185
MBNA America Bank N.A.
 5.375%, due 1/15/08...............     100,000        105,073
Mellon Funding Corp.
 5.00%, due 12/1/14................     250,000        259,944
Merrill Lynch & Co., Inc.
 6.00%, due 2/17/09................     250,000        276,558
Morgan Stanley Dean Witter
 6.10%, due 4/15/06................     250,000        274,269
 6.60%, due 4/1/12.................     250,000        283,016
National Rural Utilities
 Cooperative Finance Corp.
 5.75%, due 8/28/09................     250,000        271,233
Salomon, Smith Barney
 Holdings, Inc.
 6.875%, due 6/15/05...............     504,000        552,610
SLM Corp.
 3.625%, due 3/17/08...............     100,000        100,748
                                                  ------------
                                                     8,684,618
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
ALLTEL Corp.
 7.00%, due 7/1/12.................     250,000        295,637
AT&T Corp.
 7.00%, due 11/15/06...............     250,000        268,085
BellSouth Corp.
 6.00%, due 10/15/11...............     250,000        277,803
Citizens Communications Co.
 7.625%, due 8/15/08...............     100,000        116,836

                                      PRINCIPAL
                                         AMOUNT          VALUE
                                     -----------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
SBC Communications, Inc.
 6.25%, due 3/15/11................  $  250,000   $    278,892
Sprint Capital Corp.
 8.375%, due 3/15/12...............     250,000        278,125
Verizon Global Funding Corp.
 6.125%, due 6/15/07...............     250,000        278,378
 7.75%, due 12/1/30................     250,000        308,691
                                                  ------------
                                                     2,102,447
                                                  ------------
ELECTRIC UTILITIES (0.5%)
Constellation Energy Group, Inc.
 6.125%, due 9/1/09................     100,000        110,493
Dominion Resources, Inc., Series B
 6.25%, due 6/30/12................     100,000        110,179
Exelon Corp.
 6.75%, due 5/1/11.................     100,000        112,756
FirstEnergy Corp., Series B
 6.45%, due 11/15/11...............     100,000        108,105
Progress Energy, Inc.
 6.75%, due 3/1/06.................     270,000        297,820
Texas Utilities Electric Co.
 8.25%, due 4/1/04.................     100,000        105,453
                                                  ------------
                                                       844,806
                                                  ------------
FINANCIAL SERVICES (0.2%)
AIG Sunamerica Global Financing VI
 6.30%, due 5/10/11 (a)............     250,000        281,289
                                                  ------------
FOOD & DRUG RETAILING (0.4%)
Albertson's, Inc.
 7.50%, due 2/15/11................     100,000        116,604
Kroger Co. (The)
 7.625%, due 9/15/06...............     175,000        198,118
Pepsi Bottling Holdings, Inc.
 5.625%, due 2/17/09 (a)...........     250,000        277,180
Safeway, Inc.
 5.80%, due 8/15/12................     100,000        105,417
                                                  ------------
                                                       697,319
                                                  ------------
FOOD PRODUCTS (0.9%)
Archer-Daniels-Midland Co.
 8.125%, due 6/1/12................     250,000        314,964
ConAgra Foods, Inc.
 6.00%, due 9/15/06................     100,000        109,358
General Mills, Inc.
 5.125%, due 2/15/07...............     100,000        107,704
Kellogg Co.
 Series B
 6.00%, due 4/1/06.................     100,000        109,856
Kraft Foods, Inc.
 6.25%, due 6/1/12.................     250,000        272,368
Tyson Foods, Inc.
 7.25%, due 10/1/06................     140,000        152,101
Unilever Capital Corp.
 6.875%, due 11/1/05...............     285,000        316,723
                                                  ------------
                                                     1,383,074
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                      PRINCIPAL
                                         AMOUNT          VALUE
                                     -----------------------
GAS UTILITIES (0.1%)
Kinder Morgan Energy
 Partners, L.P.
 5.35%, due 8/15/07................  $  100,000   $    107,326
 6.75%, due 3/15/11................     100,000        113,727
                                                  ------------
                                                       221,053
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (0.1%)
HCA, Inc.
 7.125%, due 6/1/06................     100,000        107,505
Tenet Healthcare Corp.
 5.00%, due 7/1/07.................     100,000         95,000
                                                  ------------
                                                       202,505
                                                  ------------
HOUSEHOLD PRODUCTS (0.2%)
Procter & Gamble Co. (The)
 6.875%, due 9/15/09...............     250,000        297,071
                                                  ------------
INDUSTRIAL CONGLOMERATES (0.2%)
Textron, Inc.
 6.375%, due 7/15/04...............     504,000        522,847
                                                  ------------
INSURANCE (0.5%)
Aetna, Inc.
 7.625%, due 8/15/26...............     254,000        302,395
Allstate Corp. (The)
 7.20%, due 12/1/09................     100,000        116,600
Hartford Financial Services Group,
 Inc. (The)
 7.90%, due 6/15/10................     100,000        117,728
MetLife, Inc.
 6.125%, due 12/1/11...............     100,000        110,462
SAFECO Corp.
 4.20%, due 2/1/08.................     100,000        100,892
                                                  ------------
                                                       748,077
                                                  ------------
MACHINERY (0.2%)
Caterpillar, Inc.
 9.00%, due 4/15/06................     252,000        296,747
                                                  ------------
MEDIA (1.2%)
AOL Time Warner, Inc.
 5.625%, due 5/1/05................     250,000        263,315
Clear Channel
 Communications, Inc.
 6.00%, due 11/1/06................     100,000        108,157
Comcast Cable
 Communications, Inc.
 6.375%, due 1/30/06...............     100,000        108,393
 7.125%, due 6/15/13...............     250,000        283,494
Cox Communications, Inc.
 7.75%, due 8/15/06................     100,000        113,810
News America, Inc.
 7.25%, due 5/18/18................     100,000        113,591
Time Warner, Inc.
 6.625%, due 5/15/29...............     250,000        246,849
Viacom, Inc.
 5.625%, due 8/15/12...............     250,000        270,530

                                      PRINCIPAL
                                         AMOUNT          VALUE
                                     -----------------------

MEDIA (CONTINUED)
Walt Disney Co. (The)
 Series B
 6.75%, due 3/30/06................  $  302,000   $    331,250
                                                  ------------
                                                     1,839,389
                                                  ------------
METALS & MINING (0.2%)
Alcoa, Inc.
 6.00%, due 1/15/12................     250,000        275,583
                                                  ------------
MULTILINE RETAIL (0.6%)
Federated Department
 Stores, Inc.
 6.625%, due 9/1/08................     100,000        111,155
Sears Roebuck Acceptance Corp.
 6.70%, due 4/15/12................     250,000        264,308
Target Corp.
 5.875%, due 3/1/12................     250,000        272,821
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09...............     250,000        296,039
                                                  ------------
                                                       944,323
                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.2%)
Duke Capital Corp.
 Series A
 6.25%, due 7/15/05................     254,000        265,793
Public Service Electric & Gas Power
 LLC
 7.75%, due 4/15/11................     100,000        118,580
                                                  ------------
                                                       384,373
                                                  ------------
OIL & GAS (1.4%)
Amerada Hess Corp.
 5.90%, due 8/15/06................     100,000        108,106
Amoco Co.
 6.50%, due 8/1/07.................     250,000        283,293
Anadarko Petroleum Corp.
 5.375%, due 3/1/07................     250,000        269,789
Burlington Resources, Inc.
 7.375%, due 3/1/29................     104,000        120,667
Conoco Funding Co.
 6.35%, due 10/15/11...............     250,000        283,313
Conoco, Inc.
 6.35%, due 4/15/09................     250,000        286,495
Devon Financing Corp. ULC
 6.875%, due 9/30/11...............     100,000        115,018
Marathon Oil Corp.
 5.375%, due 6/1/07................     100,000        106,198
Occidental Petroleum Corp.
 4.00%, due 11/30/07...............     100,000        101,557
Pemex Project Funding
 Master Trust
 7.375%, due 12/15/14..............     100,000        108,500
Texaco Capital, Inc.
 9.75%, due 3/15/20................     176,000        255,782
Valero Energy Corp.
 6.125%, due 4/15/07...............     100,000        106,751
                                                  ------------
                                                     2,145,469
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                      PRINCIPAL
                                         AMOUNT          VALUE
                                     -----------------------
PAPER & FOREST PRODUCTS (0.5%)
International Paper Co.
 8.125%, due 7/8/05................  $  100,000   $    111,978
MeadWestvaco Corp.
 6.85%, due 4/1/12.................     100,000        113,083
Scott Paper Co.
 7.00%, due 8/15/23................     327,000        338,109
Weyerhaeuser Co.
 5.95%, due 11/1/08................     250,000        273,141
                                                  ------------
                                                       836,311
                                                  ------------
PHARMACEUTICALS (0.3%)
Bristol-Myers Squibb Co.
 5.75%, due 10/1/11................     250,000        271,477
Wyeth Co.
 5.25%, due 3/15/13................     250,000        261,522
                                                  ------------
                                                       532,999
                                                  ------------
REAL ESTATE (0.1%)
Simon Property Group, L.P.
 5.375%, due 8/28/08...............     100,000        106,144
                                                  ------------
ROAD & RAIL (0.4%)
Burlington Northern
 Santa Fe Corp.
 7.125%, due 12/15/10..............     100,000        117,695
CSX Corp.
 6.30%, due 3/15/12................     100,000        110,337
Norfolk Southern Corp.
 7.35%, due 5/15/07................     240,000        274,712
Union Pacific Corp.
 6.125%, due 1/15/12...............     100,000        110,515
                                                  ------------
                                                       613,259
                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
AT&T Wireless Services, Inc.
 7.35%, due 3/1/06.................     250,000        278,508
                                                  ------------
Total Corporate Bonds
 (Cost $30,559,153)................                 32,526,716
                                                  ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (64.7%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (7.1%)
 (zero coupon), due 12/11/25.......     504,000        139,218
 3.50%, due 9/15/03................   4,500,000      4,539,110
 5.125%, due 7/15/12...............   2,000,000      2,147,574
 5.25%, due 1/15/06................   3,000,000      3,252,771
 5.75%, due 1/15/12................   1,000,000      1,122,643
                                                  ------------
                                                    11,201,316
                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (13.7%)
 5.00%, due 5/19/18 TBA (b)........   2,000,000      2,061,250
 5.50%, due 3/1/17-8/1/32..........   1,684,785      1,747,057
 5.50%, due 5/14/33 TBA (b)........   3,000,000      3,081,564
 6.00%, due 12/1/13-12/1/31........   2,650,112      2,764,943


                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     -----------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 6.00%, due 6/12/33 TBA (b)........  $3,000,000   $  3,111,564
 6.50%, due 4/1/11-7/1/32..........   4,991,618      5,226,721
 7.00%, due 8/1/03-3/1/32..........   2,404,888      2,536,387
 7.50%, due 9/1/11-2/1/32..........     885,789        945,763
 8.00%, due 7/1/26.................      44,827         48,765
                                                  ------------
                                                    21,524,014
                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.6%)
 (zero coupon), due 7/5/14.........   1,259,000        740,170
 3.50%, due 9/15/04................   3,000,000      3,088,863
 4.25%, due 7/15/07................   3,000,000      3,177,018
 5.00%, due 1/15/07................   1,500,000      1,631,291
 6.21%, due 8/6/38.................     475,000        546,991
 7.25%, due 1/15/10................   1,007,000      1,220,947
                                                  ------------
                                                    10,405,280
                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (14.5%)
 5.00%, due 5/19/18 TBA (b)........   1,000,000      1,030,312
 5.50%, due 3/1/05-6/1/17..........   1,471,786      1,530,402
 5.50%, due 5/19/18-5/14/33 TBA
   (b).............................   1,000,000      1,033,438
 6.00%, due 6/1/16-4/1/32..........   3,630,912      3,795,207
 6.00%, due 6/12/03 TBA (b)........   3,500,000      3,632,342
 6.50%, due 11/1/03-9/1/32.........   7,082,607      7,406,416
 7.00%, due 2/1/09-5/1/32..........   2,778,549      2,946,020
 7.50%, due 11/1/26-8/1/31.........     757,259        807,403
 8.00%, due 7/1/07-12/1/07.........     334,798        363,972
 9.50%, due 3/1/16-9/1/19..........     280,468        309,547
                                                  ------------
                                                    22,855,059
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (5.4%)
 5.50%, due 5/21/33 TBA (b)........   1,000,000      1,032,188
 6.00%, due 3/20/29-12/15/32.......   1,783,730      1,866,868
 6.50%, due 2/15/29-6/15/32........   2,773,695      2,915,160
 7.00%, due 3/15/07-8/20/31........   1,567,216      1,659,798
 7.50%, due 8/15/08-10/15/30.......     558,417        598,454
 8.00%, due 6/15/26-11/15/30.......     396,643        429,514
 8.50%, due 7/15/26-11/15/26.......      33,906         36,927
                                                  ------------
                                                     8,538,909
                                                  ------------
UNITED STATES TREASURY BONDS (6.5%)
 5.375%, due 2/15/31...............   2,000,000      2,182,344
 6.00%, due 2/15/26................   2,500,000      2,887,890
 6.25%, due 5/15/30................   1,007,000      1,213,396
 7.50%, due 11/15/16...............     403,000        530,701
 8.50%, due 2/15/20................     201,000        291,780
 8.75%, due 5/15/17-8/15/20........     756,000      1,115,307
 8.875%, due 2/15/19...............     302,000        448,753
 9.875%, due 11/15/15..............     302,000        467,534
 10.375%, due 11/15/12.............     252,000        333,900
 11.25%, due 2/15/15...............     201,000        334,524
 11.875%, due 11/15/03.............     252,000        266,401
 12.75%, due 11/15/10..............     201,000        254,697
                                                  ------------
                                                    10,327,227
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     -----------------------
UNITED STATES TREASURY NOTES (10.9%)
 2.125%, due 8/31/04...............  $7,000,000   $  7,080,934
 2.875%, due 6/30/04...............   1,511,000      1,540,276
 3.875%, due 2/15/13...............   2,750,000      2,753,652
 4.75%, due 11/15/08...............   1,007,000      1,094,995
 5.00%, due 2/15/11................     648,000        710,876
 5.75%, due 8/15/03................     806,000        816,831
 6.00%, due 8/15/09................     327,000        378,528
 6.125%, due 8/15/07...............     705,000        806,426
 6.75%, due 5/15/05................   1,511,000      1,669,184
 7.50%, due 2/15/05................     302,000        334,512
                                                  ------------
                                                    17,186,214
                                                  ------------
Total U.S. Government &
 Federal Agencies
 (Cost $97,840,539)................                102,038,019(d)
                                                  ------------
YANKEE BONDS (5.5%)

BANKS (1.3%)
Australia & New Zealand Banking
 Group Ltd.
 7.55%, due 9/15/06................     353,000        401,327
HSBC Holdings PLC
 7.50%, due 7/15/09................     250,000        297,708
Inter-American Development Bank
 6.80%, due 10/15/25...............     604,000        726,607
Kreditanstalt fuer Wiederaufbau
 3.375%, due 1/23/08...............     550,000        558,814
                                                  ------------
                                                     1,984,456
                                                  ------------
BEVERAGES & TOBACCO (0.1%)
Diageo Capital PLC
 3.375%, due 3/20/08...............     250,000        250,432
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
British Telecommunications PLC
 8.375%, due 12/15/10..............     250,000        307,695
Deutsche Telekom International
 Finance
 8.50%, due 6/15/10................     250,000        301,337
France Telecom S.A.
 8.70%, due 3/1/06
 8.45%, beginning 9/1/03...........     250,000        283,919
Koninklijke (Royal) KPN N.V.
 8.00%, due 10/1/10................     100,000        119,892
Telefonica Europe B.V.
 7.35%, due 9/15/05................     250,000        279,143
                                                  ------------
                                                     1,291,986
                                                  ------------
ELECTRIC UTILITIES (0.2%)
Hydro-Quebec, Series JL
 6.30%, due 5/11/11................     250,000        288,213
                                                  ------------
FOREIGN GOVERNMENTS (2.4%)
Canadian Government
 5.25%, due 11/5/08................     500,000        556,167
Malaysian Government
 7.50%, due 7/15/11................     100,000        117,300
Province of Manitoba
 5.50%, due 10/1/08................     250,000        277,436

                                      PRINCIPAL
                                         AMOUNT          VALUE
                                     -----------------------

FOREIGN GOVERNMENTS (CONTINUED)
Province of Nova Scotia
 5.75%, due 2/27/12................  $  250,000   $    278,900
Province of Ontario
 6.00%, due 2/21/06................     511,000        564,780
Province of Quebec
 Series NJ
 7.50%, due 7/15/23................     302,000        381,629
Republic of Italy, Series DTC
 4.375%, due 10/25/06..............     250,000        264,061
 5.625%, due 6/15/12...............     500,000        555,534
United Mexican States
 6.375%, due 1/16/13...............     200,000        209,500
 7.50%, due 1/14/12................     250,000        282,250
 Series A
 8.50%, due 2/1/06.................     250,000        287,750
                                                  ------------
                                                     3,775,307
                                                  ------------
INDUSTRIAL CONGLOMERATES (0.1%)
Tyco International Ltd.
 6.375%, due 10/15/11..............     150,000        147,750
                                                  ------------
INSURANCE (0.1%)
Axa Group
 8.60%, due 12/15/30...............     105,000        126,462
                                                  ------------
OIL & GAS (0.2%)
Saga Petroleum ASA
 7.25%, due 9/23/27................     250,000        297,786
                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
TELUS Corp.
 7.50%, due 6/1/07.................     100,000        111,000
Vodafone Group PLC
 7.75%, due 2/15/10................     250,000        302,052
                                                  ------------
                                                       413,052
                                                  ------------
Total Yankee Bonds
 (Cost $7,954,736).................                  8,575,444
                                                  ------------
Total Long-Term Investments
 (Cost $137,362,015)...............                144,220,030
                                                  ------------
SHORT-TERM INVESTMENTS (17.4%)
COMMERCIAL PAPER (17.2%)
ABN-AMRO North America Finance,
 Inc.
 1.25%, due 5/19/03 (c)............   4,000,000      3,997,499
American Express Credit Corp.
 1.23%, due 5/14/03 (c)............   4,000,000      3,998,221
Danske Corp.
 1.23%, due 5/5/03 (c).............   4,000,000      3,999,453
Goldman Sachs Group, Inc.
 1.25%, due 5/23/03 (c)............   5,000,000      4,996,180

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SHORT-TERM INVESTMENTS (CONTINUED)
                                      PRINCIPAL
                                         AMOUNT          VALUE
                                     -----------------------
COMMERCIAL PAPER (CONTINUED)
Rabobank Nederland N.V.
 1.33%, due 5/1/03 (c).............  $3,942,000   $  3,942,000
Republic of Italy
 1.22%, due 5/21/03 (c)............   3,000,000      2,997,965
San Paolo IMI U.S. Financial Co.
 1.25%, due 5/6/03 (c).............     206,000        205,964
Toronto Dominion Holdings USA
 1.20%, due 5/2/03 (c).............   3,000,000      2,999,900
                                                  ------------
Total Commercial Paper
 (Cost $27,137,182)................                 27,137,182
                                                  ------------
U.S. GOVERNMENT (0.2%)
United States Treasury Bill
 1.02%, due 9/11/03 (c)............     300,000        298,744
                                                  ------------
Total U.S. Government
 (Cost $298,724)...................                    298,744
                                                  ------------
Total Short-Term Investments
 (Cost $27,435,906)................                 27,435,926
                                                  ------------
Total Investments
 (Cost $164,797,921) (e)...........       108.9%   171,655,956(f)
Liabilities in Excess of
 Cash and Other Assets.............        (8.9)   (13,967,861)
                                     ----------     ----------
Net Assets.........................       100.0%  $157,688,095
                                     ==========   ============

FUTURES CONTRACTS (0.0%) (g)
                             CONTRACTS    UNREALIZED
                              LONG       APPRECIATION(h)
                             -----------------------------
Unites States Treasury Note
 June 2003 (5 Year)........      81           $89,893
                                              -------
Total Futures Contracts
 (Settlement Value
 $9,218,813) (d)...........                   $89,893
                                              =======

------------
(a) May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) Segregated or partially segregated as collateral for futures contracts and TBAs.
(d) The combined market value of U.S. Government & Federal Agencies investments and settlement value of U.S. Treasury Note futures contracts represents 70.6% of net assets.
(e) The cost for federal income tax purposes is $165,012,537.
(f) At April 30, 2003 net unrealized appreciation was $6,643,419, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,895,945 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $252,526.
(g) Less than one tenth of a percent.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost. $164,797,921)                               $171,655,956
 Cash..............................................       81,140
 Receivables:
   Investment securities sold......................   10,607,793
   Interest........................................    1,369,022
   Fund shares sold................................      290,832
   Variation margin on futures contracts...........       26,579
 Other assets......................................       12,626
                                                     -----------

       Total assets................................  184,043,948
                                                     -----------

LIABILITIES:
 Payables:
   Investment securities purchased.................   25,623,535
   Fund shares redeemed............................      162,687
   Manager.........................................       38,726
   Transfer agent..................................        9,437
   Custodian.......................................        7,127
 Accrued expenses..................................       61,214
 Dividend payable..................................      453,127
                                                     -----------

       Total liabilities...........................   26,355,853
                                                     -----------

 Net assets........................................  $157,688,095
                                                     ===========

COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $    12,653
   Service Class...................................        1,623
 Additional paid-in capital........................  154,746,168
 Accumulated net investment loss...................     (494,125)
 Accumulated net realized loss on investments......
   and futures contracts                              (3,521,089)
 Net unrealized appreciation on investments........
   and futures contracts                               6,942,865
                                                     -----------

 Net assets........................................  $157,688,095
                                                     ===========

No-Load Class
 Net assets applicable to outstanding shares.......  $139,762,391
                                                     ===========

 Shares of capital stock outstanding...............   12,653,475
                                                     ===========

 Net asset value per share outstanding.............  $     11.05
                                                     ===========

Service Class
 Net assets applicable to outstanding shares.......  $17,925,704
                                                     ===========

 Shares of capital stock outstanding...............    1,623,462
                                                     ===========

 Net asset value per share outstanding.............  $     11.04
                                                     ===========


STATEMENT OF OPERATIONS
For the six months ended April 30, 2003

(Unaudited)



INVESTMENT INCOME:
 Income:
   Interest.................................................  $ 3,187,279
                                                              -----------

 Expenses:
   Manager..................................................      371,477
   Professional.............................................       40,329
   Transfer agent...........................................       32,745
   Custodian................................................       22,999
   Service..................................................       21,142
   Portfolio pricing........................................       17,582
   Registration.............................................       14,156
   Shareholder communication................................        8,892
   Directors................................................        7,786
   Miscellaneous............................................        7,366
                                                              -----------

       Total expenses before................................
        reimbursement                                             544,474
   Expense reimbursement from Manager.......................     (151,855)
                                                              -----------

       Net expenses.........................................      392,619
                                                              -----------
 Net investment income......................................    2,794,660
                                                              -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from:
   Security transactions....................................      346,517
   Futures transactions.....................................       67,430
                                                              -----------
 Net realized gain on investments...........................      413,947
                                                              -----------
 Net change in unrealized appreciation
   on investments:
   Security transactions....................................    2,294,983
   Futures transactions.....................................       44,395
                                                              -----------
 Net unrealized gain on investments.........................    2,339,378
                                                              -----------
 Net realized and unrealized gain on investments............    2,753,325
                                                              -----------
 Net increase in net assets resulting from operations.......  $ 5,547,985
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INDEXED BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the year ended October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $  2,794,660   $  4,875,375
    Net realized gain on investments and futures
     contracts..............................................       413,947      1,556,615
    Net change in unrealized appreciation (depreciation) on
     investments and futures contracts......................     2,339,378        (95,832)
                                                              ------------   ------------
    Net increase in net assets resulting from operations....     5,547,985      6,336,158
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (2,691,966)    (7,548,303)
      Service Class.........................................      (322,727)      (984,765)
                                                              ------------   ------------
        Total dividends to shareholders.....................    (3,014,693)    (8,533,068)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    39,571,334     75,786,734
      Service Class.........................................     7,935,630     10,302,630
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................     2,263,853      7,005,420
      Service Class.........................................       274,510        912,723
                                                              ------------   ------------
                                                                50,045,327     94,007,507
    Cost of shares redeemed:
      No-Load Class.........................................   (29,495,221)   (37,335,728)
      Service Class.........................................    (8,234,572)    (3,995,484)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................    12,315,534     52,676,295
                                                              ------------   ------------
      Net increase in net assets............................    14,848,826     50,479,385
NET ASSETS:
  Beginning of period.......................................   142,839,269     92,359,884
                                                              ------------   ------------
  End of period.............................................  $157,688,095   $142,839,269
                                                              ============   ============
  Accumulated net investment loss at end of period..........  $   (494,125)  $   (274,092)
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                        NO-LOAD CLASS
                                ----------------------------------------------------------------------------------------------
                                SIX MONTHS                                                                   JANUARY 1
                                  ENDED                           YEAR ENDED OCTOBER 31                       THROUGH
                                APRIL 30,              -------------------------------------------          OCTOBER 31,
                                  2003**                 2002          2001                 2000               1999*
                                ----------             --------      --------             --------          -----------
Net asset value at beginning
 of period....................   $  10.86              $  11.21      $  10.73             $  10.76           $  10.93
                                 --------              --------      --------             --------           --------
Net investment income.........       0.21(c)               0.52(c)       0.65(c)(d)           0.72               0.62
Net realized and unrealized
 gain (loss) on investments...       0.20                  0.08          0.72(d)              0.00(b)           (0.79)
                                 --------              --------      --------             --------           --------
Total from investment
 operations...................       0.41                  0.60          1.37                 0.72              (0.17)
                                 --------              --------      --------             --------           --------
Less dividends:
From net investment income....      (0.22)                (0.95)        (0.89)               (0.75)               --
                                 --------              --------      --------             --------           --------
Net asset value at end of
 period.......................   $  11.05              $  10.86      $  11.21             $  10.73           $  10.76
                                 ========              ========      ========             ========           ========
Total investment return.......       3.82%(a)              5.92%        13.44%                7.27%             (1.56%)(a)
Ratios (to average net
 assets)/
 Supplemental Data:
 Net investment income........       3.79%+                4.83%         6.00%(d)             6.63%              6.42%+
 Net expenses.................       0.50%+                0.50%         0.50%                0.50%              0.50%+
 Expenses (before
   reimbursement).............       0.70%+                0.74%         0.71%                0.63%              0.62%+
Portfolio turnover rate.......         47%                   56%           57%                  20%                31%
Net assets at end of period
 (in 000's)...................   $139,762              $125,169      $ 81,890             $136,033           $145,427

                                   NO-LOAD CLASS
                                -------------------
                                    YEAR ENDED
                                    DECEMBER 31
                                -------------------
                                  1998       1997
                                --------   --------
Net asset value at beginning
 of period....................  $  10.74   $  10.52
                                --------   --------
Net investment income.........      0.69       0.73
Net realized and unrealized
 gain (loss) on investments...      0.19       0.22
                                --------   --------
Total from investment
 operations...................      0.88       0.95
                                --------   --------
Less dividends:
From net investment income....     (0.69)     (0.73)
                                --------   --------
Net asset value at end of
 period.......................  $  10.93   $  10.74
                                ========   ========
Total investment return.......      8.21%      9.01%
Ratios (to average net
 assets)/
 Supplemental Data:
 Net investment income........      6.37%      6.60%
 Net expenses.................      0.50%      0.50%
 Expenses (before
   reimbursement).............      0.65%      0.65%
Portfolio turnover rate.......        14%        32%
Net assets at end of period
 (in 000's)...................  $156,244   $117,922

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
** Unaudited.
 +  Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Per share data based on average shares outstanding during the period.
(d) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.02)      ($0.02)
Increase net realized and unrealized gains and losses.......    0.02         0.02
Decrease ratio of net investment income.....................   (0.16%)      (0.15%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                      SERVICE CLASS
    ----------------------------------------------------------------------------------
    SIX MONTHS                                        JANUARY 1        YEAR ENDED
      ENDED            YEAR ENDED OCTOBER 31           THROUGH         DECEMBER 31
    APRIL 30,    ---------------------------------   OCTOBER 31,   -------------------
      2003**       2002       2001          2000        1999*        1998       1997
    ----------   --------   --------      --------   -----------   --------   --------
     $  10.85    $  11.19   $  10.70      $  10.74    $  10.92     $  10.74   $  10.52
     --------    --------   --------      --------    --------     --------   --------
         0.19(c)     0.49(c)     0.62(c)(d)     0.67      0.61         0.66       0.70
         0.21        0.08       0.73(d)       0.01       (0.79)        0.18       0.22
     --------    --------   --------      --------    --------     --------   --------
         0.40        0.57       1.35          0.68       (0.18)        0.84       0.92
     --------    --------   --------      --------    --------     --------   --------
        (0.21)      (0.91)     (0.86)        (0.72)        --         (0.66)     (0.70)
     --------    --------   --------      --------    --------     --------   --------
     $  11.04    $  10.85   $  11.19      $  10.70    $  10.74     $  10.92   $  10.74
     ========    ========   ========      ========    ========     ========   ========
         3.69%(a)     5.61%    13.21%         6.87%      (1.65%)(a)     7.86%     8.75%
         3.54%+      4.58%      5.75%(d)      6.38%       6.17%+       6.12%      6.35%
         0.75%+      0.75%      0.75%         0.75%       0.75%+       0.75%      0.75%
         0.95%+      0.99%      0.96%         0.88%       0.87%+       0.90%      0.90%
           47%         56%        57%           20%         31%          14%        32%
     $ 17,926    $ 17,670   $ 10,470      $  3,634    $  3,345     $  3,881   $  3,015

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Money Market Fund
--------------------------------------------------------------------------------

During the six months ended April 30, 2003, a number of factors influenced the money markets. Perhaps the most dramatic came on November 6, 2002, when the Federal Reserve lowered the targeted federal funds rate by 50 basis points to 1.25%. Following this move, the Fed allowed interest rates to fluctuate with natural market forces through the end of April 2003.

Reflecting the Federal Reserve action, yields on short-term securities generally declined from October 31, 2002, to the end of April 2003. Certificates of deposit and short corporate bonds saw relatively modest yield variations over the course of the reporting period with the short end of the yield curve remaining relatively flat as measured by the difference between 12-month LIBOR(1) and 1-month LIBOR.

Despite modest growth in gross domestic product, the economic environment remained relatively uncertain during the reporting period. Production and employment figures were generally disappointing, but productivity appeared to be growing. From November 2002 through April 2003, money market funds experienced net new cash outflows.

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse Money Market Fund returned 0.49% for No-Load Class shares, 0.37% for Service Class shares, and 0.24% for Sweep Shares Class shares. Both No-Load Class and Service Class shares outperformed the 0.30% return of the average Lipper(2) money market fund over the same period. Sweep Shares Class shares are measured against a different benchmark, and they underperformed the 0.50% return of the average Lipper institutional money market fund for the six months ended April 30, 2003.

STRATEGIES AND SECTORS

The relatively flat yield curve, as measured by the difference between 1-month and 12-month LIBOR, made it somewhat difficult to find value in securities with maturities longer than six months. On November 1, 2002, the difference in yield between six-month and one-year Treasuries(3) was only four basis points, and at the end of the reporting period the same spread was just seven basis points.

In our view, however, the greatest potential risk to the Fund's returns rested in the possibility of lower short-term interest rates. For this reason, we continued to sprinkle the portfolio with longer-dated securities so that the Fund would be slower to react to interest-rate changes. At the end of the reporting period, this strategy caused the weighted average maturity of the portfolio to be 73 days, which was at the longer end of our targeted range.

The Fund added duration primarily through the purchase of short corporate notes. In January 2003, the Fund bought Citigroup 5.70% notes maturing on 2/6/04 and International Lease Finance 4.40% notes of 8/15/03. We also increased the portfolio's duration with longer-dated certificates of deposit, such as Barclay's Bank and Toronto Dominion Bank.

Over the six-month period, the Fund increased its exposure in the asset-backed securities market with investments in Nissan Auto Lease Trust, Regions Auto Receivables Trust, Whole Auto Loan Trust, World Omni Auto Receivables Trust, and Capital One Prime Auto Receivables Trust. The Fund also remained active in the financial sector with bank issues from BNP Paribas and Westpac Banking.

The Fund seeks to hold securities until maturity unless there are compelling reasons to


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND YIELDS WILL FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE
FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT
AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
1 The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate, and government lending agreements.
2 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
3 Yields on actively traded issues adjusted to constant maturities. Source: U.S.
  Treasury.

--------------------------------------------------------------------------------

sell. As a result, there were no significant sales in the portfolio.

SECTOR WEIGHTINGS

During the six-month reporting period, the Fund decreased its exposure to commercial paper by approximately 1.3% and increased its exposure to corporate securities by 3.4%. There were no significantly overweighted or underweighted positions in the portfolio during the six months ended April 30, 2003.

LOOKING AHEAD

The market uncertainty that accompanied the war in Iraq appears to be abating, but several economic issues remain unresolved. At the end of April 2003, the United States faced a large budget deficit, Congress was considering tax-relief proposals, and although consumer confidence had improved, unemployment was still a concern. During the next few months, we expect the money markets to remain relatively quiet. In our opinion, however, the risks still appear to be slanted toward a weaker economy and lower short-term interest rates.

Whatever the markets or the economy may bring, the Fund will continue to seek a high level of income while preserving capital and maintaining liquidity.

MARK C. BOYCE
DAVID E. CLEMENT, CFA
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                        ECLIPSE MONEY MARKET FUND VERSUS
                        AVERAGE LIPPER MONEY MARKET FUND
                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES GRAPH]

                                                                 ECLIPSE MONEY MARKET FUND       AVERAGE LIPPER MONEY MARKET FUND
                                                                 -------------------------       --------------------------------
4/30/93                                                                   10000.00                           10000.00
94                                                                        10584.00                           10263.00
95                                                                        11180.00                           10728.00
96                                                                        11751.00                           11280.00
97                                                                        12371.00                           11816.00
98                                                                        13020.00                           12399.00
99                                                                        13656.00                           12973.00
00                                                                        14494.00                           13594.00
01                                                                        15068.00                           14350.00
02                                                                        15292.00                           14662.00
4/30/03                                                                   15337.00                           14781.00

                              $10,000 INVESTED IN
                        ECLIPSE MONEY MARKET FUND VERSUS
                        AVERAGE LIPPER MONEY MARKET FUND
                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                                 ECLIPSE MONEY MARKET FUND       AVERAGE LIPPER MONEY MARKET FUND
                                                                 -------------------------       --------------------------------
4/30/93                                                                   10000.00                           10000.00
94                                                                        10540.00                           10263.00
95                                                                        11116.00                           10728.00
96                                                                        11655.00                           11280.00
97                                                                        12239.00                           11816.00
98                                                                        12849.00                           12399.00
99                                                                        13443.00                           12973.00
00                                                                        14233.00                           13594.00
01                                                                        14760.00                           14350.00
02                                                                        14941.00                           14662.00
4/30/03                                                                   14973.00                           14781.00

                              $10,000 INVESTED IN
                        ECLIPSE MONEY MARKET FUND VERSUS
                 AVERAGE LIPPER INSTITUTIONAL MONEY MARKET FUND
                           SWEEP SHARES CLASS SHARES
[SWEEP SHARES CLASS SHARES GRAPH]

                                                                                               AVERAGE LIPPER INSTITUTIONAL MONEY
                                                               ECLIPSE MONEY MARKET FUND                  MARKET FUND
                                                               -------------------------       ----------------------------------
4/30/93                                                                 10000.00                            10000.00
94                                                                      10497.00                            10268.00
95                                                                      11014.00                            10741.00
96                                                                      11491.00                            11304.00
97                                                                      12037.00                            11853.00
98                                                                      12592.00                            12456.00
99                                                                      13142.00                            13047.00
00                                                                      13879.00                            13686.00
01                                                                      14357.00                            14465.00
02                                                                      14497.00                            14795.00
4/30/03                                                                 14516.00                            15447.00

[LEGEND:]

--ECLIPSE MONEY MARKET FUND --Average Lipper money market fund
--iMoneyNet First Tier Retail Fund Average
Source: Lipper Inc., 4/30/03

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/93.

                                                 TOTAL RETURNS(1)     AVERAGE ANNUAL TOTAL RETURNS(1)
                 PERFORMANCE                   AS OF APRIL 30, 2003         AS OF APRIL 30, 2003
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              7-DAY
                                                 SIX-MONTH PERIOD     ONE YEAR   FIVE YEARS   10 YEARS   CURRENT YIELD(2)
-------------------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund No-Load Class(3)             0.49%            1.22%       4.04%       4.37%          0.82%
Eclipse Money Market Fund Service Class(3)             0.37             0.97        3.78        4.12           0.57
Eclipse Money Market Fund Sweep Shares
 Class(3)                                              0.24             0.72        3.50        3.80           0.32
Average Lipper money market fund(4)                    0.30             0.81        3.62        4.12            n/a
Average Lipper institutional money market
 fund(4)                                               0.50             1.26        4.08        4.50            n/a

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------


                     NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1993                                                                             2.89
1994                                                                             3.88
Year ended December 31 1995                                                      5.63
1996                                                                             5.11
1997                                                                             5.27
1998                                                                             5.25
10 months ended October 31 1999                                                  3.96
Year ended October 31 2000                                                       5.98
Year ended October 31 2001                                                       4.67
Year ended October 31 2002                                                       1.65
Six months ended April 30 2003                                                   0.49

--------------------------------------------------------------------------------


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1 Total returns reflect reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

2 Eclipse Money Market Fund had an effective 7-day yield of 0.82% for the No-Load Class; 0.57% for the Service Class; and 0.32% for the Sweep Shares Class--all as of 4/30/03. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 0.71% and 0.70% for the No-Load Class; 0.45% and 0.45% for the Service Class; and 0.20% and 0.20% for the Sweep Shares Class. These expense limitations are voluntary and may be terminated or revised at any time.

3 Performance figures for the Sweep Shares Class, first offered to the public on 12/8/98, include the historical performance of the Service Class from the Service Class's inception on 1/1/95 through 12/7/98. Performance figures for these classes will vary after 12/7/98, based on differences in their expense structures. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these two classes will vary after 12/31/94, based on differences in their expense structures.

4 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

                                                                   ECLIPSE FUNDS

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

SHORT-TERM INVESTMENTS (99.8%)+
                                  PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
                                 --------------------------
ASSET-BACKED SECURITIES (5.8%)
Capital One Prime Auto
 Receivables Trust
 Series 2003-1 Class A1
 1.26%, due 3/15/04 (c)........  $ 5,000,000   $  5,000,000
M & I Auto Loan Trust
 Series 2002-1 Class A1
 1.77%, due 10/20/03 (c).......      856,847        856,847
Nissan Auto Lease Trust
 Series 2002-A Class A1
 1.40%, due 11/17/03 (c).......    2,757,917      2,757,917
Regions Auto Receivables Trust
 Series 2002-1 Class A1
 1.44%, due 12/15/03 (c).......    4,265,271      4,265,271
USAA Auto Owner Trust
 Series 2002-1 Class A1
 1.79%, due 10/15/03 (c).......      695,885        695,885
Variable Funding Capital
 1.24%, due 8/6/03 (a)(b)(c)...   10,000,000     10,000,000
Volkswagen Auto Lease Trust
 Series 2002-A Class A1
 1.39%, due 11/20/03 (c).......    2,184,269      2,184,269
Whole Auto Loan Trust
 Series 2002-1 Class A1
 1.42%, due 12/15/03 (c).......    3,469,780      3,469,780
World Omni Auto Receivables
 Trust
 Series 2003-A Class A1
 1.32%, due 3/15/04 (c)........    3,436,578      3,436,578
                                               ------------
                                                 32,666,547
                                               ------------
CERTIFICATES OF DEPOSIT (7.2%)
Barclay's Bank PLC/NY
 1.32%, due 1/29/04 (c)........    7,000,000      7,000,000
 (Euro)
BNP Paribas S.A.
 1.35%, due 1/29/04 (c)........   10,000,000     10,006,994
 (Euro)
Toronto Dominion Bank/NY
 1.27%, due 8/19/03 (c)........   10,000,000     10,000,000
 (Yankee)
Westpac Banking Corp.
 1.16%, due 9/5/03 (c).........   13,090,000     13,091,835
 (Yankee)
                                               ------------
                                                 40,098,829
                                               ------------
COMMERCIAL PAPER (69.1%)
American Express Credit Corp.
 1.23%, due 5/14/03............    5,246,000      5,243,670
Archer-Daniels-Midland Co.
 1.23%, due 6/17/03 (a)........   15,000,000     14,975,913
 1.24%, due 7/8/03 (a).........    8,697,000      8,676,630
Asset Portfolio Funding
 1.24%, due 6/20/03 (a)........    8,000,000      7,986,222
Barton Capital Corp.
 1.25%, due 5/15/03 (a)........   14,033,000     14,027,640
Blue Ridge Asset Funding
 1.24%, due 6/9/03 (a).........   10,000,000      9,986,567
CIT Group, Inc.
 1.27%, due 5/5/03.............   12,212,000     12,210,277
 1.30%, due 6/23/03............    9,003,000      8,985,769
Coca Cola Enterprises, Inc.
 1.23%, due 7/1/03 (a).........   10,000,000      9,979,158


                                  PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
                                 --------------------------
COMMERCIAL PAPER (CONTINUED)
Credit Suisse First Boston USA,
 Inc.
 1.25%, due 7/17/03 (a)........  $ 9,967,000   $  9,940,352
Dupont EI de Nemours Co.
 1.21%, due 6/5/03.............    3,903,000      3,898,409
Falcon Asset Security Corp.
 1.25%, due 6/2/03 (a).........   13,940,000     13,924,511
 1.28%, due 5/7/03 (a).........    1,573,000      1,572,664
General Electric Capital Corp.
 1.26%, due 8/4/03.............    6,739,000      6,716,593
 1.27%, due 6/4/03.............   11,042,000     11,028,704
Goldman Sachs Group, Inc.
 1.25%, due 5/22/03............   10,000,000      9,992,708
 1.26%, due 7/7/03.............   10,354,000     10,329,720
Govco, Inc.
 1.23%, due 6/4/03 (a).........    2,770,000      2,766,782
Italy (Republic of)
 1.22%, due 5/21/03............   10,000,000      9,993,222
KFW International Finance Corp.
 1.22%, due 7/24/03............   10,000,000      9,971,533
Liberty Street Funding Co.
 1.26%, due 5/23/03 (a)........   10,000,000      9,992,300
Market Street Funding Corp.
 1.26%, due 5/20/03 (a)........    6,000,000      5,996,010
Marsh & McLennan Cos., Inc.
 1.19%, due 6/10/03............      996,000        994,683
May Department Stores Co.
 1.25%, due 5/2/03.............   11,454,000     11,453,603
Montauk Funding Corp.
 1.25%, due 5/2/03-5/13/03
 (a)...........................   16,968,000     16,964,356
Morgan Stanley Dean Witter
 1.25%, due 7/16/03............   10,000,000      9,973,611
National Rural Utilities
 Cooperative Finance Corp.
 1.26%, due 5/9/03.............   15,000,000     14,995,800
 1.27%, due 6/12/03............    9,535,000      9,520,872
Nordea North America, Inc.
 1.22%, due 6/24/03............   10,398,000     10,378,972
 1.26%, due 5/28/03............    3,356,000      3,352,828
Pennine Funding LLC
 1.18%, due 5/12/03 (a)........    8,706,000      8,702,861
 1.27%, due 6/6/03 (a).........   10,000,000      9,987,300
Pitney Bowes, Inc.
 1.22%, due 5/27/03............   15,000,000     14,986,783
Quebec Province
 1.18%, due 5/21/03............    1,454,000      1,453,047
Sheffield Receivables Corp.
 1.25%, due 5/1/03 (a).........   15,919,000     15,919,000
Societe Generale N.A., Inc.
 1.21%, due 6/3/03-7/15/03.....   21,152,000     21,113,951
Three Pillars Funding Corp.
 1.26%, due 5/15/03 (a)........   10,000,000      9,995,100
 1.28%, due 5/6/03 (a).........    6,000,000      5,998,933
Windmill Funding Corp.
 1.25%, due 5/8/03 (a).........    3,871,000      3,870,059
World Omni Vehicle Leasing
 1.28%, due 5/7/03 (a).........    8,343,000      8,341,220
 1.29%, due 5/19/03 (a)........   10,554,000     10,547,193
                                               ------------
                                                386,745,526
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

SHORT-TERM INVESTMENTS (CONTINUED)
                                  PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
                                 --------------------------
CORPORATE BONDS (6.4%)
Bank of America Corp.
 6.875%, due 6/1/03............  $ 5,000,000   $  5,019,379
Citigroup, Inc.
 5.70%, due 2/6/04.............   20,000,000     20,654,700
LaSalle Bank NA
 1.24%, due 7/21/03............   10,000,000     10,000,000
                                               ------------
                                                 35,674,079
                                               ------------
FEDERAL AGENCIES (5.6%)
Federal Home Loan Bank
 1.43%, due 3/8/04.............   10,000,000     10,000,000
Federal Home Loan Mortgage
 Corporation (Discount Note)
 1.32%, due 8/22/03............    5,000,000      4,979,283
Federal National Mortgage
 Association (Discount Notes)
 1.18%, due 6/11/03............    6,156,000      6,147,727
 1.28%, due 9/19/03............   10,000,000      9,949,867
                                               ------------
                                                 31,076,877
                                               ------------
MEDIUM-TERM NOTES (5.7%)
American Express Credit Corp.
 1.29%, due 5/7/03 (b)(c)......    5,000,000      5,000,000
International Lease Finance
 Corp.
 4.40%, due 8/15/03 (c)........   15,000,000     15,118,730
Merrill Lynch & Co., Inc.
 5.02%, due 6/4/03 (c).........   12,000,000     12,027,316
                                               ------------
                                                 32,146,046
                                               ------------
Total Short-Term Investments
 (Amortized Cost $558,407,904)
 (d)...........................         99.8%   558,407,904
Cash and Other Assets,
 Less Liabilities..............          0.2      1,015,363
                                 -----------   ------------
Net Assets.....................        100.0%  $559,423,267
                                 ===========   ============

------------

(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at April 30, 2003.
(c)  Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

The table below sets forth the diversification of Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                     AMORTIZED
                                        COST        PERCENT +
                                    -------------------------
Auto Finance......................  $  7,757,917        1.4%
Auto Leases.......................    33,797,043        6.0
Banks.............................    15,019,380        2.7
Banks-Commercial Foreign..........    34,845,751        6.2
Banks-Commercial U.S..............    40,098,829        7.2
Beverages -- Non Alcoholic........     9,979,158        1.8
Chemicals.........................     3,898,409        0.7
Conglomerates.....................    17,745,296        3.2
Consumer Financial Services.......     5,243,670        0.9
Federal Agencies..................    31,076,877        5.6
Finance...........................    80,659,638       14.4
Finance-Loans.....................    12,753,349        2.3
Finance-Receivables...............    35,860,102        6.4
Finance-Trade & Term..............    29,524,816        5.3
Finance-Trade Receivables.........    33,897,522        6.1
Food..............................    23,652,542        4.2
Foreign Government................    11,446,269        2.0
Insurance.........................    17,959,038        3.2
Investment Bank/Brokerage.........    52,294,889        9.3
Investment Company................     9,940,352        1.8
Manufacturing.....................    24,516,672        4.4
Office Equipment & Supplies.......    14,986,783        2.7
Retail............................    11,453,602        2.0
                                    ------------     ------
                                     558,407,904       99.8
Cash and Other Assets,
 Less Liabilities.................     1,015,363        0.2
                                    ------------     ------
Net Assets........................  $559,423,267      100.0%
                                    ============     ======

------------
+  Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)


ASSETS:
 Investment in securities, at value (amortized
   cost $558,407,904).............................  $558,407,904
 Cash.............................................            55
 Receivables:
   Investment securities sold.....................    11,363,000
   Fund shares sold...............................     2,608,627
   Interest.......................................       866,046
 Other assets.....................................        20,741
                                                    ------------
       Total assets...............................   573,266,373
                                                    ------------
LIABILITIES:
 Payables:
   Investment securities purchased................    11,545,872
   Fund shares redeemed...........................     1,516,728
   Manager........................................       179,110
   Shareholder communication......................       101,989
   Distribution--Sweep Shares Class...............        58,646
   Service--Sweep Shares Class....................        58,646
   Service--Service Class.........................         3,848
   Transfer agent.................................        10,792
   Custodian......................................         9,352
 Accrued expenses.................................        93,808
 Dividend payable.................................       264,315
                                                    ------------
       Total liabilities..........................    13,843,106
                                                    ------------
 Net assets.......................................  $559,423,267
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   12 billion shares authorized
   No-Load Class..................................  $    258,503
   Service Class..................................        18,792
   Sweep Shares Class.............................       282,129
 Additional paid-in capital.......................   558,863,790
 Accumulated undistributed net realized gain on
   investments....................................            53
                                                    ------------
 Net assets.......................................  $559,423,267
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $258,487,194
                                                    ============
 Shares of capital stock outstanding..............   258,502,738
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $ 18,791,509
                                                    ============
 Shares of capital stock outstanding..............    18,791,690
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============
Sweep Shares Class
 Net assets applicable to outstanding shares......  $282,144,564
                                                    ============
 Shares of capital stock outstanding..............   282,128,695
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============


STATEMENT OF OPERATIONS
For the six months ended April 30, 2003


INVESTMENT INCOME:
 Income:
   Interest.........................................  $4,315,373
                                                      ----------
 Expenses:
   Manager..........................................   1,451,454
   Distribution--Sweep Shares Class.................     356,980
   Service--Sweep Shares Class......................     356,980
   Service--Service Class...........................      17,672
   Professional.....................................     111,615
   Shareholder communication........................      88,763
   Transfer agent...................................      44,379
   Custodian........................................      28,399
   Directors........................................      24,943
   Registration.....................................      22,715
   Portfolio pricing................................       1,749
   Miscellaneous....................................       9,597
                                                      ----------
       Total expenses before
        reimbursement...............................   2,515,246
   Expense reimbursement from Manager...............    (332,156)
                                                      ----------
       Net expenses.................................   2,183,090
                                                      ----------
 Net investment income..............................   2,132,283
                                                      ----------
REALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments...................          53
                                                      ----------
 Net increase in net assets resulting from
   operations.......................................  $2,132,336
                                                      ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the year ended October 31, 2002

                                                                  2003            2002
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $   2,132,283   $   6,696,979
    Net realized gain on investments........................             53          16,133
                                                              -------------   -------------
    Net increase in net assets resulting from operations....      2,132,336       6,713,112
                                                              -------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................     (1,393,598)     (3,332,227)
      Service Class.........................................        (49,939)        (73,417)
      Sweep Shares Class....................................       (688,746)     (3,291,335)
    From net realized gain on investments:
      No-Load Class.........................................         (7,422)         (1,968)
      Service Class.........................................           (645)            (29)
      Sweep Shares Class....................................         (8,066)         (3,166)
                                                              -------------   -------------
        Total dividends and distributions to shareholders...     (2,148,416)     (6,702,142)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    220,431,718     379,306,903
      Service Class.........................................     12,318,602      11,910,019
      Sweep Shares Class....................................     49,215,181     130,385,632
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................      1,208,364       3,314,491
      Service Class.........................................         41,283          73,360
      Sweep Shares Class....................................        618,651       3,294,182
                                                              -------------   -------------
                                                                283,833,799     528,284,587
    Cost of shares redeemed:
      No-Load Class.........................................   (293,065,521)   (252,199,432)
      Service Class.........................................     (5,227,256)     (2,009,283)
      Sweep Shares Class....................................    (58,993,628)   (127,408,801)
                                                              -------------   -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (73,452,606)    146,667,071
                                                              -------------   -------------
      Net increase (decrease) in net assets.................    (73,468,686)    146,678,041
NET ASSETS:
  Beginning of period.......................................    632,891,953     486,213,912
                                                              -------------   -------------
  End of period.............................................  $ 559,423,267   $ 632,891,953
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                      NO-LOAD CLASS
                                    ---------------------------------------------------------------------------------
                                    SIX MONTHS                                                       JANUARY 1
                                      ENDED                        YEAR ENDED OCTOBER 31              THROUGH
                                    APRIL 30,             ---------------------------------------   OCTOBER 31,
                                      2003**                2002                2001       2000        1999*
                                    ----------            --------            --------   --------   -----------
Net asset value at beginning of
 period...........................   $   1.00             $   1.00            $   1.00   $   1.00    $   1.00
                                     --------             --------            --------   --------    --------
Net investment income.............       0.00(a)              0.02                0.04       0.06        0.04
Net realized gain on
 investments......................       0.00(a)              0.00(a)              --         --          --
                                     --------             --------            --------   --------    --------
Total from investment operations..       0.00(a)              0.02                0.04       0.06        0.04
                                     --------             --------            --------   --------    --------
Less dividends and distributions:
From net investment income........      (0.00)(a)            (0.02)              (0.04)     (0.06)      (0.04)
From net realized gain on
 investments......................      (0.00)(a)            (0.00)(a)             --         --          --
                                     --------             --------            --------   --------    --------
Total dividends and
 distributions....................      (0.00)(a)            (0.02)              (0.04)     (0.06)      (0.04)
                                     --------             --------            --------   --------    --------
Net asset value at end of
 period...........................   $   1.00             $   1.00            $   1.00   $   1.00    $   1.00
                                     ========             ========            ========   ========    ========
Total investment return...........       0.49%(b)             1.65%               4.67%      5.98%       3.96%(b)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income............       0.99%+               1.61%               4.50%      5.81%       4.68%+
 Net expenses.....................       0.50%+               0.50%               0.50%      0.50%       0.50%+
 Expenses (before
   reimbursement).................       0.61%+               0.62%               0.61%      0.57%       0.62%+
Net assets at end of period (in
 000's)...........................   $258,487             $329,921            $199,495   $160,942    $246,713

                                       NO-LOAD CLASS
                                    -------------------
                                        YEAR ENDED
                                        DECEMBER 31
                                    -------------------
                                      1998       1997
                                    --------   --------
Net asset value at beginning of
 period...........................  $   1.00   $   1.00
                                    --------   --------
Net investment income.............      0.05       0.05
Net realized gain on
 investments......................       --         --
                                    --------   --------
Total from investment operations..      0.05       0.05
                                    --------   --------
Less dividends and distributions:
From net investment income........     (0.05)     (0.05)
From net realized gain on
 investments......................       --       (0.00)(a)
                                    --------   --------
Total dividends and
 distributions....................     (0.05)     (0.05)
                                    --------   --------
Net asset value at end of
 period...........................  $   1.00   $   1.00
                                    ========   ========
Total investment return...........      5.25%      5.27%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income............      5.12%      5.18%
 Net expenses.....................      0.50%      0.50%
 Expenses (before
   reimbursement).................      0.63%      0.61%
Net assets at end of period (in
 000's)...........................  $194,338   $190,319

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Unaudited.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                              SERVICE CLASS
    -------------------------------------------------------------------------------------------------
    SIX MONTHS                                                 JANUARY 1              YEAR ENDED
      ENDED                   YEAR ENDED OCTOBER 31             THROUGH               DECEMBER 31
    APRIL 30,          ------------------------------------   OCTOBER 31,         -------------------
      2003**             2002             2001       2000        1999*              1998       1997
    ----------         --------         --------   --------   -----------         --------   --------
         1.00
     $                 $   1.00         $   1.00   $   1.00    $   1.00           $   1.00   $   1.00
     --------          --------         --------   --------    --------           --------   --------
         0.00(a)           0.01             0.04       0.06        0.04               0.05       0.05
         0.00(a)           0.00(a)           --         --          --                 --         --
     --------          --------         --------   --------    --------           --------   --------
         0.00(a)           0.01             0.04       0.06        0.04               0.05       0.05
     --------          --------         --------   --------    --------           --------   --------
        (0.00)(a)         (0.01)           (0.04)     (0.06)      (0.04)             (0.05)     (0.05)
        (0.00)(a)         (0.00)(a)          --         --          --                 --       (0.00)(a)
     --------          --------         --------   --------    --------           --------   --------
        (0.00)(a)         (0.01)           (0.04)     (0.06)      (0.04)             (0.05)     (0.05)
     --------          --------         --------   --------    --------           --------   --------
     $   1.00          $   1.00         $   1.00   $   1.00    $   1.00           $   1.00   $   1.00
     ========          ========         ========   ========    ========           ========   ========
         0.37%(b)          1.39%            4.41%      5.72%       3.74%(b)           4.99%      5.01%
         0.74%+            1.36%            4.25%      5.56%       4.43%+             4.87%      4.93%
         0.75%+            0.75%            0.75%      0.75%       0.75%+             0.75%      0.75%
             %+
         0.86              0.87%            0.86%      0.82%       0.87%+             0.88%      0.86%
     $ 18,792          $ 11,659         $  1,685   $  1,586    $  5,630           $103,765   $ 64,228

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                      SWEEP SHARES CLASS
                              ---------------------------------------------------------------------------------------------------
                              SIX MONTHS                                                          JANUARY 1           DECEMBER 8
                                ENDED                         YEAR ENDED OCTOBER 31                THROUGH             THROUGH
                              APRIL 30,             ------------------------------------------   OCTOBER 31,         DECEMBER 31,
                               2003***                2002                2001          2000        1999*               1998**
                              ----------            --------            --------      --------   -----------         ------------
Net asset value at beginning
 of period..................   $   1.00             $   1.00            $   1.00      $   1.00    $   1.00             $   1.00
                               --------             --------            --------      --------    --------             --------
Net investment income.......       0.00(a)              0.01                0.04          0.05        0.04                 0.00(a)
Net realized gain on
 investments................       0.00(a)              0.00(a)              --            --          --                   --
                               --------             --------            --------      --------    --------             --------
Total from investment
 operations.................       0.00(a)              0.01                0.04          0.05        0.04                 0.00(a)
                               --------             --------            --------      --------    --------             --------
Less dividends and
 distributions:
From net investment
 income.....................      (0.00)(a)            (0.01)              (0.04)        (0.05)      (0.04)               (0.00)(a)
From net realized gain on
 investments................      (0.00)(a)            (0.00)(a)             --            --          --                   --
                               --------             --------            --------      --------    --------             --------
Total dividends and
 distributions..............      (0.00)(a)            (0.01)              (0.04)        (0.05)      (0.04)               (0.00)(a)
                               --------             --------            --------      --------    --------             --------
Net asset value at end of
 period.....................   $   1.00             $   1.00            $   1.00      $   1.00    $   1.00             $   1.00
                               ========             ========            ========      ========    ========             ========
Total investment return.....       0.24%(b)             1.14%               4.15%         5.46%       3.53%(b)             0.31%(b)
Ratios (to average net
 assets)/
 Supplemental Data:
 Net investment income......       0.49%+               1.11%               4.00%         5.31%       4.18%+               4.62%+
 Net expenses...............       1.00%+               1.00%               1.00%         1.00%       1.00%+               1.00%+
 Expenses (before
   reimbursement)...........       1.11%+               1.12%               1.11%         1.07%       1.12%+               1.13%+
Net assets at end of period
 (in 000's).................   $282,145             $291,312            $285,034      $221,935    $152,268             $  6,957

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Sweep Shares Class first offered on December 8, 1998.
***  Unaudited.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Short Term Bond Fund
--------------------------------------------------------------------------------

The Federal Open Market Committee, whose decisions affect the cost of money and credit in the U.S. economy, met four times in the six months ended April 30, 2003.

In early November, the Federal Reserve surprised the markets when it lowered the targeted federal funds rate by 50 basis points to a low 1.25%. At the time, the Fed cited uncertainty and heightened geopolitical risks as potential factors inhibiting spending, production, and employment. The Fed left the targeted federal funds rate unchanged at the other meetings during the period.

U.S. real gross domestic product grew at a modest seasonally adjusted annual rate of 1.9% in the first quarter of 2003, according to preliminary estimates from the Bureau of Economic Analysis. This figure was slightly ahead of the 1.4% growth reported for the fourth quarter of 2002. Preliminary estimates from the Bureau of Economic Analysis also showed a modest 1% increase in corporate profits in the first quarter of 2003, compared to a 3.2% increase in the fourth quarter of 2002.

Over the course of the six-month period, the yield on the most-recently issued (or "on-the-run") two-year Treasury note traded between 2.13% and 1.31%.

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse Short Term Bond Fund returned 1.57% for No-Load Class shares and 1.44% for Service Class shares. Both share classes outperformed the 1.32% return of the average Lipper(1) short U.S. government fund over the same period. Both share classes also outperformed the 1.42% return of the Citigroup 1-3 Year Treasury Index(2) for the six months ended April 30, 2003.

POSITIONING THE PORTFOLIO

In the closing months of 2002, the Fund reduced its exposure to agency securities as spreads to Treasuries tightened substantially. The Fund also increased its exposure to corporate debt securities. At the end of 2002, the Fund held approximately 58% of its assets in U.S. Treasuries, 23% in agency securities, 8% in corporate bonds, 8% in asset-backed securities, and 2% in mortgage-backed securities.

During the first quarter of 2003, yield spreads over Treasuries narrowed for corporate bonds and agency securities, despite the decline in the stock market.

Financial conditions improved during April as major combat operations in Iraq neared their end. Oil prices declined and consumer confidence rebounded sharply. Equity markets rebounded from their March lows and yield spreads between corporate bonds and Treasuries narrowed during the month of April 2003.

In recent months, we have been increasing the Fund's exposure to corporate bonds.

As of April 30, 2003, the Fund held approximately 43% of its assets in U.S. Treasury securities, 24.9% in agency securities, 16.1% in domestic corporate bonds, 4.7% in asset-backed securities, 3.5% in mortgage-backed securities, 2.4% in Yankee bonds, and 14.4% in short-term investments.


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
1 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2 The Citigroup 1-3 Year Treasury Index (formerly the Salomon Smith Barney 1-3
  Year Treasury Index) is an unmanaged index comprised of U.S. Treasury notes and bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

--------------------------------------------------------------------------------

LOOKING AHEAD

In the next several months, we believe that the federal government may need to sell an increasing amount of securities to fund the budget deficit, the war effort, and another round of tax cuts. Unless demand for Treasuries increases, excess supply may cause Treasuries to weaken relative to other sectors. For this reason, we intend to focus on products that typically offer yield spreads over U.S. Treasuries until we see a good reason to change our strategy.

Whatever the markets or the economy may bring, the Fund will continue to seek to maximize total return, consistent with liquidity, preservation of capital, and investment in short-term debt securities.

CLAUDE ATHAIDE, PH.D., CFA
GARY GOODENOUGH
Portfolio Managers
MacKay Shields LLC

                 $10,000 INVESTED IN
ECLIPSE SHORT TERM BOND FUND VERSUS
CITIGROUP 1-3 YEAR TREASURY INDEX


                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES GRAPH]

                                                               ECLIPSE SHORT-TERM BOND FUND     CITIGROUP 1-3 YEAR TREASURY INDEX
                                                               ----------------------------     ---------------------------------
4/31/93                                                                  10000.00                           10000.00
94                                                                       10268.00                           10164.00
95                                                                       11323.00                           10738.00
96                                                                       11867.00                           11468.00
97                                                                       12595.00                           12168.00
98                                                                       13397.00                           13037.00
99                                                                       13719.00                           13810.00
00                                                                       14832.00                           14310.00
01                                                                       16006.00                           15690.00
02                                                                       16691.00                           16676.00
4/30/03                                                                  16833.00                           17578.00

Source: Bloomberg, 4/30/03

These graphs assume a $10,000 investment made on 4/30/93.

                 $10,000 INVESTED IN
ECLIPSE SHORT TERM BOND FUND VERSUS
CITIGROUP 1-3 YEAR TREASURY INDEX


                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                               ECLIPSE SHORT-TERM BOND FUND     CITIGROUP 1-3 YEAR TREASURY INDEX
                                                               ----------------------------     ---------------------------------
4/30/93                                                                  10000.00                           10000.00
94                                                                       10227.00                           10164.00
95                                                                       11256.00                           10738.00
96                                                                       11758.00                           11468.00
97                                                                       12461.00                           12168.00
98                                                                       13207.00                           13037.00
99                                                                       13503.00                           13810.00
00                                                                       14549.00                           14310.00
01                                                                       15665.00                           15690.00
02                                                                       16294.00                           16676.00
4/30/03                                                                  16419.00                           17578.00

                                                  TOTAL RETURNS(1)     AVERAGE ANNUAL TOTAL RETURNS(1)
                 PERFORMANCE                    AS OF APRIL 30, 2003         AS OF APRIL 30, 2003
-------------------------------------------------------------------------------------------------------
                                                SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   10 YEARS
-------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund No-Load Class              1.57%            5.22%       5.59%       5.35%
Eclipse Short Term Bond Fund Service Class2             1.44             4.96        5.31        5.08
Average Lipper short U.S. government fund3              1.32             4.68        5.37        5.21
Citigroup 1-3 Year Treasury Index(4)                    1.42             5.41        6.16        5.80

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1993                                                                              5.67
1994                                                                              0.11
Year ended December 31 1995                                                      10.27
1996                                                                              4.81
1997                                                                              6.13
1998                                                                              6.37
10 months ended October 31 1999                                                   2.12
Year ended October 31 2000                                                        6.05
Year ended October 31 2001                                                       10.68
Year ended October 31 2002                                                        3.21
Six months ended April 30 2003                                                    1.57

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1 Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

2 Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4 The Citigroup 1-3 Year Treasury Index (formerly the Salomon Smith Barney 1-3
  Year Treasury Index) is an unmanaged index comprised of U.S. Treasury notes and bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

SHORT TERM BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

LONG-TERM BONDS (94.8%)+
ASSET-BACKED SECURITIES (4.7%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
AUTO LEASES (1.6%)
BMW Vehicle Owner Trust
 Series 2003-A Class A3
 1.94%, due 2/25/07..............  $  190,000   $   190,804
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05..............     425,000       430,154
                                                -----------
                                                    620,958
                                                -----------
AUTOMOBILES (1.3%)
Harley-Davidson Motorcycle Trust
 Series 2002-1 Class A2
 4.50%, due 1/15/10..............     500,000       525,416
                                                -----------
CREDIT CARD RECEIVABLES (0.5%)
Sears Credit Account Master Trust
 Series 1999-3 Class A
 6.45%, due 11/15/05.............     170,000       182,287
                                                -----------
DIVERSIFIED FINANCIALS (1.0%)
Vanderbilt Mortgage Finance
 Series 1999-B Class 1A4
 6.545%, due 4/7/18..............     350,000       369,132
                                                -----------
FINANCIAL SERVICES (0.3%)
Capital One Master Trust
 Series 2001-5 Class A
 5.30%, due 6/15/09..............     110,000       117,675
                                                -----------
Total Asset-Backed Securities
 (Cost $1,783,088)...............                 1,815,468
                                                -----------
CORPORATE BONDS (16.1%)

BANKS (3.1%)
Bank One Corp.
 7.625%, due 8/1/05..............     350,000       392,622
FleetBoston Financial Corp.
 4.875%, due 12/1/06.............     315,000       334,828
Wachovia Corp.
 6.80%, due 6/1/05...............     450,000       493,920
                                                -----------
                                                  1,221,370
                                                -----------
BEVERAGES (1.7%)
Coca-Cola Co. (The)
 4.00%, due 6/1/05...............     650,000       679,897
                                                -----------
BUILDING PRODUCTS (0.9%)
Masco Corp.
 6.00%, due 5/3/04...............     325,000       337,907
                                                -----------
DIVERSIFIED FINANCIALS (1.1%)
Household Finance Corp.
 6.50%, due 1/24/06..............     400,000       445,023
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------

ASSET-BACKED SECURITIES (4.7%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
BellSouth Telecommunications,
 Inc.
 6.375%, due 6/15/04.............  $  270,000   $   284,383
Citizens Communications Co.
 7.60%, due 6/1/06...............     487,000       541,940
 8.50%, due 5/15/06..............     250,000       289,628
                                                -----------
                                                  1,115,951
                                                -----------
ELECTRIC UTILITIES (1.7%)
Alabama Power Co.
 2.65%, due 2/15/06..............     375,000       379,384
DTE Energy Co.
 6.00%, due 6/1/04...............     275,000       286,996
                                                -----------
                                                    666,380
                                                -----------
ELECTRICAL EQUIPMENT (0.9%)
Emerson Electric Co.
 7.875%, due 6/1/05..............     300,000       335,463
                                                -----------
HOTELS, RESTAURANTS & LEISURE (1.0%)
McDonald's Corp.
 4.15%, due 2/15/05..............     355,000       369,449
                                                -----------
MEDIA (0.4%)
Continental Cablevision, Inc.
 8.875%, due 9/15/05.............     150,000       168,762
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
Public Service Electric & Gas
 Power LLC
 6.875%, due 4/15/06.............     200,000       218,912
                                                -----------
PHARMACEUTICALS (1.0%)
Merck & Co., Inc.
 4.125%, due 1/18/05.............     375,000       389,291
                                                -----------
WIRELESS TELECOMMUNICATION SERVICES (0.8%)
AT&T Wireless Services, Inc.
 6.875%, due 4/18/05.............     285,000       307,193
                                                -----------
Total Corporate Bonds
 (Cost $6,197,794)...............                 6,255,598
                                                -----------
MORTGAGE-BACKED SECURITIES (3.5%)
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (3.5%)
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A1
 6.15%, due 5/15/35..............     819,711       874,693
Morgan Stanley Capital I, Inc.
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30.............     298,936       322,484

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MORTGAGE-BACKED SECURITIES (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Nationslink Funding Corp.
 Series 1998-2 Class A1
 6.001%, due 8/20/30.............  $  149,926   $   161,370
                                                -----------
Total Mortgage-Backed Securities
 (Cost $1,329,052)...............                 1,358,547
                                                -----------
U.S. GOVERNMENT & FEDERAL AGENCIES (68.1%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (8.3%)
 3.875%, due 6/27/05.............   3,200,000     3,211,968
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (16.6%)
 2.75%, due 11/14/05.............   2,100,000     2,110,126
 5.00%, due 6/17/18 TBA (b)......     925,000       949,281
 5.25%, due 3/22/07..............   1,600,000     1,659,384
 5.50%, due 5/2/06...............   1,125,000     1,224,665
 7.50%, due 4/1/31...............     485,674       519,389
                                                -----------
                                                  6,462,845
                                                -----------
UNITED STATES TREASURY BOND (3.9%)
 10.375%, due 11/15/09...........   1,325,000     1,504,910
                                                -----------
UNITED STATES TREASURY NOTES (39.3%)
 3.25%, due 5/31/04 (c)..........   2,240,000     2,289,963
 4.625%, due 5/15/06.............   1,765,000     1,901,166
 5.75%, due 11/15/05 (c).........   2,370,000     2,604,685
 5.875%, due
 2/15/04-11/15/04 (c)............   6,795,000     7,191,081
 6.75%, due 5/15/05..............   1,175,000     1,298,008
                                                -----------
                                                 15,284,903
                                                -----------
Total U.S. Government &
 Federal Agencies
 (Cost $26,265,213)..............                26,464,626
                                                -----------
YANKEE BONDS (2.4%)

AIR FREIGHT & LOGISTICS (0.9%)
PSA Corp. Ltd.
 7.125%, due 8/1/05 (a)..........     300,000       333,503
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
Telefonos de Mexico S.A.
 8.25%, due 1/26/06..............     200,000       222,750
                                                -----------
FINANCIAL SERVICES (0.9%)
BP Capital Markets PLC
 4.00%, due 4/29/05..............     350,000       365,427
                                                -----------
Total Yankee Bonds
 (Cost $908,206).................                   921,680
                                                -----------
Total Long-Term Bonds
 (Cost $36,483,353)..............                36,815,919
                                                -----------
SHORT-TERM INVESTMENTS (14.4%)
                                    PRINCIPAL
                                       Amount         Value
                                   -----------------------

COMMERCIAL PAPER (4.0%)
Bavaria Finance Funding
 1.32%, due 5/1/03 (d)...........  $1,000,000   $ 1,000,000
UBS Finance Delaware LLC
 1.36%, due 5/1/03...............     555,000       555,000
                                                -----------
Total Commercial Paper
 (Cost $1,555,000)...............                 1,555,000
                                                -----------
                                     SHARES
                                   ----------

INVESTMENT COMPANIES (4.9%)
AIM Institutional Funds Group
 (d).............................     138,311       138,311
Merrill Lynch Premier
 Institutional Fund..............   1,750,687     1,750,687
                                                -----------
Total Investment Companies
 (Cost $1,888,998)...............                 1,888,998
                                                -----------
                                   PRINCIPAL
                                     AMOUNT
                                   ----------
MASTER NOTE (3.6%)
Bank of America LLC
 1.50%, due 5/1/03 (d)...........  $1,400,000     1,400,000
                                                -----------
Total Master Note
 (Cost $1,400,000)...............                 1,400,000
                                                -----------
REPURCHASE AGREEMENTS (1.9%)
Credit Suisse First Boston Corp.
 1.425%, dated 4/30/03 due 5/1/03
 Proceeds at Maturity $740,029
 (d)
 (Collateralized by $760,000
 Wilmington Trust Co.
 Certificate of Deposit
 1.28%, due 7/24/03
 Market Value $757,781)..........     740,000       740,000
Total Repurchase Agreement
 (Cost $740,000).................                   740,000
                                                -----------
Total Short-Term Investments
 (Cost $5,583,998)...............                 5,583,998
                                                -----------
Total Investments
 (Cost $42,067,351) (e)..........       109.2%   42,399,917(f)
Liabilities in Excess of Cash and
 Other Assets....................        (9.2)   (3,560,654)
                                   ----------   -----------
Net Assets.......................       100.0%  $38,839,263
                                   ==========   ===========

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT TERM BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

------------

(a)  May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) Represents securities out on loan or a portion which is out on loan. (See Note 2(N))
(d) Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f)  At April 30, 2003 net unrealized appreciation was
     $332,566, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $362,163 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $29,597.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SHORT TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $42,067,351)-including $3,240,570 of
   securities loaned...............................  $42,399,917
 Cash..............................................        3,152
 Deposits with brokers for securities loaned.......       22,246
 Receivables:
   Investment securities sold......................    1,975,225
   Interest........................................      631,559
   Fund shares sold................................        5,999
 Other assets......................................       11,772
                                                     -----------
       Total assets................................   45,049,870
                                                     -----------
LIABILITIES:
 Securities lending collateral.....................    3,300,557
 Payables:
   Investment securities purchased.................    2,744,512
   Fund shares redeemed............................       48,841
   Manager.........................................        7,417
   Transfer agent..................................        5,322
   Custodian.......................................        2,146
 Accrued expenses..................................       29,811
 Dividend payable..................................       72,001
                                                     -----------
       Total liabilities...........................    6,210,607
                                                     -----------
 Net assets........................................  $38,839,263
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     4,083
   Service Class...................................           62
 Additional paid-in capital........................   41,791,190
 Accumulated net investment loss...................      (32,977)
 Accumulated net realized loss on investments......   (3,255,661)
 Net unrealized appreciation on investments........      332,566
                                                     -----------
 Net assets........................................  $38,839,263
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $38,256,514
                                                     ===========
 Shares of capital stock outstanding...............    4,082,824
                                                     ===========
 Net asset value per share outstanding.............  $      9.37
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $   582,749
                                                     ===========
 Shares of capital stock outstanding...............       62,337
                                                     ===========
 Net asset value per share outstanding.............  $      9.35
                                                     ===========


STATEMENT OF OPERATIONS
For the six months ended April 30, 2003
(Unaudited)


INVESTMENT INCOME:
 Income:
   Interest..........................................  $ 543,355
                                                       ---------
 Expenses:
   Manager...........................................    112,665
   Professional......................................     19,308
   Transfer agent....................................     16,617
   Registration......................................     13,281
   Custodian.........................................      4,895
   Directors.........................................      3,382
   Portfolio pricing.................................      3,199
   Shareholder communication.........................      2,268
   Service...........................................        846
   Miscellaneous.....................................      6,530
                                                       ---------
       Total expenses before
        reimbursement................................    182,991
   Expense reimbursement from Manager................    (69,480)
                                                       ---------
       Net expenses..................................    113,511
                                                       ---------
 Net investment income...............................    429,844
                                                       ---------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain on investments....................    389,488
 Net change in unrealized appreciation on
   investments.......................................   (249,419)
                                                       ---------
 Net realized and unrealized gain on investments.....    140,069
                                                       ---------
 Net increase in net assets resulting from
   operations........................................  $ 569,913
                                                       =========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the year ended October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    429,844   $  1,053,137
    Net realized gain on investments........................       389,488        135,028
    Net change in unrealized appreciation (depreciation) on
     investments............................................      (249,419)       (62,252)
                                                              ------------   ------------
    Net increase in net assets resulting from operations....       569,913      1,125,913
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................      (458,491)    (1,780,783)
      Service Class.........................................        (7,511)       (49,364)
                                                              ------------   ------------
        Total dividends to shareholders.....................      (466,002)    (1,830,147)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     9,894,839     21,422,857
      Service Class.........................................       220,352         87,818
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................       386,855      1,689,447
      Service Class.........................................         6,551         47,713
                                                              ------------   ------------
                                                                10,508,597     23,247,835
    Cost of shares redeemed:
      No-Load Class.........................................    (9,328,037)   (15,300,169)
      Service Class.........................................      (378,892)      (407,180)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................       801,668      7,540,486
                                                              ------------   ------------
      Net increase in net assets............................       905,579      6,836,252
NET ASSETS:
  Beginning of period.......................................    37,933,684     31,097,432
                                                              ------------   ------------
  End of period.............................................  $ 38,839,263   $ 37,933,684
                                                              ============   ============
  Accumulated undistributed net investment income (loss) at
    end of period...........................................  $    (32,977)  $      3,181
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                              NO-LOAD CLASS
                                        -----------------------------------------------------------------------------------------
                                        SIX MONTHS                                              JANUARY 1          YEAR ENDED
                                          ENDED               YEAR ENDED OCTOBER 31              THROUGH           DECEMBER 31
                                        APRIL 30,       ---------------------------------      OCTOBER 31,      -----------------
                                          2003**         2002         2001         2000           1999*          1998      1997
                                        ----------      -------      -------      -------      -----------      -------   -------
Net asset value at beginning of
 period...............................   $  9.34        $  9.57      $  9.36      $  9.63        $  9.43        $  9.39   $  9.48
                                         -------        -------      -------      -------        -------        -------   -------
Net investment income.................      0.10           0.29(a)      0.47(e)      0.57(a)        0.47           0.56      0.67
Net realized and unrealized gain
 (loss) on investments................      0.05           0.00(d)      0.48(e)     (0.03)         (0.27)          0.04     (0.09)
                                         -------        -------      -------      -------        -------        -------   -------
Total from investment operations......      0.15           0.29         0.95         0.54           0.20           0.60      0.58
                                         -------        -------      -------      -------        -------        -------   -------
Less dividends:
From net investment income............     (0.12)         (0.52)       (0.74)       (0.81)           --           (0.56)    (0.67)
                                         -------        -------      -------      -------        -------        -------   -------
Net asset value at end of period......   $  9.37        $  9.34      $  9.57      $  9.36        $  9.63        $  9.43   $  9.39
                                         =======        =======      =======      =======        =======        =======   =======
Total investment return...............      1.57%(b)       3.21%       10.68%        6.05%          2.12%(b)       6.37%     6.13%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income................      2.29%+         3.13%        4.93%(e)     6.20%          5.42%+         5.95%     6.24%
 Net expenses.........................      0.60%+         0.60%        0.60%        0.61%(c)       0.60%+         0.60%     0.60%
 Expenses (before reimbursement)......      0.97%+         0.96%        1.03%        0.99%          0.85%+         0.89%     0.82%
Portfolio turnover rate...............        95%           228%         149%         165%           105%           125%      153%
Net assets at end of period (in
 000's)...............................   $38,257        $37,201      $30,065      $31,146        $48,150        $42,219   $46,674

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
** Unaudited.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.
(c) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.
(d) Less than one cent per share.
(e) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below.
  Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.12)      ($0.11)
Increase net realized and unrealized gains and losses.......    0.12         0.11
Decrease ratio of net investment income.....................   (1.26%)      (1.20%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                                     SERVICE CLASS
    ---------------------------------------------------------------------------------------------------------------
    SIX MONTHS                                                           JANUARY 1                YEAR ENDED
       ENDED                     YEAR ENDED OCTOBER 31                    THROUGH                 DECEMBER 31
     APRIL 30,          ---------------------------------------         OCTOBER 31,         -----------------------
      2003**             2002            2001            2000              1999*             1998            1997
    -----------         -------         -------         -------         -----------         -------         -------
      $  9.32           $  9.54         $  9.32         $  9.59           $  9.41           $  9.38         $  9.46
      -------           -------         -------         -------           -------           -------         -------
         0.09              0.27(a)         0.45(e)         0.54(a)           0.45              0.53            0.64
         0.04              0.00(d)         0.48(e)       (0.03)            (0.27)              0.03           (0.08)
      -------           -------         -------         -------           -------           -------         -------
         0.13              0.27            0.93            0.51              0.18              0.56            0.56
      -------           -------         -------         -------           -------           -------         -------
        (0.10)            (0.49)          (0.71)         (0.78)               --              (0.53)          (0.64)
      -------           -------         -------         -------           -------           -------         -------
      $  9.35           $  9.32         $  9.54         $  9.32           $  9.59           $  9.41         $  9.38
      =======           =======         =======         =======           =======           =======         =======
         1.44%(b)          2.93%          10.46%           5.78%             1.91%(b)          5.98%           5.98%
         2.04%+            2.88%           4.68%(e)        5.95%             5.17%+            5.70%           5.99%
         0.85%+            0.85%           0.85%           0.86%(c)          0.85%+            0.85%           0.85%
         1.22%+            1.21%           1.28%           1.24%             1.10%+            1.14%           1.07%
           95%              228%            149%            165%              105%              125%            153%
      $   583           $   733         $ 1,032          $1,061            $1,036           $ 1,273         $ 1,485

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Tax Free Bond Fund
--------------------------------------------------------------------------------

Several factors influenced the municipal bond market during the six months ended April 30, 2003. After leaving the targeted federal funds rate unchanged for the first ten months of 2002, the Federal Reserve reduced the targeted federal funds rate by 50 basis points to 1.25% in early November. In its statement, the Federal Open Market Committee noted that greater uncertainty and heightened geopolitical risks appeared to be inhibiting spending, production, and employment. The Committee expressed the belief that the rate cut would help the economy work its way through a soft spot.

The fixed-income markets traded in a broad range during the six-month period. Weaker job growth coupled with concern over an anticipated conflict with Iraq led to a "flight to safety" that reached a feverish pitch on March 13, 2003, when the Bond Buyer 20 Bond General Obligation Index(1) yielded 4.67%, just above the 35-year low of 4.66% it reached in October 2002. As troops assembled in Kuwait and hostilities with Iraq got underway, consumer confidence and equity prices improved while interest rates spiked higher. The Federal Reserve declined to lower the targeted federal funds rate or comment on the balance of risks to the economy in its meeting on March 18, 2003. Even so, the market's reaction suggested that investors were optimistic that an economic recovery might follow when the conflict in Iraq was concluded.

Faced with growing budget deficits and historically low interest rates, municipalities came to market with a record $370 billion in new issues during the twelve months ended April 30, 2003. For the first four months of 2003, issuance totaled $113 billion, the largest amount ever sold in the first four months of any year. Issuance is expected to remain strong throughout 2003, as municipalities continue to refinance outstanding debt and borrow to cover budget imbalances.

Although absolute returns were positive, municipals underperformed Treasuries because of the record supply and concerns about a substantial dividend tax cut. With yields on long municipals ending the period at 97% of the yield on long Treasury bonds--compared with a 10-year average of 88%--we believe that municipal bonds are attractive. Should the recent tightening of corporate bond spreads continue, we predict investors will find relative value in municipals, which may cause their yields to narrow relative to other sectors.

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse Tax Free Bond Fund No-Load Class shares returned 3.57%. The Fund outperformed the 3.32% return of the average Lipper(2) general municipal debt fund over the same period. The Fund underperformed the 3.59% return of the Lehman Brothers Municipal Bond Index(3) and the 3.86% return of the Tax Free Bond Composite Index(4) for the six months ended April 30, 2003.

STRATEGIC POSITIONING

Within the recent trading range, the Fund benefited by increasing its duration as yields neared their peak and by reducing duration when yields approached historically low levels. Specifically, the Fund began the six-month period with a shorter-duration posture just when a rapid reallocation out of bonds into equities caused a severe sell-off in the municipal market. We extended the portfolio's duration in early December when


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
A portion of income may be subject to state and local taxes or the Alternative Minimum Tax. The Fund may invest in derivatives, which may increase the volatility of the Fund's net assets and may result in a loss to the Fund.
1 The Bond Buyer 20 Bond General Obligation Index is an unmanaged index, which is an index of yields of 20 general obligation municipal bonds. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index that includes approximately 15,000 municipal bonds that are rated Baa or better by Moody's and have a maturity of at least two years. Bonds subject to the
  Alternative Minimum Tax or with floating or zero coupons are excluded. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4 The Tax Free Bond Composite Index is comprised of the Lehman Brothers(R)
  Municipal Bond Index and the Lehman Brothers(R) Municipal Insured Index weighted 50%/50%, respectively. The Lehman Brothers Municipal Insured Index includes all of the insured bonds in the Lehman Brothers Municipal Bond
 Index with a maturity of at least one year and a rating of Baa or better by
  Moody's. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

--------------------------------------------------------------------------------

geopolitical risks intensified and we came to believe that economic growth estimates seemed overly optimistic. The Fund benefited from the ensuing rally in the first two months of 2003, and again returned to a shorter duration posture in late February, when concerns over geopolitical risks intensified and we saw little room for yields to decline further.

The Fund's overweighted position in tobacco-settlement asset-backed securities detracted from performance as spreads widened in response to a $10 billion Illinois court decision entered against Phillip Morris. The decision further mandated that a bond for the full amount of the verdict plus interest ($12 billion) be filed with the court as a condition for appeal. At the end of March 2003, Moody's downgraded the tobacco settlement issue held in the Fund from A1 to A3,(5) while Fitch downgraded the securities from "A+" to "A-"(6) and Standard & Poor's followed with a downgrade from A to A-.(7)

On April 14, 2003, Philip Morris reached an agreement with the court that lowered the bonding requirement to a manageable level and allowed the company to make on-time payments to states participating in the Master Settlement Agreement
(MSA). Although spreads narrowed somewhat after the MSA payment, over the past six months spreads have widened significantly, perhaps in response to concerns about additional legal claims or because of Philip Morris's threat to declare bankruptcy if the bonding requirement were not reduced. In May, Fitch further reduced the securities to "BBB"(8) while Moody's and Standard & Poor's have left the securities on watch with negative implications.

Payments on the tobacco settlement securities are based upon cigarette shipments and are structured to survive the bankruptcy of a major tobacco company. A major assumption is that a tobacco manufacturer, even in bankruptcy, would want to affirm its participation in the MSA to avoid further litigation and enforcement actions by state governments. State laws requiring nonparticipating manufacturers to make payments to an escrow account in the same amount as the MSA payment, without the corresponding litigation protection is another compelling reason for manufacturers to affirm the MSA.

It is our opinion that the market has overreacted to the industry's litigation risks as 49 tobacco class action suits have been rejected by state and federal courts in 26 separate legal rulings. In a recent U.S. Supreme Court ruling regarding State Farm Insurance, the court decided there must be a relation between compensatory and punitive damages. We feel that this decision bolsters the tobacco companies' arguments in the appeal of a Florida class action suit known as Engle whereby punitive damages of $145 billion were awarded in the case prior to the determination of compensatory damages for the class. Should the judgment in the Engle case be reversed on appeal, we feel that spreads on tobacco bonds could tighten significantly. With these securities now trading at significantly higher yields than year-end 2002 levels, we continue to believe the securities offer attractive yields relative to their risk.

As of April 30, 2003, the Fund's weighting in industrial revenue bonds was slightly below



--------------------------------------------------------------------------------
5 Bonds that are rated A by Moody's Investors Service Inc. possess many favorable investment attributes and, in Moody's opinion, are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered by Moody's to be adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
6 Bonds rated "A" by Fitch are deemed to have high credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered by Fitch to be strong. In the opinion of
  Fitch, however, this capacity may nevertheless be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
  "+" or "-" may be appended to a Fitch rating to indicate relative status within certain major rating categories.
7 Debt rated A by Standard & Poor's is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong.
 Certain ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
8 Debt rated "BBB" by Fitch is deemed to have good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered by Fitch to be adequate, but in the opinion of Fitch, adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

--------------------------------------------------------------------------------

the 12% weighting in the Lehman Brothers Municipal Bond Index. On the same date, however, the Fund had a 5% weighting in the tobacco-settlement bonds versus a 2% weighting in the Index.

LOOKING AHEAD

Many states continue to face significant budget imbalances. According to a survey by the National Conference on State Legislators, a collective budgetary gap for fiscal 2003 is currently estimated at $21.5 billion. Even more startling, states face an estimated collective imbalance of $78.4 billion in fiscal 2004. With reserve funds depleted and so-called easy budget cuts already made, several states face difficult choices. They can either increase taxes, reduce spending further, or do both. At least 17 governors have proposed politically unpopular tax increases that may further impede economic growth. While many states will ultimately be forced to make difficult choices to bring their budgets in balance, we continue to avoid issuers, such as the State of California, where imbalances are particularly large.

With military action in Iraq essentially completed, we are continuing to monitor economic trends to assess whether the recent weakness in economic activity resulted primarily from geopolitical events or whether the reasons for the weakness were more broad based. Recent economic data has sent conflicting signals. Employment and manufacturing have not yet shown a significant pickup in activity. On the other hand, declining oil prices, firming equity and debt markets, and improving consumer confidence may help to foster a pickup in economic activity.

The inability of Treasuries to break out of their trading range may reflect the push-pull of conflicting viewpoints. With monetary policy remaining accommodative and Congress considering proposals for tax relief, we expect the economy to slowly gain momentum and growth to return to more robust levels over time. With the April Consumer Price Index rising just 2.2% on a year-over-year basis and the Federal Reserve indicating it could lower the federal funds rate further should inflation fall too rapidly, interest rates are likely to remain in a range near historically low levels until there are clear signs of stronger economic growth. We will be monitoring economic statistics such as industrial production, purchasing manager indices, and unemployment claims as well as inflation data for early warning signs of a strengthening economy.

Whatever the economy or markets may bring, the Fund will continue to seek to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

JOHN FITZGERALD
LAURIE WALTERS
Portfolio Managers
MacKay Shields LLC

                              $10,000 INVESTED IN
                       ECLIPSE TAX FREE BOND FUND VERSUS
                      LEHMAN BROTHERS MUNICIPAL BOND INDEX
                       AND TAX FREE BOND COMPOSITE INDEX
                              NO-LOAD CLASS SHARES

[ECLIPSE TAX FREE BOND FUND GRAPH]

                                                                            LEHMAN BROTHERS MUNICIPAL    TAX FREE BOND COMPOSITE
                                               ECLIPSE TAX FREE BOND FUND          BOND INDEX                     INDEX
                                               --------------------------   -------------------------    -----------------------
1/2/01                                                  10000.00                    10000.00                    10000.00
12/01                                                   10454.00                    10513.00                    10088.00
4/02                                                    11312.00                    11522.00                    10813.00
4/30/03                                                 11479.00                    11738.00                    11782.00

Source: Lipper Inc., 4/30/03

                     THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 1/2/01.

                                                TOTAL RETURNS(1)     AVERAGE ANNUAL TOTAL RETURNS(1)
                PERFORMANCE                   AS OF APRIL 30, 2003         AS OF APRIL 30, 2003
-----------------------------------------------------------------------------------------------------
                                              SIX-MONTH PERIOD       ONE YEAR      SINCE INCEPTION(2)
-----------------------------------------------------------------------------------------------------
Eclipse Tax Free Bond Fund No-Load Class              3.57%             7.10%             6.10%
Average Lipper general municipal debt
 fund(3)                                              3.32               7.25             5.86
Lehman Brothers Municipal Bond Index(4)               3.59               8.49             7.11
Tax Free Bond Composite Index(5)                      3.86               8.96             7.30

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

10 months ended October 31 2001                                                  6.45
Year ended October 31 2002                                                       4.12
Six months ended April 30 2003                                                   3.57

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1 Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

2 The Fund's inception date was 1/2/01.

3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4 The Lehman Brothers Municipal Bond Index is an unmanaged index that includes approximately 15,000 municipal bonds that are rated Baa or better by Moody's and have a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

5 The Tax Free Bond Composite Index is comprised of the Lehman Brothers(R)
  Municipal Bond Index and the Lehman Brothers(R) Municipal Insured Index weighted 50%/50%, respectively. The Lehman Brothers Municipal Insured Index includes all of the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and a rating of Baa or better by Moody's. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

LONG-TERM MUNICIPAL BONDS (80.0%)+
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------
CALIFORNIA (9.5%)
California State Department Water
 Resources
 Power Supply Revenue
 Series A
 5.50%, due 5/1/14...............  $1,000,000   $ 1,140,240
Golden State Tobacco
 Securitization Corp.
 California Tobacco Settlement
 Revenue
 Series 2003A-1
 6.625%, due 6/1/40..............     250,000       215,717
Oakland California General
 Obligation Measure K
 Series C
 5.90%, due 12/15/22.............   1,000,000     1,145,060
                                                -----------
                                                  2,501,017
                                                -----------
COLORADO (3.9%)
Colorado Health Facilities
 Authority Revenue
 6.625%, due 2/1/13 (d)..........   1,000,000     1,027,000
                                                -----------
FLORIDA (3.4%)
Oakstead Florida Community
 Development District Capital
 Improvement Revenue, Series B
 5.90%, due 5/1/07...............     500,000       504,690
Waterchase Community Development
 District Florida Capital
 Improvement Revenue, Series B
 5.90%, due 5/1/08...............     395,000       395,758
                                                -----------
                                                    900,448
                                                -----------
LOUISIANA (2.0%)
Lake Charles Louisiana
 Harbor & Terminal District
 Port Facilities Revenue,
 Truckline Long Co.
 7.75%, due 8/15/22 (d)..........     500,000       521,850
                                                -----------
MASSACHUSETTS (7.5%)
Massachusetts Bay
 Transportation
 Authority Massachusetts
 Sales Tax Revenue
 Series A
 5.25%, due 7/1/16 (d)...........   1,000,000     1,102,780
Massachusetts Educational
 Financing Authority, Education
 Loan Revenue
 Issue G--Series A
 4.50%, due 12/1/05 (b)..........     825,000       879,103
                                                -----------
                                                  1,981,883
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   ------------------------

MINNESOTA (0.9%)
Meadow Pointe III Community
 Development District Florida
 Capital Improvement Revenue,
 Series 2001-1
 5.90%, due 1/1/06...............  $  225,000   $   225,446
                                                -----------
MISSISSIPPI (2.8%)
Mississippi Home Corp.
 Single Family Revenue Mortgage,
 Series A-2
 4.70%, due 6/1/24 (b)(d)........     710,000       747,701
                                                -----------
NEVADA (1.0%)
Carson City Nevada
 Hospital Revenue Tahoe Hospital
 Project
 5.75%, due 9/1/31...............     250,000       255,748
                                                -----------
NEW JERSEY (9.9%)
Garden State Preservation Trust
 New Jersey
 Series A
 5.00%, due 11/1/21..............     500,000       530,415
New Jersey State Trust Fund
 Transportation Authority System,
 Series C
 5.50%, due 12/15/17.............   1,000,000     1,169,070
Tobacco Settlement Financing
 Corp. New Jersey
 6.125%, due 6/1/24..............   1,000,000       905,750
                                                -----------
                                                  2,605,235
                                                -----------
NEW YORK (10.3%)
Metropolitan Transportation
 Authority New York Dedicated Tax
 Fund
 Series A
 5.875%, due 4/1/25..............     500,000       590,235
New York City
 Series G
 5.625%, due 8/1/13 (d)..........   1,000,000     1,088,170
Triborough Bridge & Tunnel
 Authority New York Revenue
 5.00%, due 11/15/32 (d).........   1,000,000     1,026,320
                                                -----------
                                                  2,704,725
                                                -----------
NORTH CAROLINA (2.1%)
North Carolina Eastern Municipal
 Power Agency/System Revenue
 Series A
 5.50%, due 1/1/12 (d)...........     500,000       540,750
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

           LONG-TERM MUNICIPAL BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   ------------------------
PENNSYLVANIA (3.3%)
Pennsylvania Economic Development
 Financing Authority Exempted
 Facilities
 Revenue Amtrak Project
 Series A
 6.25%, due 11/1/31 (b)..........  $1,000,000   $   865,230
                                                -----------
PUERTO RICO (4.2%)
Puerto Rico Public Buildings
 Authority Revenue, Guaranty
 Government Facilities
 Series C
 5.25%, due 7/1/09 (d)...........   1,000,000     1,108,880
                                                -----------
TEXAS (14.4%)
Bryan Texas Waterworks & Sewer
 Revenue
 Refunding & Improvement
 5.375%, due 7/1/19 (d)..........   1,000,000     1,082,280
Harris County Texas Health
 Facility Development Corp.
 Hospital Revenue Memorial
 Hermann HealthCare
 Series A
 6.375%, due 6/1/29..............   1,000,000     1,080,900
 Saint Luke's Episcopal Hospital
 Series A
 5.375%, due 2/15/26 (d).........     500,000       511,370
San Antonio Texas
 Electric & Gas
 Series 2000
 5.00%, due 2/1/17 (d)...........   1,000,000     1,107,500
                                                -----------
                                                  3,782,050
                                                -----------
WISCONSIN (4.8%)
Badger Tobacco Asset
 Securitization Corp. Wisconsin
 6.125%, due 6/1/27..............     250,000       225,090
Wisconsin State Health &
 Educational Facilities Authority
 Revenue Wheaton Franciscan
 Services
 5.75%, due 8/15/25 (d)..........   1,000,000     1,035,870
                                                -----------
                                                  1,260,960
                                                -----------
Total Long-Term Municipal Bonds
 (Cost $20,293,330)..............                21,028,923
                                                -----------
CUMULATIVE PREFERRED STOCK (4.2%)
                                     SHARES        VALUE
                                   ------------------------
Charter Mac Equity Issuer Trust
 Series A-1
 7.10%, due 6/30/09 (a)(b).......   1,000,000   $ 1,110,260
                                                -----------
Total Cumulative Preferred Stock
 (Cost $1,024,286)...............                 1,110,260
                                                -----------
SHORT-TERM INVESTMENTS (14.7%)
                                    PRINCIPAL
                                       AMOUNT
                                   ----------
IDAHO (3.8%)
Idaho Health Facilities
 Authority Revenue
 Saint Luke's Medical Center
 1.28%, due 7/1/30 (c)...........  $1,000,000     1,000,000
                                                -----------
NEVADA (4.1%)
Clark County Nevada
 School District, Series B
 1.11%, due 6/15/21 (c)..........   1,075,000     1,075,000
                                                -----------
NEW YORK (3.4%)
Jay Street Project Development
 Corp.
 New York Courts Facility Lease
 Revenue, Series A-2
 1.26%, due 5/1/20 (c)...........     900,000       900,000
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

SHORT-TERM INVESTMENTS (CONTINUED)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                     -------------------
NORTH CAROLINA (3.4%)
University of North Carolina
 Hospital Chapel Hill Revenue
 Series A
 1.28%, due 2/15/31 (c)..........  $  900,000   $   900,000
                                                -----------
Total Short-Term Investments
 (Cost $3,875,000)...............                 3,875,000
                                                -----------
Total Investments
 (Cost $25,192,616) (e)..........        98.9%   26,014,183(f)
Cash and Other Assets, Less
 Liabilities.....................         1.1       292,763
                                   ----------   -----------
Net Assets.......................       100.0%  $26,306,946
                                   ==========   ===========

------------
(a)  May be sold to institutional investors only.
(b)  Interest on these securities is subject to alternative minimum tax.
(c) Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(d) Prerefunding Securities--issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f) At April 30, 2003 net unrealized appreciation was $821,567, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,044,389 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $222,822.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

TAX FREE BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $25,192,616)...............................  $26,014,183
 Cash..............................................       32,252
 Receivables:
   Investment securities sold......................    1,629,579
   Interest........................................      395,591
 Other assets......................................        7,251
                                                     -----------
       Total assets................................   28,078,856
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................    1,651,514
   Professional....................................       16,713
   Manager.........................................        5,385
   Variation margin on futures contracts...........        3,685
   Transfer agent..................................        2,162
   Custodian.......................................          857
 Accrued expenses..................................        1,381
 Dividend payable..................................       90,213
                                                     -----------
       Total liabilities...........................    1,771,910
                                                     -----------
 Net assets........................................  $26,306,946
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     2,513
 Additional paid-in capital........................   25,284,984
 Accumulated undistributed net investment income...       65,002
 Accumulated undistributed net realized gain on
   investments and futures contracts...............      132,880
 Net unrealized appreciation on investments and
   futures contracts...............................      821,567
                                                     -----------
 Net assets........................................  $26,306,946
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $26,306,946
                                                     ===========
 Shares of capital stock outstanding...............    2,512,912
                                                     ===========
 Net asset value per share outstanding.............  $     10.47
                                                     ===========


STATEMENT OF OPERATIONS
For the six months ended April 30, 2003
(Unaudited)


INVESTMENT INCOME:
 Income:
   Interest...........................................  $634,976
                                                        --------
 Expenses:
   Manager............................................    64,786
   Professional.......................................    17,403
   Registration.......................................     7,775
   Transfer agent.....................................     6,620
   Portfolio pricing..................................     5,759
   Director...........................................     2,941
   Custodian..........................................     2,507
   Shareholder communication..........................     1,367
   Miscellaneous......................................     7,371
                                                        --------
       Total expenses before reimbursement............   116,529
   Expense reimbursement from Manager.................   (32,306)
                                                        --------
       Net expenses...................................    84,223
                                                        --------
 Net investment income................................   550,753
                                                        --------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain from:
   Security transactions..............................   221,061
   Futures transactions...............................    56,907
                                                        --------
 Net realized gain on investments.....................   277,968
                                                        --------
 Net change in unrealized appreciation (depreciation)
   on investments:
   Security transactions..............................    65,571
   Futures transactions...............................    14,530
                                                        --------
 Net unrealized gain on investments...................    80,101
                                                        --------
 Net realized and unrealized gain on investments......   358,069
                                                        --------
 Net increase in net assets resulting from
   operations.........................................  $908,822
                                                        ========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX FREE BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the year ended October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $    550,753   $  1,186,958
    Net realized gain (loss) on investments and futures
     contracts..............................................       277,968        (98,349)
    Net change in unrealized appreciation (depreciation) on
     investments and futures contracts......................        80,101          4,763
                                                              ------------   ------------
    Net increase in net assets resulting from operations....       908,822      1,093,372
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................      (541,463)    (1,683,905)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................       386,648     10,206,351
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................         2,224        206,284
                                                              ------------   ------------
                                                                   388,872     10,412,635
    Cost of shares redeemed:
      No-Load Class.........................................      (361,331)   (10,152,742)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................        27,541        259,893
                                                              ------------   ------------
      Net increase (decrease) in net assets.................       394,900       (330,640)
NET ASSETS:
  Beginning of period.......................................    25,912,046     26,242,686
                                                              ------------   ------------
  End of period.............................................  $ 26,306,946   $ 25,912,046
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $     65,002   $     55,712
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                                  NO-LOAD CLASS
                                                              ------------------------------------------------------
                                                                 SIX MONTHS                         JANUARY 2, 2001*
                                                                   ENDED            YEAR ENDED          THROUGH
                                                              APRIL 30, 2003**   OCTOBER 31, 2002   OCTOBER 31, 2001
                                                              ----------------   ----------------   ----------------
Net asset value at beginning of period......................      $ 10.32            $ 10.50            $ 10.00
                                                                  -------            -------            -------
Net investment income.......................................         0.22               0.44(b)            0.36
Net realized and unrealized gain (loss) on investments......         0.15              (0.03)              0.28
                                                                  -------            -------            -------
Total from investment operations............................         0.37               0.41               0.64
                                                                  -------            -------            -------
Less dividends:
From net investment income..................................        (0.22)             (0.59)             (0.14)
                                                                  -------            -------            -------
Net asset value at end of period............................      $ 10.47            $ 10.32            $ 10.50
                                                                  =======            =======            =======
Total investment return.....................................         3.57%(a)           4.12%              6.45%(a)
Ratios (to average net assets)/Supplemental Data:
 Net investment income......................................         4.25%+             4.28%              4.31%+
 Net expenses...............................................         0.65%+             0.65%              0.65%+
 Expenses (before reimbursement)............................         0.90%+             0.82%              0.87%+
Portfolio turnover rate.....................................           36%               110%               204%
Net assets at end of period (in 000's)......................      $26,307            $25,912            $26,243

------------
 *  Commencement of Operations.
**  Unaudited.
 +  Annualized.
(a) Total return is not annualized.
(b) Per share data based on average shares outstanding during the period.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Ultra Short Duration Fund(1)
--------------------------------------------------------------------------------

The Federal Reserve lowered the targeted federal funds rate by 50 basis points on November 6, 2002. From that date through the end of April 2003, the Fed allowed interest rates to move with natural market forces.

During the six months ended April 30, 2003, the domestic financial markets had to contend with uncertainty stemming from the possibility--and later, the eventuality--of a coalition offensive in Iraq. The stock market remained volatile throughout the reporting period, dropping sharply between mid-January and early March. As it became increasingly clear that the mission of coalition forces was poised for success, equity and debt markets both strengthened. Although recent data on production and employment have been somewhat disappointing, other developments have been more positive, leading the Federal Reserve to suggest that an accommodative monetary policy and ongoing growth in productivity may foster an improving economic climate over time.

With the equity market experiencing ups and downs, the bond market enjoyed relatively strong performance, despite occasional volatility. As the labor market weakened and geopolitical uncertainty persisted, investors continued to move toward fixed-income investing. The Citigroup 1-Year Treasury Benchmark Index(2) finished the period at 0.97%.

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse Ultra Short Duration Fund returned 1.22% for No-Load Class shares and 1.11% for Service Class shares. Both share classes underperformed the 1.33% return of the average Lipper(3) ultra-short obligations fund over the same period. Both share classes outperformed the 0.97% return of the Citigroup 1-Year Treasury Benchmark Index for the six months ended April 30, 2003.

The Fund's No-Load Class shares were rated four stars overall out of 80 ultrashort bond funds by Morningstar(4) as of April 30, 2003. The Fund's No-Load Class shares were rated four-stars out of 80 ultrashort bond funds for the three-year period then ended and four stars out of 49 ultrashort bond funds for the five-year period then ended.

FUND STRATEGIES

As stated in the prospectus, the maximum duration of the Fund is 13 months. Although this means that total return will generally be lower than a portfolio with a longer duration, the Fund typically carries less intrinsic risk. The Fund does not generally engage in market timing or bond swapping. The Fund uses bottom-up credit analysis and purchases investment-grade securities, based primarily on their credit quality and duration. We seek to maintain a portfolio duration of approximately one year.

During the reporting period, corporate bonds in the Fund outperformed Treasury bonds. As corporate-bond defaults slowed, investors showed a greater tolerance for risk, and yield spreads generally tightened.

The Fund continues to hold a larger-than-usual Treasury-bill position in the portfolio because high-quality short-dated corporate bonds were difficult to find in a period when many corporate bonds faced deteriorating credit quality. The Fund purchased

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
(1) Effective December 16, 2002, the name of the Fund was changed from Eclipse Ultra Short Term Income Fund to Eclipse Ultra Short Duration Fund.
(2) The Citigroup 1-Year Treasury Benchmark Index (formerly the Salomon Smith Barney 1-Year Treasury Benchmark Index) is an unmanaged index consisting of a single one-year U.S. Treasury bond whose return is tracked until its maturity. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(3) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(4) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

--------------------------------------------------------------------------------

additional U.S. government agency bonds, based on their spreads relative to corporate bonds with minimal credit risk.

Since the Fund seeks to hold securities until their maturity or call date, if applicable, no bonds were sold during the reporting period.

LOOKING AHEAD

We will continue to maintain the duration of the Fund at approximately one year and will seek to purchase securities that will maintain the high quality of the Fund's portfolio.

Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income, capital preservation, and a relatively stable net asset value.

WESLEY G. MCCAIN
JOAN M. SABELLA
Portfolio Managers
New York Life Investment Management LLC

                 $10,000 INVESTED IN
ECLIPSE ULTRA SHORT DURATION FUND VERSUS
CITIGROUP 1-YEAR TREASURY
BENCHMARK INDEX


                              NO-LOAD CLASS SHARES
[INSTITUTIONAL CLASS SHARES GRAPH]

                                                              ECLIPSE ULTRA SHORT TERM INCOME       CITIGROUP 1-YEAR TREASURY
                                                                            FUND                         BENCHMARK INDEX
                                                              -------------------------------       -------------------------
12/27/94                                                                  10000.00                           10000.00
95                                                                        10783.00                           10809.00
96                                                                        11374.00                           11422.00
97                                                                        12081.00                           12121.00
98                                                                        12838.00                           12835.00
99                                                                        13367.00                           13381.00
00                                                                        14248.00                           14331.00
01                                                                        15150.00                           15345.00
02                                                                        15655.00                           15851.00
4/30/03                                                                   15768.00                           15939.00

                              $10,000 INVESTED IN
                    ECLIPSE ULTRA SHORT DURATION FUND VERSUS
                           CITIGROUP 1-YEAR TREASURY
                                BENCHMARK INDEX
                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                              ECLIPSE ULTRA SHORT TERM INCOME       CITIGROUP 1-YEAR TREASURY
                                                                            FUND                         BENCHMARK INDEX
                                                              -------------------------------       -------------------------
12/27/94                                                                  10000.00                           10000.00
95                                                                        10756.00                           10809.00
96                                                                        11329.00                           11422.00
97                                                                        12004.00                           12121.00
98                                                                        12725.00                           12835.00
99                                                                        13216.00                           13381.00
00                                                                        14053.00                           14331.00
01                                                                        14906.00                           15345.00
02                                                                        15367.00                           15851.00
4/30/03                                                                   15468.00                           15939.00

Source: Bloomberg, 4/30/03

 THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 12/27/94.

                                                           TOTAL RETURNS(1)         AVERAGE ANNUAL TOTAL RETURNS(1)
                      PERFORMANCE                        AS OF APRIL 30, 2003             AS OF APRIL 30, 2003
------------------------------------------------------------------------------------------------------------------------
                                                                                                          SINCE
                                                         SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS     INCEPTION(2)
------------------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Duration Fund No-Load Class                  1.22%            3.14%       5.05%           5.61%
Eclipse Ultra Short Duration Fund Service Class(2)               1.11             2.90        4.80            5.36
Average Lipper ultra-short obligations fund(3)                   1.33             2.44        4.68            5.32
Citigroup 1-Year Treasury Benchmark Index(4)                     0.97             2.98        5.23            5.75

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1995                                                                             7.83
1996                                                                             5.48
Year ended December 31 1997                                                      6.21
1998                                                                             6.27
1999                                                                             4.12
2000                                                                             6.59
10 months ended October 31 2001                                                  6.42
Year ended October 31 2002                                                       2.74
Six months ended April 30 2003                                                   1.22

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1 Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

2 Performance figures for the Service Class, first offered to the public on 7/1/02, include the historical performance of the No-Load Class from the Fund's inception on 12/27/94 through 6/30/02. Performance figures for these classes will vary after 6/30/02, based on differences in their expense structures.

3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4 The Citigroup 1-Year Treasury Benchmark Index (formerly the Salomon Smith
  Barney 1-Year Treasury Benchmark Index) is an unmanaged index consisting of a single one-year U.S. Treasury bond whose return is tracked until its maturity. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

ULTRA SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

              LONG-TERM INVESTMENTS (65.0%)+
              ASSET-BACKED SECURITIES (2.4%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------
CREDIT CARD RECEIVABLES (2.4%)
Associates Credit Card Trust
 Series 2000-1 Class A
 1.445%, due 5/17/06 (a).........  $  500,000   $   500,012
Discover Card Master Trust I
 Series 1999-5 Class A
 1.49%, due 12/18/06 (a).........     415,000       415,281
First USA Credit Card Master
 Trust
 Series 1997-2 Class A
 1.45%, due 1/17/07 (a)..........     150,000       150,024
MBNA Master Credit Card Trust
 Series 1997-C Class A
 1.42%, due 8/15/06 (a)..........     275,000       275,071
 Series 1997-J Class A
 1.43%, due 2/15/07 (a)..........     400,000       400,331
                                                -----------
Total Asset-Backed Securities
 (Cost $1,741,290)...............                 1,740,719
                                                -----------
CORPORATE BONDS (36.0%)
AEROSPACE & DEFENSE (0.9%)
Boeing Co. (The)
 6.35%, due 6/15/03..............     650,000       653,347
                                                -----------
BANKS (2.2%)
Bank of America Corp., Series I
 1.609%, due 10/22/04 (a)........     750,000       752,693
Golden West Financial Corp.
 6.00%, due 10/1/03..............     300,000       305,479
Wachovia Corp.
 6.70%, due 6/21/04..............     250,000       264,254
Wells Fargo & Co.
 6.625%, due 7/15/04.............     250,000       265,046
                                                -----------
                                                  1,587,472
                                                -----------
BEVERAGES (2.4%)
Anheuser-Busch Cos., Inc.
 6.75%, due 8/1/03...............     782,000       791,993
Coca-Cola Co. (The)
 4.00%, due 6/1/05...............     630,000       658,977
PepsiCo, Inc.
 4.50%, due 9/15/04..............     250,000       259,898
                                                -----------
                                                  1,710,868
                                                -----------
BIOTECHNOLOGY (0.4%)
Monsanto Co., Series D
 6.11%, due 2/3/05...............     300,000       321,591
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
Pitney Bowes, Inc.
 5.50%, due 4/15/04..............     795,000       825,045
                                                -----------
DIVERSIFIED FINANCIALS (9.2%)
American General Finance Corp.
 5.875%, due 12/15/05............     100,000       107,841

                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------

DIVERSIFIED FINANCIALS (CONTINUED)
Associates Corp. of North America
 1.60%, due 5/8/03 (a)...........  $  200,000   $   200,005
Beneficial Corp.
 Series I
 6.80%, due 9/15/03..............     250,000       254,665
Caterpillar Financial Services
 Corp.
 Series F
 5.72%, due 5/9/03...............     500,000       500,244
ChevronTexaco Corp.
 6.19%, due 7/9/03...............     150,000       151,278
Countrywide Home Loans, Inc.
 Series J
 5.25%, due 6/15/04..............     350,000       363,717
General Electric Capital Corp.
 Series A
 4.25%, due 1/28/05..............     800,000       835,679
 5.375%, due 4/23/04.............     200,000       207,590
Heller Financial, Inc.
 6.00%, due 3/19/04..............     495,000       514,516
Household Finance Corp.
 6.00%, due 5/1/04...............     103,000       107,250
 7.00%, due 8/1/03...............     206,000       208,759
International Lease Finance Corp.
 Series M
 5.50%, due 6/7/04...............     200,000       207,885
 6.75%, due 11/3/03..............     250,000       256,578
John Deere Capital Corp.
 Series D
 5.52%, due 4/30/04..............     500,000       519,697
Lehman Brothers Holdings, Inc.
 7.125%, due 9/15/03.............     150,000       153,122
Minnesota Mining & Manufacturing
 Co., Series C
 4.25%, due 9/1/04...............     750,000       777,094
Toyota Motor Credit Corp.
 5.625%, due 11/13/03............     525,000       536,903
Wells Fargo Financial, Inc.
 5.375%, due 9/30/03.............     250,000       254,085
Zeneca Wilmington, Inc.
 6.30%, due 6/15/03..............     570,000       573,165
                                                -----------
                                                  6,730,073
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
Ameritech Capital Funding Corp.
 6.30%, due 10/15/04.............     250,000       265,499
BellSouth Telecommunications,
 Inc.
 6.25%, due 5/15/03..............     300,000       300,417
 6.50%, due 6/15/05..............     200,000       218,504
Chesapeake Potomac Telephone
 Maryland, Inc.
 6.00%, due 5/1/03...............     500,000       500,000

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ULTRA SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

                CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Ohio Bell Telephone Co.
 6.125%, due 5/15/03.............  $  250,000   $   250,337
Southern New England Telephone
 Co.
 Series C
 6.125%, due 12/15/03............     295,000       303,647
                                                -----------
                                                  1,838,404
                                                -----------
ELECTRIC UTILITIES (0.7%)
Alabama Power Co., Series N
 4.875%, due 9/1/04..............     500,000       519,338
                                                -----------
FOOD PRODUCTS (1.1%)
Sara Lee Corp.
 Series A
 5.75%, due 9/3/03...............     250,000       253,182
 Series C
 6.00%, due 12/5/05..............     250,000       273,280
Unilever Capital Corp.
 6.75%, due 11/1/03..............     250,000       256,864
                                                -----------
                                                    783,326
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (1.1%)
Cardinal Health, Inc.
 4.45%, due 6/30/05..............     200,000       210,325
 6.50%, due 2/15/04..............     300,000       311,903
UnitedHealth Group, Inc.
 6.60%, due 12/1/03..............     300,000       308,378
                                                -----------
                                                    830,606
                                                -----------
HOTELS, RESTAURANTS & LEISURE (1.1%)
McDonald's Corp., Series G
 4.15%, due 2/15/05..............     500,000       520,350
 5.15%, due 7/1/04...............     250,000       259,925
                                                -----------
                                                    780,275
                                                -----------
HOUSEHOLD DURABLES (0.4%)
Stanley Works (The)
 5.75%, due 3/1/04...............     300,000       310,522
                                                -----------
HOUSEHOLD PRODUCTS (2.4%)
Colgate-Palmolive Co., Series C
 5.27%, due 12/1/03..............   1,000,000     1,022,542
Procter & Gamble Co. (The)
 5.25%, due 9/15/03..............     725,000       735,533
                                                -----------
                                                  1,758,075
                                                -----------
INSURANCE (1.4%)
American International Group,
 Inc.
 Series F
 3.20%, due 10/27/03.............     250,000       252,029
Marsh & McLennan Cos., Inc.
 6.625%, due 6/15/04.............     535,000       564,290
Progressive Corp. (The)
 6.60%, due 1/15/04..............     200,000       206,942
                                                -----------
                                                  1,023,261
                                                -----------

                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------

MEDIA (0.7%)
Gannett Co., Inc.
 4.95%, due 4/1/05...............  $  500,000   $   529,568
                                                -----------
MULTILINE RETAIL (0.7%)
Wal-Mart Stores, Inc.
 3.25%, due 9/29/03..............     250,000       251,996
 4.375%, due 8/1/03..............     215,000       216,588
                                                -----------
                                                    468,584
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (0.8%)
Cincinnati Gas & Electric Co.
 6.45%, due 2/15/04..............     150,000       155,742
Duke Energy Corp.
 6.125%, due 7/22/03.............     400,000       404,100
                                                -----------
                                                    559,842
                                                -----------
PERSONAL PRODUCTS (1.1%)
Gillette Co. (The)
 6.25%, due 8/15/03..............     790,000       801,111
                                                -----------
PHARMACEUTICALS (4.9%)
Abbott Laboratories
 5.60%, due 10/1/03..............     940,000       956,513
American Home Products Corp.
 5.875%, due 3/15/04.............     250,000       259,109
Bristol-Myers Squibb Co.
 4.75%, due 10/1/06..............     294,000       312,408
Merck & Co., Inc., Series E
 4.125%, due 1/18/05.............   1,000,000     1,038,110
Pfizer, Inc.
 3.625%, due 11/1/04.............   1,000,000     1,027,269
                                                -----------
                                                  3,593,409
                                                -----------
SOFTWARE (0.9%)
International Business Machines
 Corp.
 5.10%, due 11/10/03.............     265,000       270,328
 5.37%, due 9/22/03..............     365,000       370,569
                                                -----------
                                                    640,897
                                                -----------
Total Corporate Bonds (Cost
 $25,864,661)....................                26,265,614
                                                -----------
FEDERAL AGENCIES (26.6%)
FEDERAL FARM CREDIT BANK (8.4%)
 2.125%, due 8/15/05.............   1,000,000     1,006,869
 2.25%, due 9/1/06...............     500,000       497,713
 2.35%, due 12/27/04.............     500,000       500,922
 3.25%, due 10/15/07-11/20/07....   2,000,000     2,023,614
 3.80%, due 12/19/08.............     500,000       501,015
 3.875%, due 12/15/04............   1,000,000     1,038,168
 4.00%, due 12/24/07.............     500,000       508,730
                                                -----------
                                                  6,077,031
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

               FEDERAL AGENCIES (CONTINUED)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------
FEDERAL HOME LOAN BANK (10.0%)
 1.50%, due 6/17/04..............  $1,000,000   $ 1,000,363
 2.30%, due 3/10/06..............     500,000       501,116
 2.60%, due 12/13/05.............   1,000,000     1,000,895
 3.01%, due 10/16/06.............     500,000       503,358
 3.10%, due 1/24/07..............     500,000       503,974
 3.125%, due 11/6/06.............     500,000       500,118
 3.50%, due 4/22/08..............     500,000       501,291
 3.625%, due 10/15/04............     500,000       516,167
 4.00%, due 11/7/07..............     500,000       500,236
 4.125%, due 11/15/04............     500,000       520,282
 4.625%, due 8/13/04.............     250,000       260,484
 5.08%, due 10/20/03.............     225,000       229,123
 5.44%, due 10/15/03.............     500,000       509,713
 5.63%, due 9/2/03...............     250,000       253,750
                                                -----------
                                                  7,300,870
                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.0%)
 2.00%, due 11/25/05.............     500,000       500,661
 3.75%, due 12/26/07.............     250,000       250,960
                                                -----------
                                                    751,621
                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.6%)
 Series 1364 Class K
 5.00%, due 9/15/07..............     418,301       429,395
                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITY) (0.4%)
 5.00%, due 1/1/07...............     302,657       314,183
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.7%)
 2.00%, due 2/7/05...............     500,000       500,071
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.6%)
 Series 2002-11 Class QD
 5.00%, due 2/25/08..............     447,103       450,886
                                                -----------
STUDENT LOAN MORTGAGE ASSOCIATION (4.9%)
 1.521%, due 7/16/03 (a).........   1,000,000     1,000,540
 1.591%, due 8/27/04 (a).........     800,000       803,148
 1.70%, due 9/15/04..............     750,000       751,454
 2.04%, due 6/15/05..............   1,000,000     1,002,000
                                                -----------
                                                  3,557,142
                                                -----------
Total Federal Agencies (Cost
 $19,234,860)....................                19,381,199
                                                -----------
Total Long-Term Investments (Cost
 $46,840,811)....................                47,387,532
                                                -----------
SHORT-TERM INVESTMENTS (35.8%)
CORPORATE BONDS (2.0%)

BEVERAGES (0.2%)
Coca-Cola Co. (The)

                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------

 6.00%, due 7/15/03..............  $  100,000   $   100,905
                                                -----------
BUILDING PRODUCTS (0.4%)
Masco Corp.
 6.125%, due 9/15/03.............     300,000       304,612
                                                -----------
DIVERSIFIED FINANCIALS (0.7%)
International Lease Finance Corp.
 6.75%, due 11/3/03..............     500,000       513,156
                                                -----------
FOOD PRODUCTS (0.7%)
Archer-Daniels-Midland Co.
 6.25%, due 5/15/03..............     505,000       505,686
                                                -----------
Total Corporate Bonds (Cost
 $1,423,349).....................                 1,424,359
                                                -----------
U.S. GOVERNMENT (33.8%)
United States Treasury Bills
 1.07%, due 10/2/03..............   1,000,000       995,128
 1.09%, due 9/11/03..............   1,000,000       995,814
 1.11%, due 9/4/03...............   1,000,000       996,034
 1.12%, due 9/25/03..............   1,000,000       995,353
 1.14%, due 8/14/03-10/16/03.....   3,750,000     3,733,184
 1.15%, due 7/24/03-8/21/03......   2,500,000     2,492,791
 1.16%, due 8/7/03-8/28/03.......   2,000,000     1,993,192
 1.19%, due 5/1/03...............   1,000,000     1,000,000
 1.20%, due 7/10/03-7/17/03......   2,000,000     1,995,339
 1.21%, due 6/19/03..............   1,500,000     1,497,519
 1.215%, due 7/3/03..............   1,500,000     1,497,074
 1.22%, due 5/8/03-6/12/03.......   2,000,000     1,998,332
 1.23%, due 5/15/03-6/5/03.......   2,000,000     1,998,317
 1.26%, due 5/22/03-5/29/03......   2,500,000     2,497,783
                                                -----------
Total U.S. Government (Cost
 $24,685,361)....................                24,685,860
                                                -----------
Total Short-Term Investments
 (Cost $26,108,710)..............                26,110,219
                                                -----------
Total Investments (Cost
 $72,949,521) (b)................       100.8%   73,497,751(c)
Liabilities in Excess of
 Cash and Other Assets...........        (0.8)     (555,998)
                                   ----------    ----------
Net Assets.......................       100.0%  $72,941,753
                                   ==========   ===========

------------
(a) Floating rate. Rate shown is the rate in effect at April 30, 2003.
(b) The cost stated also represents the aggregate cost for federal income tax purposes.
(c) At April 30, 2003 net unrealized appreciation was $548,230, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $559,370 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $11,140.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ULTRA SHORT DURATION FUND
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $72,949,521)...............................  $73,497,751
 Receivables:
   Interest........................................      478,060
   Fund shares sold................................      116,200
   Manager.........................................        4,766
 Other assets......................................       16,717
                                                     -----------
       Total assets................................   74,113,494
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................    1,000,000
   Due to custodian................................       71,701
   Fund shares redeemed............................       51,051
   Professional....................................       30,313
   Transfer agent..................................        4,892
   Shareholder communication.......................        4,084
 Accrued expenses..................................        9,700
                                                     -----------
       Total liabilities...........................    1,171,741
                                                     -----------
 Net assets........................................  $72,941,753
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class...................................  $    72,254
   Service Class...................................          135
 Additional paid-in capital........................   72,636,061
 Accumulated undistributed net investment income...      128,793
 Accumulated net realized loss on investments......     (443,720)
 Net unrealized appreciation on investments........      548,230
                                                     -----------
 Net assets........................................  $72,941,753
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $72,805,436
                                                     ===========
 Shares of capital stock outstanding...............    7,225,363
                                                     ===========
 Net asset value per share outstanding.............  $     10.08
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $   136,317
                                                     ===========
 Shares of capital stock outstanding...............       13,525
                                                     ===========
 Net asset value per share outstanding.............  $     10.08
                                                     ===========


STATEMENT OF OPERATIONS
For the six months ended April 30, 2003
(Unaudited)


INVESTMENT INCOME:
 Income:
   Interest..........................................  $ 814,674
                                                       ---------
 Expenses:
   Manager...........................................    129,803
   Professional......................................     32,527
   Registration......................................     20,756
   Transfer agent....................................     16,545
   Portfolio pricing.................................      9,904
   Directors.........................................      6,233
   Shareholder communication.........................      3,751
   Custodian.........................................      3,721
   Miscellaneous.....................................      9,618
                                                       ---------
       Total expenses before
        reimbursement................................    232,858
   Expense reimbursement from Manager................   (167,294)
                                                       ---------
       Net expenses..................................     65,564
                                                       ---------
 Net investment income...............................    749,110
                                                       ---------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss on investments....................    (21,485)
 Net change in unrealized appreciation on
   investments.......................................     64,514
                                                       ---------
 Net realized and unrealized gain on investments.....     43,029
                                                       ---------
 Net increase in net assets resulting from
   operations........................................  $ 792,139
                                                       =========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

ULTRA SHORT DURATION FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the year ended October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    749,110   $  1,375,685
    Net realized loss on investments........................       (21,485)      (149,986)
    Net change in unrealized appreciation on investments....        64,514        339,112
                                                              ------------   ------------
    Net increase in net assets resulting from operations....       792,139      1,564,811
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................      (989,620)    (1,047,125)
      Service Class.........................................          (785)            (1)
                                                              ------------   ------------
        Total dividends to shareholders.....................      (990,405)    (1,047,126)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    13,966,158     66,525,199
      Service Class.........................................       131,450         13,675
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................       201,690        210,606
      Service Class.........................................           785              1
                                                              ------------   ------------
                                                                14,300,083     66,749,481
    Cost of shares redeemed:
      No-Load Class.........................................    (3,325,323)   (24,150,139)
      Service Class.........................................        (8,463)          (998)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................    10,966,297     42,598,344
                                                              ------------   ------------
      Net increase in net assets............................    10,768,031     43,116,029
NET ASSETS:
  Beginning of period.......................................    62,173,722     19,057,693
                                                              ------------   ------------
  End of period.............................................  $ 72,941,753   $ 62,173,722
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $    128,793   $    370,088
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ULTRA SHORT DURATION FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                      NO-LOAD CLASS
                               ------------------------------------------------------------
                                  SIX MONTHS                           JANUARY 1, 2001
                                     ENDED            YEAR ENDED           THROUGH
                               APRIL 30, 2003***   OCTOBER 31, 2002   OCTOBER 31, 2001*
                               -----------------   ----------------   -----------------
Net asset value at beginning
 of period...................       $ 10.11            $ 10.04             $  9.81
                                    -------            -------             -------
Net investment income........          0.12(a)            0.24                0.43(c)
Net realized and unrealized
 gain (loss) on investments..           --                0.03                0.19(c)
                                    -------            -------             -------
Total from investment
 operations..................          0.12               0.27                0.62
                                    -------            -------             -------
Less dividends:
From net investment income...         (0.15)             (0.20)              (0.39)
                                    -------            -------             -------
Net asset value at end of
 period......................       $ 10.08            $ 10.11             $ 10.04
                                    =======            =======             =======
Total investment return......          1.22%(b)           2.74%               6.42%(b)
Ratios (to average net
 assets)/ Supplemental Data:
 Net investment income.......          2.31%+             2.70%               5.38%+(c)
 Net expenses................          0.20%+             0.20%               0.20%+
 Expenses (before
   reimbursement)............          0.72%+             0.69%               1.32%+
Portfolio turnover rate......             9%                22%                 49%
Net assets at end of period
 (in 000's)..................       $72,805            $62,161             $19,058

                                                 NO-LOAD CLASS
                               -------------------------------------------------
                                            YEAR ENDED DECEMBER 31
                               -------------------------------------------------
                                2000          1999          1998          1997
                               -------       -------       -------       -------
Net asset value at beginning
 of period...................  $  9.81       $ 10.03       $ 10.00       $ 10.03
                               -------       -------       -------       -------
Net investment income........     0.63          0.63          0.59          0.64
Net realized and unrealized
 gain (loss) on investments..      --          (0.22)         0.03         (0.03)
                               -------       -------       -------       -------
Total from investment
 operations..................     0.63          0.41          0.62          0.61
                               -------       -------       -------       -------
Less dividends:
From net investment income...    (0.63)        (0.63)        (0.59)        (0.64)
                               -------       -------       -------       -------
Net asset value at end of
 period......................  $  9.81       $  9.81       $ 10.03       $ 10.00
                               =======       =======       =======       =======
Total investment return......     6.59%         4.12%         6.27%         6.21%
Ratios (to average net
 assets)/ Supplemental Data:
 Net investment income.......     6.30%         6.11%         6.20%         6.61%
 Net expenses................     0.21%#        0.12%#        0.05%#        0.00%#
 Expenses (before
   reimbursement)............     0.72%         0.65%         0.90%         0.82%
Portfolio turnover rate......       45%           44%           36%           45%
Net assets at end of period
 (in 000's)..................  $ 6,864       $ 7,693       $ 8,721       $ 5,393

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
***  Unaudited.
 +   Annualized.
 #   Includes custodian fees paid indirectly which amounted to
     0.01%, 0.00%, less than 0.01%, 0.00% and less than 0.01% of average net assets, respectively.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the ten months
     ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  NO-LOAD
                                                                   CLASS
                                                                  -------
Decrease net investment income..............................      ($0.01)
Increase net realized and unrealized gains and losses.......        0.01
Decrease ratio of net investment income.....................       (0.36%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                SERVICE CLASS
     ------------------------------------
        SIX MONTHS        JULY 1, 2002**
           ENDED             THROUGH
     APRIL 30, 2003***   OCTOBER 31, 2002
     -----------------   ----------------
         $  10.11            $  10.04
         --------            --------
             0.10(a)             0.05
             0.01                0.06
         --------            --------
             0.11                0.11
         --------            --------
            (0.14)              (0.04)
         --------            --------
         $  10.08            $  10.11
         ========            ========
             1.11%(b)            1.13%(b)
             2.06%+              2.45%+
             0.45%+              0.45%+
             0.97%+              0.94%+
                9%                 22%
         $    136            $     13

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Asset Manager Fund
--------------------------------------------------------------------------------

U.S. domestic equities were highly volatile during the six months ended April 30, 2003. Stocks fell following the Federal Reserve's decision in early November 2002 to lower the targeted federal funds rate by 50 basis points. Later in the month, stocks rallied, but the market lost its momentum in December, then rallied again at the beginning of 2003.

From mid-January through early March 2003, the stock market tumbled as geopolitical concerns drove consumer confidence and consumer expectations lower. As coalition troops amassed in Kuwait and the "shock and awe" campaign got underway, the stock market rose sharply, with the Dow Jones Industrial Average(1) rising almost 1,000 points between March 11 and March 21, 2003. The market dropped briefly as coalition setbacks captured the headlines, but from the end of March through the end of April, stocks continued to advance as news from the war front became increasingly encouraging.

Stock market performance generally tracked the level of consumer confidence during the reporting period. Although the U.S. gross domestic product advanced during the period, businesses appeared reticent to spend or hire as long as oil prices and the geopolitical situation remained uncertain.

International markets were affected not only by the conflict in Iraq, but also by health concerns that had a decidedly negative impact on Asian markets. The European region also faced setbacks when several nations faced leading-index declines.(2) The European Central Bank's easing of interest rates in the first quarter of 2003 was a positive move but the strengthening euro diminished its overall impact.

U.S. bond markets have generally benefited from stock market volatility. As uncertainty drove the stock market lower, demand for fixed-income securities increased, pushing bond prices higher. With the recent rally in equities, however, bond prices have fallen off. This trend is evident from a comparison of the S&P 500 Index(3) return of 8.24% for the month of April 2003 with the Citigroup BIG Bond Index(4) return of 0.88% for the same month.

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse Asset Manager Fund returned 3.44% for No-Load Class shares and 3.27% for Service Class shares. Both share classes underperformed the 3.88% return of the average Lipper(5) flexible portfolio fund over the same period. Both share classes also underperformed the 4.26% return of the Fund's composite benchmark(6) for the six months ended April 30, 2003.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
(1) The Dow Jones Industrial Average is an unmanaged, price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms. An investment cannot be made directly into an index or average.
(2) As reported by The Conference Board.
(3) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(4) The Citigroup Broad Investment Grade (BIG) Bond Index--the Citigroup BIG Bond Index--is an unmanaged index that is considered representative of the
  U.S. bond market. Results assume reinvestment of all income and capital gains.
    An investment cannot be made directly into an index. The Citigroup BIG
  Bond Index was formerly known as the Salomon Smith Barney Broad Investment
    Grade (BIG) Bond Index.
(5) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(6) The Asset Manager Composite Index is an unmanaged index that is comprised of the S&P 500(R) Index, the Citigroup BIG Bond Index, and the Citigroup
  1-Month T-Bill Index weighted 60%/30%/10% respectively. Results assume reinvestment of all income and capital gains. For the six-month reporting period, the S&P 500 Index returned 4.48%, the Citigroup BIG Bond Index returned 4.41%, and the Citigroup 1-Month T-Bill Index returned 1.76%. An investment cannot be made directly into an index or composite.

--------------------------------------------------------------------------------

As of April 30, 2003, No-Load Class shares of Eclipse Asset Manager Fund were rated four stars overall by Morningstar(7) out of 742 domestic hybrid funds. The Fund's No-Load Class shares were rated four stars out of 742 domestic hybrid funds for the three-year period then ended, three stars out of 588 domestic hybrid funds for the five-year period then ended, and four stars out of 160 domestic hybrid funds for the 10-year period ended April 30, 2003.

ALLOCATION DECISIONS AND SECTOR SPECIFICS

During the six-month reporting period, the Fund had an average allocation of 53.5% to equities, 36.5% to bonds, and 10% to cash investments. Within the equity allocation, U.S. equities were underweighted relative to the Fund's composite benchmark to 40.4%, and international equities were overweighted to 13.1%.

Among the asset classes in which the Fund is able to invest, the one with the greatest positive return for the reporting period was real estate investment trusts (REITs), which returned +11.11%.(8) The Fund's allocation to REITs, although limited by the Fund's allocation parameters, had a positive impact on the Fund's performance.

The Fund's decision to underweight U.S. large-cap stocks and to overweight small-and mid-cap stocks detracted from the Fund's performance, since the small- and mid-cap companies in the respective indices in which the Fund invests generally did not fare as well during the reporting period as the large-cap stocks in which the Fund could invest.

The international equity markets to which the Fund had exposure (through investments in foreign futures) had mixed results. The best performers were Canada (+7.59%), Spain (+5.70%), and Italy (+2.21%), all in local currency terms. The worst-performing international markets in which the Fund invested were Hong Kong (-7.67%), Japan (-6.94%), and Germany (-6.69%), also in local currency terms. The Fund's overweighted positions in Germany and Hong Kong also detracted from the Fund's performance.

The Fund had a substantial position in large-cap equities that would have benefited the Fund if it had been invested in the S&P 500 Index during the entire reporting period. Beginning on January 1, 2003, however, the Fund invested its large-cap stock allocation in an actively managed enhanced index fund strategy, which underperformed the S&P 500 Index for the first four months of 2003. As a result, the Fund's large-cap equity allocation detracted from the Fund's performance for the reporting period.

LOOKING AHEAD

The economic outlook for the U.S. and the world is still open to wide interpretation. Although major combat operations in Iraq have ended, there remains much work to be done to restore peaceful conditions in Iraq and elsewhere. The United States still faces a major budget deficit and disappointing readings on production and employment.

Whatever the global economy or the markets may bring, the Fund will continue to seek to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed-income securities, and money-market investments.

ELIAS BELESSAKOS, PH.D.
JEFFERSON C. BOYCE
Portfolio Managers
New York Life Investment Management LLC

--------------------------------------------------------------------------------
(7) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.
(8) Returns for individual sectors and markets reflect major unmanaged indices considered representative of the specific sectors or markets. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                              $10,000 INVESTED IN
                       ECLIPSE ASSET MANAGER FUND VERSUS
                       ASSET MANAGER COMPOSITE INDEX AND
                            CITIGROUP BIG BOND INDEX
                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES GRAPH]

                                                    Eclipse Asset Manager Fund   Asset Manager Composite Index
4/30/93                                                                 10000                           10000
94                                                                      10506                           10382
95                                                                      13323                           11738
96                                                                      15476                           14179
97                                                                      19606                           16675
98                                                                      23784                           21308
99                                                                      26597                           24680
00                                                                      26926                           26442
01                                                                      25529                           25447
02                                                                      22540                           24163
4/30/03                                                                 23153                           23035

                                                    Citigroup BIG Bond Index
4/30/93                                                                10000
94                                                                     10099
95                                                                     10831
96                                                                     11758
97                                                                     12604
98                                                                     13988
99                                                                     14870
00                                                                     15044
01                                                                     16905
02                                                                     18232
4/30/03                                                                20137

                              $10,000 INVESTED IN
                       ECLIPSE ASSET MANAGER FUND VERSUS
                       ASSET MANAGER COMPOSITE INDEX AND
                            CITIGROUP BIG BOND INDEX
                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                                             ASSET MANAGER COMPOSITE
                                               ECLIPSE ASSET MANAGER FUND             INDEX             CITIGROUP BIG BOND INDEX
                                               --------------------------    -----------------------    ------------------------
4/30/93                                                 10000.00                    10000.00                    10000.00
94                                                      10348.00                    10382.00                    10099.00
95                                                      13001.00                    11738.00                    10831.00
96                                                      14964.00                    14179.00                    11758.00
97                                                      18775.00                    16675.00                    12604.00
98                                                      22586.00                    21308.00                    13988.00
99                                                      25032.00                    24680.00                    14870.00
00                                                      25123.00                    26442.00                    15044.00
01                                                      23595.00                    25447.00                    16905.00
02                                                      20624.00                    24163.00                    18232.00
4/30/03                                                 22607.00                    23035.00                    20137.00

                              $10,000 INVESTED IN
                       ECLIPSE ASSET MANAGER FUND VERSUS
                       ASSET MANAGER COMPOSITE INDEX AND
                            CITIGROUP BIG BOND INDEX
                                 CLASS L SHARES
[L CLASS SHARES GRAPH]

                                                    Eclipse Asset Manager Fund   Asset Manager Composite Index
4/30/93                                                                 10000                           10000
94                                                                      10463                           10382
95                                                                      13257                           11738
96                                                                      15363                           14179
97                                                                      19404                           16675
98                                                                      23479                           21308
99                                                                      26186                           24680
00                                                                      26440                           26442
01                                                                      25024                           25447
02                                                                      22048                           24163
4/30/03                                                                 20897                           23035

                                                    Citigroup BIG Bond Index
4/30/93                                                                10000
94                                                                     10099
95                                                                     10831
96                                                                     11758
97                                                                     12604
98                                                                     13988
99                                                                     14870
00                                                                     15044
01                                                                     16905
02                                                                     18232
4/30/03                                                                20137

[NO-LOAD CLASS SHARES GRAPH]
Source: Lipper Inc. and Bloomberg, 4/30/03


THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/93 AND, FOR CLASS L SHARES, REFLECT THE DEDUCTION OF ALL SALES CHARGES THAT WOULD HAVE APPLIED FOR THE PERIOD OF INVESTMENT.

                                                      TOTAL RETURNS(1)     AVERAGE ANNUAL TOTAL RETURNS(1)
                   PERFORMANCE                      AS OF APRIL 30, 2003         AS OF APRIL 30, 2003
-----------------------------------------------------------------------------------------------------------
                                                    SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund No-Load Class                    3.44%            -7.58%      1.22%       8.76%
Eclipse Asset Manager Fund Service Class(2)                 3.27             -7.86       0.96        8.50
Eclipse Asset Manager Fund Class L (without sales
 charges)(3)                                                2.95             -8.53       0.30        7.76
Eclipse Asset Manager Fund Class L (with sales
 charges)(3)                                                0.93            -10.34       0.09        7.65
Average Lipper flexible portfolio fund(4)                   3.88             -8.11      -0.33        6.74
Citigroup Broad Investment Grade Bond Index(5)              4.41             10.45       7.56        7.25
Asset Manager Composite Index(6)                            4.26             -4.67       1.57        8.70

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1993                                                                              8.79
1994                                                                             -0.86
Year ended December 31 1995                                                      26.81
1996                                                                             16.16
1997                                                                             26.69
1998                                                                             21.31
10 months ended October 31 1999                                                   5.58
Year ended October 31 2000                                                       11.18
Year ended October 31 2001                                                      -12.12
Year ended October 31 2002                                                       -8.78
Six months ended April 30 2003                                                    3.44

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1 Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares. Class L shares are subject to a 1% sales charge and a contingent deferred sales charge (CDSC) of 1% if redeemed within one year of purchase.

(2) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

(3) Performance figures for Class L shares, first offered to the public on 12/30/02, include the historical performance of the No-Load Class shares from the Fund's inception on 1/2/91 up to 12/30/02, including the applicable .75% distribution fee and .25% service fee.

(4) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

(5) The Citigroup Broad Investment Grade (BIG) Bond Index--the Citigroup BIG Bond Index--is an unmanaged index that is considered representative of the U.S. bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index. The Citigroup BIG Bond Index was formerly known as the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index.

(6) The Asset Manager Composite Index is an unmanaged index that is comprised of the S&P 500(R) Index, the Citigroup BIG Bond Index, and the Citigroup 1-Month T-Bill Index weighted 60%/30%/10%, respectively. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index or composite.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

LONG-TERM BONDS (24.2%)+
CORPORATE BONDS (6.6%)
                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------
AEROSPACE & DEFENSE (0.7%)
Boeing Capital Corp.
 5.75%, due 2/15/07............  $   250,000   $    265,074
Honeywell International, Inc.
 7.50%, due 3/1/10.............      100,000        120,780
United Technologies Corp.
 6.35%, due 3/1/11.............    2,000,000      2,289,390
                                               ------------
                                                  2,675,244
                                               ------------
AUTOMOBILES (0.1%)
Daimler-Benz of North America
 Corp., Series A
 7.375%, due 9/15/06...........      250,000        278,620
                                               ------------
BANKS (0.6%)
Bank of America Corp.
 3.875%, due 1/15/08...........      500,000        515,091
Bank One Corp., Series A
 6.00%, due 2/17/09............      250,000        276,902
FleetBoston Financial Corp.
 7.25%, due 9/15/05............      250,000        278,655
JP Morgan Chase & Co.
 5.75%, due 1/2/13.............      250,000        265,629
U.S. Bancorp., Series N
 3.95%, due 8/23/07............      250,000        257,778
Wachovia Bank North America
 4.85%, due 7/30/07............      250,000        267,130
Wells Fargo Bank of North
 America
 6.45%, due 2/1/11.............      250,000        286,852
                                               ------------
                                                  2,148,037
                                               ------------
BEVERAGES (0.5%)
Coca-Cola Enterprises, Inc.
 7.00%, due 5/15/98............    1,650,000      1,927,149
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (0.0%) (B)
Cendant Corp.
 6.25%, due 1/15/08............      100,000        106,809
                                               ------------
COMPUTERS & PERIPHERALS (0.1%)
International Business Machines
 Corp.
 4.25%, due 9/15/09............      250,000        260,347
                                               ------------
DIVERSIFIED FINANCIALS (1.7%)
American General Finance Corp.,
 Series H
 4.50%, due 11/15/07...........      250,000        261,187
Bear Stearns Cos., Inc. (The)
 5.70%, due 1/15/07............      250,000        273,067
CIT Group, Inc.
 5.50%, due 11/30/07...........      250,000        264,244
Citigroup, Inc.
 3.50%, due 2/1/08.............      500,000        504,980
 5.875%, due 2/22/33...........      250,000        256,574


                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------
Credit Suisse First Boston USA,
 Inc.
 4.625%, due 1/15/08...........  $   250,000   $    262,094
Ford Motor Credit Co.
 6.50%, due 1/25/07............      750,000        766,645
General Electric Capital Corp.
 6.00%, due 6/15/12............      500,000        551,735
 6.75%, due 3/15/32............      250,000        289,297
General Motors Acceptance Corp.
 6.125%, due 8/28/07...........      250,000        259,604
 8.00%, due 11/1/31............      250,000        260,384
Goldman Sachs Group, Inc. (The)
 5.70%, due 9/1/12.............      250,000        266,274
Household Finance Corp.
 5.75%, due 1/30/07............      500,000        543,316
John Deere Capital Corp.
 3.90%, due 1/15/08............      250,000        255,125
Lehman Brothers Holdings, Inc.
 7.00%, due 2/1/08.............      250,000        287,185
Merrill Lynch & Co., Inc.
 Series B
 4.00%, due 11/15/07...........      250,000        256,311
Morgan Stanley
 6.60%, due 4/1/12.............      250,000        283,016
National Rural Utilities
 Cooperative Finance Corp.
 5.75%, due 8/28/09............      250,000        271,233
                                               ------------
                                                  6,112,271
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
BellSouth Corp.
 6.00%, due 10/15/11...........      250,000        277,802
British Telecommunications PLC
 7.875%, due 12/15/05..........      250,000        283,405
Deutsche Telekom International
 Finance
 8.50%, due 6/15/10............      250,000        301,338
France Telecom S.A.
 8.70%, due 3/1/06.............      250,000        283,919
GTE South, Inc., Series C
 6.00%, due 2/15/08............      500,000        552,034
SBC Communications, Inc.
 5.75%, due 5/2/06.............      250,000        273,318
Sprint Capital Corp.
 6.125%, due 11/15/08..........      250,000        255,000
                                               ------------
                                                  2,226,816
                                               ------------
ELECTRIC UTILITIES (0.1%)
Peco Energy Co.
 3.50%, due 5/1/08.............      100,000        100,952
Progress Energy, Inc.
 7.10%, due 3/1/11.............      100,000        114,998
                                               ------------
                                                    215,950
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                      AMOUNT          VALUE
                                 -------------------------
FOOD & DRUG RETAILING (0.0%) (B)
Kroger Co. (The)
 8.05%, due 2/1/10.............  $   100,000   $    117,848
                                               ------------
FOREIGN GOVERNMENTS (0.9%)
Province of Ontario
 5.50%, due 10/1/08............      250,000        277,436
Province of Quebec
 6.125%, due 1/22/11...........    1,800,000      2,049,296
Republic of Italy, Series DTC
 5.625%, due 6/15/12...........      500,000        555,535
United Mexican States
 6.375%, due 1/16/13...........      500,000        523,750
                                               ------------
                                                  3,406,017
                                               ------------
GAS UTILITIES (0.0%) (B)
Kinder Morgan Energy Partners,
 L.P.
 5.35%, due 8/15/07............      100,000        107,326
                                               ------------
HOUSEHOLD PRODUCTS (0.0%) (B)
Procter & Gamble Co. (The)
 4.75%, due 6/15/07............      100,000        107,153
                                               ------------
INDUSTRIAL CONGLOMERATES (0.0%) (B)
Tyco International Group S.A.
 6.125%, due 1/15/09...........      100,000         98,250
                                               ------------
INSURANCE (0.4%)
Ambac Financial Group, Inc.
 9.375%, due 8/1/11............    1,000,000      1,269,954
Axa Group
 8.60%, due 12/15/30...........      100,000        120,441
                                               ------------
                                                  1,390,395
                                               ------------
MEDIA (0.3%)
AOL Time Warner, Inc.
 7.625%, due 4/15/31...........      250,000        275,701
Comcast Cable Communications,
 Inc.
 6.75%, due 1/30/11............      250,000        275,938
Cox Enterprises, Inc.
 7.875%, due 9/15/10 (c).......      100,000        117,671
Viacom, Inc.
 7.70%, due 7/30/10............      250,000        303,222
                                               ------------
                                                    972,532
                                               ------------
METALS & MINING (0.1%)
Alcoa, Inc.
 4.25%, due 8/15/07............      250,000        261,017
                                               ------------
MULTILINE RETAIL (0.1%)
Sears Roebuck Acceptance Corp.
 6.25%, due 5/1/09.............      100,000        105,971
Target Corp.
 5.375%, due 6/15/09...........      100,000        108,403


                                   PRINCIPAL
                                      AMOUNT          VALUE
                                 -------------------------
MULTILINE RETAIL (CONTINUED)
Wal-Mart Stores, Inc.
 4.55%, due 5/1/13.............  $   250,000   $    253,002
                                               ------------
                                                    467,376
                                               ------------
OIL & GAS (0.1%)
Conoco Funding Co.
 6.35%, due 10/15/11...........      250,000        283,313
                                               ------------
PHARMACEUTICALS (0.1%)
Bristol-Myers Squibb Co.
 4.75%, due 10/1/06............      250,000        265,653
Wyeth
 7.90%, due 2/15/05............      100,000        110,227
                                               ------------
                                                    375,880
                                               ------------
ROAD & RAIL (0.1%)
Burlington Northern Santa Fe
 Corp.
 7.125%, due 12/15/10..........      100,000        117,695
Norfolk Southern Corp.
 6.75%, due 2/15/11............      100,000        114,231
                                               ------------
                                                    231,926
                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
AT&T Wireless Services, Inc.
 7.875%, due 3/1/11............      100,000        115,210
Vodafone Group PLC
 7.75%, due 2/15/10............      100,000        120,821
                                               ------------
                                                    236,031
                                               ------------
Total Corporate Bonds (Cost
 $22,789,167)..................                  24,006,307
                                               ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (17.6%)
FEDERAL HOME LOAN BANK (1.6%)
 1.625%, due 4/15/05...........    4,000,000      4,000,064
 2.75%, due 3/14/08............    2,000,000      1,979,856
                                               ------------
                                                  5,979,920
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.1%)
 2.75%, due 3/15/08............    3,000,000      2,973,819
 6.25%, due 7/15/32............    1,000,000      1,153,411
                                               ------------
                                                  4,127,230
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD (MORTGAGE
 PASS-THROUGH SECURITIES) (3.4%)
 5.50%, due 12/1/17-1/1/18.....    2,000,198      2,079,730
 6.00%, due 5/1/16-1/1/28......    2,358,056      2,463,676
 6.50%, due 2/1/27-6/1/32......    4,535,848      4,738,220
 7.00%, due 3/1/26-7/1/32......    1,569,091      1,655,905
 7.50%, due 7/1/11-5/1/32......    1,093,305      1,167,031
 7.75%, due 10/1/07............      107,768        114,793
 8.00%, due 10/1/11-11/1/11....      131,965        143,589
                                               ------------
                                                 12,362,944
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
                                   PRINCIPAL
                                      AMOUNT          VALUE
                                 -------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
PASS-THROUGH SECURITIES) (3.8%)
 5.00%, due 5/19/18 TBA (d)....  $ 2,000,000   $  2,060,624
 5.50%, due 5/14/33 TBA (d)....    3,000,000      3,081,564
 6.00%, due 6/12/03 TBA (d)....    5,000,000      5,189,060
 6.50%, due 11/1/03-7/1/29.....    1,497,390      1,563,423
 7.00%, due 10/1/03-7/1/30.....      778,455        821,814
 7.50%, due 7/1/11-10/1/15.....      736,618        790,232
 8.00%, due 7/1/09-11/1/11.....      216,672        233,231
 8.50%, due 6/1/26-10/1/26.....       48,603         52,989
 9.00%, due 6/1/26-9/1/26......       70,587         78,029
                                               ------------
                                                 13,870,966
                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (1.6%)
 6.00%, due 5/21/33 TBA (d)....    1,000,000      1,045,312
 6.50%, due 4/15/29-7/15/32....    2,011,775      2,116,489
 7.00%, due 7/15/11-6/15/28....    1,314,686      1,402,741
 7.50%, due 3/15/26-10/15/30...      847,384        905,458
 8.00%, due 8/15/26-10/15/26...      142,870        155,591
 8.50%, due 11/15/26...........       80,674         87,860
 9.00%, due 11/15/26...........        9,223         10,208
                                               ------------
                                                  5,723,659
                                               ------------
RESOLUTION FUNDING CORPORATION (0.5%)
 (zero coupon), due 10/15/10...    2,600,000      1,959,272
                                               ------------
UNITED STATES TREASURY BONDS (1.3%)
 5.25%, due 2/15/29............    2,650,000      2,789,228
 5.375%, due 2/15/31...........    1,000,000      1,091,172
 11.875%, due 11/15/03.........      700,000        740,004
                                               ------------
                                                  4,620,404
                                               ------------
UNITED STATES TREASURY NOTES (4.3%)
 4.625%, due 5/15/06...........    3,000,000      3,231,444
 4.75%, due 11/15/08...........    2,000,000      2,174,766
 4.875%, due 2/15/12...........    1,000,000      1,084,141
 5.75%, due 8/15/03............    2,300,000      2,330,907
 6.00%, due 8/15/04............    4,400,000      4,669,157
 7.00%, due 7/15/06............    2,100,000      2,417,707
                                               ------------
                                                 15,908,122
                                               ------------
Total U.S. Government & Federal
 Agencies (Cost $61,532,524)...                  64,552,517(f)
                                               ------------
Total Long-Term Bonds (Cost
 $84,321,691)..................                  88,558,824
                                               ------------
COMMON STOCKS (57.5%)
                                   SHARES
                                 -----------
AEROSPACE & DEFENSE (0.3%)
AAR Corp. .....................        1,054          4,089
Aeroflex, Inc. (a).............        1,851          9,958
Alliant Techsystems, Inc.
 (a)...........................        1,151         61,832
Armor Holdings, Inc. (a).......          896         10,797
Be Aerospace, Inc. (a).........          761          1,370


                                      SHARES          VALUE
                                 -------------------------
AEROSPACE & DEFENSE (CONTINUED)
Boeing Co. (The)...............       15,192   $    414,438
Cubic Corp. ...................          780         15,124
Curtiss-Wright Corp. ..........          314         18,918
DRS Technologies, Inc. (a).....          671         18,795
EDO Corp. .....................          606         11,423
Engineered Support Systems,
 Inc. .........................          461         16,010
Esterline Technologies Corp.
 (a)...........................          640         11,360
Gencorp, Inc. .................        1,296          9,850
Honeywell International,
 Inc. .........................        3,830         90,388
Kaman Corp. Class A............          655          6,557
Lockheed Martin Corp. .........          169          8,458
Mercury Computer Systems, Inc.
 (a)...........................          667         14,007
Northrop Grumman Corp. ........          269         23,659
Precision Castparts Corp. .....          975         26,998
Sequa Corp. (a)................          843         25,931
Triumph Group, Inc. (a)........          495         13,009
United Technologies Corp. .....        2,040        126,092
                                               ------------
                                                    939,063
                                               ------------
AIR FREIGHT & LOGISTICS (1.0%)
Airborne, Inc. ................        4,882         96,957
CNF Transportation, Inc. ......          531         16,111
EGL, Inc. (a)..................        5,833         93,561
Expeditors International of
 Washington, Inc. .............        5,512        200,411
FedEx Corp. ...................       11,273        675,027
Forward Air Corp. (a)..........          671         16,883
J.B. Hunt Transport Services,
 Inc. (a)......................        3,937        136,023
Ryder System, Inc. ............        3,673         91,237
United Parcel Service, Inc.
 Class B.......................       39,834      2,474,488
                                               ------------
                                                  3,800,698
                                               ------------
AIRLINES (0.0%) (B)
Alaska Air Group, Inc. (a).....        2,313         41,241
Atlantic Coast Airlines
 Holdings, Inc. (a)............        1,392         11,623
Frontier Airlines, Inc. (a)....          911          5,512
Mesa Air Group, Inc. (a).......        1,017          5,471
Skywest, Inc. .................        1,763         22,549
                                               ------------
                                                     86,396
                                               ------------
AUTO COMPONENTS (0.2%)
ArvinMeritor, Inc. ............          883         13,969
Bandag, Inc. ..................        3,198        111,450
BorgWarner, Inc. ..............          566         33,207
Cooper Tire & Rubber Co. ......        4,658         65,585
Dana Corp. ....................        8,723         81,037
Delphi Corp. ..................       18,004        151,234
Gentex Corp. (a)...............          833         25,157
Goodyear Tire & Rubber Co.
 (The).........................        4,008         22,926
Intermet Corp. ................          795          2,957

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
AUTO COMPONENTS (CONTINUED)
Lear Corp. (a).................        5,607   $    222,822
Midas, Inc. (a)................          462          3,719
Modine Manufacturing Co. ......          721         14,564
Standard Motor Products,
 Inc. .........................          392          4,528
Tower Automotive, Inc. (a).....        1,709          4,785
Visteon Corp. .................        5,030         35,260
                                               ------------
                                                    793,200
                                               ------------
AUTOMOBILES (0.5%)
Coachmen Industries, Inc. .....          497          6,287
Ford Motor Co. ................       68,488        705,426
General Motors Corp. ..........       24,047        866,894
Harley-Davidson, Inc. .........          609         27,064
Monaco Coach Corp. (a).........          888         12,006
Thor Industries, Inc. .........          861         27,535
Winnebago Industries, Inc. ....          579         21,435
                                               ------------
                                                  1,666,647
                                               ------------
BANKS (4.6%)
AmSouth Bancorp................        5,951        125,269
Anchor Bancorp Wisconsin,
 Inc. .........................          768         17,779
Associated Banc-Corp. .........        3,353        117,154
Bank of America Corp. .........       41,552      3,076,926
Bank of Hawaii Corp. ..........       10,740        353,990
Bank of New York Co., Inc.
 (The).........................       10,041        265,584
Bank One Corp. ................        6,031        217,418
Banknorth Group, Inc. .........          601         14,352
BankUnited Financial Corp.
 Class A (a)...................          765         14,451
BB&T Corp. ....................           43          1,402
Boston Private Financial
 Holdings, Inc. ...............          690         13,007
Charter One Financial, Inc. ...        3,945        114,602
Chittenden Corp. ..............        1,087         29,403
Commerce Bancorp, Inc. ........        7,543        306,774
Commercial Federal Corp. ......        1,353         29,117
Community First Bankshares,
 Inc. .........................        1,180         31,767
Compass Bancshares, Inc. ......       11,600        391,152
Cullen/Frost Bankers, Inc. ....        1,538         50,431
Dime Community Bancshares......          799         18,425
Downey Financial Corp. ........          836         36,700
East West Bancorp, Inc. .......          728         24,643
First BanCorp..................        1,197         36,951
First Midwest Bancorp, Inc. ...        1,404         38,877
First Republic Bank (a)........          422         10,592
First Tennessee National
 Corp. ........................        5,283        231,395
First Virginia Banks, Inc. ....        5,749        234,847
FirstFed Financial Corp. (a)...          507         16,472
Flagstar Bancorp, Inc. ........          880         29,128
FleetBoston Financial Corp. ...        6,378        169,145
GBC Bancorp....................          356          9,779
Golden West Financial Corp. ...        7,522        567,309
Greater Bay Bancorp............          341          5,456
GreenPoint Financial Corp. ....       11,159        532,954


                                      SHARES          VALUE
                                 -------------------------
BANKS (CONTINUED)
Hibernia Corp. Class A.........        3,019   $     54,704
Hudson United Bancorp..........        1,356         45,209
Huntington Bancshares, Inc. ...        9,234        179,694
Independence Community Bank
 Corp. ........................        4,875        127,481
IndyMac Bancorp, Inc. (a)......        1,586         35,336
Investors Financial Services
 Corp. ........................        2,416         52,693
Irwin Financial Corp. .........          867         20,548
KeyCorp........................          149          3,592
M&T Bank Corp. ................        4,664        393,968
MAF Bancorp, Inc. .............          713         24,071
Marshall & Ilsley Corp. .......        2,255         66,342
Mellon Financial Corp. ........        4,601        121,696
National City Corp. ...........       16,744        501,650
National Commerce Financial
 Corp. ........................        2,843         57,827
New York Community Bancorp,
 Inc. .........................       10,581        367,372
North Fork Bancorporation,
 Inc. .........................        1,120         36,243
PNC Financial Services Group,
 Inc. (The)....................        2,978        130,734
Provident Bankshares Corp. ....          738         18,745
Provident Financial Group,
 Inc. .........................        4,083         96,563
Regions Financial Corp. .......        3,876        130,660
Republic Bancorp, Inc. ........        1,100         14,289
Riggs National Corp. ..........          879         12,165
Roslyn Bancorp, Inc. ..........        3,694         70,482
Seacoast Financial Services
 Corp. ........................          748         14,115
South Financial Group, Inc. ...        1,426         34,937
SouthTrust Corp. ..............        4,282        115,019
Southwest Bancorporation of
 Texas, Inc. (a)...............        1,014         34,456
Sovereign Bancorp, Inc. .......       35,967        555,690
Staten Island Bancorp, Inc. ...        1,845         31,660
Sterling Bancshares, Inc. .....        1,351         16,085
Susquehanna Bancshares, Inc. ..        1,157         26,322
TCF Financial Corp. ...........        8,609        340,916
TrustCo Bank Corp. of NY.......        2,167         22,602
U.S. Bancorp...................       15,480        342,882
UCBH Holdings, Inc. ...........        1,267         32,232
Union Planters Corp. ..........        4,068        116,101
United Bankshares, Inc. .......        1,270         36,678
Wachovia Corp. ................       35,703      1,364,212
Washington Federal, Inc. ......        2,084         45,431
Washington Mutual, Inc. .......       46,467      1,835,447
Waypoint Financial Corp. ......        1,043         19,035
Webster Financial Corp. .......        2,699        101,320
Wells Fargo Co. ...............       38,893      1,876,976
Whitney Holding Corp. .........        1,228         41,482
Wilmington Trust Corp. ........          807         21,716
Wintrust Financial Corp. ......          524         15,930
                                               ------------
                                                 16,736,559
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
BEVERAGES (0.9%)
Anheuser-Busch Cos., Inc. .....        4,761   $    237,479
Coca-Cola Bottling Co.
 Consolidated..................          271         13,742
Coca-Cola Co. (The)............       25,360      1,024,544
Coca-Cola Enterprises, Inc. ...       23,787        463,609
Constellation Brands, Inc.
 Class A (a)...................        2,941         78,848
Coors (Adolph) Co. Class B.....          769         41,164
Pepsi Bottling Group, Inc.
 (The).........................       15,827        325,086
PepsiAmericas, Inc. ...........        6,620         82,684
PepsiCo, Inc. .................       19,892        860,926
                                               ------------
                                                  3,128,082
                                               ------------
BIOTECHNOLOGY (0.8%)
Amgen, Inc. (a)................       33,373      2,046,099
Arqule, Inc. (a)...............          757          2,983
Bio-Technology General Corp.
 (a)...........................        1,803          6,238
Biogen, Inc. (a)...............          384         14,588
Cephalon, Inc. (a).............        1,653         67,509
Charles River Laboratories
 International, Inc. (a).......        5,244        142,375
Chiron Corp. (a)...............          663         27,070
Enzo Biochem, Inc. (a).........          877         13,129
Genzyme Corp. (General
 Division) (a).................        2,219         89,381
Gilead Sciences, Inc. (a)......        3,194        147,371
IDEC Pharmaceuticals Corp.
 (a)...........................          547         17,914
IDEXX Laboratories, Inc. (a)...        1,017         39,663
MedImmune, Inc. (a)............        6,515        229,784
Regeneron Pharmaceuticals, Inc.
 (a)...........................        1,358          8,596
Techne Corp. (a)...............        1,210         26,874
                                               ------------
                                                  2,879,574
                                               ------------
BUILDING PRODUCTS (0.1%)
American Standard Cos., Inc.
 (a)...........................        2,198        156,476
Apogee Enterprises, Inc. ......          874          9,037
Crane Co. .....................          631         12,323
ElkCorp........................          598         12,110
Griffon Corp. (a)..............        1,026         13,974
Lennox International, Inc. ....        1,730         25,708
Simpson Manufacturing Co., Inc.
 (a)...........................          716         25,146
Universal Forest Products,
 Inc. .........................          554          9,750
York International Corp. ......        5,906        141,153
                                               ------------
                                                    405,677
                                               ------------
CHEMICALS (0.5%)
Airgas, Inc. (a)...............        4,976        100,664
Albemarle Corp. ...............        2,821         76,167
Arch Chemicals, Inc. ..........          690         14,718
Cambrex Corp. .................          801         13,937
Crompton Corp. ................       19,745        126,763
Cytec Industries, Inc. (a).....        3,756        120,230
Eastman Chemical Co. ..........        4,053        123,738


                                      SHARES          VALUE
                                 -------------------------
CHEMICALS (CONTINUED)
Ecolab, Inc. ..................        5,872   $    300,000
Ferro Corp. ...................        4,100         96,924
Georgia Gulf Corp. ............          988         22,329
H.B. Fuller Co. ...............        1,897         46,533
International Flavors &
 Fragrances, Inc. .............        2,029         64,482
Lyondell Chemical Co. .........          681          9,909
MacDermid, Inc. ...............          995         22,616
Material Sciences Corp. .......          455          3,663
Minerals Technologies, Inc. ...          208          9,204
Monsanto Co. ..................       16,554        288,039
OM Group, Inc. ................          869         10,133
Omnova Solutions, Inc. (a).....        1,222          4,338
Penford Corp. .................          236          3,184
PolyOne Corp. .................        2,813         12,996
Praxair, Inc. .................        1,392         80,847
Quaker Chemical Corp. .........          284          6,347
Schulman (A.), Inc. ...........        1,215         19,876
Scotts Co. (The) Class A (a)...          924         52,622
Sigma-Aldrich Corp. ...........        3,041        151,503
Solutia, Inc. .................       14,113         19,194
                                               ------------
                                                  1,800,956
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (1.6%)
ABM Industries, Inc. ..........        1,525         21,121
Administaff, Inc. (a)..........          864          5,521
Allied Waste Industries, Inc.
 (a)...........................       12,471        103,509
Angelica Corp. ................          261          4,382
Apollo Group, Inc. Class A
 (a)...........................       11,030        597,815
Arbitron, Inc. (a).............          903         30,756
Banta Corp. ...................        4,236        131,528
Block (H&R), Inc. .............        8,829        340,976
Bowne & Co., Inc. .............        1,033         11,652
Career Education Corp. (a).....        3,957        237,934
CDI Corp. (a)..................          593         16,562
Central Parking Corp. .........        1,108         11,080
Certegy, Inc. (a)..............          773         19,317
CheckFree Corp. (a)............       14,252        392,928
Chemed Corp. ..................          306         10,667
Coinstar, Inc. (a).............          643         11,760
Concord EFS, Inc. (a)..........       15,582        215,499
Consolidated Graphics, Inc.
 (a)...........................          416          7,946
Convergys Corp. (a)............       10,971        177,950
Corinthian Colleges, Inc.
 (a)...........................        1,634         74,821
CPI Corp. (a)..................          249          3,324
CSG Systems International, Inc.
 (a)...........................          362          3,812
D&B Corp. (The) (a)............          779         29,446
DeVry, Inc. (a)................        5,735        132,708
Donnelley (R.R.) & Sons Co. ...        6,740        135,878
DST Systems, Inc. (a)..........       11,277        346,204
Education Management Corp.
 (a)...........................          418         20,407
eFunds Corp. (a)...............        1,437         13,148
G&K Services, Inc. Class A.....          648         17,710
Global Payments, Inc. .........        1,114         34,545

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Heidrick & Struggles
 International, Inc. (a).......          567   $      7,938
Herman Miller, Inc. ...........        6,034        105,535
Hon Industries, Inc. ..........        4,989        147,575
Imagistics International, Inc.
 (a)...........................          548         11,793
Insurance Auto Auctions, Inc.
 (a)...........................          377          4,562
Ionics, Inc. (a)...............          526          9,994
ITT Educational Services, Inc.
 (a)...........................        1,358         40,061
John H. Harland Co. ...........          859         20,573
Kelly Services, Inc. Class A...          219          5,070
Korn/Ferry International (a)...        1,902         13,086
Kroll, Inc. (a)................        1,138         25,377
Labor Ready, Inc. (a)..........        1,230          7,933
Memberworks, Inc. (a)..........          383          8,399
Mobile Mini, Inc. (a)..........          439          6,963
NCO Group, Inc. (a)............          789         13,216
NDC Health Corp. ..............        1,054         20,289
New England Business Service,
 Inc. .........................          401         10,205
On Assignment, Inc. (a)........          834          4,003
Pegasus Solutions, Inc. (a)....          765          9,103
Pittston Brink's Group (a).....        5,183         66,083
Pre-paid Legal Services, Inc.
 (a)...........................          538         12,406
PRG-Schultz International, Inc.
 (a)...........................        1,970         12,569
Regis Corp. ...................        1,335         37,821
Republic Services, Inc. (a)....       24,770        531,564
Rollins, Inc. .................        7,898        191,290
SOURCECORP, Inc. (a)...........          538          8,500
Spherion Corp. (a).............        1,815          7,895
Standard Register Co. (The)....          822         14,204
Sylvan Learning Systems, Inc.
 (a)...........................          864         15,155
Tetra Tech, Inc. (a)...........        1,555         24,103
United Stationers, Inc. (a)....        1,014         27,490
Valassis Communications, Inc.
 (a)...........................        4,098        109,007
Viad Corp. ....................       15,428        310,257
Volt Information Sciences, Inc.
 (a)...........................          469          6,205
Wallace Computer Services,
 Inc. .........................        6,350        165,926
Waste Connections, Inc. (a)....          854         28,729
Waste Management, Inc. ........       38,219        830,117
Watson Wyatt & Co. Holdings
 (a)...........................        1,000         20,400
                                               ------------
                                                  6,052,302
                                               ------------
COMMUNICATIONS EQUIPMENT (1.4%)
Adaptec, Inc. (a)..............        3,269         22,360
ADC Telecommunications, Inc.
 (a)...........................        7,800         18,626
ADTRAN, Inc. (a)...............        6,424        260,044
Advanced Fibre Communications,
 Inc. (a)......................        1,008         15,422


                                      SHARES          VALUE
                                 -------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Allen Telecom, Inc. (a)........        3,390   $     45,867
Audiovox Corp. Class A (a).....          706          5,083
Avaya, Inc. (a)................        3,883         15,144
Avocent Corp. (a)..............        7,737        229,170
Bel Fuse, Inc. Class B.........          337          6,639
Black Box Corp. ...............          567         18,002
Brooktrout, Inc. (a)...........          483          2,352
C-COR.net Corp. (a)............        1,112          3,792
Cable Design Technologies Corp.
 (a)...........................        1,367          9,446
CIENA Corp. (a)................       15,533         75,646
Cisco Systems, Inc. (a)........      132,808      1,997,432
CommScope, Inc. (a)............        8,090         69,331
Comverse Technology, Inc. (a)..        3,225         42,151
Concerto Software, Inc. (a)....          378          1,720
Corning, Inc. (a)..............       31,316        169,733
Digi International, Inc. (a)...          811          3,439
Harmonic, Inc. (a).............        1,753          6,083
Harris Corp. ..................        4,990        142,515
Inter-Tel, Inc. ...............          770         12,667
JDS Uniphase Corp. (a).........       26,844         86,706
Lucent Technologies, Inc.
 (a)...........................       22,761         40,970
McDATA Corp. Class A (a).......       11,328        119,850
Motorola, Inc. ................       42,462        335,874
Network Equipment Technology,
 Inc. (a)......................          684          4,904
PC-Tel, Inc. (a)...............          600          5,508
Powerwave Technologies, Inc.
 (a)...........................        7,649         30,749
QUALCOMM, Inc. (a).............       37,118      1,183,693
Scientific-Atlanta, Inc. ......        6,205        100,831
SCM Microsystems, Inc. (a).....          481          1,837
Symmertricom, Inc. (a).........        1,260          5,191
Tellabs, Inc. (a)..............       13,979         86,390
Tollgrade Communications, Inc.
 (a)...........................          423          6,138
ViaSat, Inc. (a)...............          799          8,501
                                               ------------
                                                  5,189,806
                                               ------------
COMPUTERS & PERIPHERALS (2.5%)
Avid Technology, Inc. (a)......          810         22,251
Dell Computer Corp. (a)........       55,614      1,607,801
EMC Corp. (a)..................       92,066        836,880
Hewlett-Packard Co. ...........       92,434      1,506,674
Hutchinson Technology, Inc.
 (a)...........................          792         18,723
Imation Corp. (a)..............        4,448        152,566
InFocus Corp. (a)..............        1,018          4,571
International Business Machines
 Corp. ........................       43,359      3,681,179
Lexmark International, Inc.
 (a)...........................        7,978        594,441
Pinnacle Systems, Inc. (a).....        1,811         17,114
Rainbow Technologies, Inc.
 (a)...........................          826          7,401
SanDisk Corp. (a)..............        8,418        203,716
SBS Technologies, Inc. (a).....          450          3,685
Storage Technology Corp. (a)...       18,372        454,156
                                               ------------
                                                  9,111,158
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
CONSTRUCTION & ENGINEERING (0.1%)
Butler Manufacturing Co. ......          194   $      3,178
Dycom Industries, Inc. (a).....        3,439         37,967
EMCOR Group, Inc. (a)..........          459         23,441
Granite Construction, Inc. ....          961         16,145
Insituform Technologies, Inc.
 Class A (a)...................          819         13,063
Jacobs Engineering Group, Inc.
 (a)...........................        2,037         83,822
McDermott International, Inc.
 (a)...........................        1,046          3,399
Quanta Services, Inc. (a)......        5,508         19,003
Shaw Group, Inc. (The) (a).....        1,101         12,827
URS Corp. (a)..................          937         13,305
                                               ------------
                                                    226,150
                                               ------------
CONSTRUCTION MATERIALS (0.0%) (B)
Florida Rock Industries,
 Inc. .........................          877         33,326
Texas Industries, Inc. ........          657         12,969
Vulcan Materials Co. ..........          142          4,966
                                               ------------
                                                     51,261
                                               ------------
CONTAINERS & PACKAGING (0.1%)
Aptargroup, Inc. ..............        1,109         38,172
Ball Corp. ....................        3,584        201,277
Caraustar Industries, Inc.
 (a)...........................          859          5,910
Chesapeake Corp. ..............          468          8,405
Longview Fibre Co. ............          795          6,066
Myers Industries, Inc. ........          921          9,247
Pactiv Corp. (a)...............        1,696         34,802
Rock-Tenn Corp. ...............        1,055         14,137
Sealed Air Corp. (a)...........          865         37,065
                                               ------------
                                                    355,081
                                               ------------
DISTRIBUTORS (0.0%) (B)
Advanced Marketing Services,
 Inc. .........................          593          6,986
                                               ------------
DIVERSIFIED FINANCIALS (4.3%)
American Express Co. ..........        7,010        265,399
AmeriCredit Corp. (a)..........        7,345         49,873
Bear Stearns Cos., Inc.
 (The).........................        1,044         69,781
Capital One Financial Corp. ...       12,484        522,705
Cash America International,
 Inc. .........................          731          7,500
Citigroup, Inc. ...............      100,573      3,947,490
Countrywide Financial Corp. ...        7,987        539,921
E*TRADE Group, Inc. (a)........       58,109        319,600
Edwards (A.G.), Inc. ..........        4,246        126,658
Fannie Mae.....................       33,237      2,406,026
Financial Federal Corp. (a)....          559         12,522
Freddie Mac....................       22,303      1,291,344
Jefferies Group, Inc. .........          810         31,444
JP Morgan Chase & Co. .........       47,515      1,394,565
Legg Mason, Inc. ..............        3,320        180,276
Lehman Brothers Holdings,
 Inc. .........................       10,098        635,871
Leucadia National Corp. (a)....        3,211        122,339
Merrill Lynch & Co., Inc. .....       40,276      1,653,330
Moody's Corp. .................        5,943        286,987


                                      SHARES          VALUE
                                 -------------------------
DIVERSIFIED FINANCIALS (CONTINUED)
Morgan Stanley.................       14,011   $    626,992
New Century Financial Corp. ...          759         27,954
Principal Financial Group
 (The).........................       14,201        413,249
Providian Financial Corp.
 (a)...........................       12,305         90,688
Raymond James Financial,
 Inc. .........................        1,502         43,077
S&P 500 Index -- SPDR Trust,
 Series 1......................        6,334        582,158
S&P MidCap 400 Index -- MidCap
 SPDR Trust, Series 1..........          767         61,521
SLM Corp. .....................        1,557        174,384
SWS Group, Inc. ...............          529          8,766
T.Rowe Price Group, Inc. ......        1,289         39,340
                                               ------------
                                                 15,931,760
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.3%)
ALLTEL Corp. ..................        8,011        375,396
AT&T Corp. ....................       39,854        679,511
BellSouth Corp. ...............       60,998      1,554,839
BroadWing, Inc. (a)............       23,908        110,694
CenturyTel, Inc. ..............        8,560        252,092
Citizens Communications Co.
 (a)...........................       17,025        186,083
Commonwealth Telephone
 Enterprises, Inc. (a).........          500         19,875
General Communication, Inc.
 Class A (a)...................        1,627         10,073
Qwest Communications
 International, Inc. (a).......       85,312        321,626
SBC Communications, Inc. ......       58,200      1,359,552
Sprint Corp. (FON Group).......       56,661        652,168
Verizon Communications, Inc. ..       81,232      3,036,452
                                               ------------
                                                  8,558,361
                                               ------------
ELECTRIC UTILITIES (1.4%)
Allegheny Energy, Inc. ........          754          6,258
Alliant Energy Corp. ..........        1,861         32,679
American Electric Power Co.,
 Inc. .........................       18,106        477,636
CenterPoint Energy, Inc. ......        1,040          8,216
Central Vermont Public Service
 Corp. ........................          359          6,351
CH Energy Group, Inc. .........          472         19,848
Cleco Corp. ...................        1,422         21,330
Consolidated Edison, Inc. .....        1,580         61,415
DQE, Inc. .....................        5,172         70,339
DTE Energy Co. ................        3,584        144,507
Edison International, Inc.
 (a)...........................        3,373         49,212
El Paso Electric Co. (a).......        1,559         17,679
Entergy Corp. .................       13,211        615,765
Exelon Corp. ..................        9,422        499,743
FPL Group, Inc. ...............        9,630        586,178
Great Plains Energy, Inc. .....        8,077        211,375
Green Mountain Power Corp. ....          153          3,198
Hawaiian Electric Industries,
 Inc. .........................          396         16,374
NSTAR..........................        4,775        206,280

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
ELECTRIC UTILITIES (CONTINUED)
OGE Energy Corp. ..............        1,793   $     32,184
Pepco Holdings, Inc. ..........        2,010         34,532
PG&E Corp. (a).................       21,006        314,670
Pinnacle West Capital Corp. ...          101          3,355
Puget Energy, Inc. ............       13,557        286,324
Southern Co. (The).............       37,507      1,091,079
UIL Holdings Corp. ............          452         16,322
UniSource Energy Corp. ........          980         17,473
Wisconsin Energy Corp. ........        7,650        201,424
Xcel Energy, Inc. .............        4,259         57,582
                                               ------------
                                                  5,109,328
                                               ------------
ELECTRICAL EQUIPMENT (0.2%)
A.O. Smith Corp. ..............          871         25,973
Acuity Brands, Inc. ...........        1,276         19,433
American Power Conversion Corp.
 (a)...........................       10,315        160,708
Ametek, Inc. ..................        3,113        117,360
AstroPower, Inc. (a)...........          671          1,986
Baldor Electric Co. ...........        1,048         23,308
Belden, Inc. ..................          769          9,143
Brady Corp. Class A............          710         23,792
C&D Technologies, Inc. ........          770         10,241
Cooper Industries, Ltd. Class
 A.............................          965         35,802
Energizer Holdings, Inc. (a)...        4,139        119,286
Hubbell, Inc. Class B..........        3,461        111,098
MagneTek, Inc. (a).............          695          1,501
Paxar Corp. (a)................        1,176         12,148
Regal-Beloit Corp. ............          771         13,223
Rockwell Automation, Inc. .....        7,845        178,866
Thomas & Betts Corp. (a).......          411          6,498
Vicor Corp. (a)................        1,268          8,521
Woodward Governor Co. .........          349         12,920
                                               ------------
                                                    891,807
                                               ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Agilent Technologies, Inc.
 (a)...........................        3,155         50,543
Analogic Corp. ................          398         19,004
Anixter International, Inc.
 (a)...........................        1,150         26,427
Arrow Electronics, Inc. (a)....       17,454        294,624
Artesyn Technologies, Inc.
 (a)...........................        1,184          4,961
Avnet, Inc. (a)................       19,047        242,849
BEI Technologies, Inc. ........          500          4,280
Benchmark Electronics, Inc.
 (a)...........................          731         18,969
Checkpoint Systems, Inc. (a)...          992         13,243
Cognex Corp. (a)...............        1,282         28,063
Coherent, Inc. (a).............          891         20,493
CTS Corp. .....................        1,087          9,076
Electro Scientific Industries,
 Inc. (a)......................          848         11,389
FLIR Systems, Inc. (a).........          516         26,873
Intermagnetics General Corp.
 (a)...........................          511          9,929
InVision Technologies, Inc.
 (a)...........................          507         12,046
Itron, Inc. (a)................          630         12,613
Jabil Circuit, Inc. (a)........        6,868        128,432
Keithley Instruments, Inc. ....          497          6,063


                                      SHARES          VALUE
                                 -------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
Methode Electronics, Inc. Class
 A.............................        1,111   $     11,665
Molex, Inc. ...................       11,658        272,098
Park Electrochemical Corp. ....          602         10,740
PerkinElmer, Inc. .............        1,296         12,856
Photon Dynamics, Inc. (a)......          480         10,512
Pioneer -- Standard
 Electronics, Inc. ............          980          9,496
Planar Systems, Inc. (a).......          397          6,983
Plexus Corp. (a)...............        7,163         72,919
Rogers Corp. (a)...............          488         16,153
Roper Industries, Inc. ........          962         29,428
Sanmina-SCI Corp. (a)..........       27,392        131,482
Solectron Corp. (a)............       51,768        165,140
Symbol Technologies, Inc. .....        6,430         70,280
Tech Data Corp. (a)............        8,382        201,168
Technitrol, Inc. (a)...........        1,171         18,490
Teledyne Technologies, Inc.
 (a)...........................        1,001         14,094
Trimble Navigation Ltd. (a)....          908         22,927
Veeco Instruments, Inc. (a)....          896         14,417
Vishay Intertechnology, Inc.
 (a)...........................       10,265        128,313
Waters Corp. (a)...............        2,287         54,911
X-Rite, Inc. ..................          606          6,175
                                               ------------
                                                  2,220,124
                                               ------------
ENERGY EQUIPMENT & SERVICES (0.5%)
Atwood Oceanics, Inc. (a)......          427         11,123
Cal Dive International, Inc.
 (a)...........................        1,133         18,241
CARBO Ceramics, Inc. ..........          465         17,493
Cooper Cameron Corp. (a).......        4,446        212,786
Dril-Quip, Inc. (a)............          533          8,198
Ensco International, Inc. .....        4,682        118,923
FMC Technologies, Inc. (a).....          439          8,262
Grant Prideco, Inc. (a)........        5,254         59,948
Halliburton Co. ...............       27,601        590,937
Hanover Compressor Co. (a).....       11,580         97,388
Helmerich & Payne, Inc. .......        1,911         49,170
Hydril Co. (a).................          703         16,738
Input/Output, Inc. (a).........        1,531          4,761
Lone Star Technologies, Inc.
 (a)...........................          832         17,663
Maverick Tube Corp. (a)........        1,234         21,953
Oceaneering International, Inc.
 (a)...........................          759         17,123
Offshore Logistics, Inc. (a)...          687         13,053
Patterson-UTI Energy, Inc.
 (a)...........................        8,669        286,857
Rowan Co., Inc. (a)............          901         18,471
Schlumberger Ltd. (a)..........        6,019        252,377
SEACOR SMIT, Inc. (a)..........          622         22,280
Smith International, Inc.
 (a)...........................          367         13,051
TETRA Technologies, Inc. (a)...          443         11,784
Unit Corp. (a).................        1,298         25,441
Veritas DGC, Inc. (a)..........          956          6,549
Weatherford International Ltd.
 (a)...........................          441         17,741
W-H Energy Services, Inc.
 (a)...........................          799         14,382
                                               ------------
                                                  1,952,693
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
FOOD & DRUG RETAILING (0.9%)
Albertson's, Inc. .............       24,611   $    488,774
Casey's General Stores,
 Inc. .........................        1,531         19,826
CVS Corp. .....................        2,017         48,832
Duane Reade, Inc. (a)..........          736          9,899
Great Atlantic & Pacific Tea
 Co., Inc. (The) (a)...........        1,183          7,216
Kroger Co. (The) (a)...........       48,828        698,240
Nash-Finch Co. ................          367          4,588
Performance Food Group Co.
 (a)...........................        1,358         47,639
Ruddick Corp. .................        5,715         76,067
Safeway, Inc. (a)..............       24,704        410,581
SUPERVALU, Inc. ...............        7,979        131,414
SYSCO Corp. ...................       23,209        666,795
United Natural Foods, Inc.
 (a)...........................          572         16,697
Whole Foods Market, Inc. (a)...        9,045        536,911
Winn-Dixie Stores, Inc. .......        6,891         86,344
                                               ------------
                                                  3,249,823
                                               ------------
FOOD PRODUCTS (1.1%)
American Italian Pasta Co.
 Class A (a)...................          532         23,461
Archer-Daniels-Midland Co. ....       17,064        189,069
Campbell Soup Co. .............       25,972        572,163
ConAgra Foods, Inc. ...........       31,959        671,139
Corn Products International,
 Inc. .........................        1,096         32,748
Dean Foods Co. (a).............       13,202        574,683
Delta and Pine Land Co. .......        1,182         27,493
General Mills, Inc. ...........        3,890        175,478
Hain Celestial Group, Inc.
 (a)...........................          981         16,932
Heinz (H.J.) Co. ..............        2,876         85,935
Hershey Foods Corp. ...........        2,881        187,985
Hormel Foods Corp. ............        2,443         56,213
International Multifoods
 Corp. ........................          587         11,241
Interstate Bakeries Corp. .....        2,163         22,647
J.M. Smucker Co. (The).........        2,932        106,373
J&J Snack Foods Corp. (a)......          277          8,676
Kellogg Co. ...................        1,885         61,715
Lancaster Colony Corp. ........        5,895        251,893
Lance, Inc. ...................          849          6,283
Ralcorp Holdings, Inc. (a).....          865         21,539
Sara Lee Corp. ................       33,236        557,700
Sensient Technologies Corp. ...        2,257         49,880
Tyson Foods, Inc. Class A......       27,687        266,626
                                               ------------
                                                  3,977,872
                                               ------------
GAS UTILITIES (0.3%)
AGL Resources, Inc. ...........        7,516        193,387
Atmos Energy Corp. ............        1,338         30,480
Cascade Natural Gas Corp. .....          345          6,579
KeySpan Corp. .................        3,008        101,881
Kinder Morgan, Inc. ...........        2,525        118,725
Laclede Group, Inc. (The)......          591         14,243
New Jersey Resources Corp. ....          831         28,462
Nicor, Inc. ...................          783         23,537
NiSource, Inc. ................       12,342        233,264
Northwest Natural Gas Co. .....          784         20,251


                                      SHARES          VALUE
                                 -------------------------
GAS UTILITIES (CONTINUED)
NUI Corp. .....................          486   $      6,838
Peoples Energy Corp. ..........        1,737         67,482
Piedmont Natural Gas Co.,
 Inc. .........................        1,008         37,659
Sempra Energy..................        2,129         57,142
Southern Union Co. (a).........        1,622         22,627
Southwest Gas Corp. ...........          969         20,116
Southwestern Energy Co. (a)....        1,010         13,443
UGI Corp. .....................        1,256         39,690
WGL Holdings, Inc. ............        2,857         77,082
                                               ------------
                                                  1,112,888
                                               ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.4%)
Advanced Medical Optics, Inc.
 (a)...........................          885         12,417
American Medical Systems
 Holdings, Inc. (a)............          971         15,410
Applera Corp. Applied
 Biosystems Group..............        6,708        117,591
ArthroCare Corp. (a)...........          674         10,299
Bard (C.R.), Inc. .............        3,279        207,823
Beckman Coulter, Inc. .........        4,250        165,198
Becton, Dickinson & Co. .......        1,366         48,356
Biosite, Inc. (a)..............          453         19,334
Boston Scientific Corp. (a)....       25,828      1,111,895
CONMED Corp. (a)...............          901         15,695
Cooper Cos., Inc. .............          931         25,975
Cytyc Corp. (a)................       12,361        163,165
Datascope Corp. ...............          456         13,041
Diagnostic Products Corp. .....          875         34,563
Edwards Lifesciences Corp.
 (a)...........................        7,262        209,654
Guidant Corp. (a)..............       11,697        456,066
Haemonetics Corp. (a)..........          762         13,510
Hillenbrand Industries,
 Inc. .........................          660         32,934
Hologic, Inc. (a)..............          608          5,472
ICU Medical, Inc. (a)..........          442         14,047
Inamed Corp. (a)...............          655         24,425
Integra LifeSciences Holdings
 (a)...........................          818         21,832
Invacare Corp. ................          895         28,595
Medtronic, Inc. ...............        2,284        109,038
Mentor Corp. ..................        1,444         26,728
Osteotech, Inc. (a)............          547          5,722
PolyMedica Corp. (a)...........          373         13,894
Possis Medical, Inc. (a).......          518          9,946
Resmed, Inc. (a)...............          996         36,533
Respironics, Inc. (a)..........        1,022         39,265
Sola International, Inc. (a)...          768         10,760
St. Jude Medical, Inc. (a).....        7,480        392,401
Steris Corp. (a)...............       11,429        259,438
Stryker Corp. .................       12,535        839,970
SurModics, Inc. (a)............          538         19,551
Sybron Dental Specialties, Inc.
 (a)...........................        1,109         22,568
Theragenics Corp. (a)..........          918          4,104
Varian Medical Systems, Inc.
 (a)...........................       10,296        554,543
Viasys Healthcare, Inc. (a)....          804         13,025

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Vital Signs, Inc. .............          404   $     11,514
Zimmer Holdings, Inc. (a)......        1,254         58,813
                                               ------------
                                                  5,195,110
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (1.5%)
Accredo Health, Inc. (a).......        1,383         20,427
AdvancePCS (a).................        7,814        234,889
Aetna, Inc. ...................        2,888        143,822
Amerigroup Corp. (a)...........          612         17,821
AmSurg Corp. (a)...............          629         16,335
Anthem, Inc. (a)...............        1,468        100,764
Apria Healthcare Group, Inc.
 (a)...........................        9,508        222,963
Cardinal Health, Inc. .........        1,308         72,306
Centene Corp. (a)..............          200          6,407
Community Health Systems, Inc.
 (a)...........................        4,748         90,212
Covance, Inc. (a)..............       10,510        186,342
Coventry Health Care, Inc.
 (a)...........................          618         25,227
Cryolife, Inc. (a).............          603          4,583
Curative Health Services, Inc.
 (a)...........................          358          4,475
Express Scripts, Inc. (a)......        2,920        172,163
First Health Group Corp. (a)...        7,518        188,326
HCA, Inc. .....................       16,511        530,003
Health Net, Inc. (a)...........       11,225        292,860
HEALTHSOUTH Corp. (a)..........        9,476          1,355
Hooper Holmes, Inc. ...........        1,879         11,368
IMPATH, Inc. (a)...............          502          7,379
Lincare Holdings, Inc. (a).....       13,734        417,102
Manor Care, Inc. (a)...........        1,014         19,722
MAXIMUS, Inc. (a)..............          635         15,304
Mid Atlantic Medical Services,
 Inc. (a)......................        1,422         61,928
Omnicare, Inc. ................        4,385        116,290
Orthodontic Centers of America,
 Inc. (a)......................        1,579          9,158
Owens & Minor, Inc. ...........        1,051         19,549
Oxford Health Plans, Inc.
 (a)...........................       12,362        361,836
Parexel International Corp.
 (a)...........................          772          9,974
Pediatrix Medical Group, Inc.
 (a)...........................          781         24,891
Pharmaceutical Product
 Development, Inc. (a).........        1,674         43,809
Priority Healthcare Corp.
 (a)...........................        1,301         29,663
Province Healthcare Co. (a)....        1,471         14,710
Quintiles Transnational Corp.
 (a)...........................        5,756         80,872
RehabCare Group, Inc. (a)......          477          8,338
Renal Care Group, Inc. (a).....        1,481         47,984
Sierra Health Services, Inc.
 (a)...........................          868         14,409
Sunrise Assisted Living, Inc.
 (a)...........................          693         18,711
Tenet Healthcare Corp. (a).....        9,349        138,739
Triad Hospitals, Inc. (a)......          499         10,983
UnitedHealth Group, Inc. (a)...        7,477        688,856
Universal Health Services, Inc.
 Class B (a)...................        7,790        301,239


                                      SHARES          VALUE
                                 -------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
US Oncology, Inc. (a)..........        2,606   $     18,711
WellPoint Health Networks, Inc.
 (a)...........................        7,496        569,246
                                               ------------
                                                  5,392,051
                                               ------------
HOTELS, RESTAURANTS & LEISURE (0.9%)
AFC Enterprises, Inc. (a)......          851         13,446
Applebee's International,
 Inc. .........................        3,824        104,778
Argosy Gaming Co. (a)..........          867         17,661
Aztar Corp. (a)................        1,150         16,376
Bally Total Fitness Holding
 Corp. (a).....................        1,014          6,439
Bob Evans Farms, Inc. .........        1,582         40,135
Brinker International, Inc.
 (a)...........................       10,389        329,851
CBRL Group, Inc. ..............        3,458        110,241
CEC Entertainment, Inc. (a)....          829         24,961
Darden Restaurants, Inc. ......       10,806        189,213
GTECH Holdings Corp. (a).......        9,950        335,017
Harrah's Entertainment, Inc.
 (a)...........................        3,696        145,585
IHOP Corp. ....................          644         16,937
International Game Technology
 (a)...........................        4,533        391,199
International Speedway Corp.
 Class A.......................        2,036         80,035
Jack In The Box, Inc. (a)......        1,142         20,328
Landry's Restaurants, Inc. ....          867         16,213
LoneStar Steakhouse & Saloon,
 Inc. .........................          591         12,393
Mandalay Resort Group (a)......        2,999         79,234
Marcus Corp. (The).............          904         12,838
McDonald's Corp. ..............        1,035         17,699
O'Charley's, Inc. (a)..........          587         11,882
Outback Steakhouse, Inc. ......        8,265        295,391
P.F. Changs China Bistro, Inc.
 (a)...........................          747         31,299
Panera Bread Co. (a)...........          886         30,151
Papa John's International, Inc.
 (a)...........................        1,978         47,038
Park Place Entertainment Corp.
 (a)...........................       23,665        176,068
Pinnacle Entertainment, Inc.
 (a)...........................          799          4,267
Prime Hospitality Corp. (a)....        1,391          9,264
RARE Hospitality International,
 Inc. (a)......................          675         19,664
Ruby Tuesday, Inc. ............          672         13,239
Ryan's Family Steak Houses,
 Inc. (a)......................        1,348         16,703
Shuffle Master, Inc. (a).......          549         12,572
Six Flags, Inc. (a)............        3,882         22,826
Sonic Corp. (a)................        1,164         31,440
Starbucks Corp. (a)............        9,145        214,816
Steak n Shake Co. (The) (a)....          858          9,927
Triarc Consumer Products Group,
 L.L.C. (a)....................          636         17,617
Wendy's International, Inc. ...        1,387         40,279

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
WMS Industries, Inc. (a).......          989   $     13,342
Yum! Brands, Inc. (a)..........       16,234        400,981
                                               ------------
                                                  3,399,345
                                               ------------
HOUSEHOLD DURABLES (0.5%)
A.T. Cross Co. Class A (a).....          501          2,565
American Greetings Corp. Class
 A (a).........................        1,389         20,224
Applica, Inc. .................          875          4,594
Bassett Furniture Industries,
 Inc. .........................          362          4,449
Black & Decker Corp. (The).....        3,225        133,031
Blyth, Inc. ...................        4,368        115,228
Centex Corp. ..................          641         42,319
Champion Enterprises, Inc.
 (a)...........................        1,535          3,715
D.R. Horton, Inc. .............        1,539         36,474
Department 56, Inc. (a)........          399          4,708
Enesco Group, Inc. (a).........          428          3,390
Ethan Allen Interiors, Inc. ...        1,138         38,328
Fedders Corp. .................          992          3,472
Fleetwood Enterprises, Inc.
 (a)...........................        1,079          5,438
Fortune Brands, Inc. ..........        3,216        155,654
Harman International
 Industries, Inc. .............          966         64,326
Interface, Inc. Class A........        1,495          5,382
KB Home........................          878         43,259
La-Z-Boy, Inc. ................        1,709         33,377
Lennar Corp. ..................          849         46,050
Lennar Corp. Class B...........           27          1,494
Libbey, Inc. ..................          399          8,970
Maytag Corp. ..................        4,122         85,902
MDC Holdings, Inc. ............          794         36,603
Mohawk Industries, Inc. (a)....        6,707        372,037
National Presto Industries,
 Inc. .........................          211          6,246
Newell Rubbermaid, Inc. .......        5,729        174,620
NVR, Inc. (a)..................          215         76,916
Russ Berrie & Co., Inc. .......          629         20,682
Ryland Group, Inc. (The).......          768         41,649
Salton, Inc. (a)...............          339          4,339
Skyline Corp. .................          259          7,666
Standard Pacific Corp. ........          985         29,796
Toro Co. (The).................          762         28,430
Tupperware Corp. ..............        1,455         20,166
Whirlpool Corp. ...............        1,842         98,529
                                               ------------
                                                  1,780,028
                                               ------------
HOUSEHOLD PRODUCTS (1.1%)
Church & Dwight Co., Inc. .....          434         13,658
Clorox Co. (The)...............       11,776        532,511
Dial Corp. (The)...............        6,474        134,853
Kimberly-Clark Corp. ..........        1,067         53,105
Procter & Gamble Co. (The).....       35,320      3,173,502
WD-40 Co. .....................          492         13,013
                                               ------------
                                                  3,920,642
                                               ------------
INDUSTRIAL CONGLOMERATES (2.4%)
3M Co. ........................        8,758      1,103,858
Carlisle Cos., Inc. ...........        5,286        239,773


                                      SHARES          VALUE
                                 -------------------------
INDUSTRIAL CONGLOMERATES (CONTINUED)
General Electric Co. (e).......      193,115   $  5,687,237
Lydall, Inc. (a)...............          500          4,750
Standex International Corp. ...          378          7,980
Tredegar Corp. ................        1,122         14,429
Tyco International Ltd. .......      101,274      1,579,874
                                               ------------
                                                  8,637,901
                                               ------------
INSURANCE (3.1%)
ACE, Ltd. .....................       12,853        425,177
AFLAC, Inc. ...................       31,703      1,037,005
Allamerica Financial Corp.
 (a)...........................        4,573         69,967
Allstate Corp. (The)...........       21,354        806,968
American Financial Group,
 Inc. .........................        4,881        108,261
American International Group,
 Inc. .........................       34,718      2,011,908
AmerUs Group Co. ..............        4,549        119,138
Aon Corp. .....................        3,603         79,842
Chubb Corp. (The)..............        1,776         93,933
Delphi Financial Group,
 Inc. .........................          632         27,840
Everest Re Group Ltd...........        4,918        342,539
Fidelity National Financial,
 Inc. .........................       14,766        507,950
First American Corp. ..........        5,036        133,454
Fremont General Corp. .........        2,241         20,976
Hartford Financial Services
 Group, Inc. (The).............        4,402        179,425
Hilb, Rogal and Hamilton Co. ..        1,020         36,261
John Hancock Financial
 Services, Inc. ...............       15,282        443,484
LandAmerica Financial Group,
 Inc. .........................          549         22,547
Lincoln National Corp. ........        1,921         61,395
Loews Corp. ...................        6,713        277,045
MetLife, Inc. .................       16,645        478,211
Old Republic International
 Corp. ........................       10,911        333,877
Philadelphia Consolidated
 Holding Corp. (a).............          665         25,942
Presidential Life Corp. .......          905          7,312
Progressive Corp. (The)........       10,845        737,460
Protective Life Corp. .........       11,015        316,461
Prudential Financial, Inc. ....       31,902      1,019,907
Radian Group, Inc. ............        5,301        210,450
RLI Corp. .....................          739         21,837
SAFECO Corp. ..................        8,144        313,625
SCPIE Holdings, Inc. ..........          366          3,386
Selective Insurance Group,
 Inc. .........................          797         19,997
St. Paul Cos., Inc. (The)......        2,203         75,651
Stewart Information Services
 Corp. (a).....................          554         14,781
Travelers Property Casualty
 Corp. Class B (a).............       24,242        393,932
UICI (a).......................        1,406         16,731
Unitrin, Inc. .................          705         17,421
UNUMProvident Corp. ...........       10,286        118,289
W.R. Berkley Corp. ............          581         26,982

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
INSURANCE (CONTINUED)
XL Capital Ltd. Class A........        6,350   $    522,605
Zenith National Insurance
 Corp. ........................          575         14,806
                                               ------------
                                                 11,494,778
                                               ------------
INTERNET & CATALOG RETAIL (0.2%)
eBay, Inc. (a).................        7,079        656,719
Insight Enterprises, Inc.
 (a)...........................        1,409         10,624
J. Jill Group, Inc. (a)........          569          8,165
School Specialty, Inc. (a).....          556         10,325
                                               ------------
                                                    685,833
                                               ------------
INTERNET SOFTWARE & SERVICES (0.1%)
Internet Security Systems, Inc.
 (a)...........................        1,795         23,550
Netegrity, Inc. (a)............        1,049          4,972
Websense, Inc. (a).............          643          9,176
Yahoo!, Inc. (a)...............        8,167        202,378
Zix Corp. (a)..................          649          3,161
                                               ------------
                                                    243,237
                                               ------------
IT CONSULTING & SERVICES (0.4%)
Acxiom Corp. (a)...............        8,570        119,637
Affiliated Computer Services,
 Inc. Class A (a)..............        3,838        183,073
American Management Systems,
 Inc. (a)......................        1,265         15,560
Bell Microproducts, Inc. (a)...          611          2,798
CACI International, Inc. Class
 A (a).........................          876         30,599
Carreker Corp. (a).............          676          2,542
CIBER, Inc. (a)................        1,877         10,192
Computer Sciences Corp. (a)....       11,204        369,172
Computer Task Group, Inc. (a)..          617          1,370
Electronic Data Systems
 Corp. ........................       11,963        217,128
Gartner, Inc. Class B (a)......       12,119         95,013
Manhattan Associates, Inc.
 (a)...........................          842         20,368
MPS Group, Inc. (a)............       15,202        102,613
StarTek, Inc. (a)..............          443         12,253
SunGard Data Systems, Inc.
 (a)...........................       14,312        307,708
                                               ------------
                                                  1,490,026
                                               ------------
LEISURE EQUIPMENT & PRODUCTS (0.4%)
Action Performance Cos.,
 Inc. .........................          554         10,243
Arctic Cat, Inc. ..............          665         12,116
Brunswick Corp. ...............        3,485         76,078
Callaway Golf Co. .............        1,586         22,093
Concord Camera Corp. (a).......          848          4,766
Eastman Kodak Co. .............       18,486        552,916
Hasbro, Inc. ..................        5,991         95,856
Huffy Corp. (a)................          439          2,542
Jakks Pacific, Inc. (a)........          704          9,152
K2, Inc. (a)...................          804          7,662
Mattel, Inc. ..................       25,451        553,305
Meade Instruments Corp. (a)....          644          1,719
Midway Games, Inc. (a).........        1,588          5,002
Nautilus Group, Inc. (The).....          975         12,383
Polaris Industries, Inc. ......          684         36,163


                                      SHARES          VALUE
                                 -------------------------
LEISURE EQUIPMENT & PRODUCTS (CONTINUED)
SCP Pool Corp. (a).............          701   $     23,140
Sturm Ruger & Co., Inc. .......          830          7,387
                                               ------------
                                                  1,432,523
                                               ------------
MACHINERY (0.7%)
Albany International Corp.
 Class A.......................        3,316         78,722
Astec Industries, Inc. (a).....          606          4,957
Barnes Group, Inc. ............          580         12,203
Briggs & Stratton Corp. .......          668         30,154
Caterpillar, Inc. .............        3,556        187,046
CLARCOR, Inc. .................          766         28,656
CUNO, Inc. (a).................          510         18,278
Danaher Corp. .................          636         43,871
Deere & Co. ...................        7,812        343,962
Dionex Corp. (a)...............          657         22,608
Dover Corp. ...................        6,120        175,889
Eaton Corp. ...................        2,444        200,579
Flow International Corp. (a)...          379            443
Flowserve Corp. (a)............          581          8,971
Gardner Denver, Inc. (a).......          489          9,697
Graco, Inc. ...................        1,360         41,752
Harsco Corp. ..................        1,780         61,357
IDEX Corp. ....................          973         30,990
ITT Industries, Inc. ..........          754         43,958
JLG Industries, Inc. ..........        1,288          7,007
Kaydon Corp. ..................        2,578         57,489
Lindsay Manufacturing Co. .....          366          7,961
Manitowoc Co., Inc. ...........          804         14,954
Milacron, Inc. ................        1,040          5,429
Mueller Industries, Inc. (a)...        1,043         26,649
Nordson Corp. .................        5,478        138,374
Oshkosh Truck Corp. ...........          498         27,888
PACCAR, Inc. ..................        6,109        356,827
Parker-Hannifin Corp. .........        1,246         50,687
Pentair, Inc. .................        2,396         92,342
Reliance Steel & Aluminum
 Co. ..........................          977         16,609
Robbins & Myers, Inc. .........          430          7,392
SPS Technologies, Inc. (a).....          409         10,789
SPX Corp. (a)..................        1,844         62,327
Stewart & Stevenson Services,
 Inc. .........................          832         11,157
Tecumseh Products Co. Class A..        1,781         71,667
Thomas Industries, Inc. .......          534         14,365
Timken Co. (The)...............        2,580         45,666
Valmont Industries, Inc. ......          742         14,336
Wabash National Corp. (a)......          711          6,669
Watts Industries, Inc. ........          819         13,391
Wolverine Tube, Inc. (a).......          471          2,543
                                               ------------
                                                  2,406,611
                                               ------------
MARINE (0.0%) (B)
Kirby Corp. (a)................          750         19,620
                                               ------------
MEDIA (1.3%)
4Kids Entertainment, Inc.
 (a)...........................          378          5,821
Advo, Inc. (a).................          619         24,339

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
MEDIA (CONTINUED)
AOL Time Warner, Inc. (a)......       85,316   $  1,167,123
Belo Corp. Class A.............        6,930        155,994
Catalina Marketing Corp. (a)...          676         12,053
Clear Channel Communications,
 Inc. (a)......................        2,826        110,525
Comcast Corp. (a)..............       31,476      1,004,399
Emmis Communications Corp.
 Class A (a)...................        1,991         37,769
Gannett Co., Inc. .............           40          3,029
Information Holdings, Inc.
 (a)...........................          672         11,693
Knight-Ridder, Inc. ...........          869         56,094
McGraw-Hill Cos., Inc. (The)...        3,406        198,877
Meredith Corp. ................        1,055         45,597
Movie Gallery, Inc. (a)........          600         11,095
Omnicom Group, Inc. ...........        1,970        121,943
Thomas Nelson, Inc. (a)........          449          4,153
Tribune Co. ...................        7,696        376,950
Viacom, Inc. Class B (a).......        9,537        414,001
Washington Post Co. Class B....        1,091        795,339
Westwood One, Inc. (a).........        2,569         89,658
                                               ------------
                                                  4,646,452
                                               ------------
METALS & MINING (0.1%)
AK Steel Holding Corp. (a).....        3,780         11,038
Allegheny Technologies,
 Inc. .........................        1,410          5,852
Arch Coal, Inc. ...............        4,471         80,836
Brush Engineered Materials,
 Inc. (a)......................          513          2,719
Carpenter Technology Corp. ....        1,996         26,068
Castle (A.M.) & Co. (a)........          454          2,097
Century Aluminum Co. ..........          634          4,216
Cleveland-Cliffs, Inc. (a).....          314          5,652
Commercial Metals Co. .........          844         13,048
Commonwealth Industries,
 Inc. .........................          482          2,338
Freeport-McMoRan Copper & Gold,
 Inc. Class B..................        6,435        111,390
IMCO Recycling, Inc. (a).......          454          3,133
Massey Energy Co. .............        2,309         24,083
Peabody Energy Corp. ..........          642         18,040
Quanex Corp. ..................          500         14,380
RTI International Metals, Inc.
 (a)...........................          641          6,474
Ryerson Tull, Inc. ............          765          5,745
Steel Dynamics, Inc. (a).......        1,388         16,795
Steel Technologies, Inc. ......          299          3,283
Stillwater Mining Co. (a)......        1,359          3,669
United States Steel Corp. .....        4,998         71,571
Worthington Industries,
 Inc. .........................        2,738         36,771
                                               ------------
                                                    469,198
                                               ------------
MULTILINE RETAIL (1.5%)
Big Lots, Inc. (a).............        4,784         59,896
Costco Wholesale Corp. (a).....          120          4,156
Dillard's, Inc. Class A........          898         12,554
Federated Department Stores,
 Inc. (a)......................       12,420        380,300
Fred's, Inc. ..................          782         25,376


                                      SHARES          VALUE
                                 -------------------------
MULTILINE RETAIL (CONTINUED)
J.C. Penney Co., Inc. Holding
 Co. ..........................       16,505   $    281,575
May Department Stores Co.
 (The).........................       10,701        231,356
Neiman Marcus Group, Inc. Class
 A (a).........................        2,946         94,419
Nordstrom, Inc. ...............          938         16,255
Saks, Inc. (a).................       23,261        208,186
Shopko Stores, Inc. (a)........          886         10,659
Stein Mart, Inc. (a)...........        1,243          6,799
Wal-Mart Stores, Inc. .........       70,968      3,996,918
                                               ------------
                                                  5,328,449
                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
AES Corp. (The) (a)............       12,917         77,631
Avista Corp. ..................        1,473         17,426
Dynegy, Inc. Class A...........        2,398         10,551
Energen Corp. .................        1,061         34,801
Energy East Corp. .............        7,421        135,211
Equitable Resources, Inc. .....        8,047        309,166
MDU Resources Group, Inc. .....        6,148        182,964
Mirant Corp. (a)...............        6,997         23,160
National Fuel Gas Co. .........        3,873         90,860
Northwestern Corp. ............        1,143          2,766
ONEOK, Inc. ...................       11,376        215,803
Questar Corp. .................       13,939        420,958
SCANA Corp. ...................       16,241        515,489
Vectren Corp. .................        4,957        115,250
Westar Energy, Inc. ...........        4,667         65,618
                                               ------------
                                                  2,217,654
                                               ------------
OFFICE ELECTRONICS (0.1%)
Gerber Scientific, Inc. (a)....          667          5,503
Global Imaging Systems, Inc.
 (a)...........................          640         11,840
Xerox Corp. (a)................       32,925        324,640
Zebra Technologies Corp. Class
 A (a).........................          940         62,670
                                               ------------
                                                    404,653
                                               ------------
OIL & GAS (3.6%)
Amerada Hess Corp. ............        3,966        179,065
Anadarko Petroleum Corp. ......       10,539        467,932
Apache Corp. ..................        5,420        310,295
Burlington Resources, Inc. ....       12,755        590,684
Cabot Oil & Gas Corp. .........          986         24,157
ChevronTexaco Co. .............       39,220      2,463,408
Cimarex Energy Corp. (a).......        1,243         24,487
Devon Energy Corp. ............       18,426        870,605
EOG Resources, Inc. ...........        3,618        135,241
Evergreen Resources, Inc.
 (a)...........................          574         27,294
ExxonMobil Corp. ..............      121,153      4,264,586
Forest Oil Corp. (a)...........        7,971        165,637
Frontier Oil Corp. ............          805         13,621
Kerr-McGee Corp. ..............        3,781        159,218
Marathon Oil Corp. ............       19,651        447,453
Murphy Oil Corp. ..............       10,869        452,694

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
OIL & GAS (CONTINUED)
Newfield Exploration Co. (a)...        1,545   $     53,133
Noble Energy, Inc. ............        9,887        328,248
Nuevo Energy Co. (a)...........          527          7,062
Occidental Petroleum Corp. ....       16,009        477,869
Patina Oil & Gas Corp. ........          838         28,936
Pioneer Natural Resources Co.
 (a)...........................       16,961        405,707
Plains Resources, Inc. (a).....          736          8,920
Pogo Producing Co. ............        4,164        164,894
Prima Energy Corp. (a).........          395          7,754
Remington Oil & Gas Corp. (a)..          841         13,178
Spinnaker Exploration Co.
 (a)...........................          999         21,379
St. Mary Land & Exploration
 Co. ..........................          858         21,982
Stone Energy Corp. (a).........          812         28,526
Sunoco, Inc. ..................        2,393         89,044
Swift Energy Co. (a)...........          828          6,889
Tom Brown, Inc. (a)............        1,175         28,811
Unocal Corp. ..................       15,254        422,536
Valero Energy Corp. ...........        2,224         81,732
Vintage Petroleum, Inc. .......        1,948         19,051
XTO Energy, Inc. ..............       26,191        510,724
                                               ------------
                                                 13,322,752
                                               ------------
PAPER & FOREST PRODUCTS (0.0%) (b)
Buckeye Technologies, Inc.
 (a)...........................        1,074          5,692
Deltic Timber Corp. ...........          368          9,001
Georgia-Pacific Corp. .........        1,240         19,146
Louisiana-Pacific Corp. (a)....          701          5,664
Pope & Talbot, Inc. ...........          483          6,419
Potlatch Corp. ................        1,347         32,126
Rayonier, Inc. ................        2,154        108,476
Wausau-Mosinee Paper Corp. ....          630          6,703
                                               ------------
                                                    193,227
                                               ------------
PERSONAL PRODUCTS (0.2%)
Alberto-Culver Co. Class B.....          284         13,996
Avon Products, Inc. ...........        3,084        179,396
Gillette Co. (The).............       11,161        339,852
Nature's Sunshine Products,
 Inc. .........................          497          4,707
NBTY, Inc. (a).................        2,042         31,651
                                               ------------
                                                    569,602
                                               ------------
PHARMACEUTICALS (3.7%)
Abbott Laboratories............       27,057      1,099,326
Allergan, Inc. ................        3,599        252,830
Alpharma, Inc. ................        1,538         28,684
Barr Laboratories, Inc. (a)....        3,263        181,423
Bristol-Myers Squibb Co. ......        3,138         80,144
CIMA Labs, Inc. (a)............          445         10,747
Forest Laboratories, Inc.
 (a)...........................       11,401        589,660
Johnson & Johnson..............       52,447      2,955,913
King Pharmaceuticals, Inc.
 (a)...........................        2,498         31,500
Lilly (Eli) & Co. .............        5,686        362,880
Medicis Pharmaceutical Corp.
 (a)...........................          804         46,343
Merck & Co., Inc. .............       62,732      3,649,748


                                      SHARES          VALUE
                                 -------------------------
PHARMACEUTICALS (CONTINUED)
MGI Pharma, Inc. (a)...........          775   $     11,191
Mylan Laboratories, Inc. ......       23,417        661,998
Noven Pharmaceuticals, Inc.
 (a)...........................          695          6,693
Perrigo Co. (a)................       12,343        189,588
Pfizer, Inc. ..................      108,546      3,337,789
Sepracor, Inc. (a).............        3,155         60,418
Watson Pharmaceuticals, Inc.
 (a)...........................        5,654        164,362
Wyeth..........................           56          2,438
                                               ------------
                                                 13,723,675
                                               ------------
ROAD & RAIL (0.3%)
Arkansas Best Corp. (a)........          766         19,418
Burlington Northern Santa Fe
 Corp. ........................       14,595        410,995
GATX Corp. ....................        7,291        137,362
Heartland Express, Inc. (a)....        1,506         34,638
Kansas City Southern (a).......        1,779         19,694
Knight Transportation, Inc.
 (a)...........................        1,118         26,944
Landstar System Holdings, Inc.
 (a)...........................          477         29,636
Roadway Corp. .................          598         22,162
Swift Transportation Co., Inc.
 (a)...........................        3,257         59,017
Union Pacific Corp. ...........        1,721        102,434
US Freightways Corp. ..........          829         23,635
Werner Enterprises, Inc. ......        4,411         99,644
Yellow Corp. (a)...............          897         23,950
                                               ------------
                                                  1,009,529
                                               ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.3%)
Actel Corp. (a)................          754         14,937
Advanced Energy Industries,
 Inc. (a)......................          989          9,504
Alliance Semiconductor Corp.
 (a)...........................        1,072          4,052
Altera Corp. (a)...............        3,546         56,062
Atmel Corp. (a)................       27,820         51,189
ATMI, Inc. (a).................          942         19,875
Axcelis Technologies, Inc.
 (a)...........................        3,019         17,148
Broadcom Corp. Class A (a).....          824         14,741
Brooks Automation, Inc. (a)....        1,037          8,783
Cabot Microelectronics Corp.
 (a)...........................        1,144         49,444
Cohu, Inc. ....................          638         11,490
Cree, Inc. (a).................       12,708        253,525
Cymer, Inc. (a)................        1,041         29,721
DSP Group, Inc. (a)............          834         17,431
DuPont Photomasks, Inc. (a)....          551         10,243
ESS Technology, Inc. (a).......        1,194          8,262
Exar Corp. (a).................        1,204         17,759
Fairchild Semiconductor Corp.
 Class A (a)...................        1,329         15,775
FEI Co. (a)....................          976         17,851
Helix Technology Corp. ........          762          8,778
Intel Corp. ...................      158,999      2,925,582

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
Kopin Corp. (a)................        2,078   $      9,995
Kulicke & Soffa Industries,
 Inc. (a)......................        1,494          7,754
Lattice Semiconductor Corp.
 (a)...........................        4,211         36,551
Microchip Technology, Inc. ....       12,217        253,991
Micron Technology, Inc. (a)....        4,623         39,296
Microsemi Corp. (a)............          894         10,487
Pericom Semiconductor Corp.
 (a)...........................          771          6,538
Phototronics, Inc. (a).........          938         11,791
Power Integrations, Inc. (a)...          872         19,299
QLogic Corp. (a)...............          117          5,147
Rudolph Technologies, Inc.
 (a)...........................          499          7,540
Skyworks Solutions, Inc. (a)...        4,014         21,475
Standard Microsystems Corp.
 (a)...........................          522          6,609
Supertex, Inc. (a).............          395          6,300
Texas Instruments, Inc. .......       38,354        709,165
Three-Five Systems, Inc. (a)...          626          3,193
Ultratech Stepper, Inc. (a)....          707         10,018
Varian Semiconductor Equipment
 Associates, Inc. (a)..........        1,023         23,580
Xilinx, Inc. (a)...............        3,458         93,608
                                               ------------
                                                  4,844,489
                                               ------------
SOFTWARE (2.6%)
Adobe Systems, Inc. ...........        2,386         82,460
ANSYS, Inc. (a)................          437         11,559
Autodesk, Inc. ................          874         13,599
Barra, Inc. (a)................          585         19,100
BMC Software, Inc. (a).........       10,640        158,749
Cadence Design Systems, Inc.
 (a)...........................       11,910        136,131
Captaris, Inc. (a).............        1,202          3,846
Catapult Communications Corp.
 (a)...........................          402          3,558
Cerner Corp. (a)...............        1,037         20,719
Citrix Systems, Inc. (a).......        7,197        136,455
Computer Associates
 International, Inc. ..........       26,519        430,669
Concord Communications, Inc.
 (a)...........................          524          6,618
Dendrite International, Inc.
 (a)...........................        1,230         12,595
Electronic Arts, Inc. (a)......        2,731        161,866
Factset Research Systems,
 Inc. .........................        1,012         35,218
Fair Isaac Corp. ..............        4,296        223,736
Filenet Corp. (a)..............        1,098         16,898
Hyperion Solutions Corp. (a)...        1,051         29,722
Intuit, Inc. (a)...............       10,251        397,534
JDA Software Group, Inc. (a)...          862          9,706
Kronos, Inc. (a)...............          615         28,056
Legato Systems, Inc. (a).......        5,547         32,838
Macromedia, Inc. (a)...........        5,236         66,026
MapInfo Corp. (a)..............          566          2,858
Mercury Interactive Corp.
 (a)...........................          874         29,664
MICROS Systems, Inc. (a).......          541         13,541
Microsoft Corp. ...............      189,061      4,834,290


                                      SHARES          VALUE
                                 -------------------------
SOFTWARE (CONTINUED)
MRO Software, Inc. (a).........          713   $      6,110
Network Associates, Inc. (a)...        5,525         63,151
NYFIX, Inc. (a)................          979          4,699
Oracle Corp. (a)...............      130,845      1,554,439
PeopleSoft, Inc. (a)...........        2,830         42,535
Phoenix Technologies Ltd.
 (a)...........................          803          3,638
Progress Software Corp. (a)....        1,000         19,490
QRS Corp. (a)..................          487          2,532
Radiant Systems, Inc. (a)......          851          5,387
RadiSys Corp. (a)..............          539          4,560
Reynolds & Reynolds Co. (The)
 Class A.......................        3,309         95,332
Roxio, Inc. (a)................          710          3,728
RSA Security, Inc. (a).........        6,831         65,509
SERENA Software, Inc. (a)......        1,243         19,590
SPSS, Inc. ....................          536          6,636
Sybase, Inc. (a)...............       13,620        174,336
Symantec Corp. (a).............       11,638        511,490
Synopsys, Inc. (a).............          958         46,597
Systems & Computer Technology
 Corp. (a).....................        1,026          7,356
Take-Two Interactive Software,
 Inc. (a)......................        1,226         27,585
TALX Corp. ....................          410          5,215
THQ, Inc. (a)..................        1,159         16,377
Transaction Systems Architects,
 Inc. Class A (a)..............        2,907         20,204
VERITAS Software Corp. (a).....        2,282         50,227
Verity, Inc. (a)...............        1,100         18,183
                                               ------------
                                                  9,692,917
                                               ------------
SPECIALTY RETAIL (1.9%)
Aaron Rents, Inc. .............          662         14,796
Abercrombie & Fitch Co. Class A
 (a)...........................       10,611        348,890
American Eagle Outfitters, Inc.
 (a)...........................        7,561        132,317
AnnTaylor Stores Corp. (a).....        1,357         32,107
AutoZone, Inc. (a).............        3,308        267,319
Barnes & Noble, Inc. (a).......        7,608        149,878
Best Buy Co., Inc. (a).........        1,459         50,452
Borders Group, Inc. (a)........        6,174         98,784
Building Materials Holdings
 Corp. ........................          403          5,001
Burlington Coat Factory
 Warehouse Corp. ..............        1,371         24,335
Cato Corp. (The) Class A.......          785         16,093
Chico's FAS, Inc. (a)..........        3,605         87,746
Children's Place Retail Stores,
 Inc. (The) (a)................          817         12,418
Christopher & Banks Corp. (a)..          786         19,776
Claire's Stores, Inc. .........        8,085        210,129
Cost Plus, Inc. (a)............          665         20,435
Dress Barn, Inc. (The) (a).....          871         13,082
Footstar, Inc. (a).............          620          5,735
Gap, Inc. (The)................       39,018        648,869
Genesco, Inc. (a)..............          674         10,110

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
SPECIALTY RETAIL (CONTINUED)
Goody's Family Clothing, Inc.
 (a)...........................        1,003   $      4,935
Group 1 Automotive, Inc. (a)...          703         19,340
Gymboree Corp. (The) (a).......          872         14,571
Hancock Fabrics, Inc. .........          590          9,204
Haverty Furniture Cos.,
 Inc. .........................          666          9,357
Home Depot, Inc. (The).........       50,025      1,407,203
Hot Topic, Inc. (a)............          935         22,861
Hughes Supply, Inc. ...........          696         19,537
Jo-Ann Stores, Inc. Class A
 (a)...........................          602         15,652
Limited Brands, Inc. ..........        8,155        118,574
Linens 'n Things, Inc. (a).....        1,287         27,272
Lowe's Cos., Inc. .............        8,370        367,359
Men's Wearhouse, Inc. (The)
 (a)...........................        1,196         19,913
Michaels Stores, Inc. (a)......        3,485        108,871
O'Reilly Automotive, Inc.
 (a)...........................        1,633         48,435
Office Depot, Inc. (a).........        4,520         57,223
Pacific Sunwear of California,
 Inc. (a)......................        1,478         33,743
Payless ShoeSource, Inc. (a)...       11,802        187,180
Pep Boys-Manny, Moe & Jack
 (The).........................        1,587         13,585
PETsMART, Inc. (a).............       19,377        293,174
Pier 1 Imports, Inc. ..........        3,320         61,619
RadioShack Corp. ..............       10,761        255,143
Ross Stores, Inc. .............       11,023        417,772
Sherwin-Williams Co. (The).....        2,167         60,416
Staples, Inc. (a)..............       21,562        410,540
TBC Corp. (a)..................          664         10,624
TJX Cos., Inc. (The)...........        1,513         29,125
Too, Inc. (a)..................        1,027         19,061
Toys "R" Us, Inc. (a)..........        8,775         89,944
Tractor Supply Corp. (a).......          544         23,038
Ultimate Electronics, Inc.
 (a)...........................          428          3,617
United Rentals, Inc. (a).......        9,731        100,229
Wet Seal, Inc. (The) Class A
 (a)...........................          928          9,466
Williams-Sonoma, Inc. (a)......       15,475        400,493
Zale Corp. (a).................          969         33,857
                                               ------------
                                                  6,891,205
                                               ------------
TEXTILES, APPAREL & LUXURY GOODS (0.5%)
Ashworth, Inc. (a).............          513          2,934
Brown Shoe Co., Inc. ..........          541         15,813
Coach, Inc. (a)................       14,038        610,793
Fossil, Inc. (a)...............        1,416         25,884
Haggar Corp. ..................          200          2,080
Jones Apparel Group, Inc.
 (a)...........................        8,149        232,409
K-Swiss, Inc. Class A..........          537         15,965
Kellwood Co. ..................          746         22,096
Liz Claiborne, Inc. ...........        5,276        171,628
Nautica Enterprises, Inc.
 (a)...........................        1,037         11,801
NIKE, Inc. Class B.............          691         36,989
Oshkosh B' Gosh, Inc. Class
 A.............................          383         11,636
Oxford Industries, Inc. .......          232          7,772
Phillips-Van Heusen Corp. .....          852         11,315
Quiksilver, Inc. (a)...........          820         26,732


                                      SHARES          VALUE
                                 -------------------------
TEXTILES, APPAREL & LUXURY GOODS (CONTINUED)
Reebok International Ltd.
 (a)...........................        2,914   $     90,509
Russell Corp. .................          990         18,929
Stride Rite Corp. .............        1,171         10,317
Timberland Co. (The) Class A
 (a)...........................        4,283        214,107
Unifi, Inc. (a)................        4,227         25,151
Urban Outfitters, Inc. ........          400         11,928
V.F. Corp. ....................        6,864        270,030
Wellman, Inc. .................          983         11,246
Wolverine World Wide, Inc. ....        1,220         22,497
                                               ------------
                                                  1,880,561
                                               ------------
TOBACCO (0.5%)
Altria Group, Inc. ............       46,431      1,428,218
DIMON, Inc. ...................        1,377          9,033
Schweitzer-Mauduit
 International, Inc. ..........          467         10,223
Universal Corp. ...............        2,543         99,304
UST, Inc. .....................        5,259        164,764
                                               ------------
                                                  1,711,542
                                               ------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (b)
Applied Industrial
 Technologies, Inc. ...........          569         10,521
Lawson Products, Inc. .........          297          8,019
Watsco, Inc. ..................          829         12,841
                                               ------------
                                                     31,381
                                               ------------
WATER UTILITIES (0.0%) (b)
American States Water Co. .....          467         12,067
                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
AT&T Wireless Services, Inc.
 (a)...........................       60,970        393,866
Boston Communications Group,
 Inc. (a)......................          532          9,624
Metro One Telecommunications,
 Inc. (a)......................          756          4,891
Nextel Communications, Inc.
 Class A (a)...................       59,543        880,641
Sprint Corp. (PCS Group) (a)...       16,258         56,903
Telephone & Data Systems,
 Inc. .........................        6,263        269,873
                                               ------------
                                                  1,615,798
                                               ------------
Total Common Stocks (Cost
 $194,548,922).................                 210,897,108(g)
                                               ------------

REAL ESTATE INVESTMENT TRUSTS (1.5%)
Alexandria Real Estate
 Equities, Inc. ...............          535         22,631
AMB Property Corp. ............        3,723        101,638
American Land Lease, Inc. .....          236          3,759
AMLI Residential Properties
 Trust.........................          485         10,980
Apartment Investment &
 Management Co. Class A........        2,642         99,762
Archstone-Smith Trust..........        5,102        116,326

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
Arden Realty, Inc. ............        1,799   $     42,870
Associated Estates Realty
 Corp. ........................          595          3,576
Avalonbay Communities, Inc. ...        1,956         78,025
Bedford Property Investors,
 Inc. .........................          510         13,591
Boston Properties, Inc. .......        2,683        105,174
Boykin Lodging Co. ............          524          4,302
Brandywine Realty Trust........        1,007         22,456
BRE Properties, Inc. Class A...        1,296         39,852
Camden Property Trust..........        1,106         38,655
Capital Automotive REIT........        1,690         43,754
Carr America Realty Corp. .....        1,501         39,146
CBL & Associates Properties,
 Inc. .........................          826         35,064
Centerpoint Properties
 Corp. ........................          654         37,899
Chateau Communities, Inc. .....          824         17,815
Chelsea Property Group,
 Inc. .........................        1,172         46,482
Colonial Properties Trust......        1,297         44,111
Commercial Net Lease Realty....        1,150         18,584
Cornerstone Realty Income
 Trust, Inc. ..................        1,456         10,221
Corporate Office Properties
 Trust.........................          688         10,492
Correctional Properties
 Trust.........................          222          4,895
Cousins Properties, Inc. ......        1,404         36,869
Crescent Real Estate Equity
 Co. ..........................        2,849         40,399
Crown American Realty Trust....          952          9,729
Developers Diversified Realty
 Corp. ........................        2,348         59,170
Duke Realty Corp. .............        3,807        104,312
EastGroup Properties, Inc. ....          490         12,730
Entertainment Properties
 Trust.........................          513         13,825
Equity Inns, Inc. .............        1,282          8,602
Equity Office Properties
 Trust.........................       17,513        454,813
Equity One, Inc. ..............        1,029         16,351
Equity Residential.............        9,345        242,129
Essex Property Trust, Inc. ....        1,224         67,283
Federal Realty Investment
 Trust.........................        1,235         38,063
FelCor Lodging Trust, Inc. ....        1,658         11,755
First Industrial Realty Trust,
 Inc. .........................        1,113         31,119
Gables Residential Trust.......        1,429         40,555
General Growth Properties,
 Inc. .........................        1,765         98,169
Getty Realty Corp. ............          655         13,028
Glenborough Realty Trust,
 Inc. .........................        1,621         26,876
Glimcher Realty Trust..........          942         19,462
Great Lakes, Inc. .............          510          7,528
Health Care Property Investors,
 Inc. .........................        1,665         61,971
Health Care, Inc. .............        1,128         32,114
Healthcare Realty Trust,
 Inc. .........................        1,182         32,540
Heritage Property Investment
 Trust.........................        1,171         29,743
Highwoods Properties, Inc. ....        1,488         30,132
Home Properties of N.Y.,
 Inc. .........................          736         25,561
Hospitality Properties Trust...        8,077        232,698


                                      SHARES          VALUE
                                 -------------------------
Host Marriot Corp. (a).........        7,445   $     57,475
HRPT Properties Trust..........        3,523         31,813
Innkeepers USA Trust...........        1,140          8,596
Investors Real Estate Trust....          834          8,173
Keystone Property Trust........          565          9,718
Kilroy Realty Corp. ...........        1,609         39,935
Kimco Realty Corp. ............        2,966        107,369
Koger Equity, Inc. ............          659         10,544
Kramont Realty Trust...........          648          9,914
Lasalle Hotel Properties.......          570          7,974
Lexington Corporate Properties
 Trust.........................          903         15,568
Liberty Property Trust.........        2,154         67,399
Macerich Co. (The).............        1,453         47,949
Mack-Cali Realty Corp. ........        1,612         50,875
Manufactured Home
 Communities...................          615         19,705
MeriStar Hospitality Corp. ....        1,372          5,708
Mid-America Apartment
 Communities, Inc. ............          536         13,775
Mid-Atlantic Realty Trust......          519          9,617
Mills Corp. ...................        1,208         38,608
Mission West Properties,
 Inc. .........................          528          5,206
Nationwide Health Properties,
 Inc. .........................        1,386         19,404
New Plan Excel Realty Trust....        6,334        126,553
Parkway Properties, Inc. ......        5,027        194,143
Pennsylvania Real Estate
 Investment Trust..............          489         13,961
Post Properties, Inc. .........        1,041         26,816
Prentiss Properties Trust......        1,085         29,838
Prime Group Realty Trust (a)...          265          1,696
ProLogis.......................        1,119         28,803
PS Business Parks, Inc. .......          608         18,915
Public Storage, Inc. ..........        3,315        106,577
Ramco-Gershenson Properties
 Trust.........................          348          7,952
Realty Income Corp. ...........          984         36,998
Reckson Associates Realty
 Corp. ........................        1,720         32,422
Regency Centers Corp. .........        1,636         53,988
RFS Hotel Investors, Inc. .....          823          8,839
Rouse Co. (The)................        2,445         84,964
Saul Centers, Inc. ............          445         10,498
Senior Housing Properties
 Trust.........................        1,579         19,706
Shurgard Storage Centers, Inc.
 Class A.......................        2,120         69,260
Simon Property Group, Inc. ....       15,088        554,031
Sizeler Property Investors,
 Inc. .........................          364          3,604
SL Green Realty Corp. .........          849         27,363
Sovran Self Storage, Inc. .....          383         11,245
Summit Properties, Inc. .......          770         14,876
Sun Communities, Inc. .........          533         20,542
Tanger Factory Outlet Centers,
 Inc. .........................          243          7,825
Taubman Centers, Inc. .........        1,441         25,232
Town & Country Trust...........          489         10,895

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
Trizec Properties, Inc. .......        4,320   $     40,219
U.S. Restaurant Properties,
 Inc. .........................          597          8,740
United Dominion Realty Trust,
 Inc. .........................       13,235        220,892
Universal Health Realty Income
 Trust.........................          332          8,682
Urstadt Biddle Properties Class
 A.............................          488          5,954
Ventas, Inc. ..................        2,225         28,925
Vornado Realty Trust...........        3,060        116,280
Washington Real Estate
 Investment Trust..............        1,111         29,042
Weingarten Realty Investors....        1,474         58,223
Winston Hotels, Inc. ..........          571          4,397
                                               ------------
Total Real Estate Investment
 Trusts (Cost $5,100,063)......                   5,463,807
                                               ------------
SHORT-TERM INVESTMENTS (19.8%)
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
COMMERCIAL PAPER (13.3%)
7-Eleven, Inc.
 1.25%, due 5/2/03 (e).........  $ 5,300,000      5,299,815
American Honda Finance Corp.
 1.22%, due 5/12/03 (e)........    3,000,000      2,998,881
Danske Corp.
 1.23%, due 5/5/03 (e).........    3,385,000      3,384,537
E.I. du Pont de Nemours & Co.
 1.21%, due 6/5/03 (e).........    2,000,000      1,997,646
Goldman Sachs Group, Inc.
 1.25%, due 5/23/03 (e)........    2,000,000      1,998,472
HBOS Treasury Services PLC
 1.25%, due 5/2/03 (e).........    1,500,000      1,499,948
Macquarie Bank Ltd.
 1.25%, due 5/14/03 (e)........    4,200,000      4,198,103
Rabobank Nederland
 1.33%, due 5/1/03 (e).........    3,616,000      3,616,000
Standard Life Funding B.V.
 1.24%, due 6/3/03 (e).........   10,800,000     10,787,714
Wells Fargo & Co.
 1.20%, due 6/5/03 (e).........   13,000,000     12,984,822
                                               ------------
Total Commercial Paper (Cost
 $48,765,938)..................                  48,765,938
                                               ------------


                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------
U.S. GOVERNMENT (6.5%)
United States Treasury Bills
 1.10%, due 7/10/03 (e)........  $13,300,000   $ 13,271,272
 1.14%, due 7/17/03 (e)........   10,699,000     10,673,461
                                               ------------
Total U.S. Government (Cost
 $23,945,193)..................                  23,944,733
                                               ------------
Total Short-Term Investments
 (Cost $72,711,131)............                  72,710,671
                                               ------------
Total Investments (Cost
 $356,681,807) (h).............        103.0%   377,630,410(i)
Liabilities in Excess of Cash
 and Other Assets..............         (3.0)   (11,092,774)
                                 -----------    -----------
Net Assets.....................        100.0%  $366,537,636
                                 ===========   ============

FUTURES CONTRACTS (-1.2%)
                                              UNREALIZED
                               CONTRACTS    APPRECIATION/
                                LONG        (DEPRECIATION)(j)
                               ---------------------------
FRANCE (-0.0%) (b)
CAC 40 Index May 2003........     337          $  (140,583)
                                               -----------
GERMANY (0.7%)
German DAX Index June 2003...     227            2,570,275
                                               -----------
HONG KONG (0.0%) (b)
Hong Kong Hang Seng Index,
 May 2003....................     129              115,078
                                               -----------
ITALY (0.4%)
Milan MIB 30 Index June
 2003........................     138            1,473,241
                                               -----------
UNITED STATES (-0.1%)
United States Treasury Note,
 June 2003 (10 Year).........     374             (214,492)
                                               -----------
Total Contracts Long
 (Settlement Value
 $98,331,422)................                    3,803,519
                                               -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

                FUTURES CONTRACTS (CONTINUED)
                                              UNREALIZED
                               CONTRACTS    APPRECIATION/
                               SHORT        (DEPRECIATION)(j)
                               ---------------------------
UNITED STATES (-2.2%)
Standard & Poor's 500 Index
 June 2003...................     270          $(6,105,970)
Standard & Poor's MidCap 400
 Index June 2003.............      73           (1,946,513)
                                               -----------
Total Contracts Short
 (Settlement Value
 $77,851,125)................                   (8,052,483)
                                               -----------
Total Futures Contracts
 (Settlement Value
 $20,480,297) (f)(g).........                  $(4,248,964)
                                               ===========

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) May be sold to institutional investors only.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(e) Segregated or partially segregated as collateral for futures contracts and TBAs.
(f) The combined market value of U.S. Government & Federal Agencies investments and settlement value of U.S. Treasury Note futures contracts represents 29.4% of net assets.
(g) The combined market value of common stocks and settlement value of Index futures contracts represents 36.3% of net assets.
(h) The cost for federal income tax purposes is $358,231,019.
(i) At April 30, 2003 net unrealized appreciation was $19,399,391, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $34,097,635 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $14,698,244.
(j) Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

ASSET MANAGER FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $356,681,807).............................  $377,630,410
 Receivables:
   Investment securities sold.....................    23,171,429
   Dividends and interest.........................     1,098,117
   Variation margin on futures contracts..........       731,491
   Fund shares sold...............................       110,255
 Other assets.....................................        22,474
                                                    ------------
       Total assets...............................   402,764,176
                                                    ------------
LIABILITIES:
 Payable due to broker for futures contracts......       885,541
 Payables:
   Investment securities purchased................    34,547,720
   Fund shares redeemed...........................       435,857
   Transfer agent.................................       130,931
   Manager........................................       117,930
   Due to custodian...............................        48,160
 Accrued expenses.................................        60,401
                                                    ------------
       Total liabilities..........................    36,226,540
                                                    ------------
 Net assets.......................................  $366,537,636
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $     31,351
   Service Class..................................         2,103
   L Class........................................             3
 Additional paid-in capital.......................   424,545,100
 Accumulated undistributed net investment
   income.........................................     3,027,476
 Accumulated net realized loss on investments,
   futures contracts and foreign currency
   transactions...................................   (77,705,342)
 Net unrealized appreciation on investments and
   futures contracts..............................    16,699,639
 Net unrealized depreciation on foreign currency
   transactions...................................       (62,694)
                                                    ------------
 Net assets.......................................  $366,537,636
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $343,532,127
                                                    ============
 Shares of capital stock outstanding..............    31,350,741
                                                    ============
 Net asset value per share outstanding............  $      10.96
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $ 22,968,996
                                                    ============
 Shares of capital stock outstanding..............     2,103,332
                                                    ============
 Net asset value per share outstanding............  $      10.92
                                                    ============
L Class
 Net assets applicable to outstanding shares......  $     36,513
                                                    ============
 Shares of capital stock outstanding..............         3,354
                                                    ============
 Net asset value per share outstanding............  $      10.89
 Maximum sales charge (1.00% of offering price)...          0.11
                                                    ------------
 Maximum offering price per share outstanding.....  $      11.00
                                                    ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2003
(Unaudited)


INVESTMENT INCOME:
 Income:
   Interest.......................................  $  3,270,090
   Dividends (a)..................................     1,896,438
                                                    ------------
       Total income...............................     5,166,528
                                                    ------------
 Expenses:
   Manager........................................     1,276,137
   Transfer agent.................................       368,138
   Professional...................................        97,943
   Interest.......................................        95,706
   Custodian......................................        58,087
   Service........................................        28,090
   Shareholder communication......................        27,411
   Directors......................................        18,374
   Registration...................................        17,176
   Miscellaneous..................................        56,528
                                                    ------------
       Total expenses before
        reimbursement.............................     2,043,590
   Expense reimbursement from Manager.............      (385,945)
                                                    ------------
       Net expenses...............................     1,657,645
                                                    ------------
 Net investment income............................     3,508,883
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions..........................   (38,289,826)
   Futures transactions...........................     3,856,929
   Foreign currency transactions..................      (215,894)
                                                    ------------
 Net realized loss on investments and foreign
   currency transactions..........................   (34,648,791)
                                                    ------------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions..........................    45,340,606
   Futures transactions...........................    (2,179,573)
   Foreign currency transactions..................       (62,504)
                                                    ------------
 Net unrealized gain on investments and foreign
   currency transactions..........................    43,098,529
                                                    ------------
 Net realized and unrealized gain on investments
   and foreign currency transactions..............     8,449,738
                                                    ------------
 Net increase in net assets resulting from
   operations.....................................  $ 11,958,621
                                                    ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $24.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the year ended October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $  3,508,883   $  8,535,366
    Net realized loss on investments, futures contracts and
     foreign currency transactions..........................   (34,648,791)   (16,883,705)
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........    43,098,529    (32,726,422)
                                                              ------------   ------------
    Net increase (decrease) in net assets resulting from
     operations.............................................    11,958,621    (41,074,761)
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (7,843,185)   (10,030,374)
      Service Class.........................................      (396,933)      (502,045)
                                                              ------------   ------------
        Total dividends to shareholders.....................    (8,240,118)   (10,532,419)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    21,369,744     60,908,835
      Service Class.........................................     1,229,867      5,357,038
      L Class...............................................        35,381             --
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................     5,250,193      6,802,154
      Service Class.........................................       396,273        501,153
                                                              ------------   ------------
                                                                28,281,458     73,569,180
    Cost of shares redeemed:
      No-Load Class.........................................   (85,670,465)   (72,085,088)
      Service Class.........................................    (1,970,602)    (3,618,659)
                                                              ------------   ------------
      Decrease in net assets derived from capital share
       transactions.........................................   (59,359,609)    (2,134,567)
                                                              ------------   ------------
      Net decrease in net assets............................   (55,641,106)   (53,741,747)
NET ASSETS:
  Beginning of period.......................................   422,178,742    475,920,489
                                                              ------------   ------------
  End of period.............................................  $366,537,636   $422,178,742
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $  3,027,476   $  7,832,913
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ASSET MANAGER FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                           NO-LOAD CLASS
                                     ------------------------------------------------------------------------------------------
                                     SIX MONTHS                                                                JANUARY 1
                                       ENDED                            YEAR ENDED OCTOBER 31                   THROUGH
                                     APRIL 30,             ------------------------------------------------   OCTOBER 31,
                                      2003***                2002                2001                2000        1999*
                                     ----------            --------            --------            --------   -----------
Net asset value at beginning of
 period............................   $  10.81             $  12.11            $  15.21            $  14.57    $  15.36
                                      --------             --------            --------            --------    --------
Net investment income..............       0.10(d)              0.22                0.37(c)             0.51        0.41
Net realized and unrealized gain
 (loss) on investments.............       0.28                (1.25)              (2.09)(c)            1.08        0.41
Net realized and unrealized gain
 (loss) on foreign currency
 transactions......................      (0.01)               (0.00)(a)           (0.00)(a)           (0.01)      (0.03)
                                      --------             --------            --------            --------    --------
Total from investment operations...       0.37                (1.03)              (1.72)               1.58        0.79
                                      --------             --------            --------            --------    --------
Less dividends and distributions:
From net investment income.........      (0.22)               (0.27)              (0.50)              (0.50)      (0.01)
From net realized gain on
 investments.......................         --                   --               (0.88)              (0.44)      (1.57)
                                      --------             --------            --------            --------    --------
Total dividends and
 distributions.....................      (0.22)               (0.27)              (1.38)              (0.94)      (1.58)
                                      --------             --------            --------            --------    --------
Net asset value at end of period...   $  10.96             $  10.81            $  12.11            $  15.21    $  14.57
                                      ========             ========            ========            ========    ========
Total investment return............       3.44%(b)            (8.78%)            (12.12%)             11.18%       5.58%(b)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income.............       1.80%+               1.84%               2.66%(c)            3.45%       3.40%+
 Net expenses......................       0.83%+               0.83%               0.83%               0.83%       0.78%+
 Expenses (before reimbursement)...       1.03%+               0.94%               0.87%               0.83%       0.78%+
Portfolio turnover rate............         65%                   4%                 15%                 49%         18%
Net assets at end of period (in
 000's)............................   $343,532             $399,199            $452,246            $561,329    $513,860

                                        NO-LOAD CLASS
                                     -------------------
                                         YEAR ENDED
                                         DECEMBER 31
                                     -------------------
                                       1998       1997
                                     --------   --------
Net asset value at beginning of
 period............................  $  14.83   $  13.19
                                     --------   --------
Net investment income..............      0.43       0.34
Net realized and unrealized gain
 (loss) on investments.............      2.70       3.15
Net realized and unrealized gain
 (loss) on foreign currency
 transactions......................      0.02      (0.00)(a)
                                     --------   --------
Total from investment operations...      3.15       3.49
                                     --------   --------
Less dividends and distributions:
From net investment income.........     (0.43)     (0.34)
From net realized gain on
 investments.......................     (2.19)     (1.51)
                                     --------   --------
Total dividends and
 distributions.....................     (2.62)     (1.85)
                                     --------   --------
Net asset value at end of period...  $  15.36   $  14.83
                                     ========   ========
Total investment return............     21.31%     26.69%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income.............      2.64%      2.27%
 Net expenses......................      0.80%      0.76%
 Expenses (before reimbursement)...      0.80%      0.76%
Portfolio turnover rate............        55%        19%
Net assets at end of period (in
 000's)............................  $500,449   $414,824

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
***  Unaudited.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.
(c)  As required, effective November 1, 2000, the Fund has
     adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000,
     have not been restated to reflect this change in
     presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.01)      ($0.01)
Increase net realized and unrealized gains and losses.......    0.01         0.01
Decrease ratio of net investment income.....................   (0.06%)      (0.06%)

(d) Per share data based on average shares outstanding during the period.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                              SERVICE CLASS                                                            L CLASS
    -------------------------------------------------------------------------------------------------            -------------------
    SIX MONTHS                                                       JANUARY 1        YEAR ENDED
      ENDED                      YEAR ENDED OCTOBER 31                THROUGH         DECEMBER 31                DECEMBER 30, 2002**
    APRIL 30,             ------------------------------------      OCTOBER 31,   -------------------                  THROUGH
     2003***                2002          2001          2000           1999*        1998       1997               APRIL 30, 2003***
    ----------            --------      --------      --------      -----------   --------   --------            -------------------
     $  10.76             $  12.05      $  15.14      $  14.50       $  15.33     $  14.81   $  13.19                 $  10.64
     --------             --------      --------      --------       --------     --------   --------                 --------
         0.08(d)              0.18          0.33(c)       0.50           0.39         0.39       0.31                     0.02(d)
         0.28                (1.23)        (2.08)(c)      1.05           0.38         2.69       3.13                     0.24
        (0.01)               (0.00)(a)     (0.00)(a)     (0.01)         (0.03)        0.02      (0.00)(a)                (0.01)
     --------             --------      --------      --------       --------     --------   --------                 --------
         0.35                (1.05)        (1.75)         1.54           0.74         3.10       3.44                     0.25
     --------             --------      --------      --------       --------     --------   --------                 --------
        (0.19)               (0.24)        (0.46)        (0.46)         (0.00)(a)    (0.39)     (0.31)                      --
           --                   --         (0.88)        (0.44)         (1.57)       (2.19)     (1.51)                      --
     --------             --------      --------      --------       --------     --------   --------                 --------
        (0.19)               (0.24)        (1.34)        (0.90)         (1.57)       (2.58)     (1.82)                      --
     --------             --------      --------      --------       --------     --------   --------                 --------
     $  10.92             $  10.76      $  12.05      $  15.14       $  14.50     $  15.33   $  14.81                 $  10.89
     ========             ========      ========      ========       ========     ========   ========                 ========
         3.27%(b)            (8.96%)      (12.36%)       10.96%          5.31%(b)    21.00%     26.30%                    2.35%(b)
         1.55%+               1.59%         2.41%(c)      3.20%          3.15%+       2.39%      2.02%                    0.80%+
         1.08%+               1.08%         1.08%         1.08%          1.03%+       1.05%      1.01%                    1.83%+
         1.28%+               1.19%         1.12%         1.08%          1.03%+       1.05%      1.01%                    2.03%+
           65%                   4%           15%           49%            18%          55%        19%                      65%
     $ 22,969             $ 22,980      $ 23,675      $ 27,978       $ 29,087     $ 16,853   $  9,889                 $     37

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Balanced Fund
--------------------------------------------------------------------------------

As of April 30, 2003, all widely followed U.S. equity indices showed positive six-month performance. Based on Russell data, mid- and small-capitalization stocks performed relatively better than large-capitalization stocks.(1) Russell indices show that the market favored the value style over growth investing in the large-capitalization sector, and growth over value in the mid- and small-capitalization sectors.(2)

During the six-month period, investors and economic forecasters had to contend with uncertainty stemming from the possibility--and later, the eventuality--of a coalition offensive in Iraq. The market remained volatile throughout the reporting period, dropping sharply between mid-January and early March. As it became increasingly clear that the mission of coalition forces was poised for success, the stock market generally strengthened. Although recent data on production and employment have been somewhat disappointing, other developments have been more positive. On balance, the Federal Reserve has suggested that an accommodative monetary policy and ongoing growth in productivity may foster an improving economic climate over time.

With the equity market experiencing ups and downs, the bond market enjoyed relatively strong performance, despite occasional volatility. As the labor market weakened and geopolitical uncertainty persisted, investors continued to move toward fixed-income investing. The 10-year Treasury note finished the period at a yield of 3.89%.(3)

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse Balanced Fund returned 4.02% for No-Load Class shares and 3.89% for Service Class shares. Both share classes underperformed the 4.25% return of the average Lipper(4) balanced fund for the same period. Both shares classes underperformed the 6.10% return of the Fund's Balanced Composite Index(5) and the 4.77% return of the Lipper Balanced Fund Index(6) over the six months ended April 30, 2003.

No-Load Class shares of Eclipse Balanced Fund were rated four stars overall out of 742 domestic hybrid funds by Morningstar(7) as of April 30, 2003. The Fund's No-Load Class shares were rated five stars out of 742 domestic hybrid funds for the three-year period then ended, four stars out of 588 domestic hybrid funds for the five-year period then ended, and four stars out of 160 domestic hybrid funds for the 10-year period ended April 30, 2003.

In the equity portion of the Fund's portfolio, underperformance relative to the Russell Midcap Index resulted primarily from security selection and sector weightings in the retail-
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
1 The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization.
 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2 For each Russell index mentioned in the previous footnote, the corresponding
  Growth Index measures the performance of those companies in the index with higher price-to-book ratios and higher forecasted growth values and the corresponding Value Index measures the performance of those companies in the index with lower price-to-book ratios and lower forecasted growth values.
  Results for all indices assume reinvestment of all income and capital gains.
  An
 investment cannot be made directly into an index.
3 Yields on actively traded issues adjusted to constant maturities. Source: U.S.
  Treasury.
4 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
5 The Fund's Balanced Composite Index is comprised of the Russell Midcap(R)
  Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%, respectively. An investment cannot be made directly into an index or a composite.
6 The Lipper Balanced Fund Index is an unmanaged equally weighted index of the
  30 largest funds in the Lipper balanced fund universe. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested. An investment cannot be made directly into an index.
7 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

ing, technology hardware & equipment, and utilities industry groups.

Although the equity portion of the Fund's portfolio was overweighted in retail stocks relative to the Russell Midcap Index, the retailing industry group showed relatively weak performance in a period when consumer demand generally declined. The Fund reduced its weighting among retailers by selling poor performers, such as Saks and Michaels Stores, but as of April 30, 2003, the equity portion of the Fund's portfolio remained overweighted in retailing stocks relative to the Russell Midcap Index.

While technology hardware & equipment stocks and utilities had relatively strong performance for the six months ended April 30, 2003, the equity portion of the Fund's portfolio was underweighted relative to the Russell Midcap Index in both industry groups. The Fund's stock selection in these industry groups contributed positively to performance, but the contribution was not as strong as that of related stocks in the Russell Midcap Index.

The performance of the bond portion of the Fund's portfolio was roughly in line with that of the Merrill Lynch Corporate & Government 1-10 Year Bond Index.(8)

STRONG AND WEAK PERFORMERS

The Fund maintains an allocation of 60% stocks and 40% fixed-income securities and cash equivalents.

In the equity portion of its portfolio, the Fund selects stocks based on a quantitative approach that focuses on relative valuation and strong current operating results. The portfolio managers do not attempt to time the market, project earnings, or use earnings-forecast data of either the companies or Wall Street analysts. Instead, the Fund's analysis relies only on historical, publicly available annual and quarterly financial statistical data. As a result, aside from a company's quantitative history, the story behind a stock is essentially irrelevant to the Fund's investment process.

Among the strongest performing stocks in the equity portion of the Fund's portfolio were Rent-A-Center (+43%),(9) the largest operator of rent-to-own stores in the United States, AutoNation (+31%), the largest retailer of new and used cars, GTECH Holdings (+30%), a leading global information and technology company, and Catellus Development (+21%), the developer of San Francisco's Mission Bay office and housing project. The positive performance of these stocks was primarily a result of better-than-expected financial reports.

Additionally, J.B. Hunt Transport Services (+25%), one of the largest U.S. truckload carriers, benefited from President Bush's decision to ease restrictions on Mexican trucking companies operating in the United States. The decision allowed the company to operate in Mexico without using a Mexican subsidiary or an independent company, which, in turn, provided significant cost savings and substantial profit improvements.

Although the Fund selects stocks for their attractive valuation and operating characteristics, several issues were sold during the reporting period due to poor operating performance.

AutoZone, the largest U.S. auto parts retailer, saw a 20% decline in its share price between October 31, 2002, and the time the Fund sold out of its position in January 2003. Black & Decker, the biggest U.S. maker of power tools, and Saks, the owner of Saks Fifth Avenue and regional department store chains, saw their stock prices decline 26% and 30%, respectively, from the end of October 2002 until the Fund sold the positions in March 2003. The declines came

--------------------------------------------------------------------------------
8 The Merrill Lynch Corporate & Government 1-10 Year Bond Index is a market-capitalization weighted index including U.S. government and fixed-coupon domestic investment-grade corporate bonds with at least $100 million par amount outstanding. Results assume reinvestment of all income and capital gains.
 An investment cannot be made directly into an index.
9 Percentages reflect the performance of Fund holdings from November 1, 2002, through April 30, 2003, or for the portion of the reporting period securities were held in the Fund, if shorter. Percentages include change in share price and the impact of any purchases and/or sales during the reporting period, but results do not include dividend income, if any.

--------------------------------------------------------------------------------

primarily as a result of slumping demand and inventory build-ups in a sluggish economy.

Arts and crafts retailer Michaels Stores saw its shares plummet 46% between October 31, 2002, and February 2003, when the Fund sold its position in the company. As consumer demand declined, company sales were also affected by some nine sniper shootings within three miles of Michaels Stores locations. Adolph Coors, the third largest U.S. brewer, lost 25% of its share price between October 31, 2002, and April 2003, when the Fund sold its position. The company had seen a severe decline in earnings that reflected increased marketing costs and a loss incurred in the company's U.K. business.

PURCHASES AND SALES

The Fund seeks stocks that have strong operating results and attractive relative valuations. Among the securities that fit the Fund's purchase criteria during the reporting period were Doral Financial, Citrix Systems, and ADTRAN.

Doral Financial is a diversified financial holding company and the largest residential mortgage lender in Puerto Rico. The company's stock was purchased by the Fund in November 2002 and gained 54% through the end of April 2003. The positive performance appears to have resulted from the company's strong financial results, which reflected an increase in mortgage loan production while demand for new housing in Puerto Rico remained high.

Shares of Citrix Systems, a maker of connectivity software, gained 48% from the time the Fund established its position in January 2003. The gain was partly due to the company's introduction of new online security software designed to "deepen" the company's service to its current accounts.

Shares of ADTRAN, whose equipment is used to deliver high-speed Internet connections, rose 26% from the time the Fund bought them in February 2003. The company reported strong financial performance in a difficult economic environment.

Fund holdings that were sold because they increased in relative valuation levels as calculated by our proprietary valuation model included Ball, Symantec, and Mack-Cali Realty. Each of these holdings had a positive impact on performance for the portion of the reporting period it was held by the Fund.

Shares of Ball, a beverage can maker and aerospace company, gained 14% between October 31, 2002, and the sale of the Fund's position in April of 2003. Symantec, a leading maker of software used to guard against computer viruses, advanced 12% on average as the Fund sold shares on multiple dates throughout the reporting period. Mack-Cali Realty, a real estate developer, gained 10% during the reporting period, and the Fund sold its position in the company's stock in April 2003. The positive performance of all three companies was due to solid financial results.

WEIGHTINGS AND WEIGHTING CHANGES

The equity portion of the Fund is managed by selecting individual mid-capitalization stocks on the basis of relative value measures. The Fund may have concentrations in various economic sectors as a result of overall sector performance and our approach to stock selection.

Companies within an industry may be attractive investments as a result of business cycles. When an industry is experiencing a difficult business environment, many companies in that sector may have weak results. This may lead to temporarily depressed valuations for many of these companies, and may provide an opportunity to invest in several stocks within an industry. When an industry is doing well, on the other hand, some companies may become overvalued based on our valuation model, in which case, we will trim or sell out of the positions.

A few notable shifts in industry-group weightings in the equity portion of the Fund's portfolio were an increase in insurance, pharmaceuticals & biotechnology, and capital goods, and a decrease in banks. These weighting changes occurred as a result of security performance, industry perform-

--------------------------------------------------------------------------------

ance, and the Fund's bottom-up stock selection process.

Several companies in the insurance, pharmaceuticals & biotechnology, and capital goods industry groups became attractive to us based on their relative valuation levels, and we added positions in these industry groups. Some securities in the banks industry group reached higher relative valuation levels, and we reduced the number of bank positions held by the Fund.

As of April 30, 2003, the Fund was overweighted relative to the Russell Midcap Index in retailing. As mentioned earlier, this positioning, paired with the Fund's stock selection within the retailing industry group, contributed to the Fund's underperformance relative to the Russell Midcap Index. At the end of the reporting period, the equity portion of the Fund's portfolio was underweighted relative to the benchmark in the technology hardware & equipment and utilities industry groups, which detracted from the Fund's performance.

LOOKING AHEAD

We continue to invest in mid-capitalization stocks of companies that are relatively undervalued and have strong operating characteristics. We select stocks on the basis of investment merit of lower valuations and strong operating characteristics as we seek to generate solid risk-adjusted returns over long periods of time. Our bond approach is a medium duration, bottom-up credit analysis method. We utilize a laddered maturity of corporate and government securities to minimize risk.

Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

WESLEY G. MCCAIN
JOAN M. SABELLA
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                          ECLIPSE BALANCED FUND VERSUS
                           LIPPER BALANCED FUND INDEX
                          AND BALANCED COMPOSITE INDEX
                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES LINE GRAPH]

                                                 ECLIPSE BALANCED FUND     LIPPER BALANCED FUND INDEX   BALANCED COMPOSITE INDEX
                                                 ---------------------     --------------------------   ------------------------
4/30/93                                                10000.00                     10000.00                    10000.00
94                                                     10770.00                     10469.00                    10470.00
95                                                     13246.00                     11401.00                    11474.00
96                                                     14955.00                     13565.00                    13718.00
97                                                     18455.00                     15421.00                    15532.00
98                                                     19936.00                     19479.00                    19796.00
99                                                     19864.00                     21647.00                    20644.00
00                                                     21779.00                     22727.00                    20270.00
01                                                     23277.00                     22782.00                    23661.00
02                                                     22670.00                     21870.00                    25621.00
4/30/03                                                23566.00                     20584.00                    24587.00

                              $10,000 INVESTED IN
                          ECLIPSE BALANCED FUND VERSUS
                           LIPPER BALANCED FUND INDEX
                          AND BALANCED COMPOSITE INDEX
                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES LINE GRAPH]

                                                 ECLIPSE BALANCED FUND     LIPPER BALANCED FUND INDEX   BALANCED COMPOSITE INDEX
                                                 ---------------------     --------------------------   ------------------------
4/30/93                                                10000.00                     10000.00                    10000.00
94                                                     10728.00                     10469.00                    10470.00
95                                                     13165.00                     11401.00                    11474.00
96                                                     14828.00                     13565.00                    13718.00
97                                                     18247.00                     15421.00                    15532.00
98                                                     19671.00                     19479.00                    19796.00
99                                                     19549.00                     21647.00                    20644.00
00                                                     21380.00                     22727.00                    20270.00
01                                                     22795.00                     22782.00                    23661.00
02                                                     22146.00                     21870.00                    25621.00
4/30/03                                                23006.00                     20584.00                    24587.00

                              $10,000 INVESTED IN
                          ECLIPSE BALANCED FUND VERSUS
                           LIPPER BALANCED FUND INDEX
                          AND BALANCED COMPOSITE INDEX
                                 CLASS L SHARES

[L CLASS SHARES LINE GRAPH]

                                                       L SHARES            LIPPER BALANCED FUND INDEX   BALANCED COMPOSITE INDEX
                                                       --------            --------------------------   ------------------------
4/30/93                                                10000.00                     10000.00                    10000.00
94                                                     10595.00                     10469.00                    10470.00
95                                                     12898.00                     11401.00                    11474.00
96                                                     14426.00                     13565.00                    13718.00
97                                                     17637.00                     15421.00                    15532.00
98                                                     18871.00                     19479.00                    19796.00
99                                                     18616.00                     21647.00                    20644.00
00                                                     20207.00                     22727.00                    20270.00
01                                                     21388.00                     22782.00                    23661.00
02                                                     20594.00                     21870.00                    25621.00
4/30/03                                                21152.00                     20584.00                    24587.00

[LEGEND FOR GRAPHS]

Source: Lipper Inc., 4/30/03

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/93 AND, FOR CLASS L SHARES, REFLECT THE DEDUCTION OF ALL SALES CHARGES THAT WOULD HAVE APPLIED FOR THE PERIOD OF INVESTMENT.

                                                                TOTAL RETURNS(1)     AVERAGE ANNUAL TOTAL RETURNS(1)
                        PERFORMANCE                           AS OF APRIL 30, 2003         AS OF APRIL 30, 2003
---------------------------------------------------------------------------------------------------------------------
                                                              SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund No-Load Class                                   4.02%           -3.18%       3.35%       8.95%
Eclipse Balanced Fund Service Class(2)                                3.89            -3.42        3.10        8.69
Eclipse Balanced Fund Class L (without sales charges)(3)              3.55            -4.15        2.34        7.89
Eclipse Balanced Fund Class L (with sales charges)(3)                 1.52            -6.05        2.13        7.78
Average Lipper balanced fund(4)                                       4.25            -6.71        0.39        7.20
Lipper Balanced Fund Index(5)                                         4.77            -5.88        1.11        7.49
Balanced Composite Index(6)                                           6.10            -4.04        4.43        9.41

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

1993                                                                             17.06
1994                                                                              0.01
Year ended December 31 1995                                                      22.99
1996                                                                             12.91
1997                                                                              23.4
1998                                                                              8.03
1999                                                                             -0.36
2000                                                                              9.64
10 months ended October 31 2001                                                    1.8
Year ended October 312002                                                         2.18
Six months ended April 30 2003                                                    4.02

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1 Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares. Class L shares are subject to a 1% sales charge and a contingent deferred sales charge (CDSC) of 1% if redeemed within one year of purchase.

2 Performance figures for the Service Class, first offered to the public on 7/1/02, include the historical performance of the No-Load Class from the Fund's inception on 5/1/89 through 6/30/02. Performance figures for these classes will vary after 6/30/02, based on differences in their expense structures.

3 Performance figures for Class L shares, first offered to the public on 12/30/02, include the historical performance of the No-Load Class shares from the Fund's inception on 5/1/89 up to 12/30/02, including the applicable .75% distribution fee and .25% service fee.

4 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

5 The Lipper Balanced Fund Index is an unmanaged equally weighted index of the 30 largest funds in the Lipper balanced fund universe. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested. An investment cannot be made directly into an index.

6 The Fund's Balanced Composite Index is comprised of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%, respectively. An investment cannot be made directly into an index or a composite.

BALANCED FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

LONG-TERM BONDS (37.3%)+
CORPORATE BONDS (25.5%)
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                    -------------------
AEROSPACE & DEFENSE (0.6%)
Boeing Co.
 6.35%, due 6/15/03.............  $  500,000   $    502,575
Honeywell, Inc.
 7.125%, due 4/15/08............     150,000        173,971
                                               ------------
                                                    676,546
                                               ------------
BANKS (0.9%)
BankAmerica Corp.
 7.125%, due 3/1/09.............     900,000      1,056,034
                                               ------------
BEVERAGES (1.2%)
Anheuser-Busch Cos., Inc.
 5.375%, due 9/15/08............     250,000        273,504
Coca-Cola Co. (The)
 4.00%, due 6/1/05..............     500,000        522,998
Coca-Cola Enterprises, Inc.
 6.625%, due 8/1/04.............     100,000        106,059
PepsiCo, Inc.
 5.75%, due 1/15/08.............     500,000        550,103
                                               ------------
                                                  1,452,664
                                               ------------
CHEMICALS (1.1%)
ChevronTexaco Capital Co.
 3.50%, due 9/17/07.............     390,000        399,126
E.I. Du Pont de Nemours & Co.
 3.375%, due 11/15/07...........     921,000        932,784
                                               ------------
                                                  1,331,910
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Pitney Bowes, Inc.
 5.50%, due 4/15/04.............     100,000        103,779
                                               ------------
COMPUTERS & PERIPHERALS (0.5%)
International Business
 Machines Corp.
 4.875%, due 10/1/06............     500,000        537,872
                                               ------------
DIVERSIFIED FINANCIALS (5.0%)
Bear Stearns Cos., Inc. (The)
 4.00%, due 1/31/08.............     750,000        770,588
Caterpillar Financial Services
 Corp.
 4.875%, due 6/15/07............     330,000        351,549
General Electric Capital Corp.
 Series A
 4.25%, due 1/15/08.............     500,000        520,668
Heller Financial, Inc.
 6.375%, due 3/15/06............     250,000        276,489
Household Finance Corp.
 6.375%, due 8/1/10.............     500,000        547,034
John Deere Capital Corp.
 3.90%, due 1/15/08.............     250,000        255,125
 4.50%, due 8/22/07.............     500,000        522,393
JP Morgan & Co., Inc.
 6.25%, due 2/15/11.............     300,000        324,711


                                  PRINCIPAL
                                    AMOUNT        VALUE
                                    -------------------
DIVERSIFIED FINANCIALS (CONTINUED)
Lehman Brothers, Inc.
 7.625%, due 6/1/06.............  $  350,000   $    400,142
Merrill Lynch & Co., Inc.
 7.00%, due 1/15/07.............     700,000        792,784
Minnesota Mining & Manufacturing
 Co., Series C
 4.15%, due 6/30/05.............     500,000        525,700
Wells Fargo Financial, Inc.
 5.45%, due 5/3/04..............     350,000        363,727
 6.85%, due 7/15/09.............     125,000        146,693
                                               ------------
                                                  5,797,603
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
BellSouth Telecommunications,
 Inc.
 5.875%, due 1/15/09............     300,000        332,916
Chesapeake & Potomac
 Telephone-West Virginia, Inc.
 7.00%, due 8/15/04.............     100,000        106,364
GTE North, Inc., Series F
 6.375%, due 2/15/10............     500,000        558,367
New York Telephone Co.
 6.125%, due 1/15/10............   1,000,000      1,108,552
 6.25%, due 2/15/04.............     150,000        155,619
Pacific Bell
 6.875%, due 8/15/06............     500,000        563,063
Southwestern Bell Telephone Co.
 6.375%, due 11/15/07...........     100,000        112,111
                                               ------------
                                                  2,936,992
                                               ------------
ELECTRIC UTILITIES (0.1%)
Potomac Electric Power Co.
 6.50%, due 3/15/08.............     100,000        112,613
                                               ------------
ELECTRICAL EQUIPMENT (0.3%)
Emerson Electric Co.
 5.00%, due 10/15/08............     300,000        324,131
                                               ------------
FOOD & DRUG RETAILING (0.5%)
SYSCO Corp.
 6.50%, due 6/15/05.............     500,000        547,188
                                               ------------
FOOD PRODUCTS (1.1%)
Sara Lee Corp., Series C
 6.00%, due 1/15/08.............   1,200,000      1,324,315
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (0.3%)
Cardinal Health, Inc.
 4.45%, due 6/30/05.............     300,000        315,488
                                               ------------
HOTELS, RESTAURANTS & LEISURE (0.2%)
McDonald's Corp., Series G
 4.15%, due 2/15/05.............     250,000        260,175
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                    -------------------
HOUSEHOLD PRODUCTS (1.1%)
Colgate-Palmolive Co., Series E
 3.98%, due 4/29/05.............  $  500,000   $    521,444
Procter & Gamble Co. (The)
 4.00%, due 4/30/05.............     500,000        523,261
 4.75%, due 6/15/07.............     250,000        267,882
                                               ------------
                                                  1,312,587
                                               ------------
INSURANCE (1.5%)
Loews Corp.
 6.75%, due 12/15/06............     500,000        541,801
Marsh & McLennan Cos., Inc.
 6.625%, due 6/15/04............   1,000,000      1,054,748
Progressive Corp.
 6.60%, due 1/15/04.............     150,000        155,207
                                               ------------
                                                  1,751,756
                                               ------------
MEDIA (0.5%)
Gannett Co., Inc.
 4.95%, due 4/1/05..............     500,000        529,568
                                               ------------
MULTILINE RETAIL (1.1%)
Target Corp.
 5.50%, due 4/1/07..............     350,000        379,200
 5.95%, due 5/15/06.............     350,000        382,658
Wal-Mart Stores, Inc.
 7.25%, due 6/1/13..............     400,000        492,303
                                               ------------
                                                  1,254,161
                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (1.4%)
IES Utilities, Inc., Series A
 6.625%, due 8/1/09.............   1,500,000      1,581,274
                                               ------------
PERSONAL PRODUCTS (0.8%)
Gillette Co. (The)
 2.875%, due 3/15/08............     500,000        493,390
 3.50%, due 10/15/07............     500,000        507,477
                                               ------------
                                                  1,000,867
                                               ------------
PHARMACEUTICALS (4.3%)
Abbott Laboratories
 5.125%, due 7/1/04.............     500,000        521,045
 5.625%, due 7/1/06.............     500,000        550,840
Bristol-Myers Squibb Co.
 4.75%, due 10/1/06.............     500,000        531,306
Lilly (Eli) & Co.
 5.50%, due 7/15/06.............     750,000        820,663
Merck & Co., Inc., Series E
 4.125%, due 1/18/05............     750,000        778,582
Pfizer, Inc.
 3.625%, due 11/1/04............   1,000,000      1,027,269
Pharmacia Corp.
 5.875%, due 12/1/08............     500,000        559,072
Warner-Lambert Co.
 6.00%, due 1/15/08.............     250,000        280,622
                                               ------------
                                                  5,069,399
                                               ------------


                                  PRINCIPAL
                                    AMOUNT        VALUE
                                    -------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.2%)
Rockwell International Corp.
 6.625%, due 6/1/05.............  $  200,000   $    216,977
                                               ------------
SPECIALTY RETAIL (0.2%)
Sherwin-Williams Co.(The)
 6.85%, due 2/1/07..............     200,000        220,835
                                               ------------
Total Corporate Bonds
 (Cost $28,023,581).............                 29,714,734
                                               ------------
FEDERAL AGENCIES (11.8%)
FEDERAL FARM CREDIT BANK (1.3%)
 2.25%, due 9/1/06..............     500,000        497,713
 3.47%, due 10/3/07.............     500,000        512,915
 3.80%, due 9/4/07..............     500,000        519,860
                                               ------------
                                                  1,530,488
                                               ------------
FEDERAL HOME LOAN BANK (3.9%)
 3.375%, due 2/15/08............     500,000        509,383
 3.50%, due 2/11/08.............   1,000,000      1,016,375
 3.625%, due 11/14/06...........     750,000        766,651
 3.80%, due 2/12/08.............     440,000        447,398
 3.875%, due 2/12/10............     250,000        253,189
 4.42%, due 3/4/10..............   1,000,000      1,012,686
 6.21%, due 12/3/07.............     500,000        570,793
                                               ------------
                                                  4,576,475
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (0.9%)
 3.25%, due 3/14/08.............     500,000        503,697
 3.50%, due 1/7/08..............     500,000        506,409
                                               ------------
                                                  1,010,106
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.0%)
 Series 2579 Class PG
 4.00%, due 3/15/27.............     500,000        499,973
 Series 2589 Class GD
 5.00%, due 9/15/28.............     500,000        504,998
 Series 2600 Class MJ
 5.00%, due 9/15/29.............     500,000        512,812
 Series 1982 Class VC
 6.50%, due 1/15/12.............     750,000        813,670
                                               ------------
                                                  2,331,453
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.4%)
 3.20%, due 2/6/07..............     500,000        502,702
 5.75%, due 6/15/05.............   1,000,000      1,085,931
                                               ------------
                                                  1,588,633
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.3%)
 Series 2003-32 Class PG
 5.00%, due 10/25/27............     500,000        513,125
 Series 1997-54 Class VB
 6.50%, due 3/18/08.............     188,062        188,380

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

FEDERAL AGENCIES (CONTINUED)
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                    -------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
 Series 1982 Class VC
 6.50%, due 11/25/13............  $  885,831   $    894,837
                                               ------------
                                                  1,596,342
                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.0%)
 Series 2003-19 Class BE
 4.50%, due 11/20/28............     500,000        517,084
 Series 1998-4 Class C
 6.50%, due 8/20/25.............     683,859        692,653
                                               ------------
                                                  1,209,737
                                               ------------
Total Federal Agencies
 (Cost $13,486,618).............                 13,843,234
                                               ------------
Total Long-Term Bonds
 (Cost $41,510,199).............                 43,557,968
                                               ------------
COMMON STOCKS (61.0%)
                                      Shares
                                  ----------
AIR FREIGHT & LOGISTICS (1.4%)
J.B. Hunt Transport
 Services, Inc. (a).............      48,100      1,661,855
                                               ------------
AUTO COMPONENTS (0.9%)
American Axle & Manufacturing
 Holdings, Inc. (a).............      15,600        388,752
Bandag, Inc. ...................      19,300        672,605
                                               ------------
                                                  1,061,357
                                               ------------
BANKS (2.9%)
Bank of America Corp. ..........       5,000        370,250
Bank of Hawaii Corp. ...........      16,200        533,952
Compass Bancshares, Inc. .......      11,100        374,292
Hudson United Bancorp...........      12,600        420,084
IndyMac Bancorp, Inc. ..........      51,100      1,138,508
Popular, Inc. ..................      15,800        577,332
                                               ------------
                                                  3,414,418
                                               ------------
CHEMICALS (0.8%)
Albemarle Corp. ................      16,200        437,400
Scotts Co. (The) Class A (a)....       9,000        512,550
                                               ------------
                                                    949,950
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (3.4%)
Deluxe Corp. ...................      32,800      1,443,528
Dun & Bradstreet Corp. (The)
 (a)............................      26,400        997,920
Republic Services, Inc. (a).....      66,200      1,420,652
                                               ------------
                                                  3,862,100
                                               ------------
COMMUNICATIONS EQUIPMENT (1.4%)
ADTRAN, Inc. (a)................      40,400      1,635,392
                                               ------------


                                    SHARES        VALUE
                                    -------------------
                                    -------------------
COMPUTERS & PERIPHERALS (1.4%)
Dell Computer Corp. (a).........      25,700   $    742,987
Imation Corp. (a)...............      11,300        387,590
Sun Microsystems, Inc. (a)......     152,800        504,240
                                               ------------
                                                  1,634,817
                                               ------------
CONSTRUCTION & ENGINEERING (0.8%)
Jacobs Engineering Group, Inc.
 (a)............................      23,800        979,370
                                               ------------
DIVERSIFIED FINANCIALS (5.4%)
Bear Stearns Cos., Inc. (The)...       2,702        180,602
Countrywide Financial Corp. ....      18,300      1,237,080
Doral Financial Corp. ..........      12,000        480,120
Federated Investors, Inc. Class
 B..............................      16,500        450,285
Freddie Mac.....................      17,800      1,030,620
Lehman Brothers Holdings,
 Inc. ..........................      10,800        680,076
Moody's Corp. ..................      19,100        922,339
SLM Corp. ......................       7,500        840,000
Student Loan Corp. (The)........       4,100        439,561
                                               ------------
                                                  6,260,683
                                               ------------
ELECTRIC UTILITIES (0.8%)
Wisconsin Energy Corp. .........      34,900        918,917
                                               ------------
ELECTRICAL EQUIPMENT (1.2%)
American Power Conversion Corp.
 (a)............................      21,200        330,296
Energizer Holdings, Inc. (a)....      37,600      1,083,632
                                               ------------
                                                  1,413,928
                                               ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
Tektronix, Inc. (a).............      58,700      1,101,799
                                               ------------
ENERGY EQUIPMENT & SERVICES (1.0%)
FMC Technologies, Inc. (a)......      27,000        508,140
Helmerich & Payne, Inc. ........      26,200        674,126
                                               ------------
                                                  1,182,266
                                               ------------
FOOD & DRUG RETAILING (0.4%)
Winn-Dixie Stores, Inc. ........      31,700        397,201
                                               ------------
FOOD PRODUCTS (1.4%)
Dean Foods Co. (a)..............      30,900      1,345,077
Tyson Foods, Inc. Class A.......      30,700        295,641
                                               ------------
                                                  1,640,718
                                               ------------
GAS UTILITIES (1.9%)
Sempra Energy...................      28,700        770,308
UGI Corp. ......................      47,100      1,488,360
                                               ------------
                                                  2,258,668
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (5.2%)
AdvancePCS (a)..................      19,200        577,152
Coventry Health Care, Inc.
 (a)............................      11,300        461,266
Health Net, Inc. (a)............      37,000        965,330
Manor Care, Inc. (a)............      53,400      1,038,630
Oxford Health Plans, Inc. (a)...      21,600        632,232

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                    -------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
PacifiCare Health Systems, Inc.
 (a)............................      58,800   $  1,872,192
UnitedHealth Group, Inc. .......       5,700        525,141
                                               ------------
                                                  6,071,943
                                               ------------
HOTELS, RESTAURANTS & LEISURE (1.6%)
Brinker International, Inc.
 (a)............................       8,800        279,400
GTECH Holdings Corp. (a)........      22,900        771,043
Harrah's Entertainment, Inc.
 (a)............................      11,000        433,290
Mandalay Resort Group (a).......      16,000        422,720
                                               ------------
                                                  1,906,453
                                               ------------
HOUSEHOLD DURABLES (2.1%)
Fortune Brands, Inc. ...........       7,400        358,160
Hovnanian Enterprises, Inc.
 Class A (a)....................       9,000        358,200
KB HOME.........................       7,200        354,744
NVR, Inc. (a)...................       2,800      1,001,700
Toll Brothers, Inc. (a).........      16,100        374,325
                                               ------------
                                                  2,447,129
                                               ------------
HOUSEHOLD PRODUCTS (1.6%)
Clorox Co. (The)................      17,000        768,740
Dial Corp. (The)................      53,400      1,112,322
                                               ------------
                                                  1,881,062
                                               ------------
INSURANCE (5.8%)
Alleghany Corp. (a).............       5,916      1,005,602
Ambac Financial Group, Inc. ....       6,000        350,100
Fidelity National Financial,
 Inc. ..........................      31,700      1,090,480
First American Corp. ...........      44,600      1,181,900
Jefferson-Pilot Corp. ..........       8,500        340,765
MBIA, Inc. .....................      25,800      1,153,260
MGIC Investment Corp. ..........      23,900      1,086,494
Torchmark Corp. ................      13,600        527,000
                                               ------------
                                                  6,735,601
                                               ------------
LEISURE EQUIPMENT & PRODUCTS (1.0%)
Callaway Golf Co. ..............      83,700      1,165,941
                                               ------------
MACHINERY (1.3%)
AGCO Corp. (a)..................      20,000        364,200
Oshkosh Truck Corp. ............      21,000      1,176,000
                                               ------------
                                                  1,540,200
                                               ------------
MULTILINE RETAIL (0.2%)
Neiman Marcus Group, Inc. Class
 A (a)..........................       8,500        272,425
                                               ------------


                                    SHARES        VALUE
                                    -------------------
OIL & GAS (1.6%)
Apache Corp. ...................       9,030   $    516,968
Westport Resources Corp. (a)....      62,600      1,304,584
                                               ------------
                                                  1,821,552
                                               ------------
PERSONAL PRODUCTS (0.9%)
Estee Lauder Cos., Inc. (The)
 Class A........................      33,100      1,075,750
                                               ------------
PHARMACEUTICALS (2.1%)
Medicis Pharmaceutical Corp.
 (a)............................      12,400        714,736
Perrigo Co. ....................     109,800      1,686,528
                                               ------------
                                                  2,401,264
                                               ------------
REAL ESTATE (5.2%)
AMB Property Corp. .............      27,200        742,560
Annaly Mortgage Management,
 Inc. ..........................      17,600        334,400
Carr America Realty Corp. ......      40,700      1,061,456
Catellus Development Corp. (a)..      18,300        387,594
Highwoods Properties, Inc. .....      14,000        283,500
Hospitality Properties Trust....      25,000        720,250
HRPT Properties Trust...........     116,100      1,048,383
LNR Property Corp. .............      13,300        468,426
Reckson Associates Realty
 Corp. .........................      51,500        970,775
                                               ------------
                                                  6,017,344
                                               ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.1%)
Advanced Micro Devices, Inc.
 (a)............................      96,500        717,960
Novellus Systems, Inc. (a)......      18,900        529,956
                                               ------------
                                                  1,247,916
                                               ------------
SOFTWARE (1.3%)
Citrix Systems, Inc. (a)........      82,300      1,560,408
                                               ------------
SPECIALTY RETAIL (3.7%)
American Eagle Outfitters, Inc.
 (a)............................      32,400        567,000
AutoNation, Inc. (a)............      21,000        290,850
CarMax, Inc. (a)................      23,271        492,182
CDW Computer Centers, Inc. (a)..      13,800        588,432
Pier 1 Imports, Inc. ...........      19,400        360,064
Rent-A-Center, Inc. (a).........       4,400        282,480
Ross Stores, Inc. ..............      13,000        492,700
Sherwin-Williams Co. (The)......       9,400        262,072
Talbots, Inc. (The).............      19,500        558,675
TJX Cos., Inc. (The)............      23,600        454,300
                                               ------------
                                                  4,348,755
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                    -------------------
TEXTILES, APPAREL, & LUXURY GOODS (0.2%)
Reebok International Ltd. (a)...       8,800   $    273,328
                                               ------------
Total Common Stocks
 (Cost $65,405,417).............                 71,140,510
                                               ------------
Total Investments
 (Cost $106,915,616) (b)........        98.3%   114,698,478(c)
Cash and Other Assets, Less
 Liabilities....................         1.7      2,013,573
                                  ----------   ------------
Net Assets......................       100.0%  $116,712,051
                                  ==========   ============

------------
(a) Non-income producing security.
(b) The cost for federal income tax purposes is $106,972,825.
(c) At April 30, 2003 net unrealized appreciation was $7,725,653, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $9,467,951 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,742,298.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $106,915,616).............................  $114,698,478
 Cash.............................................        18,069
 Receivables:
   Investment securities sold.....................     4,142,177
   Dividends and interest.........................       594,118
   Fund shares sold...............................       179,644
 Other assets.....................................        26,168
                                                    ------------
       Total assets...............................   119,658,654
                                                    ------------
LIABILITIES:
 Payables:
   Investment securities purchased................     2,592,012
   Fund shares redeemed...........................       244,323
   Manager........................................        63,627
   Transfer agent.................................         6,724
   Custodian......................................         2,342
 Accrued expenses.................................        37,575
                                                    ------------
       Total liabilities..........................     2,946,603
                                                    ------------
 Net assets.......................................  $116,712,051
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class..................................  $     55,545
   Service Class..................................             4
   L Class........................................             1
 Additional paid-in capital.......................   110,485,030
 Accumulated undistributed net investment
   income.........................................       174,607
 Accumulated net realized loss on investments.....    (1,785,998)
 Net unrealized appreciation on investments.......     7,782,862
                                                    ------------
 Net assets.......................................  $116,712,051
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $116,703,078
                                                    ============
 Shares of capital stock outstanding..............     5,554,475
                                                    ============
 Net asset value per share outstanding............  $      21.01
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $      7,774
                                                    ============
 Shares of capital stock outstanding..............           370
                                                    ============
 Net asset value per share outstanding............  $      21.01
                                                    ============
L Class
 Net assets applicable to outstanding shares......  $      1,199
                                                    ============
 Shares of capital stock outstanding..............            57
                                                    ============
 Net asset value per share outstanding............  $      21.04
 Maximum sales charge (1.00% of offering price)...          0.21
                                                    ------------
 Maximum offering price per share outstanding.....  $      21.25
                                                    ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2003
(Unaudited)


INVESTMENT INCOME:
 Income:
   Interest.........................................  $   901,339
   Dividends (a)....................................      446,164
                                                      -----------
       Total income.................................    1,347,503
                                                      -----------
 Expenses:
   Manager..........................................      357,240
   Transfer agent...................................       46,878
   Professional.....................................       42,140
   Registration.....................................       23,584
   Shareholder communication........................        8,268
   Custodian........................................        8,203
   Directors........................................        7,480
   Portfolio pricing................................        7,252
   Miscellaneous....................................        9,906
                                                      -----------
       Total expenses before reimbursement..........      510,951
   Expense reimbursement from Manager...............      (37,429)
   Fees paid indirectly (See Note 2(E)).............      (25,772)
                                                      -----------
       Net expenses.................................      447,750
                                                      -----------
 Net investment income..............................      899,753
                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss on investments...................   (1,609,062)
 Net change in unrealized appreciation on
   investments......................................    5,912,561
                                                      -----------
 Net realized and unrealized gain on investments....    4,303,499
                                                      -----------
 Net increase in net assets resulting from
   operations.......................................  $ 5,203,252
                                                      ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $800.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the year ended October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    899,753   $  1,669,645
    Net realized loss on investments........................    (1,609,062)      (157,626)
    Net change in unrealized appreciation (depreciation) on
     investments............................................     5,912,561       (860,452)
                                                              ------------   ------------
    Net increase in net assets resulting from operations....     5,203,252        651,567
                                                              ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................      (948,446)    (1,495,731)
      Service Class.........................................           (42)            (1)
    From net realized gain on investments:
      No-Load Class.........................................            --     (1,253,176)
                                                              ------------   ------------
        Total dividends and distributions to shareholders...      (948,488)    (2,748,908)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    42,298,972     33,093,518
      Service Class.........................................         2,966          4,475
      L Class...............................................         1,149             --
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................       945,443      2,738,564
      Service Class.........................................            12              1
                                                              ------------   ------------
                                                                43,248,542     35,836,558
    Cost of shares redeemed:
      No-Load Class.........................................   (14,702,196)   (13,914,555)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................    28,546,346     21,922,003
                                                              ------------   ------------
      Net increase in net assets............................    32,801,110     19,824,662
NET ASSETS:
  Beginning of period.......................................    83,910,941     64,086,279
                                                              ------------   ------------
  End of period.............................................  $116,712,051   $ 83,910,941
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $    174,607   $    242,623
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

BALANCED FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                   NO-LOAD CLASS
                              --------------------------------------------------------
                                 SIX MONTHS                           JANUARY 1, 2001
                                    ENDED            YEAR ENDED           THROUGH
                              APRIL 30, 2003***   OCTOBER 31, 2002   OCTOBER 31, 2001*
                              -----------------   ----------------   -----------------
Net asset value at beginning
 of period..................      $  20.41            $  20.78           $  20.82
                                  --------            --------           --------
Net investment income.......          0.19                0.48               0.45(d)
Net realized and unrealized
 gain (loss) on
 investments................          0.62                0.00(b)           (0.08)(d)
                                  --------            --------           --------
Total from investment
 operations.................          0.81                0.48               0.37
                                  --------            --------           --------
Less dividends and
 distributions:
From net investment income..         (0.21)              (0.44)             (0.41)
From net realized gain on
 investments................            --               (0.41)               --
                                  --------            --------           --------
Total dividends and
 distributions..............         (0.21)              (0.85)             (0.41)
                                  --------            --------           --------
Net asset value at end of
 period.....................      $  21.01            $  20.41           $  20.78
                                  ========            ========           ========
Total investment return.....          4.02%(a)            2.18%              1.80%(a)
Ratios (to average net
 assets)/ Supplemental Data:
 Net investment income......          1.89%+              2.30%              2.59%+(d)
 Net expenses...............          0.99%+#             0.96%#             1.03%+#(c)
 Expenses (before
   reimbursement)...........          1.07%+#             1.02%#             1.05%+#(c)
Portfolio turnover rate.....            26%                 62%                48%
Net assets at end of period
 (in 000's).................      $116,703            $ 83,906           $ 64,086

                                               NO-LOAD CLASS
                              ------------------------------------------------
                                           YEAR ENDED DECEMBER 31
                              ------------------------------------------------
                                2000              1999       1998       1997
                              --------          --------   --------   --------
Net asset value at beginning
 of period..................  $  19.53          $  21.37   $  22.15   $  21.00
                              --------          --------   --------   --------
Net investment income.......      0.55              0.58       0.61       0.66
Net realized and unrealized
 gain (loss) on
 investments................      1.29             (0.68)      1.14       4.14
                              --------          --------   --------   --------
Total from investment
 operations.................      1.84             (0.10)      1.75       4.80
                              --------          --------   --------   --------
Less dividends and
 distributions:
From net investment income..     (0.55)            (0.58)     (0.61)     (0.66)
From net realized gain on
 investments................       --              (1.16)     (1.92)     (2.99)
                              --------          --------   --------   --------
Total dividends and
 distributions..............     (0.55)            (1.74)     (2.53)     (3.65)
                              --------          --------   --------   --------
Net asset value at end of
 period.....................  $  20.82          $  19.53   $  21.37   $  22.15
                              ========          ========   ========   ========
Total investment return.....      9.64%            (0.36%)     8.03%     23.40%
Ratios (to average net
 assets)/ Supplemental Data:
 Net investment income......      2.77%             2.61%      2.76%      2.85%
 Net expenses...............      0.95%#            0.94%      0.87%      0.84%#
 Expenses (before
   reimbursement)...........      0.95%#            0.94%      0.97%      1.04%#
Portfolio turnover rate.....        73%               33%        70%        47%
Net assets at end of period
 (in 000's).................  $ 65,309          $ 77,169   $128,865   $ 84,246

------------
 * The Fund changed its fiscal year end from December 31 to October 31.
 ** Commencement of Operations.
*** Unaudited.
 # Includes fees paid indirectly which amounted to 0.05%, 0.02% and 0.09% of average net assets for the six months ended April 30, 2003, the year ended October 31, 2002 and the ten months ended October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.01% and less than 0.01% of average net assets, as of December 31, 2000 and December 31, 1997, respectively.
 + Annualized.
 (a) Total return is not annualized.
 (b) Less than one cent per share.
 (c) Restated.
 (d) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the ten months ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  NO-LOAD
                                                                   CLASS
                                                                  -------
Decrease net investment income..............................      ($0.02)
Increase net realized and unrealized gains and losses.......        0.02
Decrease ratio of net investment income.....................       (0.09%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                    SERVICE CLASS                               L CLASS
     -------------------------------------------          -------------------
        SIX MONTHS               JULY 1, 2002**           DECEMBER 30, 2002**
           ENDED                    THROUGH                     THROUGH
     APRIL 30, 2003***          OCTOBER 31, 2002           APRIL 30, 2003***
     -----------------          ----------------          -------------------
         $  20.41                   $  21.41                   $  20.27
         --------                   --------                   --------
             0.18                       0.11                       0.07
             0.61                      (1.03)                      0.70
         --------                   --------                   --------
             0.79                      (0.92)                      0.77
         --------                   --------                   --------
            (0.19)                     (0.08)                        --
               --                         --                         --
         --------                   --------                   --------
            (0.19)                     (0.08)                        --
         --------                   --------                   --------
         $  21.01                   $  20.41                   $  21.04
         ========                   ========                   ========
             3.89%(a)                  (4.30%)(a)                  3.80%(a)
             1.64%+                     2.05%+                     0.89%+
             1.24%+#                    1.21%+#                    1.99%+#
             1.32%+#                    1.27%+#                    2.07%+#
               26%                        62%                        26%
         $      8                   $      5                   $      1

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse International Broad Market Fund
--------------------------------------------------------------------------------

During the six months ended April 30, 2003, many of the factors that influenced U.S. equities also had an impact on international markets. Geopolitical risks raised the level of uncertainty, and as tensions escalated in Iraq, the price of oil rose. In Europe, these factors contributed to relatively weak economic growth and hesitant corporate investment in the opening months of 2003, despite the European Central Bank's 25 basis point easing move on March 6, 2003.

Several European nations have faced leading-index declines, as reported by The Conference Board. A stronger euro has also had a restraining impact on exports, which are important to many euro-region economies. Meanwhile, several European nations are coping with restrictions imposed by the Stability and Growth Pact, which sets limits on governmental borrowing. Some euro-region countries now appear to be paying the price for insufficient consolidation of their public finances when economic growth was strong.

For the six months ended April 30, 2003, Asian stock markets in the MSCI Europe, Australasia, and Far East Index(1) all provided negative returns in U.S. dollar terms. Singapore (-12.91%)(2) was the hardest hit, followed by Hong Kong (-7.53%) and Japan (-7.33%). While a number of economic and market forces may have contributed to these declines, the SARS epidemic was no doubt among them. The dramatic downturn in Hong Kong's retail sales, which was driven by a virtual lack of tourism, has hurt many industries and economies in the Asian region.

Japan also continues to watch its economy stagnate under deflationary pressures. The largest Asian economy was flat in the first quarter of the year. According to at least one major business publication, Japan could face yet another recession if reforms are not forthcoming.

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse International Broad Market Fund returned 0.29% for No-Load Class shares and -0.01% for Service Class shares. Both share classes underperformed the 0.93% return of the average Lipper(3) international fund over the same period. Both share classes also underperformed the 1.81% return of the MSCI EAFE Index for the six months ended April 30, 2003.

MONTH-BY-MONTH PERFORMANCE

Since the Fund is rebalanced monthly, it is practical to examine its performance on a progressive basis. In November 2002, our decision to continue to overweight Japanese banks and underweight British telecommunications companies detracted from the Fund's performance when the telecommunication services sector continued a global rally that began in October 2002. The Fund also held a significantly overweighted position in the Spanish food beverage & tobacco industry group, specifically in Altadis, which detracted from the Fund's performance in November 2002.

The Fund outperformed the MSCI EAFE Index in December 2002. Altadis overcame its earlier weakness and gained favor. The Fund's overweighted position in the stock was the largest positive contributor to the Fund's return for the month. In December, the Fund also benefited from an overweighted posi-

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.
1 The Morgan Stanley Capital International Europe, Australasia, and Far East
  Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2 Returns are based on MSCI country indices, which are unmanaged indices considered representative of stocks in the respective countries. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

tion in the French household & personal products industry group, specifically in L'Oreal, which fared well during the month.

The Fund added value relative to the MSCI EAFE Index in January 2003, primarily due to its underweighted positions in British energy companies and among Japanese companies in the automobiles & components industry group. The Fund's underweighted positions in such British oil concerns as BP, Shell Transport & Trading, and BG Group shielded the portfolio when these companies faltered in January. The Fund's decision to underweight such weak-performing Japanese automotive firms as Bridgestone, Honda Motor, Nissan Motor, and Toyota Motor also contributed positively to performance.

February 2003 proved to be a difficult month for the Fund, which lost ground relative to its benchmark during the month. The Fund's overweighted positions among French companies in the retail and household & personal products industry groups detracted from the Fund's return. These segments suffered from weak demand and lower export revenues as the euro strengthened. The Fund's holdings in Pinault-Printemps, a diversified French retail company that owns a majority stake in Gucci Group, and Castorama Dubois Investissement, a French home improvement retailer, were particularly weak performers in February, as both companies suffered from excess debt and weak demand. As of April 30, 2003, these two holdings were no longer in the Fund's portfolio. L'Oreal, the world's largest cosmetics company, also hurt the Fund's February 2003 performance as sales slipped and foreign-exchange losses overshadowed organic growth in emerging markets and launches in the United States.

The Fund rebounded in March 2003, along with stocks in general. The Fund had an overweighted position relative to the MSCI EAFE Index in the Spanish real estate industry group, specifically in Vallehermoso. This stock proved to be the largest positive contributor to the Fund's return in March. The Fund's underweighted position among Japanese capital goods companies also boosted performance when the capital goods industry group weakened. The Fund's overweighted position among Australian companies in the real estate industry group also benefited performance. Australia's biggest shopping mall developer, Westfield Holdings, and various real estate trusts reaped the benefits of the region's solid domestic economic growth.

The Fund fell short of its benchmark in April 2003 by almost 90 basis points. In a reversal from the previous month, the Fund saw a sharp decline in Spanish real estate company Vallehermoso as the Spanish real estate industry group significantly underperformed the Index. The Fund's underweighted position relative to the Index among British telecommunications companies also proved to be costly when the telecommunication services industry group rallied in April. Swiss banks also detracted from the Fund's return in April. The Fund's underweighted positions hurt results when Credit Suisse was a strong performer in April 2003.

LOOKING AHEAD

We will continue to rely on quantitative analysis to select a diversified portfolio of mid- and large-capitalization stocks in industry groups that we believe have the potential for above-average growth or may be undervalued. We will continue to use our factor-based quantitative model to forecast expected rates of return and risk.

The global economy may face many challenges in the months ahead. While governments seek to control terrorism, promote peace, and reduce nuclear threats, the world's central banks are looking for ways to stimulate sustainable economic growth while keeping inflation under control.

Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital by investing in a widely diversified portfolio of non-U.S. equity securities.

ELIAS BELESSAKOS, PH.D.
DEVON MCCORMICK, CFA
Portfolio Managers
New York Life Investment Management LLC

                 $10,000 INVESTED IN
ECLIPSE INTERNATIONAL BROAD MARKET FUND
VERSUS MSCI EAFE INDEX

                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                            ECLIPSE INTERNATIONAL BROAD MARKET
                                                                           FUND                          MSCI EAFE INDEX
                                                                           -------------------           ---------------
4/30/93                                                                  10000.00                            10000.00
94                                                                       11454.00                            11664.00
95                                                                       12488.00                            12315.00
96                                                                       13293.00                            13720.00
97                                                                       13346.00                            13598.00
98                                                                       15901.00                            16170.00
99                                                                       20071.00                            17706.00
00                                                                       17138.00                            20165.00
01                                                                       13288.00                            16879.00
02                                                                       10710.00                            14536.00
4/30/03                                                                  10710.00                            12172.00


Source: Lipper, Inc., 4/30/03

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/93.

                 $10,000 INVESTED IN
ECLIPSE INTERNATIONAL BROAD MARKET FUND
VERSUS MSCI EAFE INDEX

                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                            ECLIPSE INTERNATIONAL BROAD MARKET
                                                                           FUND                          MSCI EAFE INDEX
                                                                           -------------------           ---------------
4/30/93                                                                  10000.00                            10000.00
94                                                                       11409.00                            11664.00
95                                                                       12394.00                            12315.00
96                                                                       13183.00                            13720.00
97                                                                       13193.00                            13598.00
98                                                                       15676.00                            16170.00
99                                                                       19746.00                            17706.00
00                                                                       16824.00                            20165.00
01                                                                       12995.00                            16879.00
02                                                                       10500.00                            14536.00
4/30/03                                                                  10484.00                            12172.00

                                                         TOTAL RETURNS(1)     AVERAGE ANNUAL TOTAL RETURNS(1)
                     PERFORMANCE                       AS OF APRIL 30, 2003         AS OF APRIL 30, 2003
--------------------------------------------------------------------------------------------------------------
                                                       SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market Fund No-Load Class          0.29%           -19.98%     -6.92%       0.69%
Eclipse International Broad Market Fund Service
 Class(2)                                                     -0.01            -19.81      -7.08        0.47
Average Lipper international fund(3)                           0.93            -17.85      -5.55        3.35
MSCI EAFE Index(4)                                             1.81            -16.27      -5.52        1.98

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

1993                                                                             28.97
1994                                                                              6.83
Year ended December 31 1995                                                       9.03
1996                                                                              6.45
1997                                                                               0.4
1998                                                                             19.15
10 months ended October 31 1999                                                  12.31
Year ended October 31 2000                                                       -3.52
Year ended October 31 2001                                                      -25.84
Year ended October 31 2002                                                      -16.43
Six months ended April 30 2003                                                    0.29

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.
1 Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.
2 Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures. Performance results include gains from capital share transactions.
3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
4 The Morgan Stanley Capital International Europe, Australasia, and Far East
  Index--the MSCI EAFE Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

INTERNATIONAL BROAD MARKET FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

COMMON STOCKS (87.5%)+
                                  SHARES        VALUE
                                 -----------------------
AUSTRALIA (10.9%)
AMP Diversified Property Trust
 (real estate).................    39,018    $    72,247
Australian Gas Light Co., Ltd.
 (energy sources)..............     1,518         10,854
Australian Stock Exchange, Ltd.
 (financial services)..........       982          7,064
Brambles Industries, Ltd.
 (business & public
 services).....................     3,405         10,969
CFS Gandel Retail Trust (real
 estate).......................   116,240        101,799
Cochlear, Ltd. (health &
 personal care)................       281          5,952
Coles Myer, Ltd.
 (merchandising)...............    10,966         47,195
CSL, Ltd. (health & personal
 care).........................       574          5,616
Deutsche Office Trust (real
 estate).......................   109,142         76,467
Energy Developments, Ltd.
 (energy sources) (a)..........       795          1,044
General Property Trust (real
 estate).......................    83,552        156,798
Harvey Norman Holdings, Ltd.
 (merchandising)...............       518            739
John Fairfax Holdings, Ltd.
 (broadcasting & publishing)...       535          1,021
Lend Lease Corp., Ltd. (real
 estate).......................    41,835        264,578
Macquarie Bank, Ltd.
 (banking).....................       197          3,091
Macquarie Infrastructure Group
 (financial services)..........     3,817          7,856
Mayne Group, Ltd. (business &
 public services)..............     1,057          1,957
Mirvac Group (real estate).....    86,656        226,588
News Corp., Ltd. (The)
 (broadcasting & publishing)...     1,475         10,500
Origin Energy, Ltd. (energy
 sources)......................    63,767        179,104
Principal Office Fund (real
 estate).......................    25,851         22,478
Publishing & Broadcasting, Ltd.
 (media).......................       958          5,292
Santos, Ltd.
 (utilities-electrical &
 gas)..........................   102,664        372,484
Sonic Healthcare, Ltd. (health
 & personal care)..............     1,377          5,478
Stockland (real estate)........    43,597        136,360
Suncorp-Metway, Ltd.
 (banking).....................     2,540         18,066
TAB, Ltd. (leisure &
 tourism)......................     2,034          4,110
TABCORP Holdings, Ltd. (leisure
 & tourism)....................     1,478          9,800
Telstra Corp., Ltd.
 (telecommunications)..........    42,851        112,851
Transurban Group (construction
 & housing)....................     4,109         12,132
Westfield Holdings, Ltd. (real
 estate).......................    58,209        531,625
Westfield Trust (real
 estate).......................    19,097         40,975
Westpac Banking Corp.
 (banking).....................       705          7,016


                                  SHARES        VALUE
                                 -----------------------
AUSTRALIA (CONTINUED)
Woodside Petroleum, Ltd.
 (utilities-electrical &
 gas)..........................    49,389    $   354,060
                                             -----------
                                               2,824,166
                                             -----------
AUSTRIA (0.3%)
Boehler-Uddeholm AG
 (metals-steel)................        65          3,384
BWT AG (energy sources)........        64            854
Erste Bank der
 oesterreichischen Sparkassen
 AG (banking)..................       195         15,429
Flughafen Wien AG (business &
 public services)..............        67          2,337
Generali Holding Vienna AG
 (insurance)...................        28          4,771
Mayr-Melnhof Karton AG (forest
 products & paper).............        60          5,085
Oesterreichische
 Elektrizitaetswirtschafts AG
 Class A (energy sources)......        54          4,991
OMV AG (energy sources)........        88         10,567
Telekom Austria AG
 (telecommunications) (a)......     1,627         16,668
Voestalpine AG
 (metals-steel)................        21            591
Wienerberger AG (building
 materials & components).......       249          4,696
                                             -----------
                                                  69,373
                                             -----------
BELGIUM (1.2%)
Agfa Gevaert N.V. (textiles &
 apparel)......................       455          9,039
Barco N.V. (electrical &
 electronics)..................        47          2,717
Bekaert N.V.
 (multi-industry)..............        70          3,215
Colruyt N.V.
 (multi-industry)..............       122          7,972
Compagnie Maritime Belge S.A.
 (transportation-shipping).....        29          1,812
Delhaize-Le Lion, S.A.
 (merchandising)...............       296          6,253
Dexia (financial services).....       991         11,358
Electrabel, S.A.
 (utilities-electrical &
 gas)..........................       180         43,149
Fortis (insurance).............     3,700         62,103
Groupe Bruxelles Lambert, S.A.
 (utilities-electrical &
 gas)..........................       650         26,731
Interbrew (beverages &
 tobacco)......................     1,390         31,025
KBC Bankverzekeringsholding
 N.V. (banking)................     1,828         64,670
Omega Pharma, S.A. (health &
 personal care)................       105          2,724
S.A. D'Ieteren N.V.
 (automobiles).................        21          2,667
Solvay, S.A. (chemicals).......       293         20,698
UCB, S.A. (health & personal
 care).........................       475         13,147
Umicore (metals-non ferrous)...        47          2,136
                                             -----------
                                                 311,416
                                             -----------
DENMARK (0.8%)
Carlsberg A/S Class B
 (beverages & tobacco).........       200          7,275

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
DENMARK (CONTINUED)
Coloplast A/S Class B (health &
 personal care)................        50    $     3,698
D/S 1912 Class B
 (transportation-shipping).....         4         35,895
Danisco A/S (food & household
 products).....................       100          3,653
Danske Bank A/S (banking)......     2,390         45,985
FLS Industries A/S Class B
 (machinery & engineering)
 (a)...........................       335          2,895
ISS A/S (business & public
 services).....................       300         11,229
Novo Nordisk A/S Class B
 (health & personal care)......     1,533         55,535
Novozymes A/S Class B (food &
 household products)...........       265          6,473
TDC A/S (telecommunications)...       700         17,414
Topdanmark A/S (insurance)
 (a)...........................       100          3,262
Vestas Wind Systems A/S (energy
 equipment & services).........       400          3,126
William Demant Holding A/S
 (health & personal care)
 (a)...........................       400          9,981
                                             -----------
                                                 206,421
                                             -----------
FINLAND (1.5%)
Amer Group Ltd. (recreation &
 other consumer goods).........       100          3,013
Fortum Oyj (energy sources)....     2,800         20,092
Instrumentarium Oyj (health &
 personal care)................       200          7,488
Kesko Oyj Class B (wholesale &
 international trade)..........       200          2,277
Kone Oyj Class B (machinery &
 engineering)..................       466         15,862
Nokia Oyj (electrical &
 electronics)..................    15,796        267,246
Orion-Yhtyma Oyj Class B
 (health & personal care)......       100          1,674
Outokumpu Oyj (metals-non
 ferrous)......................       700          5,781
Pohjola Group PLC Class D
 (insurance)...................       229          3,463
Rautaruukki Oyj (metals-steel)
 (a)...........................     2,060          8,966
Sampo Oyj Class A (insurance)..     1,600         11,606
Stora Enso Oyj Class R (forest
 products & paper).............     1,700         18,479
TietoEnator Oyj
 (telecommunications)..........       300          4,972
UPM-Kymmene Oyj (forest
 products & paper).............     1,600         23,391
Wartsila Oyj Class B
 (multi-industry)..............        39            450
                                             -----------
                                                 394,760
                                             -----------
FRANCE (14.1%)
Alcatel, S.A. (electrical &
 electronics) (a)..............    63,383        519,198
Autoroutes du Sud de la France
 (transportation-road &
 rail).........................     1,108         30,295


                                  SHARES        VALUE
                                 -----------------------
FRANCE (CONTINUED)
Bouygues, S.A. (construction &
 housing)......................     1,447    $    35,398
Cap Gemini, S.A. (business &
 public services) (a)..........       499         15,526
Club Mediterranee, S.A.
 (leisure & tourism) (a).......         1             22
Dassault Systemes, S.A.
 (business & public
 services).....................       639         18,463
Essilor International, S.A.
 (health & personal care)......    13,431        549,946
France Telecom, S.A.
 (telecommunications) (a)......     3,541         81,801
L'Oreal, S.A. (health &
 personal care)................    22,621      1,616,945
LVMH Moet Hennessy Louis
 Vuitton, S.A. (recreation &
 other consumer goods).........       294         12,829
Sagem, S.A. (electrical &
 electronics)..................     2,815        227,762
Societe BIC, S.A. (business &
 public services)..............        30          1,055
Sodexho Alliance, S.A. (food &
 household products)...........         4             91
STMicroelectronics N.V.
 (electronic components &
 instruments)..................     9,151        189,136
Thomson, S.A. (electrical &
 electronics)..................     1,068         15,649
Total Fina Elf, S.A. (energy
 sources)......................     2,565        336,348
                                             -----------
                                               3,650,464
                                             -----------
GERMANY (9.8%)
Aixtron AG (electronic
 components & instruments).....       621          2,107
Bayerische Hypo-und Vereinsbank
 AG (banking)..................       264          3,521
Beiersdorf AG (health &
 personal care)................     2,027        247,930
Deutsche Bank AG Registered
 (banking).....................     2,300        118,586
Deutsche Boerse AG (financial
 services).....................       363         16,852
Deutsche Lufthansa AG
 Registered
 (transportation-airlines).....     1,800         18,481
Deutsche Post AG Registered
 (transportation-shipping).....     1,021         12,249
Deutsche Telekom AG Registered
 (telecommunications) (a)......   123,800      1,655,166
Douglas Holding AG
 (merchandising)...............       100          1,819
Epcos AG (electronic components
 & instruments) (a)............       700         10,702
Fresenius Medical Care AG
 (business & public
 services).....................       500         25,054
Henkel KGaA-Vorzug
 (multi-industry)..............     4,109        264,592
Infineon Technologies AG
 (electronic components &
 instruments) (a)..............     1,731         12,750

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
GERMANY (CONTINUED)
KarstadtQuelle AG
 (merchandising)...............       200    $     3,381
Metro AG (merchandising).......       500         13,727
MLP AG (financial services)
 (a)...........................       353          4,097
RWE AG (utilities-electrical &
 gas)..........................        39          1,053
SAP AG
 (business & public
 services).....................     1,000        101,668
Schering AG
 (health & personal care)......       200          8,917
TUI AG (multi-industry)........       550          8,059
WCM Beteiligungs-und
 Grundbesitz AG (financial
 services) (a).................     1,900          5,174
                                             -----------
                                               2,535,885
                                             -----------
GREECE (0.4%)
Alpha Bank A.E. (banking)......       400          5,553
Aluminium of Greece S.A.I.C.
 (metals-non ferrous)..........       100          1,977
Attica Enterprises Holding,
 S.A.
 (transportation-shipping).....       400          1,004
Bank of Piraeus (banking)......     1,800         11,089
Coca-Cola Hellenic Bottling
 Co., S.A. (beverages &
 tobacco)......................       800         11,696
Commercial Bank of Greece
 (banking).....................       200          2,799
EFG Eurobank Ergasias
 (banking).....................     1,500         18,950
Folli-Follie S.A. Registered
 (merchandising)...............       100          1,116
Hellenic Duty Free Shops, S.A.
 (merchandising)...............       200          2,062
Hellenic Petroleum, S.A.
 (energy sources)..............       800          4,821
Hellenic Technodomiki Tev, S.A.
 (construction & housing)......       200          1,250
Hellenic Telecommunications
 Organization, S.A.
 (telecommunications)..........     2,400         25,713
Intracom, S.A.
 (telecommunications)..........       300          1,707
M.J. Maillis, S.A.
 (miscellaneous materials &
 commodities)..................       400          1,210
National Bank of Greece, S.A.
 (banking).....................       100          1,402
Papastratos Cigarettes Co.
 (beverages & tobacco).........       100          2,127
Public Power Corp.
 (utilities-electrical &
 gas)..........................       800         12,124
Technical Olympic S.A.
 (construction & housing)......       500          1,613
Viohalco, Hellenic Copper &
 Aluminum Industry S.A.
 (building materials &
 components)...................     1,100          4,665
Vodafone Panafon, S.A.
 (telecommunications)..........       100            634
                                             -----------
                                                 113,512
                                             -----------
HONG KONG (1.9%)
ASM Pacific Technology, Ltd.
 (machinery & engineering).....     1,000          2,481


                                  SHARES        VALUE
                                 -----------------------
HONG KONG (CONTINUED)
Cathay Pacific Airways, Ltd.
 (transportation-airlines).....    21,409    $    25,804
Cheung Kong Infrastructure
 Holdings, Ltd. (building
 materials & components).......     7,000         13,104
Chinese Estates Holdings, Ltd.
 (real estate) (a).............    12,854          2,242
CLP Holdings, Ltd.
 (utilities-electrical &
 gas)..........................     9,818         40,158
Esprit Holdings, Ltd.
 (wholesale & international
 trade)........................     4,000          7,847
Hang Lung Group, Ltd. (real
 estate).......................    13,946         10,908
Hang Lung Properties, Ltd.
 (real estate).................     7,000          6,058
Hang Seng Bank, Ltd.
 (banking).....................     7,130         70,623
Henderson Land Development Co.,
 Ltd. (real estate)............     6,000         14,886
Hong Kong & China Gas Co., Ltd.
 (utilities-electrical & gas)..    34,038         40,152
Hopewell Holdings, Ltd.
 (multi-industry)..............     8,706          7,535
Hutchison Whampoa, Ltd.
 (multi-industry)..............    15,419         85,803
Hysan Development Co., Ltd.
 (real estate).................     8,000          6,001
Johnson Electric Holdings, Ltd.
 (electrical & electronics)....     2,000          2,154
Li & Fung, Ltd. (wholesale &
 international trade)..........    12,000         13,463
Miramar Hotel & Investment Co.,
 Ltd. (real estate)............        28             19
MTR Corp., Ltd.
 (transportation-road &
 rail).........................     4,000          4,308
New World Development Co., Ltd.
 (real estate).................    20,772          6,326
PCCW, Ltd. (telecommunications)
 (a)...........................    15,192          9,642
Shangri-La Asia, Ltd. (leisure
 & tourism)....................     9,464          5,976
Sino Land Co., Ltd. (real
 estate).......................    26,000          6,918
Sun Hung Kai Properties, Ltd.
 (real estate).................    13,000         61,007
Swire Pacific, Ltd. Class A
 (multi-industry)..............     7,885         31,241
Television Broadcasts, Ltd.
 (broadcasting & publishing)...     2,000          6,116
                                             -----------
                                                 480,772
                                             -----------
IRELAND (1.0%)
Allied Irish Banks PLC
 (banking).....................     7,064        108,791
Allied Irish Banks PLC
 Pound Sterling (banking)......     1,721         26,409
Bank of Ireland (banking)......       685          8,371
CRH PLC
 (construction & housing)......     1,705         26,163
DCC PLC (multi-industry).......       620          7,680
Elan Corp. PLC (health &
 personal care) (a)............     2,595          8,688

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
IRELAND (CONTINUED)
Independent News & Media PLC
 (broadcasting & publishing)...     4,265    $     5,617
Independent News & Media PLC
 Rights (broadcasting &
 publishing) (a)...............     1,136            393
Irish Life & Permanent PLC
 (financial services)..........     1,176         20,613
Kerry Group PLC Class A (food &
 household products)...........     1,596         23,600
Ryanair Holdings PLC
 (transportation-airlines)
 (a)...........................     2,879         19,695
Waterford Wedgwood PLC
 (merchandising)...............     5,748          1,540
                                             -----------
                                                 257,560
                                             -----------
ITALY (2.8%)
ACEA S.p.A.
 (utilities-electrical & gas)
 (a)...........................     1,255          5,112
Alitalia S.p.A.
 (transportation-airlines)
 (a)...........................    87,000         20,389
Autogrill S.p.A. (food &
 household products) (a).......       900          8,778
Banca Fideuram S.p.A.
 (banking).....................       605          3,194
Banca Intesa S.p.A.
 (banking).....................    11,236         29,091
Banca Intesa S.p.A.-RNC
 (banking).....................     8,750         15,868
Benetton Group S.p.A. (textiles
 & apparel)....................       450          3,892
Bulgari S.p.A. (recreation &
 other consumer goods).........       350          1,633
Cementir Cementerie del Tirreno
 S.p.A. (building materials &
 components)...................       120            313
Concessioni e Costruzioni
 Autostrade S.p.A.
 (transportation-road &
 rail).........................     2,700         35,254
e.Biscom S.p.A.
 (telecommunications) (a)......        34            980
Enel S.p.A.
 (utilities-electrical &
 gas)..........................    15,310         91,581
Eni S.p.A. (energy sources)....    15,024        214,112
FinecoGroup S.p.A. (banking)
 (a)...........................    10,750          5,063
Gruppo Editoriale L'Espresso
 S.p.A. (broadcasting &
 publishing)...................     1,100          4,321
Italcementi S.p.A. (building
 materials & components).......       500          5,223
Luxottica Group S.p.A. (health
 & personal care)..............     1,634         18,673
Mediaset S.p.A. (broadcasting &
 publishing)...................     5,602         47,889
Mediolanum S.p.A. (insurance)..     5,592         29,206
Mondadori (Arnoldo) Editore
 S.p.A. (broadcasting &
 publishing)...................       300          2,126
Parmalat Finanziaria S.p.A.
 (food & household products)...     1,250          3,195
Pirelli S.p.A. (industrial
 components) (a)...............     1,968          1,942
Sanpaolo IMI S.p.A. (banking)..        35            289


                                  SHARES        VALUE
                                 -----------------------
ITALY (CONTINUED)
Seat Pagine Gialle S.p.A. (data
 processing & reproduction)
 (a)...........................    27,513    $    18,668
Snam Rete Gas S.p.A.
 (utilities-electrical &
 gas)..........................    10,110         36,669
Snia S.p.A. (multi-industry)...     1,122          2,147
Telecom Italia S.p.A.
 (telecommunications)..........     7,613         62,192
Telecom Italia S.p.A.-RNC
 (telecommunications)..........     3,850         18,948
Telecom Italia Mobile S.p.A.
 (telecommunications)..........       250          1,177
Tiscali S.p.A.
 (telecommunications) (a)......     1,305          6,292
UniCredito Italiano S.p.A.
 (banking).....................     8,366         36,599
                                             -----------
                                                 730,816
                                             -----------
JAPAN (14.6%)
ADERANS Co., Ltd.
 (health & personal care)......       300          5,496
Advantest Corp. (electronic
 components & instruments).....       600         20,124
Aeon Credit Service Co., Ltd.
 (financial services)..........       110          2,624
Aiful Corp. (financial
 services).....................       200          7,513
All Nippon Airways Co., Ltd.
 (transportation-airlines).....     2,000          3,354
Alps Electric Co., Ltd.
 (electrical & electronics)....     1,000         10,792
AOC Holdings, Inc. (energy
 equipment & services) (a).....     5,687         22,174
Asahi Breweries, Ltd.
 (beverages & tobacco).........     2,098         12,473
Asatsu-DK, Inc.
 (telecommunications)..........       300          5,031
Ashikaga Financial Group, Inc.
 (banking) (a).................        43             53
Avex, Inc. (recreation & other
 consumer goods)...............       200          1,576
Banyu Pharmaceutical Co., Ltd.
 (health & personal care)......       500          5,421
Bridgestone Corp. (industrial
 components)...................    14,935        169,437
Casio Computer Co., Ltd.
 (electronic components &
 instruments)..................     2,000         12,158
Central Japan Railway Co.
 (transportation-road &
 rail).........................         6         38,940
Chubu Electric Power Co., Inc.
 (utilities-electrical &
 gas)..........................       800         16,099
Chugai Pharmaceutical Co., Ltd.
 (health & personal care)......       974         10,209
Coca-Cola West Japan Co., Ltd.
 (beverages & tobacco).........       400          6,661
Credit Saison Co., Ltd.
 (financial services)..........     1,400         26,354
Dainippon Screen Manufacturing
 Co., Ltd. (electronic
 components & instruments)
 (a)...........................     1,000          3,471

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
JAPAN (CONTINUED)
Daiwa House Industry Co., Ltd.
 (construction & housing)......     9,000    $    54,335
Daiwa Securities Group, Inc.
 (financial services)..........    11,287         44,387
Denso Corp. (industrial
 components)...................     1,831         26,100
East Japan Railway Co.
 (transportation-road &
 rail).........................        15         67,919
Eisai Co., Ltd. (health &
 personal care)................     3,677         64,901
FamilyMart Co., Ltd.
 (merchandising)...............     2,100         40,060
Fuji Television Network, Inc.
 (broadcasting & publishing)...         3         10,590
Fujitsu, Ltd. (data processing
 & reproduction) (a)...........    12,000         33,507
Fujitsu Support & Service, Inc.
 (electronic components &
 instruments)..................       100            985
Gunze, Ltd. (textiles &
 apparel)......................     2,000          7,530
Hirose Electric Co., Ltd.
 (electrical & electronics)....       300         21,457
Hitachi, Ltd.
 (electrical & electronics)....     1,000          3,337
Honda Motor Co., Ltd.
 (automobiles).................       645         21,363
Hoya Corp. (electronic
 components & instruments).....       200         11,823
Itochu Techno-Science Corp.
 (electronic components &
 instruments)..................       100          1,794
Japan Airlines System Corp.
 (aerospace & defense).........     6,138         10,911
Japan Tobacco, Inc. (beverages
 & tobacco)....................        10         58,276
Kamigumi Co., Ltd. (business &
 public services)..............     2,456         11,244
Kanebo, Ltd.
 (health & personal care)
 (a)...........................     1,000          1,023
Kansai Electric Power Co., Inc.
 (The) (utilities-electrical &
 gas)..........................       428          7,160
Kao Corp. (food &
 household products)...........     2,000         36,475
Katokichi Co., Ltd. (wholesale
 & international trade)........       100          1,469
Keihin Electric Express Railway
 Co., Ltd. (transportation-road
 & rail).......................     7,000         33,515
Keyence Corp. (electronic
 components & instruments).....       300         48,222
Kinki Nippon Railway Co., Ltd.
 (transportation-road & rail)
 (a)...........................     5,307         13,261
Kirin Brewery Co., Ltd.
 (beverages & tobacco).........       154          1,188
Konami Corp. (business & public
 services).....................       100          1,315
Konica Corp. (recreation &
 other consumer goods).........     6,000         54,889
Kyocera Corp. (electronic
 components & instruments).....     1,200         58,561


                                  SHARES        VALUE
                                 -----------------------
JAPAN (CONTINUED)
Kyowa Hakko Kogyo Co., Ltd.
 (health & personal care)......     1,234    $     5,536
Kyushu Electric Power Co., Inc.
 (utilities-electrical &
 gas)..........................     6,300         97,939
Lawson, Inc. (merchandising)...     1,200         36,827
Makita Corp.
 (electrical & electronics)....     1,000          7,505
Millea Holdings, Inc.
 (insurance)...................         5         32,450
Mitsubishi Electric Corp.
 (electrical & electronics)....     1,000          2,591
Mitsubishi Estate Co., Ltd.
 (real estate).................     3,191         18,676
Mitsui Fudosan Co., Ltd. (real
 estate).......................     4,129         22,227
Mitsui O.S.K. Lines, Ltd.
 (transportation-shipping).....     3,266          8,544
Mitsui Sumitomo Insurance Co.,
 Ltd. (insurance)..............     4,856         22,802
Mitsumi Electric Co., Ltd.
 (electrical & electronics)....       500          3,790
Murata Manufacturing Co., Ltd.
 (electronic components &
 instruments)..................       300         10,691
Namco, Ltd. (leisure &
 tourism)......................       100          1,401
NEC Corp.
 (electrical & electronics)
 (a)...........................    11,000         34,404
NGK Spark Plug Co., Ltd.
 (automobiles).................     2,000         14,288
Nidec Corp.
 (machinery & engineering).....       100          5,274
Nikko Cordial Corp. (financial
 services).....................    15,000         40,248
Nikon Corp. (electronic
 components & instruments).....     2,000         13,332
Nintendo Co., Ltd. (recreation
 & other consumer goods).......       300         23,445
Nippon Express Co., Ltd.
 (transportation-road &
 rail).........................     7,446         27,784
Nippon Meat Packers, Inc. (food
 & household products).........       357          3,206
Nippon Mining Holdings, Inc.
 (energy sources)..............    13,818         24,100
Nippon Oil Corp. (energy
 sources)......................    32,136        127,994
Nippon Telegraph & Telephone
 Corp. (telecommunications)....        67        234,831
Nippon Yusen Kabushiki Kaisha
 (transportation-shipping).....     1,000          3,379
Nissan Motor Co., Ltd.
 (automobiles).................     6,121         46,962
Nisshin Seifun Group, Inc.
 (food & household products)...     1,000          6,809
Nisshinbo Industries, Inc.
 (textiles & apparel)..........     4,000         17,139
Nissin Food Products Co., Ltd.
 (food & household products)...       100          2,180
Nomura Holdings, Inc.
 (financial services)..........     1,000          9,903
Noritake Co., Ltd. (appliances
 & household durables).........     3,000          7,471

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
JAPAN (CONTINUED)
NTT Data Corp. (business &
 public services)..............         4    $     9,458
NTT DoCoMo, Inc.
 (telecommunications)..........       156        321,784
Onward Kashiyama Co., Ltd.
 (textiles & apparel)..........     1,000          7,186
Orient Corp. (financial
 services) (a).................     6,483          3,914
Orix Corp. (financial
 services).....................       800         36,559
Osaka Gas Co., Ltd.
 (utilities-electrical &
 gas)..........................     8,126         23,507
Pioneer Corp. (appliances &
 household durables)...........       300          6,012
Promise Co., Ltd. (financial
 services).....................     1,200         39,242
Q.P. Corp. (food & household
 products).....................       200          1,610
Rohm Co., Ltd. (electronic
 components & instruments).....       100         10,305
Sanden Corp. (automobiles).....     2,000          8,335
Sankyo Co., Ltd.
 (health & personal care)......       654          9,476
Sanrio Co., Ltd. (recreation &
 other consumer goods) (a).....     1,300          5,429
Sanyo Electric Co., Ltd.
 (appliances & household
 durables).....................     6,000         18,766
Sega Corp. (recreation & other
 consumer goods) (a)...........       600          3,321
Sekisui Chemical Co., Ltd.
 (construction & housing)......     2,000          5,132
Sekisui House, Ltd.
 (construction & housing)......    12,000         88,144
Seven-Eleven Japan Co., Ltd.
 (recreation & other consumer
 goods)........................     1,000         23,814
Shionogi & Co., Ltd.
 (health & personal care)......       396          4,702
Showa Shell Sekiyu K.K. (energy
 sources)......................    19,000        121,558
Snow Brand Milk Products Co.,
 Ltd. (food & household
 products) (a).................     1,000          2,264
Softbank Corp. (business &
 public services)..............       500          5,605
Sompo Japan Insurance, Inc.
 (insurance)...................     6,000         27,419
Sony Corp. (appliances &
 household durables)...........       200          4,863
Sumitomo Trust and Banking Co.,
 Ltd. (The) (banking)..........     3,000          8,502
Taisho Pharmaceutical Co., Ltd.
 (health & personal care)......     6,066         85,502
Takeda Chemical Industries,
 Ltd. (health & personal
 care).........................     2,318         84,938
TDK Corp. (electronic
 components & instruments).....       200          6,943
Teikoku Oil Co., Ltd. (energy
 sources)......................    31,646         90,751
Tobu Railway Co., Ltd.
 (transportation-road &
 rail).........................     1,000          2,801
Toho Co., Ltd.
 (broadcasting & publishing)...       300          2,588


                                  SHARES        VALUE
                                 -----------------------
JAPAN (CONTINUED)
Tohoku Electric Power Co., Inc.
 (utilities-electrical &
 gas)..........................     6,500    $   103,501
Tokyo Electric Power Co., Inc.
 (The) (utilities-electrical &
 gas)..........................       751         15,239
Tokyo Electron, Ltd.
 (electronic components &
 instruments)..................       300         11,244
Tokyo Gas Co., Ltd.
 (utilities-electrical &
 gas)..........................     9,091         29,577
Tokyu Corp.
 (transportation-road &
 rail).........................     4,451         12,055
TonenGeneral Sekiyu K.K.
 (energy sources)..............    43,000        273,302
Toppan Printing Co., Ltd.
 (business & public
 services).....................     1,000          6,339
Toshiba Corp.
 (electrical & electronics)....    21,000         55,995
Toyobo Co., Ltd.
 (textiles & apparel)..........     2,000          2,868
Toyoda Gosei Co., Ltd.
 (automobiles).................       200          3,564
Toyota Industries Corp.
 (machinery & engineering).....     4,200         62,158
Toyota Motor Corp.
 (automobiles).................        52          1,177
UFJ Holdings, Inc. (banking)
 (a)...........................         2          1,610
Uni-Charm Corp. (health &
 personal care)................       500         19,914
West Japan Railway Co.
 (transportation-road &
 rail).........................         1          3,119
World Co., Ltd.
 (textiles & apparel)..........       900         14,935
Yamaha Corp. (recreation &
 other consumer goods).........     1,000         11,311
Yamato Transport Co., Ltd.
 (transportation-road &
 rail).........................     2,000         22,371
Yokogawa Electric Corp.
 (electronic components &
 instruments)..................     4,000         28,509
                                             -----------
                                               3,790,503
                                             -----------
NETHERLANDS (3.7%)
Buhrmann N.V. (wholesale &
 international trade)..........   111,277        371,314
Hagemeyer N.V. (wholesale &
 international trade)..........       930          4,504
ING Groep N.V. (CVA)
 (financial services)..........       860         13,965
Koninklijke (Royal) Philips
 Electronics N.V. (appliances &
 household durables)...........     4,169         77,559
Koninklijke Vendex KBB N.V.
 (CVA) (merchandising).........       335          3,290
TPG N.V. (business & public
 services).....................       172          2,683
Vedior N.V. (CVA) (business &
 public services)..............    73,677        485,941
                                             -----------
                                                 959,256
                                             -----------
NEW ZEALAND (0.2%)
Auckland International Airport,
 Ltd.
 (transportation-airlines).....       988          2,863

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
NEW ZEALAND (CONTINUED)
Carter Holt Harvey, Ltd.
 (forest products & paper).....     9,113    $     8,309
Contact Energy, Ltd.
 (utilities-electrical &
 gas)..........................     1,875          4,562
Fisher & Paykel Healthcare
 Corp., Ltd. (health & personal
 care).........................       505          3,037
Fletcher Building, Ltd.
 (construction & housing)......       256            480
Independent Newspapers, Ltd.
 (broadcasting & publishing)...     1,309          3,031
Sky City Entertainment Group,
 Ltd. (leisure & tourism)......       688          3,194
Telecom Corp. of New Zealand,
 Ltd. (telecommunications).....     6,154         16,488
Tower, Ltd. (financial
 services) (a).................       632            788
Warehouse Group, Ltd. (The)
 (merchandising)...............       990          3,101
                                             -----------
                                                  45,853
                                             -----------
NORWAY (0.7%)
Bergesen d.y. ASA Class A
 (transportation-shipping).....        50          1,229
Bergesen d.y. ASA Class B
 (transportation-shipping).....       100          2,108
DnB Holding ASA (banking)......     2,600         12,410
Elkem ASA (metals-non
 ferrous)......................       433          8,663
Frontline, Ltd.
 (transportation-shipping).....       400          4,230
GN Store Nord A/S
 (telecommunications) (a)......       500          1,706
Merkantildata ASA
 (telecommunications) (a)......     2,000          1,143
Norsk Hydro ASA (energy
 sources)......................       959         40,565
Norske Skogindustrier ASA
 (forest products & paper).....       100          1,372
Orkla ASA (multi-industry).....       750         13,076
Petroleum Geo-Services ASA
 (energy sources) (a)..........     9,000          2,083
Schibsted ASA
 (broadcasting & publishing)...       200          2,315
Smedvig ASA Class A (energy
 sources)......................     4,800         23,459
Smedvig ASA Class B (energy
 sources)......................     1,200          4,973
Statoil ASA (energy sources)...     3,900         30,931
Storebrand ASA (insurance)
 (a)...........................       900          3,665
Tandberg ASA
 (telecommunications) (a)......       500          1,943
Telenor ASA
 (telecommunications)..........     5,800         23,207
                                             -----------
                                                 179,078
                                             -----------
PORTUGAL (0.4%)
Banco BPI, S.A. Registered
 (banking).....................     2,469          6,585
Banco Comercial Portugues, S.A.
 Registered (banking)..........    14,072         19,945
Banco Espirito Santo, S.A.
 Registered (banking)..........       201          2,883


                                  SHARES        VALUE
                                 -----------------------
PORTUGAL (CONTINUED)
Brisa-Auto Estradas de
 Portugal, S.A.-Private Shares
 (transportation-road &
 rail).........................     1,952    $    10,522
Cimentos de Portugal SGPS, S.A.
 (building materials &
 components)...................     2,285          8,466
Electricidade de Portugal, S.A.
 (utilities-electrical &
 gas)..........................     9,713         17,560
Jeronimo Martins SGPS, S.A.
 (merchandising) (a)...........       365          2,888
Portugal Telecom SGPS, S.A.
 Registered
 (telecommunications)..........     4,092         29,272
PT Multimedia-Servicos de
 Telecomunicacoes e Multimedia
 SGPS, S.A.
 (telecommunications) (a)......       485          7,605
Sonae SGPS, S.A.
 (merchandising) (a)...........     6,095          2,653
                                             -----------
                                                 108,379
                                             -----------
SINGAPORE (0.9%)
Capitaland, Ltd. (real
 estate).......................     2,000          1,160
Chartered Semiconductor
 Manufacturing, Ltd.
 (electronic components &
 instruments) (a)..............    14,000          5,440
City Developments, Ltd. (real
 estate).......................     7,348         13,988
Creative Technology, Ltd.
 (electrical & electronics)....       150            955
Cycle & Carriage, Ltd.
 (automobiles).................     1,000          2,320
DBS Group Holdings, Ltd.
 (banking).....................     5,224         25,596
Fraser & Neave, Ltd. (beverages
 & tobacco)....................     1,000          4,506
Haw Par Corp., Ltd. (financial
 services).....................     1,182          2,170
Keppel Corp., Ltd. (financial
 services).....................     3,000          7,536
NatSteel, Ltd.
 (metals-steel)................     1,000          1,346
Neptune Orient Lines, Ltd.
 (transportation-shipping)
 (a)...........................     4,000          2,748
Oversea-Chinese Banking Corp.,
 Ltd. (banking)................     5,000         26,611
Parkway Holdings, Ltd. (health
 & personal care)..............     3,000          1,191
SembCorp Industries, Ltd.
 (multi-industry)..............    23,512         15,625
SembCorp Logistics, Ltd.
 (transportation-shipping).....     2,000          2,016
SembCorp Marine, Ltd.
 (machinery & engineering).....     2,000          1,065
Singapore Airlines, Ltd.
 (transportation-airlines).....     4,273         22,742
Singapore Exchange, Ltd.
 (financial services)..........     2,000          1,374
Singapore Press Holdings, Ltd.
 (broadcasting & publishing)...     1,000          9,293

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
SINGAPORE (CONTINUED)
Singapore Technologies
 Engineering, Ltd. (aerospace &
 military technology)..........     1,000    $       901
Singapore Telecommunications,
 Ltd. (telecommunications).....    58,258         47,575
SMRT Corp., Ltd.
 (transportation-road &
 rail).........................     5,000          1,450
ST Assembly Test Services, Ltd.
 (electrical & electronics)
 (a)...........................    10,000          7,096
United Overseas Bank, Ltd.
 (banking).....................     4,452         26,076
United Overseas Land, Ltd.
 (leisure & tourism)...........     4,000          3,897
                                             -----------
                                                 234,677
                                             -----------
SPAIN (9.2%)
Acciona, S.A.
 (machinery & engineering).....        58          2,783
Acesa Infraestructuras, S.A.
 (business & public
 services).....................       869         11,298
Actividades de Construccion y
 Servicios, S.A.
 (construction & housing)......       114          4,294
Altadis, S.A.
 (beverages & tobacco).........    10,770        277,646
Amadeus Global Travel
 Distribution, S.A. Class A
 (leisure & tourism)...........     1,060          5,300
Bami, S.A., Inmobiliaria de
 Construcciones y Terrenos
 (real estate).................    27,486         98,158
Corporacion Mapfre, S.A.
 (insurance)...................       155          1,453
Grupo Dragados, S.A.
 (construction & housing)......       315          6,018
Grupo Empresarial Ence, S.A.
 (forest products & paper).....       103          1,752
Grupo Ferrovial, S.A.
 (construction & housing)......        61          1,619
Iberia Lineas Aereas de Espana,
 S.A.
 (transportation-airlines).....     6,419         11,247
Industria de Diseno Textil,
 S.A. (merchandising)..........     2,243         44,707
Inmobiliaria Colonial, S.A.
 (real estate).................    26,430        449,812
Inmobiliaria Urbis, S.A. (real
 estate).......................    40,056        288,331
Metrovacesa, S.A. (real
 estate).......................     9,374        228,058
NH Hoteles, S.A. (leisure &
 tourism) (a)..................       782          7,025
Promotora de Informaciones,
 S.A. (broadcasting &
 publishing)...................       787          5,973
Repsol YPF, S.A. (energy
 sources)......................    18,161        264,493
Telefonica Publicidad e
 Informacion, S.A.
 (broadcasting & publishing)...     1,324          5,674
Terra Networks, S.A.
 (telecommunications) (a)......     2,236         11,878
TESTA Inmuebles en Renta, S.A.
 (real estate).................       436          5,591


                                  SHARES        VALUE
                                 -----------------------
SPAIN (CONTINUED)
Vallehermoso, S.A. (real
 estate).......................    62,314    $   643,963
Zeltia, S.A. (health & personal
 care) (a).....................       718          5,609
                                             -----------
                                               2,382,682
                                             -----------
SWEDEN (1.9%)
Assa Abloy AB Series B
 (machinery & engineering).....       400          3,814
Atlas Copco AB Series A
 (construction & housing)......       100          2,427
Drott AB Series B (real
 estate).......................       100          1,057
Electrolux AB Series B
 (appliances & household
 durables).....................     1,100         20,643
Eniro AB (broadcasting &
 publishing)...................       300          2,292
Eniro AB Redemption Rights
 (broadcasting & publishing)
 (a)...........................       300             29
Gambro AB Series A
 (health & personal care)......     1,600          8,998
Gambro AB Series B
 (health & personal care)......       600          3,389
Hennes & Mauritz AB Series B
 (merchandising)...............     2,400         53,400
Mandamus Fastigheter AB (real
 estate).......................       330          3,308
Modern Times Group AB Series B
 (broadcasting & publishing)
 (a)...........................       300          3,356
Nordea AB (financial
 services).....................    12,000         63,670
OM AB (financial services).....       300          1,713
Sandvik AB
 (machinery & engineering).....       400         10,172
SAS AB
 (transportation-airlines)
 (a)...........................       600          2,875
Securitas AB Series B (business
 & public services)............     1,100         12,910
Skandia Forsakrings AB
 (insurance)...................     3,300          9,602
Skandinaviska Enskilda Banken
 AB (banking)..................     2,400         24,940
Skanska AB Series B
 (construction & housing)......     4,400         25,443
SKF AB Series A (data
 processing & reproduction)....       100          2,922
Svenska Cellulosa AB Series B
 (forest products & paper).....     1,050         35,558
Svenska Handelsbanken Series A
 (banking).....................     1,600         25,429
Swedish Match AB (beverages &
 tobacco)......................       983          7,271
Tele2 AB Series B
 (telecommunications) (a)......       850         28,369
Telefonaktiebolaget LM Ericsson
 Series B (electrical &
 electronics) (a)..............    50,236         45,755
TeliaSonera AB
 (telecommunications)..........    11,203         39,856
Trelleborg AB Series B
 (industrial components).......       200          1,907
Volvo AB Series A
 (automobiles).................       100          1,919

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
SWEDEN (CONTINUED)
Volvo AB Series B
 (automobiles).................     2,425    $    48,472
WM-data AB Series B
 (telecommunications) (a)......       500            678
                                             -----------
                                                 492,174
                                             -----------
SWITZERLAND (1.1%)
Centerpulse AG Registered
 (machinery & engineering)
 (a)...........................        68         14,865
Credit Suisse Group (banking)..     1,352         32,297
Jelmoli Holding AG Bearer
 (merchandising)...............         1            633
Kudelski, S.A.
 (telecommunications) (a)......       285          4,928
Logitech International, S.A.
 Registered
 (telecommunications) (a)......        73          2,691
Phonak Holding AG Registered
 (health & personal care)......       170          1,805
PubliGroupe, S.A. Registered
 (broadcasting & publishing)
 (a)...........................         9          1,666
Swiss Re Registered
 (insurance)...................       540         35,275
Swisscom AG Registered
 (telecommunications)..........       228         70,520
Synthes-Stratec, Inc.
 (health & personal care)......        29         18,281
Tecan AG Registered
 (health & personal care)......        35            920
Unaxis Holding AG Registered
 (electrical & electronics)....        81          6,465
Valora Holding AG (food &
 household products)...........        18          3,232
Zurich Financial Services AG
 (insurance)...................       731         77,072
                                             -----------
                                                 270,650
                                             -----------
UNITED KINGDOM (10.1%)
Amersham PLC
 (health & personal care)......     1,620         11,645
AstraZeneca PLC
 (health & personal care)......     6,381        250,371
AWG PLC (utilities-electrical &
 gas) (a)......................       336          2,876
Barclays PLC (banking).........    24,675        170,466
BG Group PLC
 (utilities-electrical &
 gas)..........................    28,035        112,129
BP PLC (energy sources)........    20,980        132,952
Cadbury Schweppes PLC
 (beverages & tobacco).........     3,014         16,788
Celltech Group PLC
 (health & personal care)
 (a)...........................    25,215        102,966
Centrica PLC
 (utilities-electrical &
 gas)..........................    10,522         27,958
Dixons Group PLC
 (electrical & electronics)....    24,533         43,621
GUS PLC (merchandising)........     5,188         47,947
HBOS PLC (financial
 services).....................    13,942        163,333
HSBC Holdings PLC (banking)....    20,165        220,928
International Power PLC
 (utilities-electrical & gas)
 (a)...........................     9,473         16,957


                                  SHARES        VALUE
                                 -----------------------
UNITED KINGDOM (CONTINUED)
Kelda Group PLC
 (utilities-electrical &
 gas)..........................     4,238    $    27,872
Kingfisher PLC
 (merchandising)...............     3,020         11,801
Lloyds TSB Group PLC
 (banking).....................    13,750         90,431
LogicaCMG PLC (business &
 public services)..............     2,334          4,122
Marks & Spencer Group PLC
 (merchandising)...............    10,856         50,577
Marks & Spencer Group PLC Class
 B (merchandising).............     3,127          3,448
National Grid Transco PLC
 (utilities-electrical &
 gas)..........................     1,828         12,008
Next PLC (merchandising).......       226          3,408
Reckitt Benckiser PLC (food &
 household products)...........     2,533         44,674
Royal Bank of Scotland Group
 PLC (banking).................    11,983        314,281
RT Group PLC (business & public
 services) (a)(d)..............     3,665          3,075
Sage Group PLC (The) (business
 & public services)............     8,187         18,155
Scottish & Newcastle PLC
 (leisure & tourism)...........    20,008        114,321
Scottish & Southern Energy PLC
 (utilities-electrical &
 gas)..........................     8,880         91,257
Scottish Power PLC
 (utilities-electrical &
 gas)..........................       207          1,286
Severn Trent PLC
 (utilities-electrical &
 gas)..........................     1,811         20,695
Shell Transport & Trading Co.
 PLC (wholesale & international
 trade)........................    72,101        431,845
Smith & Nephew PLC
 (health & personal care)......     4,293         28,629
SSL International PLC
 (health & personal care)......       875          2,979
Thus Group PLC
 (telecommunications) (a)......       806            161
United Utilities PLC
 (utilities-electrical &
 gas)..........................     1,478         14,197
Wolseley PLC (wholesale &
 international trade)..........       175          1,692
Woolworths Group PLC
 (merchandising)...............    11,639          6,511
                                             -----------
                                               2,618,362
                                             -----------
Total Common Stocks
 (Cost $23,344,649)............               22,656,759(e)
                                             -----------
PREFERRED STOCKS (0.2%)
AUSTRALIA (0.0%) (B)
News Corp., Ltd. (The) A$0.075
 (broadcasting & publishing)
 (i)...........................     1,140          6,732
                                             -----------
GERMANY (0.2%)
ProSiebenSat.1 Media AG
 E0.02
 (broadcasting & publishing)
 (i)...........................       300          1,641

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

PREFERRED STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
GERMANY (CONTINUED)
Wella AG
 E0.57
 (health & personal care)
 (i)...........................       666    $    49,352
                                             -----------
                                                  50,993
                                             -----------
Total Preferred Stocks
 (Cost $39,899)................                   57,725
                                             -----------
SHORT-TERM INVESTMENTS (10.4%)

                                 PRINCIPAL
                                   AMOUNT
                                 ----------
U.S. GOVERNMENT (10.4%)
United States Treasury Bills
 1.10%, due 7/10/03 (c)........    $100,000       $99,784
 1.145%, due 7/17/03 (c).......   2,600,000     2,593,794
                                              -----------
Total Short-Term Investments
 (Cost $2,693,543).............                 2,693,578
                                              -----------
Total Investments
 (Cost $26,078,091) (f)........        98.1%   25,408,062(g)
Cash and Other Assets, Less
 Liabilities...................         1.9       487,897
                                 ----------   -----------
Net Assets.....................       100.0%  $25,895,959
                                 ==========   ===========

FUTURES CONTRACTS (-0.0%) (b)

                               CONTRACTS      UNREALIZED
                                  LONG      DEPRECIATION(H)
                               ----------------------------
FRANCE (-0.0%) (B)
Euro, CAC 40 Index
 May 2003....................          30     $    (5,451)
                                              -----------
GERMANY (-0.0%) (B)
Euro, DAX Index
 May 2003....................           4          (4,248)
                                              -----------
Total Futures Contracts
 (Settlement Value
 $1,263,960) (e).............                 $    (9,699)
                                              ===========

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated or partially segregated as collateral for futures contracts.
(d) Fair valued security.
(e) The combined market value of common stocks and settlement value of Index futures contracts represents 92.4% of net assets.
(f) The cost for federal income tax purposes is $26,115,755.
(g) At April 30, 2003 net unrealized depreciation for securities was $707,693, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,845,610 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,553,303.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2003.
(i) The following abbreviations are used in the above portfolio:
 A$-Australian Dollar
 E -Euro

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

The table below sets forth the diversification of International Broad Market Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                   VALUE      PERCENT +
                                -----------------------
Aerospace & Defense..........   $    11,812       0.1%
Appliances & Household
  Durables...................       135,314       0.5
Automobiles..................       151,067       0.6
Banking......................     1,629,498       6.3
Beverages & Tobacco..........       436,932       1.7
Broadcasting & Publishing....       138,455       0.5
Building Materials &
  Components.................        36,467       0.1
Business & Public Services...       760,403       2.9
Chemicals....................        20,698       0.1
Construction & Housing.......       264,448       1.0
Data Processing &
  Reproduction...............        55,097       0.2
Electrical & Electronics.....     1,278,489       4.9
Electronic Components &
  Instruments................       458,297       1.8
Energy Equipment & Services..        25,300       0.1
Energy Sources...............     1,919,948       7.4
Financial Services...........       526,225       2.0
Food & Household Products....       146,240       0.6
Forest Products & Paper......        93,946       0.4
Health & Personal Care.......     3,348,682      12.9
Industrial Components........       199,386       0.8
Insurance....................       336,231       1.3
Leisure & Tourism............       155,046       0.6
Machinery & Engineering......       121,369       0.5
Merchandising................       389,083       1.5
Metals-Non Ferrous...........        18,557       0.1
Metals-Steel.................        14,287       0.1
Miscellaneous-Materials &
  Commodities................         1,210       0.0*
Multi-Industry...............       447,395       1.7
Real Estate..................     3,518,609      13.6
Recreation & Other Consumer
  Goods......................       141,260       0.5
Telecommunications...........     2,865,823      11.1
Textiles & Apparel...........        62,589       0.2
Transportation-Airlines......       127,450       0.5
Transportation-Road & Rail...       303,594       1.2
Transportation-Shipping......        75,214       0.3
U.S. Government..............     2,693,578      10.4
Utilities-Electrical & Gas...     1,665,652       6.4
Wholesale & International
  Trade......................       834,411       3.2
                                -----------     -----
                                 25,408,062      98.1
Cash and Other Assets, Less
  Liabilities................       487,897       1.9
                                -----------     -----
Net Assets...................   $25,895,959     100.0%
                                ===========     =====

------------
+ Percentages indicated are based on Fund net assets.
* Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)

ASSETS:
 Investment in securities, at value (identified
   cost $26,078,091)..............................  $ 25,408,062
 Cash denominated in foreign currencies
   (identified cost $26,273)......................        26,749
 Cash.............................................       515,556
 Receivables:
   Dividends and interest.........................       173,233
   Investment securities sold.....................        94,062
   Fund shares sold...............................        77,020
   Manager........................................        16,030
 Other assets.....................................        14,608
                                                    ------------
       Total assets...............................    26,325,320
                                                    ------------
LIABILITIES:
 Payable due to broker for futures contracts......       224,494
 Payables:
   Investment securities purchased................        99,765
   Custodian......................................        31,248
   Fund shares redeemed...........................        21,328
   Professional...................................        21,147
   Variation margin on futures contracts..........         9,996
   Transfer agent.................................         7,019
 Accrued expenses.................................        14,364
                                                    ------------
       Total liabilities..........................       429,361
                                                    ------------
 Net assets.......................................  $ 25,895,959
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $      3,849
   Service Class..................................            73
 Additional paid-in capital.......................    37,491,349
 Accumulated undistributed net investment income..        82,080
 Accumulated net realized loss on investments,
   futures contracts and foreign currency
   transactions...................................   (11,012,324)
 Net unrealized depreciation on investments and
   futures contracts..............................      (679,728)
 Net unrealized appreciation on translation of
   other assets and liabilities in foreign
   currencies.....................................        10,660
                                                    ------------
 Net assets.......................................  $ 25,895,959
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $ 25,413,387
                                                    ============
 Shares of capital stock outstanding..............     3,848,514
                                                    ============
 Net asset value per share outstanding............  $       6.60
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $    482,572
                                                    ============
 Shares of capital stock outstanding..............        73,442
                                                    ============
 Net asset value per share outstanding............  $       6.57
                                                    ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:
 Income:
   Dividends (a)....................................  $   202,966
   Interest.........................................       15,421
                                                      -----------
       Total income.................................      218,387
                                                      -----------
 Expenses:
   Manager..........................................      117,175
   Custodian........................................      104,192
   Professional.....................................       21,877
   Transfer agent...................................       18,001
   Portfolio pricing................................       17,978
   Registration.....................................       15,190
   Directors........................................        2,917
   Shareholder communication........................        1,513
   Service..........................................          552
   Miscellaneous....................................       10,797
                                                      -----------
       Total expenses before reimbursement..........      310,192
   Expense reimbursement from Manager...............     (193,698)
                                                      -----------
       Net expenses.................................      116,494
                                                      -----------
 Net investment income..............................      101,893
                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss from:
   Security transactions............................   (6,367,618)
   Futures transactions.............................     (189,347)
   Foreign currency transactions....................     (102,372)
                                                      -----------
 Net realized loss on investments and foreign
   currency transactions............................   (6,659,337)
                                                      -----------
 Net change in unrealized depreciation on
   investments:
   Security transactions............................    6,593,628
   Futures transactions.............................       (9,752)
   Translation of other assets and liabilities in
     foreign currencies.............................       33,101
                                                      -----------
 Net unrealized gain on investments and foreign
   currency transactions............................    6,616,977
                                                      -----------
 Net realized and unrealized loss on investments and
   foreign currency transactions....................      (42,360)
                                                      -----------
 Net increase in net assets resulting from
   operations.......................................  $    59,533
                                                      ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $20,339.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INTERNATIONAL BROAD MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the year ended October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $    101,893   $    295,867
    Net realized loss on investments, futures contracts and
     foreign currency transactions..........................    (6,659,337)    (4,321,134)
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........     6,616,977       (271,628)
                                                              ------------   ------------
    Net increase (decrease) in net assets resulting from
     operations.............................................        59,533     (4,296,895)
                                                              ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................      (189,840)      (196,509)
      Service Class.........................................        (1,671)        (1,510)
    From net realized gain on investments and foreign
     currency transactions:
      No-Load Class.........................................            --        (65,502)
      Service Class.........................................            --           (908)
                                                              ------------   ------------
        Total dividends and distributions to shareholders...      (191,511)      (264,429)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    47,442,866     92,311,313
      Service Class.........................................     1,298,005      1,848,491
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................       128,123        174,832
      Service Class.........................................         1,671          2,415
                                                              ------------   ------------
                                                                48,870,665     94,337,051
    Cost of shares redeemed*:
      No-Load Class.........................................   (46,959,722)   (94,318,273)
      Service Class.........................................    (1,503,250)    (1,514,509)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................       407,693     (1,495,731)
                                                              ------------   ------------
      Net increase (decrease) in net assets.................       275,715     (6,057,055)
NET ASSETS:
  Beginning of period.......................................    25,620,244     31,677,299
                                                              ------------   ------------
  End of period.............................................  $ 25,895,959   $ 25,620,244
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $     82,080   $    171,698
                                                              ============   ============

------------
* Includes effect of portfolio transaction fee of $124,672 for the six months ended April 30, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                            NO-LOAD CLASS
                                       ---------------------------------------------------------------------------------------
                                       SIX MONTHS                                          JANUARY 1           YEAR ENDED
                                         ENDED             YEAR ENDED OCTOBER 31            THROUGH           DECEMBER 31
                                       APRIL 30,      -------------------------------     OCTOBER 31,     --------------------
                                         2003**        2002        2001        2000          1999*         1998         1997
                                       ----------     -------     -------     -------     -----------     -------      -------
Net asset value at beginning of
 period...........................      $  6.63       $  8.00     $ 11.22     $ 12.59       $ 11.27       $ 10.24      $ 14.00
                                        -------       -------     -------     -------       -------       -------      -------
Net investment income.............         0.02          0.08(a)     0.08(a)     0.11          0.11          0.11         0.22
Net realized and unrealized gain
 (loss) on investments............        (0.03)        (1.37)      (2.87)      (0.37)         1.39          1.84        (0.28)
Net realized and unrealized gain
 (loss) on foreign currency
 transactions.....................        (0.00)(b)     (0.01)      (0.01)      (0.05)        (0.11)         0.00(b)     (0.00)(b)
                                        -------       -------     -------     -------       -------       -------      -------
Total from investment
 operations.......................        (0.01)        (1.30)      (2.80)      (0.31)         1.39          1.95        (0.06)
                                        -------       -------     -------     -------       -------       -------      -------
Less dividends and distributions:
From net investment income........        (0.05)        (0.05)      (0.02)        --          (0.01)        (0.20)       (0.31)
From net realized gain on
 investments and foreign currency
 transactions.....................           --         (0.02)      (0.40)      (1.06)        (0.06)        (0.72)       (3.39)
                                        -------       -------     -------     -------       -------       -------      -------
Total dividends and
 distributions....................        (0.05)        (0.07)      (0.42)      (1.06)        (0.07)        (0.92)       (3.70)
                                        -------       -------     -------     -------       -------       -------      -------
Portfolio transaction fee.........         0.03           --          --          --            --            --           --
                                        -------       -------     -------     -------       -------       -------      -------
Net asset value at end of
 period...........................      $  6.60       $  6.63     $  8.00     $ 11.22       $ 12.59       $ 11.27      $ 10.24
                                        =======       =======     =======     =======       =======       =======      =======
Total investment return...........         0.29%(c)    (16.43%)    (25.84%)     (3.52%)       12.31%(c)     19.15%        0.40%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income............         0.99%+        0.96%       0.79%       0.78%         1.14%+        0.90%        1.04%
 Net expenses.....................         0.94%+        0.94%       0.94%       0.95%(d)      0.94%+        0.94%        0.94%
 Expenses (before
   reimbursement).................         2.51%+        1.71%       1.44%       1.29%         1.32%+        1.38%        1.26%
Portfolio turnover rate...........          139%           47%          1%         11%           19%           24%           6%
Net assets at end of period (in
 000's)...........................      $25,413       $24,925     $31,254     $68,513       $67,582       $65,087      $55,177

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
** Unaudited.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Less than one cent per share.
(c) Total return is not annualized.
(d) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.
(e) Performance results include gains from capital share transactions.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                           SERVICE CLASS
    --------------------------------------------------------------------------------------------
    SIX MONTHS                                              JANUARY 1            YEAR ENDED
      ENDED               YEAR ENDED OCTOBER 31              THROUGH            DECEMBER 31
    APRIL 30,       ---------------------------------      OCTOBER 31,      --------------------
      2003**         2002         2001         2000           1999*          1998         1997
    ----------      -------      -------      -------      -----------      -------      -------
     $  6.60        $  7.91      $ 11.13      $ 12.51        $ 11.22        $ 10.20      $ 13.97
     -------        -------      -------      -------        -------        -------      -------
        0.00(b)        0.05(a)      0.05(a)      0.09           0.09           0.08         0.19
       (0.03)         (1.30)       (2.86)       (0.36)          1.38           1.83        (0.29)
       (0.00)(b)      (0.01)       (0.01)       (0.05)         (0.11)          0.00(b)     (0.00)(b)
     -------        -------      -------      -------        -------        -------      -------
       (0.03)         (1.26)       (2.82)       (0.32)          1.36           1.91        (0.10)
     -------        -------      -------      -------        -------        -------      -------
       (0.03)         (0.03)         --           --           (0.01)         (0.17)       (0.28)
          --          (0.02)       (0.40)       (1.06)         (0.06)         (0.72)       (3.39)
     -------        -------      -------      -------        -------        -------      -------
       (0.03)         (0.05)       (0.40)       (1.06)         (0.07)         (0.89)       (3.67)
     -------        -------      -------      -------        -------        -------      -------
        0.03             --          --           --             --             --           --
     -------        -------      -------      -------        -------        -------      -------
     $  6.57        $  6.60      $  7.91      $ 11.13        $ 12.51        $ 11.22      $ 10.20
     =======        =======      =======      =======        =======        =======      =======
       (0.01%)(c)    (16.09%)(e)  (26.20%)      (3.63%)        12.08%(c)      18.83%        0.08%
        0.74%+         0.71%        0.54%        0.53%          0.89%+         0.65%        0.79%
        1.19%+         1.19%        1.19%        1.20%(d)       1.19%+         1.19%        1.19%
        2.76%+         1.96%        1.69%        1.54%          1.57%+         1.63%        1.51%
         139%            47%           1%          11%            19%            24%           6%
     $   483        $   695      $   423      $   576        $   549        $   499      $   439

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse International Equity Fund
--------------------------------------------------------------------------------

For the six months ended April 30, 2003, the Morgan Stanley Capital International EAFE Index(1) provided a modest positive return in U.S. dollar terms, with considerable differences from country to country. Leading EAFE nations included Austria (+26.48%), Spain (+21.91%), Sweden (+17.72%), and Denmark (+17.14%). Both Australia and New Zealand provided double-digit positive returns in U.S. dollars, as did Italy, Portugal, and Ireland. Most other developed European nations had a positive return in U.S. dollar terms, with the exception of the Netherlands (-4.81%). Nations in the Far East generally had weak results, with Singapore (-12.91%), Hong Kong (-7.53%), and Japan (-7.33%) all down sharply for the six-month period.(2)

Worldwide, stocks in the utilities, information technology, and telecommunication services sectors generally provided strong results over the six months ended April 30, 2003, while stocks in the consumer staples sector were particularly weak. In light of geopolitical tensions and a Venezuelan general strike, the price of oil became a widespread concern, and energy stocks around the globe generally provided lackluster though positive returns for the six-month period.

According to an April 12, 2003, statement by Japan's minister of finance, the Japanese economy is showing signs of recovery, despite ongoing uncertainties. Although business activity and corporate profits have improved in Japan, the effects of recent tax cuts and government reforms have not yet been fully felt in the economy. The nation continues to closely monitor the economic and financial situation both at home and abroad as it seeks to secure stability in its financial and capital markets.

PERFORMANCE REVIEW

For the six months ended April 30, 2003, Eclipse International Equity Fund returned 3.84% for No-Load Class shares and 3.70% for Service Class shares. Both share classes outperformed the 0.93% return of the average Lipper(3) international fund over the same period. Both share classes also outperformed the 1.81% return of the MSCI EAFE Index for the six months ended April 30, 2003.

The Fund's No-Load Class and Service Class shares were rated four stars overall out of 680 foreign stock funds by Morningstar(4) as of April 30, 2003. The Fund's No-Load Class and Service Class shares were also rated four stars out of 680 foreign stock funds for the three-year period then ended and four stars out of 515 foreign stock funds for the five-year period then ended.

STRATEGIC POSITIONING

In the closing months of 2002, the Fund maintained a defensive positioning, which caused it to underperform as stocks in the telecommunication services and information technology sectors advanced. In light of the economic and geopolitical uncertainty, however, we believed that the gains could not be sustained, and we kept the Fund defensively positioned. Although all of the Fund's positions result from our bottom-up, stock-by-stock selection process, at the end of 2002, the Fund was underweighted relative
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.
(1) The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(2) Returns are based on MSCI country indices, which are unmanaged indices considered representative of stocks in the respective countries. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(3) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(4) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

to the MSCI EAFE Index in the telecommunication services, energy, and materials sectors. At year-end 2002, the Fund was also overweighted in the consumer staples, utilities, and financials sectors and in the transportation industry group.

In the first quarter of 2003, the Fund benefited from investments in highly-regulated lower-risk utilities, from avoiding global insurance companies, and from owning quality European financial stocks.

Deutsche Boerse was among the Fund's larger financial holdings and contributed positively to the Fund's six-month performance. The stock more than recovered from its declines in the middle of the reporting period. Banco Popular Espanol was another of the Fund's strong financial holdings for the reporting period, and Danske Bank, a position first established in May 2002, also contributed positively to the Fund's performance. The Fund established a new position in HDFC Bank in late November 2002, and although the position was small, the stock showed outstanding returns for the portion of the reporting period it was held in the Fund. Bank of Ireland had less impressive results, but the stock also provided a positive contribution to the Fund's performance.

Among utilities, the Fund benefited from positions in Snam Rete Gas and Iberdrola, both of which showed substantial advances for the six months ended April 30, 2003. Hongkong Electric Holdings, one of the Fund's largest positions, was particularly weak during November and December of 2002. Although the stock staged a modest recovery, it ended the period down from where it began.

As a result of our bottom-up stock selection process, the Fund was underweighted in Japan throughout the reporting period. In our opinion, stocks in other Asian markets and Europe offered better opportunity potential. The Fund had good success with its stock and ADR holdings in Canon, but its position in Nintendo detracted from performance.

Several of the Fund's largest holdings had relatively weak results over the six-month reporting period. Merchandiser Tesco's share price was up slightly for the period, and shares of food processor Nestle declined. Distiller Diageo's stock price recovered from a severe drop in the middle of the reporting period but was still down slightly at the end of April. Business services company Rentokil Initial and household products company Reckitt Benckiser both saw substantial stock price declines over the reporting period.

LOOKING AHEAD

Although the easing of geopolitical tensions and the drop in oil prices has helped strengthen stock and bond markets, mixed economic signals continue to foster an environment of uncertainty. We remain relatively risk averse and expect to maintain overweighted positions in defensive sectors until we see more convincing evidence that a major rebound in business activity can be sustained.

At the same time, we remain alert to potential opportunities and may be willing to purchase stocks in challenged areas such as information technology or media if prices correct and values become more compelling.

Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities.

RUPAL BHANSALI
Portfolio Manager
MacKay Shields LLC

                 $10,000 INVESTED IN
ECLIPSE INTERNATIONAL EQUITY FUND VERSUS
MSCI EAFE INDEX


                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                             ECLIPSE INTERNATIONAL EQUITY FUND           MSCI EAFE INDEX
                                                             ---------------------------------           ---------------
4/30/93                                                                  10000.00                            10000.00
94                                                                       11155.00                            11664.00
95                                                                       11955.00                            12315.00
96                                                                       13400.00                            13720.00
97                                                                       14129.00                            13598.00
98                                                                       17295.00                            16170.00
99                                                                       22277.00                            17706.00
00                                                                       17826.00                            20165.00
01                                                                       15270.00                            16879.00
02                                                                       14598.00                            14536.00
4/30/03                                                                  15177.00                            12172.00

                 $10,000 INVESTED IN
ECLIPSE INTERNATIONAL EQUITY FUND VERSUS
MSCI EAFE INDEX


                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                             ECLIPSE INTERNATIONAL EQUITY FUND           MSCI EAFE INDEX
                                                             ---------------------------------           ---------------
4/30/93                                                                  10000.00                            10000.00
94                                                                       11106.00                            11664.00
95                                                                       11868.00                            12315.00
96                                                                       13243.00                            13720.00
97                                                                       13889.00                            13598.00
98                                                                       16973.00                            16170.00
99                                                                       21796.00                            17706.00
00                                                                       17392.00                            20165.00
01                                                                       14874.00                            16879.00
02                                                                       14217.00                            14536.00
4/30/03                                                                  14753.00                            12172.00

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/93.

                                                    TOTAL RETURNS(1)     AVERAGE ANNUAL TOTAL RETURNS(1,2)
                  PERFORMANCE                     AS OF APRIL 30, 2003         AS OF APRIL 30, 2003
----------------------------------------------------------------------------------------------------------
                                                  SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   10 YEARS
----------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund No-Load
 Class(1)                                                 3.84%            -6.32%     -1.37%       4.26%
Eclipse International Equity Fund Service
 Class(1,2)                                               3.70             -6.58      -1.56        3.97
Average Lipper international fund(3)                      0.93            -17.85      -5.55        3.35
MSCI EAFE Index(4)                                        1.81            -16.27      -5.52        1.98

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

1993                                                                             25.03
1994                                                                              8.36
Year ended December 31 1995                                                       7.17
1996                                                                             12.09
1997                                                                              5.44
1998                                                                             22.41
10 months ended October 31 1999                                                  11.23
Year ended October 31 2000                                                       -9.44
Year ended October 31 2001                                                      -16.49
Year ended October 31 2002                                                        0.47
Six months ended April 30 2003                                                    3.84

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.
1 Shares of the Fund were first offered on 1/1/95. Performance includes the historical performance of the Fund's predecessor separate account from its inception on 7/31/92 through 12/31/94. Performance for the period prior to 1/1/95 was calculated using the separate account's expense structure, which generally was higher than the expense structure of the Fund.

2 Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4 The Morgan Stanley Capital International Europe, Australasia, and Far East
  Index--the MSCI EAFE Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)

COMMON STOCKS (86.7%)+
                                   SHARES        VALUE
                                  ----------------------
BELGIUM (2.8%)
Colruyt N.V. (multi-industry)...       756    $    49,399
Electrabel, S.A.
 (utilities-electrical & gas)...     2,146        514,432
                                              -----------
                                                  563,831
                                              -----------
DENMARK (1.9%)
Danske Bank A/S (banking).......    20,462        393,698
                                              -----------
FRANCE (0.8%)
BNP Paribas, S.A. (banking).....     2,193        102,937
Dassault Systemes, S.A.
 (business & public services)...       803         23,201
Total Fina Elf, S.A. Class B
 (energy sources)...............       300         39,339
                                              -----------
                                                  165,477
                                              -----------
GERMANY (10.0%)
Bayerische Motoren Werke AG
 (automobiles)..................    22,634        755,260
Deutsche Boerse AG (financial
 services)......................    15,685        728,186
Schering AG (health & personal
 care)..........................    12,135        541,029
                                              -----------
                                                2,024,475
                                              -----------
HONG KONG (5.2%)
Hongkong Electric Holdings, Ltd.
 (utilities-electrical & gas)...   235,500        945,134
Sun Hung Kai Properties, Ltd.
 (real estate)..................    10,000         46,929
XL Capital Ltd. Class A
 (insurance)....................       200         16,460
Yue Yuen Industrial Holdings,
 Ltd. (recreation & other
 consumer goods)................    21,000         43,082
                                              -----------
                                                1,051,605
                                              -----------
INDIA (1.0%)
HDFC Bank, Ltd. ADR (financial
 services) (b)..................     1,250         20,475
ITC, Ltd. GDR (beverages &
 tobacco) (a)(c)................     9,400        135,426
Wipro, Ltd. ADR (data processing
 & reproduction) (b)............     2,700         56,970
                                              -----------
                                                  212,871
                                              -----------
IRELAND (2.0%)
Bank of Ireland (banking).......    29,272        360,976
Irish Life & Permanent PLC
 (insurance)....................     3,900         45,265
                                              -----------
                                                  406,241
                                              -----------
ITALY (4.2%)
Eni S.p.A. (energy sources).....    11,000        156,765
Snam Rete Gas S.p.A.
 (utilities-electrical & gas)...   191,316        693,903
                                              -----------
                                                  850,668
                                              -----------

                                   SHARES        VALUE
                                  ----------------------

JAPAN (7.5%)
Canon, Inc. (data processing &
 reproduction)..................    11,000    $   444,575
Canon, Inc. ADR (data processing
 & reproduction) (b)............     1,911         76,650
Fanuc, Ltd. (electronic
 components & instruments)......       900         36,827
Nintendo Co., Ltd. (recreation &
 other consumer goods)..........     9,200        718,967
Takeda Chemical Industries, Ltd.
 (health & personal care).......     6,700        245,506
                                              -----------
                                                1,522,525
                                              -----------
NETHERLANDS (11.9%)
Euronext N.V. (financial
 services)......................    21,437        473,689
Heineken Holding N.V. Class A
 (beverages & tobacco)..........       359         10,413
Reed Elsevier N.V. (broadcasting
 & publishing)..................    44,261        503,832
Royal Dutch Petroleum Co.
 (energy sources)...............     1,100         44,992
TPG N.V. (business & public
 services)......................    49,806        777,057
Unilever N.V. (CVA) (food &
 household products)............     4,841        304,974
Unilever N.V. (NY Shares) (food
 & household products)..........     4,771        300,430
                                              -----------
                                                2,415,387
                                              -----------
NORWAY (0.2%)
DnB Holding ASA (banking).......    10,600         50,593
                                              -----------
SINGAPORE (0.2%)
Venture Corp., Ltd. (electrical
 & electronics).................     5,000         41,676
                                              -----------
SPAIN (4.7%)
Banco Popular Espanol, S.A.
 (banking)......................    11,805        572,295
Iberdrola, S.A.
 (utilities-electrical & gas)...    20,464        329,550
Indra Sistemas, S.A. (business &
 public services)...............     5,500         47,263
                                              -----------
                                                  949,108
                                              -----------
SWEDEN (0.4%)
Sandvik AB (machinery &
 engineering)...................     3,516         89,408
                                              -----------
SWITZERLAND (6.0%)
Nestle, S.A. Registered (food &
 household products)............     3,714        757,149
Novartis AG Registered (health &
 personal care).................     3,352        132,221
Syngenta AG (chemicals).........       900         46,450
Synthes-Stratec, Inc. (health &
 personal care).................        41         25,846

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                   SHARES        VALUE
                                  ----------------------
SWITZERLAND (CONTINUED)
UBS AG Registered (banking).....     1,803    $    85,552
UBS AG Registered (NY Shares)
 (banking)......................     3,644        172,891
                                              -----------
                                                1,220,109
                                              -----------
UNITED KINGDOM (26.7%)
BP PLC ADR (utilities-electrical
 & gas) (b).....................     2,200         84,788
Diageo PLC (beverages &
 tobacco).......................    67,475        748,423
Diageo PLC ADR (beverages &
 tobacco) (b)...................       686         30,534
Exel PLC
 (transportation-shipping)......    40,181        385,316
GlaxoSmithKline PLC ADR (health
 & personal care) (b)...........     1,250         50,650
HSBC Holdings PLC (banking).....     2,400         26,294
HSBC Holdings PLC ADR (banking)
 (b)............................       800         43,752
Jardine Lloyd Thompson Group PLC
 (insurance)....................    24,800        226,041
Lloyds TSB Group PLC (banking)..    74,556        490,340
Lloyds TSB Group PLC ADR
 (banking) (b)..................     5,545        147,719
London Stock Exchange PLC
 (financial services)...........    38,158        198,205
Next PLC (merchandising)........    37,645        567,667
Reckitt Benckiser PLC (food &
 household products)............    39,082        689,277
Rentokil Initial PLC (business &
 public services)...............   269,490        805,432
Royal Bank of Scotland Group PLC
 (banking)......................         1             26
Tesco PLC (merchandising).......   294,757        932,769
                                              -----------
                                                5,427,233
                                              -----------
UNITED STATES (1.2%)
AFLAC, Inc. (insurance).........     3,990        130,513
iShares MSCI United Kingdom
 Index Fund
 (financial services)...........     8,650        106,568
                                              -----------
                                                  237,081
                                              -----------
Total Common Stocks
 (Cost $17,150,046).............               17,621,986
                                              -----------
PREFERRED STOCK (2.8%)

GERMANY (2.8%)
Porsche AG
 E3.00
 (automobiles) (f)..............     1,565        569,372
                                              -----------
Total Preferred Stock
 (Cost $595,588)................                  569,372
                                              -----------

SHORT-TERM INVESTMENTS (11.1%)
                                  PRINCIPAL
                                   AMOUNT        VALUE
                                  ----------------------
COMMERCIAL PAPER (6.9%)
NETHERLANDS (3.5%)
Rabobank Nederland N.V.
 (banking)
 1.23%, due 5/1/03..............  $710,000    $   710,000
                                              -----------
UNITED STATES (3.4%)
ANZ (DE), Inc. (banking)
 1.25%, due 5/5/03..............   335,000        334,953
UBS Finance Delaware LLC
 (financial services)
 1.36%, due 5/1/03..............   365,000        365,000
                                              -----------
                                                  699,953
                                              -----------
Total Commercial Paper
 (Cost $1,409,953)..............                1,409,953
                                              -----------
                                   SHARES
                                  ---------
INVESTMENT COMPANY (4.2%)
UNITED STATES (4.2%)
Merrill Lynch Premier
 Institutional Fund (financial
 services)......................   845,000        845,000
                                              -----------
Total Investment Company
 (Cost $845,000)................                  845,000
                                              -----------
Total Short-Term Investments
 (Cost $2,254,953)..............                2,254,953
                                              -----------
Total Investments
 (Cost $20,000,587) (d).........     100.6%    20,446,311(e)
Liabilities in Excess of
 Cash and Other Assets..........      (0.6)      (116,929)
                                  --------     ----------
Net Assets......................     100.0%   $20,329,382

------------
(a) May be sold to institutional investors only.
(b) ADR-American Depositary Receipt.
(c) GDR-Global Depositary Receipt.
(d) The cost for federal income tax purposes is $20,101,484.
(e) At April 30, 2003 net unrealized appreciation for securities was $344,827, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,152,213 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $807,386.
(f) The following abbreviation is used in the above portfolio:
 E-Euro

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

The table below sets forth the diversification of International Equity Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                   VALUE      PERCENT +
                                -----------------------
Automobiles..................   $ 1,324,632       6.5%
Banking......................     3,492,026      17.2
Beverages & Tobacco..........       924,796       4.6
Broadcasting & Publishing....       503,832       2.5
Business & Public Services...     1,652,953       8.1
Chemicals....................        46,450       0.2
Data Processing &
  Reproduction...............       578,195       2.8
Electrical & Electronics.....        41,676       0.2
Electronic Components &
  Instruments................        36,827       0.2
Energy Sources...............       241,096       1.2
Financial Services...........     2,737,123      13.5
Food & Household Products....     2,051,830      10.1
Health & Personal Care.......       995,252       4.9
Insurance....................       418,279       2.1
Machinery & Engineering......        89,408       0.4
Merchandising................     1,500,436       7.4
Multi-Industry...............        49,399       0.2
Real Estate..................        46,929       0.2
Recreation & Other Consumer
  Goods......................       762,049       3.8
Transportation-Shipping......       385,316       1.9
Utilities-Electrical & Gas...     2,567,807      12.6
                                -----------   -------
                                 20,446,311     100.6
Liabilities in Excess of Cash
  and Other Assets...........      (116,929)     (0.6)
                                -----------   -------
Net Assets...................   $20,329,382     100.0%
                                ===========     =====

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2003
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $20,000,587)...............................  $20,446,311
 Cash denominated in foreign currencies (identified
   cost $479,236)..................................      486,293
 Cash..............................................          595
 Receivables:
   Investment securities sold......................      655,103
   Dividends and interest..........................      215,600
   Fund shares sold................................      134,968
   Manager.........................................        3,932
 Unrealized appreciation on foreign currency
   forward contracts...............................       41,329
 Other assets......................................       13,526
                                                     -----------
       Total assets................................   21,997,657
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................    1,325,999
   Fund shares redeemed............................      295,715
   Custodian.......................................        9,162
   Transfer agent..................................        5,006
 Accrued expenses..................................       32,393
                                                     -----------
       Total liabilities...........................    1,668,275
                                                     -----------
 Net assets........................................  $20,329,382
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     2,022
   Service Class...................................          333
 Additional paid-in capital........................   26,991,851
 Accumulated undistributed net investment income...      101,866
 Accumulated net realized loss on investments and
   foreign currency transactions...................   (7,268,446)
 Net unrealized appreciation on investments........      445,724
 Net unrealized appreciation on translation of
   other assets and liabilities in foreign
   currencies......................................       56,032
                                                     -----------
 Net assets........................................  $20,329,382
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $17,488,461
                                                     ===========
 Shares of capital stock outstanding...............    2,022,270
                                                     ===========
 Net asset value per share outstanding.............  $      8.65
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $ 2,840,921
                                                     ===========
 Shares of capital stock outstanding...............      332,647
                                                     ===========
 Net asset value per share outstanding.............  $      8.54
                                                     ===========

STATEMENT OF OPERATIONS
For the six months ended April 30, 2003
(Unaudited)


INVESTMENT INCOME:
 Income:
   Dividends (a)......................................  $194,099
   Interest...........................................     4,499
                                                        --------
       Total income...................................   198,598
                                                        --------
 Expenses:
   Manager............................................    78,566
   Custodian..........................................    31,581
   Professional.......................................    20,178
   Registration.......................................    19,465
   Transfer agent.....................................    15,729
   Portfolio pricing..................................    12,595
   Directors..........................................     2,687
   Service............................................     1,496
   Shareholder communication..........................     1,113
   Miscellaneous......................................     7,613
                                                        --------
       Total expenses before
        reimbursement.................................   191,023
   Expense reimbursement from Manager.................   (94,323)
                                                        --------
       Net expenses...................................    96,700
                                                        --------
 Net investment income................................   101,898
                                                        --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain from:
   Security transactions..............................   290,640
   Foreign currency transactions......................    52,776
                                                        --------
 Net realized gain on investments and foreign currency
   transactions.......................................   343,416
                                                        --------
 Net change in unrealized appreciation on investments:
   Security transactions..............................   143,308
   Translation of other assets and liabilities in
     foreign currencies...............................    40,677
                                                        --------
 Net unrealized gain on investments and foreign
   currency transactions..............................   183,985
                                                        --------
 Net realized and unrealized gain on investments and
   foreign currency transactions......................   527,401
                                                        --------
 Net increase in net assets resulting from
   operations.........................................  $629,299
                                                        ========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $26,670.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2003 (Unaudited) and the year ended October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $    101,898   $    271,948
    Net realized gain (loss) on investments and foreign
     currency transactions..................................       343,416     (1,609,868)
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........       183,985      1,799,246
                                                              ------------   ------------
    Net increase in net assets resulting from operations....       629,299        461,326
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................      (311,093)      (522,419)
      Service Class.........................................        (3,935)        (6,826)
                                                              ------------   ------------
        Total dividends to shareholders.....................      (315,028)      (529,245)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    21,582,422     65,771,617
      Service Class.........................................     2,809,711      1,729,409
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................       298,706        522,419
      Service Class.........................................         3,935          6,826
                                                              ------------   ------------
                                                                24,694,774     68,030,271
    Cost of shares redeemed*:
      No-Load Class.........................................   (26,385,044)   (64,736,044)
      Service Class.........................................      (483,805)    (1,802,152)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (2,174,075)     1,492,075
                                                              ------------   ------------
      Net increase (decrease) in net assets.................    (1,859,804)     1,424,156
NET ASSETS:
  Beginning of period.......................................    22,189,186     20,765,030
                                                              ------------   ------------
  End of period.............................................  $ 20,329,382   $ 22,189,186
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $    101,866   $    314,996
                                                              ============   ============

------------
* Includes effect of portfolio transaction fee of $85,360 for the six months ended April 30, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                            NO-LOAD CLASS
                                      -----------------------------------------------------------------------------------------
                                      SIX MONTHS                                          JANUARY 1             YEAR ENDED
                                        ENDED               YEAR ENDED OCTOBER 31          THROUGH              DECEMBER 31
                                      APRIL 30,         ------------------------------   OCTOBER 31,        -------------------
                                        2003**            2002       2001       2000        1999*             1998       1997
                                      ----------        --------   --------   --------   -----------        --------   --------
Net asset value at beginning of
 period.............................   $   8.48         $   8.65   $  11.44   $  13.10    $  11.81          $   9.93   $  10.63
                                       --------         --------   --------   --------    --------          --------   --------
Net investment income...............       0.05             0.11(a)     0.07(a)     0.05      0.10              0.13       1.14
Net realized and unrealized gain
 (loss) on investments..............       0.19            (0.03)     (1.85)     (0.81)       1.30              2.12      (0.10)
Net realized and unrealized gain
 (loss) on foreign currency
 transactions.......................       0.05            (0.03)      0.09      (0.37)      (0.08)            (0.03)     (0.49)
                                       --------         --------   --------   --------    --------          --------   --------
Total from investment operations....       0.29             0.05      (1.69)     (1.13)       1.32              2.22       0.55
                                       --------         --------   --------   --------    --------          --------   --------
Less dividends and distributions:
From net investment income and net
 realized gain on foreign currency
 transactions.......................      (0.15)           (0.22)       --         --        (0.03)            (0.34)     (0.96)
From net realized gain on
 investments........................         --              --       (1.10)     (0.53)        --                --       (0.29)
                                       --------         --------   --------   --------    --------          --------   --------
Total dividends and distributions...      (0.15)           (0.22)     (1.10)     (0.53)      (0.03)            (0.34)     (1.25)
                                       --------         --------   --------   --------    --------          --------   --------
Portfolio transaction fee...........       0.03              --         --         --          --                --         --
                                       --------         --------   --------   --------    --------          --------   --------
Net asset value at end of period....   $   8.65         $   8.48   $   8.65   $  11.44    $  13.10          $  11.81   $   9.93
                                       ========         ========   ========   ========    ========          ========   ========
Total investment return.............       3.84%(b)         0.47%    (16.49%)    (9.44%)     11.23%(b)         22.41%      5.44%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income..............       1.12%+           1.19%      0.67%      0.38%       1.00%+            1.14%      1.23%
 Net expenses.......................       1.03%+           1.03%      1.03%      1.03%       1.01%+            1.00%      1.00%
 Expenses (before reimbursement)....       2.05%+           1.68%      1.20%      1.03%       1.01%+            1.03%      1.04%
Portfolio turnover rate.............         77%             119%        55%        39%         35%               51%        37%
Net assets at end of period (in
 000's).............................   $ 17,488         $ 21,919   $ 20,445   $141,316    $152,928          $140,630   $113,774

------------
 * The Fund changed its fiscal year end from December 31 to October 31. ** Unaudited.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                           SERVICE CLASS
    -------------------------------------------------------------------------------------------
    SIX MONTHS                                           JANUARY 1              YEAR ENDED
      ENDED                YEAR ENDED OCTOBER 31          THROUGH               DECEMBER 31
    APRIL 30,          ------------------------------   OCTOBER 31,         -------------------
      2003**             2002       2001       2000        1999*              1998       1997
    ----------         --------   --------   --------   -----------         --------   --------
     $   8.36          $   8.52   $  11.30   $  12.97    $  11.72           $   9.85   $  10.58
     --------          --------   --------   --------    --------           --------   --------
         0.02              0.07(a)     0.07(a)     0.02      0.05               0.11       1.11
         0.20             (0.02)     (1.84)     (0.79)       1.31               2.11      (0.10)
         0.05             (0.02)      0.09      (0.37)      (0.08)             (0.03)     (0.52)
     --------          --------   --------   --------    --------           --------   --------
         0.27              0.03      (1.68)     (1.14)       1.28               2.19       0.49
     --------          --------   --------   --------    --------           --------   --------
        (0.12)            (0.19)       --         --        (0.03)             (0.32)     (0.93)
           --               --       (1.10)     (0.53)        --                 --       (0.29)
     --------          --------   --------   --------    --------           --------   --------
        (0.12)            (0.19)     (1.10)     (0.53)      (0.03)             (0.32)     (1.22)
     --------          --------   --------   --------    --------           --------   --------
         0.03               --         --         --          --                 --         --
     --------          --------   --------   --------    --------           --------   --------
     $   8.54          $   8.36   $   8.52   $  11.30    $  12.97           $  11.72   $   9.85
     ========          ========   ========   ========    ========           ========   ========
         3.70%(b)          0.24%    (16.61%)    (9.62%)     10.96%(b)          22.20%      4.88%
         0.87%+            0.94%      0.42%      0.13%       0.75%+             0.89%      0.98%
         1.28%+            1.28%      1.28%      1.28%       1.26%+             1.25%      1.25%
         2.30%+            1.93%      1.45%      1.28%       1.26%+             1.28%      1.29%
           77%              119%        55%        39%         35%                51%        37%
     $  2,841          $    270   $    320   $    486    $    671           $    675   $    607

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1--Organization and Business:
--------------------------------------------------------------------------------

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. Eclipse Funds (the "Trust"), a Massachusetts business trust, was established on July 30, 1986. The Company and the Trust (collectively the "Funds") are registered as open-end management investment companies under the Investment Company Act of 1940, as amended, ("Investment Company Act") and are comprised of eighteen separate investment portfolios (individually referred to as a "Fund").

The Funds commenced operations on the dates indicated below:

 COMMENCEMENT OF
   OPERATIONS              FUNDS (THE COMPANY)
-----------------          -------------------
January 2, 1991         Growth Equity, Indexed
                        Equity, Value Equity,
                        Bond, Indexed Bond, Money
                        Market, Short Term Bond,
                        Asset Manager and
                        International Broad
                        Market (formerly EAFE
                        Index) Funds

January 1, 1995         International Equity Fund

January 2, 2001         Mid Cap Core, Core Bond
                        Plus and Tax Free Bond
                        Funds

April 19, 2002          Tax-Managed Equity Fund

 COMMENCEMENT OF
   OPERATIONS               FUNDS (THE TRUST)
-----------------           -----------------
January 12, 1987        Small Cap Value Fund

May 1, 1989             Balanced Fund

December 27, 1994       Mid Cap Value and Ultra
                        Short Duration (formerly
                        Ultra Short Term Income)
                        Funds

On December 29, 2000, the Mid Cap Core, Core Bond Plus and Tax Free Bond Funds sold shares to NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. These Funds commenced investment operations the following business day on January 2, 2001.

On April 18, 2002, the Tax-Managed Equity Fund sold shares to NYLIFE Distributors at a net asset value of $10.00. This Fund commenced investment operations the following business day on April 19, 2002.

Each Fund currently offers two classes of shares as follows: No-Load Class shares and Service Class shares, except the Mid Cap Core, Core Bond Plus and Tax Free Bond Funds only offer No-Load Class shares. In addition, the Mid Cap Value, Small Cap Value, Tax-Managed Equity, Asset Manager and Balanced Funds offer a third class of shares, the L Class shares, and the Money Market Fund offers another class of shares, the Money Market Fund Sweep Shares Class. L Class shares are offered at net asset value plus a front-end sales charge and a contingent deferred sales charge is imposed on certain redemptions of L Class shares within one year of purchase. The other classes of shares are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. The share classes bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that (i) the Service Class shares and the Money Market Fund Sweep Shares Class each bear the fees payable under a Shareholder Services Plan adopted for that class at an annual rate of 0.25% of the average daily net assets of the outstanding shares of the class and (ii) the L Class shares and Money Market Fund Sweep Shares Class each also bear the payment of fees at an annual rate of 0.75% and 0.25% of the average daily net assets of the outstanding L Class shares for distribution fees and service fees, respectively and at an annual rate of 0.25% of the average daily net assets of the outstanding Sweep Shares Class for distribution fees under separate distribution plans adopted pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan").

                                                                   ECLIPSE FUNDS

The distribution of the Service Class shares commenced on January 1, 1995 for the Growth Equity, Indexed Equity, Value Equity, Bond, Indexed Bond, Money Market, Short Term Bond, Asset Manager, International Broad Market and International Equity Funds, on April 19, 2002 for the Tax-Managed Equity Fund and on July 1, 2002 for the Mid Cap Value, Small Cap Value, Ultra Short Duration and Balanced Funds. The distribution of the Money Market Fund Sweep Shares Class commenced on December 8, 1998. The distribution of the L Class shares commenced on December 30, 2002 for the Mid Cap Value, Small Cap Value, Tax-Managed Equity, Asset Manager and Balanced Funds.

The investment objectives for each of the Funds are as follows:

The GROWTH EQUITY FUND seeks long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

The INDEXED EQUITY FUND seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Index.

The MID CAP CORE FUND seeks long-term growth of capital.

The MID CAP VALUE FUND seeks high total return.

The SMALL CAP VALUE FUND seeks high total return.

The TAX-MANAGED EQUITY FUND provides enhanced after-tax total return relative to the return of the S&P 500 Index.

The VALUE EQUITY FUND seeks maximum long-term total return from a combination of capital growth and income.

The BOND FUND seeks to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

The CORE BOND PLUS FUND seeks to maximize total return consistent with the preservation of capital.

The INDEXED BOND FUND seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the BIG Index.

The MONEY MARKET FUND seeks a high level of current income while preserving capital and maintaining liquidity.

The SHORT TERM BOND FUND seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

The TAX FREE BOND FUND provides a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ULTRA SHORT DURATION FUND seeks a high level of current income, capital preservation, and a relatively stable net asset value.

The ASSET MANAGER FUND seeks to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.

The BALANCED FUND seeks high total return.

The INTERNATIONAL BROAD MARKET FUND seeks long-term growth of capital by investing in a widely diversified portfolio of non-U.S. equity securities.

The INTERNATIONAL EQUITY FUND seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry or region.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Funds:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Class of shares of each Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each Class of shares of each Fund is determined by taking the current market value of total assets attributable to that Class, except for the Money Market Fund, which is based on the amortized cost method of valuation, subtracting the liabilities attributable to that Class, and dividing the result by the outstanding shares of that Class.

The Money Market Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

                                      (B)

SECURITIES VALUATION. Portfolio securities of the Money Market Fund are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Portfolio securities of each of the other Funds are stated at value determined
(a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price; (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System; (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system; (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's Manager or Subadvisor if such prices are deemed to be representative of market values at the regular close of business of the Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by a Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange; (f) by appraising options and futures contracts at the last posted settlement

                                                                   ECLIPSE FUNDS

price on the market where any such options or futures are principally traded; and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Company's Board of Directors and/or the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Funds' calculation of net asset values unless a Fund's Manager or Subadvisor deems that the particular event would materially affect such Fund's net asset value, in which case an adjustment may be made.

                                      (C)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

                                      (D)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Money Market Fund, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Bond, Core Bond Plus, Indexed Bond, Short Term Bond and Tax Free Bond Funds, income dividends are declared and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Ultra Short Duration and Balanced Funds, income dividends are declared and paid quarterly and capital gain distributions, if any, are declared and paid annually. Each of the other Funds intends to declare and pay, as a dividend, substantially all of their net investment income and net realized capital gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended October 31, 2002 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Funds for which the tax components of the distributions are shown below.

                                                                      TAX-BASED               TAX-BASED
                                                                  DISTRIBUTIONS FROM      DISTRIBUTIONS FROM
                                                                   ORDINARY INCOME         LONG-TERM GAINS
                                                                  ------------------      ------------------
Core Bond Plus Fund.........................................          $2,593,001             $        --
Money Market Fund...........................................           6,702,142                      --
Balanced Fund...............................................           2,285,791                 463,117

                                      (E)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for a Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

New York Life Investment Management LLC ("NYLIM") has directed certain portfolio trades to brokers who paid a portion of the expenses for the Mid Cap Value, Small Cap Value and Balanced Funds. For the six months ended April 30, 2003, the Funds' expenses (transfer agent fees and expenses) were reduced by $22,491, $55,361 and $25,772, respectively, under this agreement.

                                      (F)

EXPENSES. Expenses with respect to any two or more Funds are allocated in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the Shareholder Services Plans and the Distribution Plans), and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

                                      (G)

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                      (H)

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

        (i) market value of investment securities, other assets and liabilities--at the valuation date,

       (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at period-end exchange rates are reflected in unrealized foreign exchange gains or losses.

                                                                   ECLIPSE FUNDS

INTERNATIONAL BROAD MARKET FUND

Foreign currency held at April 30, 2003:

               CURRENCY                          COST            VALUE
--------------------------------------         --------         --------
Australian
  Dollar                 A$       960          $   595          $   600
Euro                     E      4,019            4,405            4,485
Hong Kong Dollar         HKD      640               82               82
Japanese Yen             Y     15,584              130              131
Pound Sterling           L     13,203           20,713           21,101
Singapore Dollar         SGD      493              277              278
Swedish Krona            SK       587               71               72
                                               -------          -------
                                               $26,273          $26,749
                                               =======          =======

INTERNATIONAL EQUITY FUND

Foreign currency held at April 30, 2003:

             CURRENCY                         COST              VALUE
-----------------------------------         ---------         ---------
Euro                 E      353,514         $388,061          $394,522
Japanese Yen         Y    5,737,452           47,808            48,109
Swiss Franc          CHF     59,219           43,367            43,662
                                            --------          --------
                                            $479,236          $486,293
                                            ========          ========

                                      (I)

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Foreign currency forward contracts are used for hedging purposes or to seek to enhance investment returns (see Note 5).

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

CORE BOND PLUS FUND

Foreign currency forward contracts open at April 30, 2003:

                                                                                                    UNREALIZED
                                                           CONTRACT AMOUNT      CONTRACT AMOUNT   APPRECIATION/
                                                                SOLD               PURCHASED      (DEPRECIATION)
                                                           ---------------      ---------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
-------------------------------------------------------
Canadian Dollar vs. U.S. Dollar, expiring 6/6/03.......    CD     111,474       $       75,000      $  (2,437)
Euro vs. U.S. Dollar, expiring 6/27/03.................    E      547,000       $      583,266        (25,302)
Euro vs. U.S. Dollar, expiring 7/1/03..................    E      444,000       $      472,767        (21,143)
Swedish Krona vs. U.S. Dollar, expiring 5/9/03.........    SK   4,449,225       $      529,572        (13,584)

                                                           CONTRACT AMOUNT      CONTRACT AMOUNT
                                                              PURCHASED              SOLD
                                                           ---------------      ---------------
FOREIGN CURRENCY BUY CONTRACTS
-------------------------------------------------------
Euro vs. U.S. Dollar, expiring 5/9/03..................    E       75,000       $       82,328          1,266
Euro vs. U.S. Dollar, expiring 6/16/03.................    E       14,000       $       15,008            574
                                                                                                    ---------
Net unrealized depreciation on foreign currency forward contracts:                                  $ (60,626)
                                                                                                    =========

INTERNATIONAL EQUITY FUND

Foreign currency forward contracts open at April 30, 2003:

                                                           CONTRACT AMOUNT      CONTRACT AMOUNT     UNREALIZED
                                                                SOLD               PURCHASED       APPRECIATION
                                                           ---------------      ---------------   --------------
FOREIGN CURRENCY SALE CONTRACT
-------------------------------------------------------
Hong Kong Dollar vs. U.S. Dollar, expiring 12/12/03....    HKD  6,444,900       $      825,000      $     171

                                                           CONTRACT AMOUNT      CONTRACT AMOUNT
                                                              PURCHASED              SOLD
                                                           ---------------      ---------------
FOREIGN CURRENCY BUY CONTRACT
-------------------------------------------------------
Euro vs. U.S. Dollar, expiring 12/12/03................    E      782,398       $      825,000         41,158
                                                                                                    ---------
Net unrealized appreciation on foreign currency forward contracts:                                  $  41,329
                                                                                                    =========

                                      (J)

PURCHASED AND WRITTEN OPTIONS. Certain Funds may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

Certain Funds may purchase call and put options on their portfolio securities or foreign currencies. A Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the

                                                                   ECLIPSE FUNDS

Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

GROWTH EQUITY FUND

Written option activity for the six months ended April 30, 2003 was as follows:

                                                                 NUMBER
                                                                   OF
                                                                CONTRACTS       PREMIUM
                                                                ---------      ----------
Options outstanding at October 31, 2002.....................        (832)      $ (125,071)
Options--written............................................        (140)         (10,920)
Options--buybacks...........................................         467           83,776
Options--expired............................................           0                0
Options--exercised..........................................         505           52,215
                                                                 -------       ----------
Options outstanding at April 30, 2003.......................           0       $        0
                                                                 =======       ==========

VALUE EQUITY FUND

Written option activity for the six months ended April 30, 2003 was as follows:

                                                                  NUMBER
                                                                    OF
                                                                 CONTRACTS         PREMIUM
                                                                -----------      ------------
Options outstanding at October 31, 2002.....................         (1,134)     $   (128,212)
Options--written............................................         (2,859)         (483,308)
Options--buybacks...........................................          3,091           468,468
Options--expired............................................             58             8,236
Options--exercised..........................................            651            92,936
                                                                -----------      ------------
Options outstanding at April 30, 2003.......................           (193)     $    (41,880)
                                                                ===========      ============

                                      (K)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Futures contracts are used for hedging purposes or to seek to enhance returns (see Note
5).

                                      (L)

REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                                      (M)

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (N)

SECURITIES LENDING. Each Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Net income earned on securities lending amounted to $24,457 and $2,364, net of broker fees and rebates, for the Bond and Short Term Bond Funds, respectively, for the six months ended April 30, 2003, and is included as interest income on the Statement of Operations.

                                      (O)

PORTFOLIO TRANSACTION FEE. Effective December 8, 2002, the International Broad Market and International Equity Funds (the "Funds") imposed a 2.00% redemption fee on redemptions (including exchanges) of each Fund's shares in amounts of $50,000 or more made within 60 days of their date of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Funds. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and also as part of Additional paid-in capital on the Statement of Assets and Liabilities. The redemption fees paid to the Funds for the six months ended April 30, 2003 totaled $124,672 and $85,360 for International Broad Market and International Equity Funds, respectively.

                                      (P)

OFFERING COSTS. Costs incurred in connection with the initial offering of Tax-Managed Equity Fund, in the amount of $132,052, are being amortized over a period of 12 months beginning with the commencement of operations on April 19, 2002. In addition, organizational costs of $20,186 were expensed on that date.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Transactions:
--------------------------------------------------------------------------------

                                      (A)

MANAGER AND SUBADVISOR. NYLIM (or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as manager and provides management services to the Funds under Management Agreements. MacKay Shields LLC ("MacKay Shields"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Growth Equity, Value Equity, Bond, Core Bond Plus, Short Term Bond, Tax Free Bond and International Equity Funds under a Sub-Advisory Agreement with the Manager. The Indexed Equity, Mid Cap Core, Mid Cap Value, Small Cap Value, Tax-Managed Equity, Indexed Bond, Money Market, Ultra Short Duration, Asset Manager, Balanced and International Broad Market Funds are advised by NYLIM directly, without a subadvisor.

                                                                   ECLIPSE FUNDS

The Funds pay the Manager a monthly fee for the services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

Growth Equity Fund.............       .85%
Indexed Equity Fund............       .50%
Mid Cap Core Fund..............       .85%
Mid Cap Value Fund.............       .90%
Small Cap Value Fund...........      1.00%
Tax-Managed Equity Fund........       .70%
Value Equity Fund..............       .85%
Bond Fund......................       .75%
Core Bond Plus Fund............       .60%
Indexed Bond Fund..............       .50%
Money Market Fund..............       .50%
Short Term Bond Fund...........       .60%
Tax Free Bond Fund.............       .50%
Ultra Short Duration Fund......       .40%
Asset Manager Fund.............       .65%
Balanced Fund..................       .75%
International Broad Market
  Fund.........................       .95%
International Equity Fund......       .85%

Pursuant to the terms of the Sub-Advisory Agreement between the Manager and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of average daily net assets of the Company's Funds as follows:

Growth Equity Fund.............       .25%
Value Equity Fund..............       .25%
Bond Fund......................       .20%
Core Bond Plus Fund............       .30%
Short Term Bond Fund...........       .15%
Tax Free Bond Fund.............       .25%
International Equity Fund......       .35%

The Manager voluntarily agreed to assume a portion of the Fund's operating expenses for the following Funds to the extent the total expenses (excluding service fees and distribution fees) on an annualized basis exceed the indicated percentages:

Growth Equity Fund.............       .93%
Indexed Equity Fund............       .30%
Mid Cap Core Fund..............      1.00%
Mid Cap Value Fund.............      1.04%
Small Cap Value Fund...........      1.19%
Tax-Managed Equity Fund........       .95%
Value Equity Fund..............       .94%
Bond Fund......................       .75%
Core Bond Plus Fund............       .70%
Indexed Bond Fund..............       .50%
Money Market Fund..............       .50%
Short Term Bond Fund...........       .60%
Tax Free Bond Fund.............       .65%
Ultra Short Duration Fund......       .20%
Asset Manager Fund.............       .83%
Balanced Fund..................       .94%
International Broad Market
  Fund.........................       .94%
International Equity Fund......      1.03%

In connection with the voluntary expense limitations, the Manager assumed the following expenses for the six months ended April 30, 2003:

Growth Equity Fund..........  $  185,944
Indexed Equity Fund.........   1,006,331
Mid Cap Core Fund...........      41,461
Mid Cap Value Fund..........      58,775
Small Cap Value Fund........      62,870
Tax-Managed Equity Fund.....      68,203
Value Equity Fund...........     127,557
Bond Fund...................     111,628
Core Bond Plus Fund.........      83,195
Indexed Bond Fund...........  $  151,855
Money Market Fund...........     332,156
Short Term Bond Fund........      69,480
Tax Free Bond Fund..........      32,306
Ultra Short Duration Fund...     167,294
Asset Manager Fund..........     385,945
Balanced Fund...............      37,429
International Broad Market
  Fund......................     193,698
International Equity Fund...      94,323

These voluntary expense limitations may be terminated or revised at any time.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors serves as the Funds' distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement. The Distributor is not obligated to sell any specific amount of the Funds' shares, and receives no compensation from the Funds pursuant to the Distribution Agreement.

                                      (C)

SERVICE AND DISTRIBUTION FEES. In accordance with the Shareholder Services Plans for the Service Class shares and the Money Market Fund Sweep Shares Class shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to Service Class shareholders and to Money Market Fund Sweep Shares Class shareholders, respectively. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Fund and the Sweep Shares Class of the Money Market Fund.

The Company, with respect to the L Class shares and the Money Market Fund Sweep Shares Class, and the Trust, with respect to the L Class shares, have each adopted separate Distribution Plans in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Pursuant to the Distribution Plan for the Money Market Fund Sweep Shares Class, NYLIFE Securities Inc. ("NYLIFE Securities"), an indirect wholly-owned subsidiary of New York Life, NYLIFE Distributors, or any other broker-dealer or other financial institution is entitled to receive a monthly service fee from the Money Market Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Sweep Shares Class for services in support of distribution activities. Pursuant to the Distribution Plan for the L Class shares, NYLIFE Securities, NYLIFE Distributors, or any other broker-dealer or other financial institution is entitled to receive a monthly distribution fee from the applicable Fund at an annual rate of 0.75% of the average daily net assets of the Fund's L Class. Pursuant to the Distribution Plan for the L Class shares, the L Class shares also pay a monthly service fee at an annual rate of 0.25% of the average daily net assets for service activities rendered to shareholders of the L Class shares of each Fund.

                                      (D)

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, an affiliate of NYLIM and an indirect wholly-owned subsidiary of New York Life, serves as the Funds' transfer, dividend disbursing and shareholder servicing agent. ESS has entered into an agreement with Boston Financial Data Services ("BFDS"), by which BFDS will perform certain of the services for which ESS is responsible. Transfer agent expenses accrued for the six months ended April 30, 2003 were as follows:

Growth Equity Fund..................  $167,530
Indexed Equity Fund.................    62,722
Mid Cap Core Fund...................     7,416
Mid Cap Value Fund..................    34,064
Small Cap Value Fund................    82,106
Tax-Managed Equity Fund.............     7,420
Value Equity Fund...................   103,478
Bond Fund...........................    17,520
Core Bond Plus Fund.................    31,432
Indexed Bond Fund...................  $ 32,745
Money Market Fund...................    44,379
Short Term Bond Fund................    16,617
Tax Free Bond Fund..................     6,620
Ultra Short Duration Fund...........    16,545
Asset Manager Fund..................   368,138
Balanced Fund.......................    46,878
International Broad Market Fund.....    18,001
International Equity Fund...........    15,729

                                      (E)

DIRECTORS AND TRUSTEES FEES. Directors and Trustees, other than those affiliated with the Manager, New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual retainer of $32,000, and $1,350 for each Board of Directors/Trustees and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The retainer fee is paid in the aggregate for the Company, the Trust and another affiliated investment company, New York Life Investment Management Institutional Funds.

                                                                   ECLIPSE FUNDS

                                      (F)

CAPITAL. The Funds have been advised that at April 30, 2003 affiliates of New York Life owned a significant number of shares of the Funds with the following market values and percentages of net assets as follows:

Growth Equity Fund.........  $268,650,938      85.2%
Indexed Equity Fund........   627,203,652      85.8
Mid Cap Core Fund..........    20,425,082      86.5
Mid Cap Value Fund.........         2,217       0.0*
Small Cap Value Fund.......    18,645,212      14.2
Tax-Managed Equity Fund....    42,052,242     100.0
Value Equity Fund..........    99,888,454      65.5
Bond Fund..................   110,614,051      81.4
Core Bond Plus Fund........    25,975,118      62.1
Indexed Bond Fund..........  $120,092,888      76.2%
Money Market Fund..........   210,637,456      37.7
Short Term Bond Fund.......    26,556,204      68.4
Tax Free Bond Fund.........    26,175,114      99.5
Ultra Short Duration Fund..    50,313,625      69.0
Asset Manager Fund.........   287,324,641      85.4
Balanced Fund..............    34,692,549      29.7
International Broad Market
  Fund.....................    13,877,003      53.6
International Equity Fund..    12,033,142      59.2

*  Less than one tenth of a percent.

From time to time, a Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

                                      (G)

OTHER. Fees for the cost of legal services provided to the Funds by the Office of the General Counsel of NYLIM are charged to the Funds. For the six months ended April 30, 2003, these fees were as follows:

Growth Equity Fund...................  $ 8,912
Indexed Equity Fund..................   20,251
Mid Cap Core Fund....................      660
Mid Cap Value Fund...................    1,433
Small Cap Value Fund.................    3,195
Tax-Managed Equity Fund..............    1,211
Value Equity Fund....................    4,295
Bond Fund............................    4,148
Core Bond Plus Fund..................    1,206
Indexed Bond Fund....................  $ 4,611
Money Market Fund....................   17,296
Short Term Bond Fund.................    1,149
Tax Free Bond Fund...................      790
Ultra Short Duration Fund............    2,038
Asset Manager Fund...................   11,508
Balanced Fund........................    3,027
International Broad Market Fund......      720
International Equity Fund............      523

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

As of October 31, 2002, the components of accumulated gain/(loss) on a tax basis were as follows:

                                                                                 UNREALIZED
                                             ORDINARY    ACCUMULATED CAPITAL    APPRECIATION    TOTAL ACCUMULATED
                                              INCOME      AND OTHER LOSSES     (DEPRECIATION)      GAIN/(LOSS)
                                            ----------   -------------------   --------------   -----------------
Growth Equity Fund........................  $       --      $(41,631,514)      $ (29,526,244)     $ (71,157,758)
Indexed Equity Fund.......................   7,675,229       (39,807,398)       (145,707,885)      (177,840,054)
Mid Cap Core Fund.........................      52,464        (5,032,397)           (918,073)        (5,898,006)
Mid Cap Value Fund........................     163,474          (410,608)          2,061,823          1,814,689
Small Cap Value Fund......................   1,011,260        (6,311,376)          6,420,538          1,120,422
Tax-Managed Equity Fund...................     289,129        (2,884,393)         (4,950,550)        (7,545,814)
Value Equity Fund.........................   1,430,305       (26,006,261)        (21,184,048)       (45,760,004)
Bond Fund.................................      72,389       (13,075,635)          1,722,713        (11,280,533)
Core Bond Plus Fund.......................      42,971            11,719            (562,561)          (507,871)
Indexed Bond Fund.........................     (59,476)       (3,894,600)          4,348,435            394,359
Money Market Fund.........................      16,133                --                  --             16,133
Short Term Bond Fund......................       3,181        (3,645,149)            581,985         (3,059,983)
Tax Free Bond Fund........................          --          (159,618)            755,996            596,378
Ultra Short Duration Fund.................     370,088          (422,235)            483,716            431,569
Asset Manager Fund........................   8,240,374       (40,446,919)        (29,552,879)       (61,759,424)
Balanced Fund.............................     299,832          (196,217)          1,813,092          1,916,707
International Broad Market Fund...........     191,660        (4,093,094)         (7,565,900)       (11,467,334)
International Equity Fund.................     314,996        (7,494,478)            200,387         (6,979,095)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals, premium amortization and mark-to-market of futures contracts.

At October 31, 2002, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                         CAPITAL LOSS
                                                       AVAILABLE THROUGH   AMOUNT (000'S)
                                                       -----------------   --------------
Growth Equity Fund...................................        2009             $24,144
                                                             2010              17,488
                                                                              -------
                                                                              $41,632
                                                                              =======
Indexed Equity Fund..................................        2010             $39,807
                                                                              =======
Mid Cap Core Fund....................................        2009             $ 3,127
                                                             2010               1,905
                                                                              -------
                                                                              $ 5,032
                                                                              =======
Mid Cap Value Fund...................................        2008             $   251
                                                             2009                  95
                                                             2010                  65
                                                                              -------
                                                                              $   411
                                                                              =======
Small Cap Value Fund.................................        2008             $ 5,170
                                                             2010               1,141
                                                                              -------
                                                                              $ 6,311
                                                                              =======
Tax-Managed Equity Fund..............................        2010             $ 2,884
                                                                              =======
Value Equity Fund....................................        2010             $26,006
                                                                              =======

                                                                   ECLIPSE FUNDS

                                                         CAPITAL LOSS
                                                       AVAILABLE THROUGH   AMOUNT (000'S)
                                                       -----------------   --------------
Bond Fund............................................        2007             $ 8,517
                                                             2008               3,661
                                                             2010                 898
                                                                              -------
                                                                              $13,076
                                                                              =======
Indexed Bond Fund....................................        2004             $   113
                                                             2005                  44
                                                             2006                 112
                                                             2007               1,728
                                                             2008               1,793
                                                             2009                 105
                                                                              -------
                                                                              $ 3,895
                                                                              =======
Short Term Bond Fund.................................        2003             $ 1,770
                                                             2004                 485
                                                             2005                 173
                                                             2007                 473
                                                             2008                 744
                                                                              -------
                                                                              $ 3,645
                                                                              =======
Tax Free Bond Fund...................................        2009             $    47
                                                             2010                 113
                                                                              -------
                                                                              $   160
                                                                              =======
Ultra Short Duration Fund............................        2004             $    37
                                                             2005                  31
                                                             2006                  20
                                                             2007                  63
                                                             2008                  99
                                                             2009                  14
                                                             2010                 158
                                                                              -------
                                                                              $   422
                                                                              =======
Asset Manager Fund...................................        2009             $24,684
                                                             2010              15,763
                                                                              -------
                                                                              $40,447
                                                                              =======
Balanced Fund........................................        2010             $   196
                                                                              =======
International Broad Market Fund......................        2010             $ 4,093
                                                                              =======
International Equity Fund............................        2009             $ 5,871
                                                             2010               1,623
                                                                              -------
                                                                              $ 7,494
                                                                              =======

The Indexed Bond and Short Term Bond Funds utilized $1,325,620 and $135,028, respectively, of capital loss carryforwards during the year ended October 31, 2002.

--------------------------------------------------------------------------------
NOTE 5--Financial Investments:
--------------------------------------------------------------------------------

The Core Bond Plus Fund's, Asset Manager Fund's, International Broad Market Fund's and International Equity Fund's use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the related amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of each Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on foreign currency forward contracts reflects each Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

The Core Bond Plus Fund, Asset Manager Fund and International Broad Market Fund use foreign currency forward contracts to minimize the risk of loss to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The International Equity Fund enters into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates, or to seek to enhance the Fund's investment returns.

The Indexed Equity Fund's, Indexed Bond Fund's, Tax Free Bond Fund's, Asset Manager Fund's and International Broad Market Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the related amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of each Fund's involvement in open futures positions. Risks arise from possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

The Indexed Equity Fund and International Broad Market Fund invest in stock index futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Indexed Bond Fund and Tax Free Bond Fund invest in contracts for the future delivery of debt securities in order to attempt to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Asset Manager Fund has entered into contracts for the future delivery of debt securities and invests in stock index futures contracts to rebalance the Fund's portfolio composition and risk profile to meet asset class constraints.

--------------------------------------------------------------------------------
NOTE 6--Line of Credit:
--------------------------------------------------------------------------------

The Funds, with the exception of the Money Market Fund, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2003.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
NOTE 7--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the six months ended April 30, 2003, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                        Growth Equity          Indexed Equity           Mid Cap Core            Mid Cap Value
                             Fund                   Fund                    Fund                    Fund
                      Purchases   Sales       Purchases  Sales       Purchases   Sales       Purchases    Sales
                      ------------------------------------------------------------------------------------------
U.S. Government
 securities            $    --   $    --       $   --    $   --       $    --   $    --       $    --    $    --
All others              72,022    85,281        7,153     9,028        13,569    12,980        22,410     23,683
                      ------------------------------------------------------------------------------------------
Total                  $72,022   $85,281       $7,153    $9,028       $13,569   $12,980       $22,410    $23,683
                      ==========================================================================================

                           Small Cap            Tax-Managed          Value Equity              Bond
                          Value Fund            Equity Fund              Fund                  Fund
                      Purchases    Sales    Purchases    Sales    Purchases    Sales    Purchases    Sales
                      -------------------------------------------------------------------------------------
U.S. Government
 securities            $    --    $    --    $    --    $    --    $    --    $    --   $ 69,605    $55,486
All others              51,696     54,301     11,342     11,369     56,329     48,541     35,804     28,128
                      -------------------------------------------------------------------------------------
Total                  $51,696    $54,301    $11,342    $11,369    $56,329    $48,541   $105,409    $83,614
                      =====================================================================================

--------------------------------------------------------------------------------
NOTE 8--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares were as follows:

                                 Growth Equity Fund                      Indexed Equity Fund
                        -------------------------------------   -------------------------------------
                        No-Load   Service   No-Load   Service   No-Load   Service   No-Load   Service
                         Class     Class     Class     Class     Class     Class     Class     Class
                        -------   -------   -------   -------   -------   -------   -------   -------

                        Six months ended       Year ended       Six months ended       Year ended
                         April 30, 2003     October 31, 2002     April 30, 2003     October 31, 2002
                        -----------------------------------------------------------------------------
Shares sold              1,381      137      2,947      316      5,206     2,571     5,362     4,148
Shares issued in
 reinvestment of
 dividends and
 distributions              --       --         --       --        384        83     1,514       285
                        -----------------------------------------------------------------------------
                         1,381      137      2,947      316      5,590     2,654     6,876     4,433
Shares redeemed         (2,380)    (156)    (4,896)    (413)    (3,465)   (2,075)   (4,967)   (1,647)
                        -----------------------------------------------------------------------------
Net increase
 (decrease)               (999)     (19)    (1,949)     (97)     2,125       579     1,909     2,786
                        =============================================================================

                                      Mid Cap
                                     Core Fund
                        ------------------------------------
                            No-Load             No-Load
                             Class               Class
                        ----------------   -----------------
                        Six months ended      Year ended
                         April 30, 2003    October 31, 2002
Shares sold                   121                 500
Shares issued in
 reinvestment of
 dividends and
 distributions                  1                   1
                        ------------------------------------
                              122                 501
Shares redeemed               (37)               (208)
                        ------------------------------------
Net increase
 (decrease)                    85                 293
                        ====================================


                                                               Mid Cap Value Fund
                        -------------------------------------------------------------------------------------------------
                            No-Load            Service                                  No-Load              Service
                             Class              Class              L Class               Class                Class
                        ----------------   ----------------   ------------------   ------------------   -----------------
                                                              December 30, 2002*                          July 1, 2002*
                                 Six months ended                  through             Year ended            through
                                  April 30, 2003                April 30, 2003      October 31, 2002    October 31, 2002
Shares sold                    183                --(a)               --(a)               1,492                 --(a)
Shares issued in
 reinvestment of
 dividends and
 distributions                  13                --(a)               --                     16                 --
                        -------------------------------------------------------------------------------------------------
                               196                --(a)               --(a)               1,508                 --(a)
Shares redeemed               (330)              (--)                (--)                (1,831)               (--)
                        -------------------------------------------------------------------------------------------------
Net increase
 (decrease)                   (134)               --(a)               --(a)                (323)                --(a)
                        =================================================================================================

                                          Money Market Fund
                        ------------------------------------------------------
                        No-Load    Service   Sweep Shares   No-Load    Service
                         Class      Class       Class        Class      Class
                        --------   -------   ------------   --------   -------

                                Six months ended                Year ended
                                 April 30, 2003              October 31, 2002
                        ------------------------------------------------------
Shares sold              220,432   12,319       49,215       379,307   11,910
Shares issued in
 reinvestment of
 dividends and
 distributions             1,208       41          619         3,314       73
                        ------------------------------------------------------
                         221,640   12,360       49,834       382,621   11,983
Shares redeemed         (293,066)  (5,227)     (58,994)     (252,199)  (2,009)
                        ------------------------------------------------------
Net increase
 (decrease)              (71,426)   7,133       (9,160)      130,422    9,974
                        ======================================================

                                                                                   Tax Free
                        Money Market Fund      Short Term Bond Fund               Bond Fund
                        ------------   -------------------------------------   ----------------
                        Sweep Shares   No-Load   Service   No-Load   Service       No-Load
                           Class        Class     Class     Class     Class         Class
                        ------------   -------   -------   -------   -------   ----------------
                                       Six months ended       Year ended       Six months ended
                                        April 30, 2003     October 31, 2002     April 30, 2003
Shares sold                130,386      9,805       219     2,302        9            38
Shares issued in
 reinvestment of
 dividends and
 distributions               3,294        476         8       182        5            --(a)
                        -----------------------------------------------------------------------
                           133,680     10,281       227     2,484       14            38
Shares redeemed           (127,409)    (9,328)     (379)   (1,644)     (43)          (35)
                        -----------------------------------------------------------------------
Net increase
 (decrease)                  6,271        953      (152)      840      (29)            3
                        =======================================================================

                             Tax Free
                            Bond Fund                                 Ultra Short Duration Fund
                        ------------------   ----------------------------------------------------------------------------
                             No-Load             No-Load            Service             No-Load              Service
                              Class               Class              Class               Class                Class
                        ------------------   ----------------   ----------------   ------------------   -----------------
                                                                                                          July 1, 2002*
                            Year ended                Six months ended                 Year ended            through
                         October 31, 2002              April 30, 2003               October 31, 2002    October 31, 2002
Shares sold                     981               1,384                13                 6,639                  2
Shares issued in
 reinvestment of
 dividends and
 distributions                   20                  20                --(a)                 21                 --(a)
                        -------------------------------------------------------------------------------------------------
                              1,001               1,404                13                 6,660                  2
Shares redeemed                (991)               (330)               (1)               (2,408)                (1)
                        -------------------------------------------------------------------------------------------------
Net increase
 (decrease)                      10               1,074                12                 4,252                  1
                        =================================================================================================

------------

 *   Commencement of Operations.
(a)  Less than one thousand shares.

                                                                   ECLIPSE FUNDS

--------------------------------------------------------------------------------

         Core Bond              Indexed              Short Term              Tax Free            Ultra Short
         Plus Fund             Bond Fund              Bond Fund              Bond Fund          Duration Fund
    Purchases    Sales    Purchases    Sales     Purchases    Sales     Purchases    Sales    Purchases   Sales
----------------------------------------------------------------------------------------------------------------
     $16,007    $12,454    $74,563    $61,538     $22,417    $17,731     $   --     $    --    $13,503    $  761
      12,194      8,630      8,860      3,703      14,250     17,239      8,692      11,312      2,451     3,340
----------------------------------------------------------------------------------------------------------------
     $28,201    $21,084    $83,423    $65,241     $36,667    $34,970     $8,692     $11,312    $15,954    $4,101
================================================================================================================

                                                     International
        Asset Manager             Balanced               Broad                International
             Fund                   Fund              Market Fund              Equity Fund
     Purchases    Sales      Purchases    Sales    Purchases   Sales       Purchases    Sales
---  -----------------------------------------------------------------------------------------
     $ 35,953    $ 30,001     $ 7,235    $   495    $    --   $    --       $    --    $    --
      157,377     162,439      46,142     23,392     31,543    34,475        13,723     17,911
----------------------------------------------------------------------------------------------
     $193,330    $192,440     $53,377    $23,887    $31,543   $34,475       $13,723    $17,911
==============================================================================================


                                 Small Cap Value Fund                                        Tax-Managed Equity Fund
    -------------------------------------------------------------------------------   --------------------------------------
    No-Load   Service                             No-Load              Service        No-Load   Service
     Class     Class         L Class               Class                Class          Class     Class         L Class
    -------   -------   ------------------   ------------------   -----------------   -------   -------   ------------------
                        December 30, 2002*                            July 1, 2002*          Six months   December 30, 2002*
     Six months ended              through           Year ended             through               ended              through
       April 30, 2003       April 30, 2003     October 31, 2002    October 31, 2002      April 30, 2003       April 30, 2003
----------------------------------------------------------------------------------------------------------------------------
      3,796      6              --                 10,035                 8             --        --              --
        108     --              --                     83                --             --        --              --
----------------------------------------------------------------------------------------------------------------------------
      3,904      6              --                 10,118                 8             --        --              --
     (2,818)    (1)            (--)               (10,307)              (--)           (--)      (--)            (--)
----------------------------------------------------------------------------------------------------------------------------
      1,086      5              --                   (189)                8             --        --              --
============================================================================================================================


         Tax-Managed Equity Fund           Value Equity Fund                           Bond Fund
         --------------------    -------------------------------------   -------------------------------------
            No-Load   Service    No-Load   Service   No-Load   Service   No-Load   Service   No-Load   Service
             Class     Class      Class     Class     Class     Class     Class     Class     Class     Class
            -------   -------    -------   -------   -------   -------   -------   -------   -------   -------
              April 19, 2002*           Six months                              Six months
                      through                ended          Year ended               ended          Year ended
             October 31, 2002       April 30, 2003    October 31, 2002      April 30, 2003    October 31, 2002
--------------------------------------------------------------------------------------------------------------
             5,000      --(a)     1,964       73      5,780       71      1,007      148      3,497      426
                --      --          169        4      1,378       47        282       12        920       35
--------------------------------------------------------------------------------------------------------------
             5,000      --(a)     2,133       77      7,158      118      1,289      160      4,417      461
               (--)    (--)      (1,444)     (70)    (3,777)     (76)    (1,828)    (135)    (2,159)    (335)
--------------------------------------------------------------------------------------------------------------
             5,000      --(a)       689        7      3,381       42       (539)      25      2,258      126
==============================================================================================================

                  Core Bond
                  Plus Fund                           Indexed Bond Fund
     ------------------------------------   -------------------------------------
         No-Load             No-Load        No-Load   Service   No-Load   Service
          Class               Class          Class     Class     Class     Class
     ----------------   -----------------   -------   -------   -------   -------
           Six months
                ended          Year ended    Six months ended          Year ended
       April 30, 2003    October 31, 2002      April 30, 2003    October 31, 2002
---------------------------------------------------------------------------------
            558               1,517          3,563      717      7,024       975
             34                  26            256       31        663        86
---------------------------------------------------------------------------------
            592               1,543          3,819      748      7,687     1,061
           (262)               (377)        (2,693)    (753)    (3,466)     (369)
---------------------------------------------------------------------------------
            330               1,166          1,126       (5)     4,221       692
=================================================================================

                        Asset Manager Fund                                             Balanced Fund
    ----------------------------------------------------------   ---------------------------------------------------------
    No-Load   Service                        No-Load   Service   No-Load   Service                            No-Load
     Class     Class         L Class          Class     Class     Class     Class         L Class              Class
    -------   -------   ------------------   -------   -------   -------   -------   ------------------   ----------------
                        December 30, 2002*                                           December 30, 2002*
     Six months ended              through          Year ended    Six months ended              through         Year ended
       April 30, 2003       April 30, 2003    October 31, 2002      April 30, 2003       April 30, 2003   October 31, 2002
--------------------------------------------------------------------------------------------------------------------------
     2,010      116               3           5,201      445      2,124      --              --                1,564
       493       37              --             550       40         47      --              --                  129
--------------------------------------------------------------------------------------------------------------------------
     2,503      153               3           5,751      485      2,171      --              --                1,693
    (8,086)    (186)            (--)         (6,165)    (313)      (727)    (--)            (--)                (667)
--------------------------------------------------------------------------------------------------------------------------
    (5,583)     (33)              3            (414)     172      1,444      --              --                1,026
==========================================================================================================================

                                 International Broad
      Balanced Fund                  Market Fund                      International Equity Fund
     ----------------   -------------------------------------   -------------------------------------
         Service        No-Load   Service   No-Load   Service   No-Load   Service   No-Load   Service
          Class          Class     Class     Class     Class     Class     Class     Class     Class
     ----------------   -------   -------   -------   -------   -------   -------   -------   -------
        July 1, 2002*
              through    Six months ended          Year ended    Six months ended          Year ended
     October 31, 2002      April 30, 2003    October 31, 2002      April 30, 2003    October 31, 2002
-----------------------------------------------------------------------------------------------------
            --(a)        7,262      203      12,469     243      2,597      359      7,493      198
            --(a)           20       --(a)       21      --(a)      36        1         59        1
-----------------------------------------------------------------------------------------------------
            --(a)        7,282      203      12,490     243      2,633      360      7,552      199
           (--)         (7,191)    (235)    (12,639)   (191)    (3,197)     (59)    (7,330)    (204)
-----------------------------------------------------------------------------------------------------
            --(a)           91      (32)       (149)     52       (564)     301        222       (5)
=====================================================================================================

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                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                            OFFICERS AND DIRECTORS--ECLIPSE
                                            FUNDS INC.*

                                            STEPHEN C. ROUSSIN
                                            Chairman, President, and Director

                                            PATRICK G. BOYLE
                                            Director

                                            LAWRENCE GLACKEN
                                            Director

                                            SUSAN B. KERLEY
                                            Director

                                            PETER MEENAN
                                            Director

                                            ROBERT P. MULHEARN
                                            Director

                                            JEFFERSON C. BOYCE
                                            Senior Vice President

                                            MARC J. BROOKMAN
                                            Executive Vice President

                                            RICHARD W. ZUCCARO
                                            Tax Vice President

                                            PATRICK J. FARRELL
                                            Treasurer, Chief Financial Officer,
                                            and Assistant Secretary

                                            OFFICERS AND TRUSTEES--ECLIPSE
                                            FUNDS*

INVESTMENT ADVISOR                                 STEPHEN C. ROUSSIN
New York Life Investment Management LLC            Chairman, President, and Trustee
SUBADVISOR                                         LAWRENCE GLACKEN
MacKay Shields LLC                                 Trustee
DISTRIBUTOR                                        SUSAN B. KERLEY
NYLIFE Distributors Inc.                           Trustee
TRANSFER AGENT                                     PETER MEENAN
NYLIM Service Company LLC                          Trustee
CUSTODIAN                                          ROBERT P. MULHEARN
The Bank of New York                               Trustee
INDEPENDENT ACCOUNTANTS                            JEFFERSON C. BOYCE
PricewaterhouseCoopers LLP                         Senior Vice President
LEGAL COUNSEL                                      PATRICK G. BOYLE
Dechert LLP                                        Executive Vice President
                                                   MARC J. BROOKMAN
                                                   Executive Vice President
                                                   RICHARD W. ZUCCARO
                                                   Tax Vice President
                                                   PATRICK J. FARRELL
                                                   Treasurer, Chief Financial Officer, and
                                                   Assistant Secretary

                                            The financial information included
                                            herein is taken from the records of
                                            the Fund without examination by the
                                            Fund's independent accountants, who
                                            do not express an opinion thereon.

                                            *As of April 30, 2003.

--------------------------------------------------------------------------------

This is a copy of a report to shareholders of one or more of the series mutual funds of Eclipse Funds. Distribution of this report to persons other than these shareholders is authorized only when preceded or accompanied by a current Eclipse Funds prospectus. This report does not represent an offer to sell or a solicitation to buy any securities.



ECLIPSE

[NEW YORK LIFE
INVESTMENT
MANAGEMENT LLC
LOGO]

Distributed by NYLIFE Distributors Inc.,
NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054

--------------------------------------------------------------------------------

EC10-06/03                                                          NYLIM-AO3510

ITEM 2.   CODE OF ETHICS.

                  Not applicable.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

                  Not applicable.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Not applicable.

ITEM 5.   [RESERVED]

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8.   [RESERVED]

ITEM 9.   CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)      Not applicable.

(b)(1) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certifications of chief executive officer and chief financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS

By:      /s/ Stephen C. Roussin
         STEPHEN C. ROUSSIN
         PRESIDENT

Date:    July 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:      /s/ Stephen C. Roussin
         STEPHEN C. ROUSSIN
         PRESIDENT

Date:    July 3, 2003

By:      /s/ Patrick J. Farrell
         PATRICK J. FARRELL
         CHIEF FINANCIAL OFFICER

Date:    July 3, 2003


                                  EXHIBIT INDEX

                  (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                  (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.



                                      -4-